                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6637
                 ----------------------------------------------

                                  The UBS Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS GLOBAL ALLOCATION FUND
UBS GLOBAL EQUITY FUND
UBS GLOBAL BOND FUND
UBS U.S. ALLOCATION FUND
UBS U.S. EQUITY FUND
UBS U.S. LARGE CAP GROWTH FUND
UBS U.S. SMALL CAP GROWTH FUND
UBS U.S. BOND FUND
UBS HIGH YIELD FUND
UBS INTERNATIONAL EQUITY FUND
UBS U.S. VALUE EQUITY FUND

SEMI-ANNUAL REPORT

DECEMBER 31, 2003

TABLE OF CONTENTS

Portfolio Managers' Commentary and Schedule of Investments
     UBS Global Allocation Fund                                                3
     UBS Global Equity Fund                                                   18
     UBS Global Bond Fund                                                     26
     UBS U.S. Allocation Fund                                                 36
     UBS U.S. Equity Fund                                                     48
     UBS U.S. Large Cap Growth Fund                                           55
     UBS U.S. Small Cap Growth Fund                                           61
     UBS U.S. Bond Fund                                                       67
     UBS High Yield Fund                                                      76
     UBS International Equity Fund                                            85
     UBS U.S. Value Equity Fund                                               92

Statements of Assets and Liabilities                                          98

Statements of Operations                                                     102

Statements of Changes in Net Assets                                          104

Financial Highlights                                                         108

Notes to Financial Statements                                                130

PORTFOLIO MANAGERS'
COMMENTARY
AND SCHEDULE OF
INVESTMENTS

UBS GLOBAL ALLOCATION FUND

Over the six months ended December 31, 2003, Class Y shares of UBS Global Allocation Fund returned 15.00%, compared to the 14.59% return for the Fund's benchmark, the GSMI Mutual Fund Index (the "Index").* Since inception on August 31, 1992, the Fund's Class Y shares returned 8.89% on an annualized basis, compared to the 8.97% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 6. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Over the period, market and currency allocation decisions were the primary contributors to the Fund's performance. In particular, our decision to overweight equities, more specifically emerging markets equities, at the expense of developed market bonds, added to relative performance.

SIX-MONTH MARKET REVIEW

Over the six months, the global equity markets turned in a performance that exceeded most investors' expectations, spurred on by world economies that were showing clear signs of recovery.

The US economic recovery led the way, driven by the introduction of aggressive fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years. Economic statistics consistently appeared to confirm that the growth was sustainable, and investors were lured back to stocks. As a result, the US stock market posted a gain of 15.15% (as measured by the S&P 500 Index) over the six-month review period.

The economic picture also improved in continental Europe, partly because of government stimulus that came at the expense of the new economic agreements; both France and Germany broke their budgetary deficit limits. During this time, the European stock market, as measured by the MSCI Europe Index, rose 25.13%. In Japan, a decade-long decline was reversed when the Japanese stock market, as measured by the Japanese TOPIX Index, posted a gain of 29.98% over the period. While it is still too early to tell if this is a cyclical improvement or a long-term trend, there appear to be signs of economic advances, and Prime Minister Koizumi has a stronger mandate for government reform.

Across all of these markets, we noted a preference for lower-quality, speculative stocks. In fact, stocks whose prices fell dramatically in recent years were the top performers over the review period.

The global bond markets over the period could be best described as volatile. In the US market, the yield on the 10-year Treasury note, which had fallen to a 45-year low of 3.11% in mid-June, was, by the beginning of September, back to 4.60%. Yields finally settled down as the period drew to a close, trading in the 4.0% to 4.5% range before ending the year at 4.25%. The yield on 10-year European bonds also rose, as did the yield on Japanese bonds.

The resumption of relative stability can be attributed to the lessening of fears regarding near-term inflation, as well as clear signs from central banks that they intended to maintain their accommodative monetary policies. With this support, bonds were able to tread water in the face of the global economic rebound, and the JP Morgan Global Government Bond Index declined 0.06% in the fourth quarter.

EQUITIES: FAIRLY VALUED MARKETS PRESENTED A CHALLENGE

The Fund benefits from the input provided by UBS Global Asset Management's global network of investment specialists. These on-site experts offer valuable insight into local economies, industry trends and specific companies. Leveraging their input, we seek to construct a portfolio that offers attractive growth potential while managing risk.

At the asset allocation level, our process starts with an analysis of the relative opportunities available across and within asset classes. Entering the review period, our valuation

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CURRENTLY CONSTRUCTED AS FOLLOWS:
  40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

analysis concluded that the global equity markets were still generally undervalued, despite the recovery that was underway. Global bond markets, in contrast, appeared to us to be significantly overvalued. However, the dramatic swings that occurred in these markets during the reporting period removed many of the value discrepancies we had noted.

In this environment, market allocation decisions were the greatest contributor to performance versus the benchmark. In particular, our overweights to both non-US and emerging markets equities produced positive results. Non-US equities posted very strong returns, but were nonetheless surpassed by emerging markets equities. Almost every emerging equity market appreciated during the last six months, so our positions in these markets helped relative performance. In non-US equities, a country underweight to Germany was the largest detractor from performance, but a modest underweight to Japan helped mitigate its impact somewhat.

Industry weights--especially those in financials and telecommunications--added to performance over the period. In developed markets, we identified attractive opportunities in the pharmaceuticals industry, particularly in the United States. US pharmaceutical stock prices had fallen due to investor concerns over regulatory issues, Medicare reform and company-specific scandals. Our analysis concluded, however, that proposed health care reforms would not significantly alter pharmaceutical company economics, and that many of these companies offered sound fundamentals and solid growth potential.

Over the course of the review period, we also increased our exposure to financials, and it became our largest overweight at period end. Based on research findings, we opted to underweight insurance, and concentrate our financial holdings instead on more promising areas, including selected banks and US diversified financial services companies. Some specific examples of holdings in this sector were Royal Bank of Scotland, Wells Fargo, and Citigroup.

Other positive themes during the six-month period were our overweights to utilities, energy and telecommunications. Within telecommunications, we benefited from our focus on companies with strong market positions and acceptable debt loads, including Vodafone, SBC and Nextel.

FIXED INCOME: STRATEGIC MOVES ADDED INCREMENTAL VALUE

Within fixed income, we continually monitored the rapidly changing landscape, adjusting the portfolio to add incremental value when opportunities presented themselves. For example, on a sector level, dramatic moves in yields early in the period allowed us to profitably reduce our positions in the credit markets of the US and Europe. In our opinion, these markets were trading at close to fair valuation, offering little growth potential. We locked in our gains from this sector and redeployed the assets to areas that we believed held more potential.

Our market-level moves generated the greatest results over the period. In particular, in November 2003, the European Monetary Union's (EMU) Stability and Growth Pact on fiscal policy faltered. We believed this well-publicized event held negative implications for European-denominated bonds as, in our opinion, investors will expect greater premiums to hold issues from the EMU.

In yet another strategic move, we quickly responded when select central banks tightened monetary policy. The UK raised its benchmark interest rate by 0.25% in November 2003, bringing the prevailing short-term interest rate up to 3.75%. The UK market fell on this news, giving us the opportunity to buy in at attractive valuations relative to other markets. This generated strong results for the Fund when the UK bond market then quickly recovered, gaining strength when lower inflation data forestalled further hikes.

On a final note, currency allocation was a positive contributor to performance over the period. In particular, the Fund's overweight to the euro--at the expense of the US dollar and

British pound--helped performance as the euro strengthened, in dollar terms, to levels not seen since its creation. The Fund's position in the Australian dollar and the Canadian dollar also generated positive results.

LOOKING AHEAD

We believe investors will be on the lookout for any number of factors that could put the global economic recovery at risk, including signs of inflation, rising interest rates, and geopolitical unrest. However, absent any type of trigger, we believe the global economy will settle into a pattern of steady growth in 2004.

With respect to global equities, we expect to see investors turn their attention back to fundamentals, rewarding companies with proven management, sound balance sheets and real earnings growth. We believe our portfolio is well-positioned for such an environment. With respect to global bonds, we expect to see the markets continue to struggle as the world's economies expand. In the meantime, central banks have voiced their commitment to maintaining low short-term interest rates, which could offer a degree of stability.

Although the opportunities to add value in active asset allocation are more modest than in the recent past, there are still over- and undervalued asset classes and country markets. We believe equities outside the United States remain attractively valued on a relative basis, led by issues listed in the United Kingdom and selected markets in Europe. The broad Japanese equity market appears significantly overvalued, but there remain attractive individual companies. Emerging equities markets also offer reasonable opportunity, but are closer to intrinsic value than at any point in the past two years.

We believe fixed income overvaluations are most significant in emerging markets, whose additional yield to US Treasuries--4.50% at year-end--has declined from levels three times that size just over a year ago. Diminished opportunity also exists in global (ex-US) bonds, particularly those in Japan. We believe US bonds are fairly valued at the aggregate level, but we anticipate yield increases, especially in short- and intermediate-term instruments.

As always, through our disciplined allocation and investment process we will seek to identify compelling opportunities across asset classes, countries, currencies and individual securities, in an effort to provide our shareholders with the potential for superior risk-adjusted returns relative to the Index over the long term.

UBS GLOBAL ALLOCATION FUND

TOTAL RETURN

                                           6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION*
                                             ENDED      ENDED     ENDED      ENDED       ENDED         TO
                                           12/31/03   12/31/03  12/31/03   12/31/03    12/31/03     12/31/03
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class A           14.84%     27.48%     8.02%      6.25%        N/A          6.31%
UBS Global Allocation Fund Class B           14.42      26.53       N/A        N/A         N/A         10.75
UBS Global Allocation Fund Class C           14.47      26.57       N/A        N/A         N/A         11.06
UBS Global Allocation Fund Class Y           15.00      27.79      8.18       6.48        8.62%         8.89
UBS Global Allocation Fund Class A**          8.54      20.47      6.01       5.05         N/A          5.39
UBS Global Allocation Fund Class B**          9.42      21.53       N/A        N/A         N/A          9.43
UBS Global Allocation Fund Class C**         13.47      25.57       N/A        N/A         N/A         11.06
GSMI Mutual Fund Index***                    14.59      26.53      2.39       3.33        8.42          8.97
MSCI World Equity (Free) Index               19.95      33.54     -3.65      -0.55        7.43          8.39
Citigroup World Government Bond Index         7.29      14.91     10.78       5.75        6.79          6.88

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND THE INDICES, IS 8/31/92.

**  RETURNS INCLUDE SALES CHARGES.

*** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40%
    RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
Nextel Communications, Inc., Class A                           1.7%
Citigroup, Inc.                                                1.5
Wells Fargo & Co.                                              1.2
Microsoft Corp.                                                1.1
Burlington Northern Santa Fe Corp.                             1.1
Wyeth                                                          1.1
UnitedHealth Group, Inc.                                       1.0
Morgan Stanley                                                 0.9
ExxonMobil Corp.                                               0.9
Freddie Mac                                                    0.9
------------------------------------------------------------------------
Total                                                         11.4%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
U.S. Treasury Note
3.250%, due 08/15/08                                           2.0%
U.S. Treasury Note
4.250%, due 08/15/13                                           1.3
U.S. Treasury Bond
6.250%, due 05/15/30                                           0.8
U.S. Treasury Note
1.875%, due 11/30/05                                           0.5
U.S. Treasury Note
2.000%, due 08/31/05                                           0.5
Fannie Mae
3.841%, due 08/01/33                                           0.5
Deutche Bundesrepublik
6.500%, due 07/04/27                                           0.4
Deutche Bundesrepublik
5.000%, due 07/04/12                                           0.4
Fannie Mae
4.600%, due 11/01/33                                           0.4
CS First Boston Mortgage Securities
Corp., 03-8, Class 5A1
6.500%, due 04/25/33                                           0.3
------------------------------------------------------------------------
Total                                                          7.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

EQUITIES

U.S. EQUITIES
   Aerospace & Military                                        0.25%
   Airlines                                                    0.16
   Autos/Durables                                              0.34
   Banks                                                       2.40
   Biomedical                                                  0.47
   Broadcasting & Publishing                                   0.68
   Business & Public Service                                   0.13
   Capital Goods                                               1.28
   Chemicals                                                   0.21
   Computer Software                                           1.14
   Computer Systems                                            0.44
   Construction                                                0.54
   Consumer                                                    0.53
   Electric Components                                         0.51
   Electronics                                                 0.17
   Energy                                                      3.60
   Financial Services                                          6.00
   Health: Drugs                                               4.15
   Health: Non-Drugs                                           2.75
   Healthcare                                                  0.32
   Housing/Paper                                               0.38
   Industrial Components                                       0.75
   Media and Entertainment                                     0.51
   Metals Non-Ferrous                                          0.83
   Multi-Industry                                              0.75
   Retail/Apparel                                              1.31
   Services/Miscellaneous                                      1.69
   Technology                                                  0.01
   Telecommunications- Services                                2.02
   Transportation                                              1.50
   Utilities                                                   0.36
                                                            -------
         Total U.S. Equities                                  36.18

INTERNATIONAL EQUITIES
   Aerospace & Defense                                         0.17
   Appliances & Household Durables                             0.13
   Autos/Durables                                              0.92
   Banks                                                       4.77
   Beverages & Tobacco                                         0.61
   Broadcasting & Publishing                                   1.17
   Building Materials                                          0.37
   Chemicals                                                   1.12
   Computer Software                                           0.17
   Construction                                                0.47
   Data Processing                                             0.15
   Electric Components                                         0.78
   Electronics                                                 0.10
   Energy                                                      1.44
   Financial Services                                          1.08
   Food & House Products                                       1.64
   Forest Products                                             0.20
   Health: Drugs                                               2.19
   Health: Non-Drugs                                           0.40
   Housing/Paper                                               0.28
   Industrial Components                                       0.08
   Insurance                                                   0.52
   Machinery & Engineering                                     0.16
   Merchandising                                               0.40
   Metals Non-Ferrous                                          0.56
   Multi-Industry                                              0.16
   Oil                                                         0.55
   Paper & Forest Products                                     0.04
   Publishing & Printing                                       0.08
   Real Estate                                                 0.33
   Recreation                                                  0.54
   Retail/Apparel                                              0.23
   Services/Miscellaneous                                      0.43
   Telecommunications                                          2.52
   Transportation                                              0.61
   Utilities                                                   0.60
   Wholesale & International Trade                             0.17
                                                            -------
         Total International Equities                         26.14
TOTAL EQUITIES                                                62.32

U.S. BONDS
U.S. Corporate Bonds
   Aerospace & Military                                        0.02
   Airlines                                                    0.03
   Autos/Durables                                              0.20
   Banks                                                       0.18
   Beverages & Tobacco                                         0.13
   Chemicals                                                   0.11
   Computer Systems                                            0.06
   Construction                                                0.03
   Consumer                                                    0.02
   Electric Components                                         0.04
   Energy                                                      0.27
   Financial Services                                          1.01
   Food & House Products                                       0.11
   Forest Products                                             0.01
   Health: Drugs                                               0.04
   Health: Non-Drugs                                           0.01
   Household Durables                                          0.01
   Housing/Paper                                               0.01
   Industrial                                                  0.01
   Insurance                                                   0.04
   Leisure & Tourism                                           0.06
   Media and Entertainment                                     0.01
   Metals Non-Ferrous                                          0.01
   Multi-Industry                                              0.05
   Publishing                                                  0.01
   Real Estate                                                 0.05
   Retail/Apparel                                              0.08
   Services/Miscellaneous                                      0.12
   Telecommunications                                          0.19
   Telecommunications-Wireless                                 0.04
   Telephones                                                  0.01
   Transportation                                              0.05
   Utilities                                                   0.14
                                                            -------
         Total U.S. Corporate Bonds                            3.16
Asset-Backed Securities                                        0.32
Commercial Mortgage-Backed Securities                          1.12
Mortgage-Backed Securities                                     6.04
U.S. Government Obligations                                    5.56
                                                            -------
         Total U.S. Bonds                                     16.20
International Corporate Bonds                                  0.15
International Bonds                                            5.41
Sovereign/Supranational Bonds                                  0.05
                                                            -------
         Total International Bonds                             5.61
INVESTMENT COMPANIES                                          12.82
Investments of Cash Collateral
   for Securities Loaned                                       6.54
SHORT-TERM INVESTMENTS                                         4.31
                                                            -------
   TOTAL INVESTMENTS                                         107.80
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                               (7.80)
                                                            -------
NET ASSETS                                                   100.00%
                                                            =======

              UBS GLOBAL ALLOCATION FUND-- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              SHARES            VALUE
                                                         ---------------   ----------------
EQUITIES -- 62.32%
U.S. EQUITIES -- 36.18%
Aflac, Inc.                                                       62,300   $      2,254,014
Allergan, Inc.                                                   129,100          9,916,171
American Electric Power Co., Inc.                                 31,500            961,065
American International Group, Inc.                               100,621          6,669,160
American Standard Companies, Inc. (b)                             43,900          4,420,730
Anadarko Petroleum Corp.                                          34,100          1,739,441
Anthem, Inc. (b)                                                  80,200          6,015,000
Baxter International, Inc.                                        94,205          2,875,137
Biomet, Inc.                                                      57,400          2,089,934
Boeing Co. (The)                                                 125,600          5,292,784
Bristol-Myers Squibb Co.                                         313,200          8,957,520
Burlington Northern Santa Fe Corp.                               381,000         12,325,350
Cardinal Health, Inc.                                             62,000          3,791,920
Cephalon, Inc. (b) (c)                                            83,000          4,018,030
Citigroup, Inc.                                                  359,207         17,435,908
CMS Energy Corp. (b) (c)                                         169,100          1,440,732
ConocoPhillips                                                    99,434          6,519,887
Costco Wholesale Corp. (b)                                       192,300          7,149,714
Dell, Inc. (b)                                                    77,800          2,642,088
Delta Air Lines, Inc. (c)                                        155,900          1,841,179
Dominion Resources, Inc.                                          43,900          2,802,137
Eastman Chemical Co. (c)                                          62,600          2,474,578
Exelon Corp.                                                     127,400          8,454,264
ExxonMobil Corp.                                                 261,100         10,705,100
First Data Corp.                                                 114,160          4,690,834
FirstEnergy Corp.                                                177,563          6,250,218
FleetBoston Financial Corp.                                       49,415          2,156,965
Freddie Mac                                                      178,000         10,380,960
Gannett Co., Inc.                                                 38,400          3,423,744
Genzyme Corp. (b)                                                110,400          5,447,136
GreenPoint Financial Corp.                                       210,650          7,440,158
Hartford Financial Services Group, Inc. (The)                     71,300          4,208,839
Hewlett-Packard Co.                                              107,509          2,469,482
Illinois Tool Works, Inc.                                        123,500         10,362,885
Ingersoll-Rand Co., Class A                                      128,800          8,742,944
Interpublic Group of Cos., Inc. (b) (c)                          101,100          1,577,160
J.P. Morgan Chase & Co.                                          282,300         10,368,879
Johnson & Johnson                                                102,538          5,297,113
Johnson Controls, Inc.                                            34,300          3,982,916
Kerr-McGee Corp.                                                  34,950          1,624,826
Kimberly-Clark Corp.                                             104,000          6,145,360
Kohl's Corp. (b)                                                  83,400          3,747,996
Linear Technology Corp.                                          142,800          6,007,596
Martin Marietta Materials, Inc.                                  134,284          6,307,319
Masco Corp.                                                      354,300          9,711,363
McGraw-Hill Cos., Inc. (The)                                      65,000          4,544,800
MeadWestvaco Corp.                                                95,400          2,838,150
Mellon Financial Corp.                                           240,500          7,722,455
Mettler Toledo, Inc. (b)                                           2,200             92,862
Microsoft Corp.                                                  484,900         13,354,146
Morgan Stanley                                                   186,350         10,784,074
Mylan Labs, Inc.                                                 353,750          8,935,725
Newell Rubbermaid, Inc.                                           59,400          1,352,538
Nextel Communications, Inc., Class A (b)                         698,000         19,585,880
Omnicom Group                                                    111,500          9,737,295
Pentair, Inc.                                                    100,096          4,574,387
PNC Financial Services Group                                      76,700          4,197,791
Progress Energy, Inc.                                             47,100   $      2,131,746
Quest Diagnostics, Inc. (b)                                       32,800          2,398,008
SBC Communications, Inc.                                         155,700          4,059,099
Sempra Energy                                                    125,200          3,763,512
SICOR, Inc. (b)                                                  165,000          4,488,000
Time Warner, Inc. (b)                                            329,000          5,918,710
TJX Companies, Inc.                                              138,600          3,056,130
TXU Corp.                                                         82,400          1,954,528
United Technologies Corp.                                         30,600          2,899,962
UnitedHealth Group, Inc.                                         192,700         11,211,286
Viacom, Inc., Class B                                             74,800          3,319,624
Viad Corp.                                                        99,500          2,487,500
Wells Fargo & Co.                                                242,200         14,263,158
Westwood One, Inc. (b)                                            77,600          2,654,696
Willis Group Holdings, Ltd.                                       84,800          2,889,136
Wyeth                                                            289,600         12,293,520
XL Capital Ltd.                                                   34,600          2,683,230
                                                                           ----------------
Total U.S. Equities                                                             423,328,484
                                                                           ----------------
INTERNATIONAL EQUITIES -- 26.14%
AUSTRALIA -- 1.06%
Australia & New Zealand Banking
  Group Ltd.                                                     153,149          2,040,094
Australian Gas Light Co., Ltd.                                   115,476            977,069
News Corp., Ltd., Preferred                                      156,542          1,179,464
QBE Insurance Group Ltd. (c)                                     281,784          2,250,484
Rio Tinto Ltd.                                                    15,755            441,586
Westpac Banking Corp.                                            379,437          4,571,324
Woolworths Ltd.                                                  103,581            920,907
                                                                           ----------------
                                                                                 12,380,928
                                                                           ----------------
BELGIUM -- 0.30%
Fortis                                                           174,674          3,511,987
                                                                           ----------------
CANADA -- 1.10%
Alcan, Inc.                                                       67,320          3,155,406
Bank of Nova Scotia (c)                                           44,300          2,255,709
BCE, Inc. (c)                                                     78,700          1,760,054
Canadian National Railway Co. (c)                                 29,900          1,897,311
Magna International, Inc., Class A                                12,300            990,282
Toronto Dominion Bank (c)                                         85,500          2,864,225
                                                                           ----------------
                                                                                 12,922,987
                                                                           ----------------
FINLAND -- 0.62%
Nokia Oyj                                                        288,490          4,988,898
UPM-Kymmene Oyj (c)                                              121,240          2,312,246
                                                                           ----------------
                                                                                  7,301,144
                                                                           ----------------
FRANCE -- 2.56%
Aventis S.A.                                                      82,719          5,467,300
BNP Paribas                                                       73,334          4,617,600
Cap Gemini S.A. (c)                                               45,549          2,022,932
Compagnie de Saint-Gobain                                         27,454          1,343,958
France Telecom S.A.                                              104,856          2,997,019
Sanofi-Synthelabo S.A.                                            13,266            998,966
Suez S.A.                                                         91,282          1,834,160
Total S.A.                                                        47,718          8,871,888
Unibail                                                           18,536          1,738,335
                                                                           ----------------
                                                                                 29,892,158
                                                                           ----------------

                                                              SHARES            VALUE
                                                         ---------------   ----------------
GERMANY -- 0.17%
Allianz AG                                                         8,171   $      1,031,475
Bayer AG                                                          31,056            909,587
                                                                           ----------------
                                                                                  1,941,062
                                                                           ----------------
HONG KONG -- 0.13%
Cheung Kong Holdings Ltd.                                        197,000          1,566,896
                                                                           ----------------
IRELAND -- 0.76%
Bank of Ireland                                                  416,181          5,679,174
CRH PLC                                                          156,567          3,215,074
                                                                           ----------------
                                                                                  8,894,248
                                                                           ----------------
ITALY -- 0.93%
Assicurazioni Generali Spa                                        61,659          1,633,248
ENI Spa                                                          261,007          4,925,157
UniCredito Italiano Spa                                          804,424          4,342,753
                                                                           ----------------
                                                                                 10,901,158
                                                                           ----------------
JAPAN -- 4.50%
AIFUL Corp. (c)                                                   22,800          1,667,929
Canon, Inc.                                                       38,000          1,769,338
Fuji Photo Film Co., Ltd.                                         73,000          2,356,816
Funai Electric Co. Ltd                                             6,200            851,003
Honda Motor Co., Ltd. (c)                                        144,700          6,426,911
Hoya Corp.                                                        14,000          1,285,434
Kao Corp.                                                        129,000          2,624,055
Keyence Corp.                                                      2,700            569,124
Mitsubishi Corp.                                                 191,000          2,024,596
Mitsubishi Tokyo Financial Group, Inc.                               172          1,341,719
Mitsui Fudosan Co., Ltd.                                          57,000            514,846
Murata Manufacturing Co., Ltd.                                    17,200            929,253
Nintendo Co., Ltd.                                                42,800          3,993,655
Nippon Telegraph & Telephone Corp.                                   380          1,833,162
Nippon Unipac Holding                                                 90            464,402
NTT DoCoMo, Inc.                                                     931          2,110,973
Rohm Co., Ltd.                                                    19,000          2,226,743
Sekisui House Ltd.                                               165,000          1,704,348
Sompo Japan Insurance, Inc.                                      369,000          3,033,396
Sumitomo Chemical Co., Ltd.                                      181,000            746,496
Sumitomo Mitsui Financial Group, Inc. (c)                            319          1,699,627
Takeda Chemical Industries Ltd. (c)                              103,100          4,088,598
Takefuji Corp. (c)                                                11,440            534,799
Toppan Printing Co., Ltd.                                         93,000            967,575
Toyota Industries Corp.                                           72,000          1,528,413
Toyota Motor Corp.                                               128,200          4,330,354
West Japan Railway Co.                                               270          1,060,651
                                                                           ----------------
                                                                                 52,684,216
                                                                           ----------------
NETHERLANDS -- 1.91%
ABN AMRO Holding NV                                              150,969          3,532,385
Koninklijke Philips Electronics NV                               106,387          3,106,533
Reed Elsevier NV                                                 367,444          4,565,241
TPG NV                                                           177,345          4,154,007
VNU NV                                                           142,601          4,505,745
Wolters Kluwer NV                                                158,307          2,476,043
                                                                           ----------------
                                                                                 22,339,954
                                                                           ----------------
PORTUGAL -- 0.21%
Electricidade de Portugal S.A                                    218,442            575,862
Portugal Telecom, SGPS, S.A                                      187,415          1,886,443
                                                                           ----------------
                                                                                  2,462,305
                                                                           ----------------
SPAIN -- 0.72%
Banco Bilbao Vizcaya Argentaria S.A. (c)                         289,601   $      3,999,913
Banco Santander Central Hispano S.A                              173,841          2,058,990
Telefonica S.A                                                   159,826          2,346,587
                                                                           ----------------
                                                                                  8,405,490
                                                                           ----------------
SWEDEN -- 1.17%
Electrolux AB, B Shares                                           68,600          1,506,372
Hennes & Mauritz AB, B Shares                                     74,650          1,774,096
Nordea AB                                                        412,000          3,092,018
Svenska Cellulosa AB                                              80,900          3,305,575
Svenska Handelsbanken AB                                          80,220          1,638,895
Swedish Match AB (c)                                             234,120          2,391,536
                                                                           ----------------
                                                                                 13,708,492
                                                                           ----------------
SWITZERLAND -- 1.94%
Adecco S.A                                                        37,194          2,390,882
Givaudan S.A                                                       2,658          1,379,774
Holcim Ltd.                                                       35,381          1,647,823
Nestle S.A                                                        35,479          8,864,371
Novartis AG                                                       44,422          2,016,815
Roche Holding AG                                                  52,557          5,301,383
Swiss Reinsurance Co.                                             16,906          1,141,420
                                                                           ----------------
                                                                                 22,742,468
                                                                           ----------------
UNITED KINGDOM -- 8.06%
AstraZeneca PLC                                                   70,431          3,379,014
Balfour Beatty PLC                                               155,192            607,033
Barclays PLC                                                     616,947          5,502,835
BOC Group PLC                                                     81,125          1,239,508
BP PLC                                                         1,093,328          8,866,250
BT Group PLC                                                     643,003          2,166,902
Carlton Communications PLC                                       239,511            986,154
Centrica PLC                                                     550,630          2,079,858
Compass Group PLC                                                257,073          1,748,765
Diageo PLC                                                       456,717          6,009,327
Electrocomponents PLC                                            240,326          1,398,220
Gallaher Group PLC                                               441,966          4,747,133
GlaxoSmithKline PLC                                              336,829          7,718,106
HSBC Holdings PLC                                                165,645          2,603,539
Invensys PLC                                                   1,146,392            374,531
Kesa Electricals PLC                                             264,570          1,218,393
Kingfisher PLC                                                   542,129          2,702,832
National Grid Transco PLC                                        464,275          3,326,580
Rentokil Initial PLC                                             702,800          2,390,433
Rio Tinto PLC                                                    107,024          2,956,231
Rolls-Royce Group PLC                                            637,906          2,024,110
Royal Bank of Scotland Group PLC                                 223,936          6,598,497
Scottish & Southern Energy PLC                                   260,480          3,138,201
Shell Transport & Trading Co. PLC                                868,902          6,462,984
Tesco PLC                                                      1,013,156          4,674,835
Vodafone Group PLC                                             3,772,279          9,352,869
                                                                           ----------------
                                                                                 94,273,140
                                                                           ----------------
Total International Equities                                                    305,928,633
                                                                           ----------------
Total Equities (Cost $628,170,366)                                              729,257,117
                                                                           ----------------

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
BONDS -- 21.81%
U.S. BONDS -- 16.20%
U.S. CORPORATE BONDS -- 3.16%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                   $       110,000   $        118,650
Alcoa, Inc. (c)
  6.000%, due 01/15/12                                           145,000            157,580
Allstate Corp. (The)
  7.200%, due 12/01/09                                           125,000            145,800
Altria Group, Inc. (c)
  7.750%, due 01/15/27                                           420,000            453,167
Amerada Hess Corp.
  7.875%, due 10/01/29                                           350,000            384,013
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                           470,000            506,466
American Express Co. (c)
  3.750%, due 11/20/07                                            85,000             86,585
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                            70,000             82,004
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                           220,000            278,952
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                           485,000            559,577
Apache Corp. (c)
  6.250%, due 04/15/12                                           120,000            133,402
AT&T Corp.
  8.500%, due 11/15/31                                           115,000            134,385
AT&T Wireless Services, Inc. (c)
  7.875%, due 03/01/11                                           190,000            219,858
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                           130,000            150,033
Avon Products, Inc.
  7.150%, due 11/15/09                                           195,000            227,351
Bank of America Corp.
  7.400%, due 01/15/11                                           505,000            592,279
Bank One Corp.
  7.875%, due 08/01/10                                           250,000            300,303
Bear Stearns Co., Inc. (c)
  4.000%, due 01/31/08                                           375,000            381,950
Boeing Capital Corp.
  7.375%, due 09/27/10                                           310,000            356,332
Bombardier Capital, Inc., 144A (c)
  6.125%, due 06/29/06                                           455,000            484,006
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                           125,000            135,078
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27                                             5,000              5,464
  7.082%, due 05/13/29                                           150,000            168,238
Caterpillar, Inc. (c)
  6.550%, due 05/01/11                                           125,000            141,938
Cendant Corp. (c)
  6.250%, due 01/15/08                                           130,000            141,808
Centex Corp.
  7.875%, due 02/01/11                                            90,000            105,819
  9.750%, due 06/15/05                                           155,000            171,761
Cingular Wireless LLC
  6.500%, due 12/15/11                                            75,000             82,018
Citigroup, Inc.
  7.250%, due 10/01/10                                         1,010,000          1,177,214
Citizens Communications Co. (c)
  9.250%, due 05/15/11                                   $       495,000   $        585,210
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                            35,000             36,146
Comcast Cable Communications, Inc. (c)
  6.750%, due 01/30/11                                           775,000            862,522
Commonwealth Edison Co.
  6.150%, due 03/15/12                                           165,000            180,020
Computer Sciences Corp. (c)
  3.500%, due 04/15/08                                           125,000            124,406
Conagra Foods, Inc.
  6.750%, due 09/15/11                                           125,000            140,109
ConocoPhillips
  8.500%, due 05/25/05 (c)                                       175,000            190,771
  8.750%, due 05/25/10                                           400,000            499,680
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                           250,000            295,615
Coors Brewing Co.
  6.375%, due 05/15/12                                           125,000            136,170
Countrywide Home Loans, Inc. (c)
  3.250%, due 05/21/08                                           160,000            157,366
  4.750%, due 07/25/18                                         1,008,979          1,030,965
Credit Suisse First Boston USA, Inc. (c)
  3.875%, due 01/15/09                                           400,000            399,523
  6.500%, due 01/15/12                                           475,000            528,685
DaimlerChrysler NA Holding Corp. (c)
  4.050%, due 06/04/08                                           350,000            347,617
Devon Financing Corp., ULC (c)
  6.875%, due 09/30/11                                           180,000            204,106
Dominion Resources, Inc.
  8.125%, due 06/15/10                                           225,000            269,899
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                           190,000            205,251
Dow Chemical Co. (The) (c)
  6.125%, due 02/01/11                                           490,000            527,234
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                           305,000            357,325
EOP Operating LP
  7.250%, due 06/15/28                                           265,000            288,128
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                            50,000             59,468
Federated Department Stores, Inc. (c)
  6.625%, due 04/01/11                                           125,000            140,359
First Data Corp. (c)
  5.625%, due 11/01/11                                           135,000            143,620
First Union National Bank (c)
  6.280%, due 11/18/35                                           591,345            620,651
FirstEnergy Corp., Series B (c)
  6.450%, due 11/15/11                                           125,000            129,556
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                           145,000            170,243
Ford Motor Co.
  7.450%, due 07/16/31                                           760,000            767,996
Ford Motor Credit Co. (c)
  5.800%, due 01/12/09                                           720,000            741,494
  7.375%, due 02/01/11                                           215,000            234,337
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                           120,000            134,721

                                                              FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
General Electric Capital Corp. (c)
  6.000%, due 06/15/12                                   $     1,700,000   $      1,843,570
  6.750%, due 03/15/32                                           260,000            287,851
General Motors Acceptance Corp. (c)
  6.875%, due 09/15/11                                           565,000            608,577
  8.000%, due 11/01/31                                           330,000            370,579
General Motors Corp.
  8.375%, due 07/15/33                                           255,000            296,007
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                           455,000            516,702
Harley-Davidson, Inc. 144A
  3.625%, due 12/15/08                                           225,000            224,433
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                           170,000            193,629
Hertz Corp.
  7.625%, due 08/15/07                                           215,000            236,186
Household Finance Corp. 144A
  6.750%, due 05/15/11                                           530,000            596,644
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                           475,000            473,214
International Business Machines Corp.
  5.875%, due 11/29/32                                           130,000            130,804
International Lease Finance Corp. (c)
  6.375%, due 03/15/09                                           125,000            137,703
International Paper Co. (c)
  6.750%, due 09/01/11                                           125,000            138,972
John Deere Capital Corp.
  7.000%, due 03/15/12                                           185,000            213,118
Kerr-McGee Corp.
  7.875%, due 09/15/31                                            70,000             79,510
Key Bank NA
  7.000%, due 02/01/11                                           120,000            136,998
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                            45,000             46,841
Kohl's Corp.
  7.250%, due 06/01/29                                           120,000            140,120
Kraft Foods, Inc.
  5.625%, due 11/01/11                                           340,000            358,240
Kroger Co. (c)
  7.500%, due 04/01/31                                           200,000            230,455
Lehman Brothers Holdings, Inc. (c)
  6.625%, due 01/18/12                                           180,000            203,133
Lincoln National Corp. (c)
  6.200%, due 12/15/11                                           135,000            147,287
Lockheed Martin Corp.
  8.500%, due 12/01/29                                           100,000            131,037
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                           250,000            271,575
McKesson HBOC, Inc.
  7.750%, due 02/01/12                                           115,000            135,281
MidAmerican Energy Co.
  5.125%, due 01/15/13                                            10,000             10,192
Midamerican Energy Holding Co.
  5.875%, due 10/01/12                                           120,000            125,824
Miller Brewing Co. 144A
  5.500%, due 08/15/13                                           385,000            393,333
Morgan Stanley (c)
  6.750%, due 04/15/11                                           775,000            876,850
Morgan Stanley Capital I
  7.420%, due 11/15/36                                   $       433,919   $        481,883
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                           140,000            135,458
News America Holdings, Inc.
  7.125%, due 04/08/28                                           125,000            136,889
Occidental Petroleum Corp. (c)
  8.450%, due 02/15/29                                           165,000            216,302
Pepsi Bottling Group, Inc., 144A (c)
  5.625%, due 02/17/09                                           150,000            162,879
PP&L Capital Funding
  7.750%, due 04/15/05                                           155,000            166,010
Praxair, Inc.
  6.375%, due 04/01/12                                           180,000            200,280
Progress Energy, Inc. (c)
  7.000%, due 10/30/31                                           135,000            144,489
PSEG Power LLC
  7.750%, due 04/15/11                                           230,000            270,716
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                            95,000             96,425
Rohm & Haas Co.
  7.850%, due 07/15/29                                           110,000            135,243
Safeway, Inc. (c)
  6.500%, due 03/01/11                                           185,000            201,951
SBC Communications, Inc. (c)
  5.875%, due 02/01/12                                            35,000             37,172
Sempra Energy
  7.950%, due 03/01/10                                           115,000            135,253
SLM Corp.
  5.625%, due 04/10/07                                           410,000            444,301
Southern Power Co., Series B
  6.250%, due 07/15/12                                           325,000            351,166
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                            10,000             10,367
Sprint Capital Corp. (c)
  8.375%, due 03/15/12                                           155,000            181,009
Target Corp.
  7.000%, due 07/15/31                                           145,000            164,399
Transocean Sedco Forex, Inc. (c)
  6.625%, due 04/15/11                                           400,000            446,494
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                           125,000            139,371
Unilever Capital Corp. (c)
  7.125%, due 11/01/10                                           180,000            209,268
Union Pacific Corp.
  6.700%, due 12/01/06                                           190,000            210,572
United Technologies Corp.
  6.100%, due 05/15/12                                           120,000            131,787
UST, Inc.
  6.625%, due 07/15/12                                           250,000            278,097
Valero Energy Corp. (c)
  7.500%, due 04/15/32                                           190,000            211,749
Verizon New England, Inc.
  6.500%, due 09/15/11                                           115,000            126,718
Verizon New York, Inc. (c)
  6.875%, due 04/01/12                                           400,000            442,603
Verizon New York, Inc., Series B (c)
  7.380%, due 04/01/32                                           130,000            143,127

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Viacom, Inc. (c)
  6.625%, due 05/15/11                                   $       125,000   $        141,905
Wachovia Bank N.A
  7.800%, due 08/18/10                                           255,000            307,650
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                           385,000            443,539
Walt Disney Co. (The) (c)
  6.375%, due 03/01/12                                           130,000            142,949
Washington Mutual, Inc.
  5.625%, due 01/15/07                                           935,000          1,007,709
Waste Management, Inc.
  7.375%, due 08/01/10                                           120,000            138,664
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                           425,000            477,207
Weyerhaeuser Co.
  7.375%, due 03/15/32                                           130,000            141,349
Wyeth (c)
  5.250%, due 03/15/13                                           260,000            264,670
                                                                           ----------------
                                                                                 37,023,509
                                                                           ----------------
ASSET-BACKED SECURITIES-- 0.32%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B (f)
  1.390%, due 10/06/06                                            86,944             86,936
Associates Manufactured Housing Pass Thru
  CTFS 99-2, Class A5
  6.900%, due 06/15/27                                           447,833            465,270
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 (f)
  1.553%, due 01/15/09                                           280,000            281,238
Citibank Omni-S Master Trust,
  01-1, Class A (f)
  1.274%, due 02/15/10                                           280,000            279,707
Conseco Finance,
  00-B, Class AF4
  7.870%, due 02/15/31                                            28,110             28,251
Conseco Finance,
  02-B, Class A2
  5.590%, due 05/15/33                                            42,567             42,896
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A (f)
  1.561%, due 12/25/32                                           332,230            332,709
Greentree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27                                           473,890            504,850
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                           230,000            254,008
RAFC Asset-Backed Trust
  5.115%, due 01/25/15                                           774,585            795,606
Reliant Energy Transition
  01-1 Class A4
  5.630%, due 09/15/15                                           310,000            329,989
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                           176,856            169,727
United Airlines, Inc., E.E.T.C. (d)(e)
  7.811%, due 10/01/09                                   $        49,094   $         18,696
Vanderbilt Mortgage Finance,
  00-B, Class 1A3
  8.255%, due 05/07/17                                           189,320            195,746
                                                                           ----------------
                                                                                  3,785,629
                                                                           ----------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.12%
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2
  7.780%, due 02/15/32                                           210,000            247,088
Bear Stearns Commercial Mortgage Securities,
  00-WF2, Class A2
  7.320%, due 10/15/32                                         1,500,000          1,746,911
CS First Boston Mortgage Securities Corp.,
  01-CF2, Class A1
  5.257%, due 02/15/34 (f)                                       487,258            498,723
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10                                         1,275,000          1,444,006
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B
  7.300%, due 06/10/32                                           275,000            318,270
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                           200,000            232,293
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2
  6.550%, due 04/16/29                                           125,000            130,495
Greenwich Capital Commercial
  Funding Corp., 03-FL1 A, 144A (f)
  1.490%, due 07/05/18                                           223,984            223,932
GS Mortgage Securities Corp., II,
  96-PL, Class A2
  7.410%, due 02/15/27                                            22,628             23,040
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1
  6.500%, due 05/15/31                                           921,064            995,531
Host Marriott Pool Trust 99-HMPT Class A
  6.980%, due 08/03/15                                           344,182            372,752
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                           812,778            865,928
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                         1,000,000          1,144,508
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                           563,367            598,247
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                            70,000             80,889
Merrill Lynch Mortgage Investors, Inc.,
  97-C1, Class A3
  7.120%, due 06/18/29                                           416,335            453,155
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A
  7.623%, due 11/15/28                                           760,851            810,427

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Morgan Stanley Capital I,
  00-LIFE, Class A2
  7.570%, due 12/15/09                                           150,000            175,471
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                   $       961,943   $      1,013,639
Nomura Asset Securities Corp.,
  98-D6, Class A1A
  6.280%, due 03/15/30                                         1,697,871          1,810,271
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2
  6.592%, due 12/18/33                                            80,000             89,730
                                                                           ----------------
                                                                                 13,275,306
                                                                           ----------------
MORTGAGE-BACKED SECURITIES -- 6.04%
Credit Suisse First Boston
  Mortgage Securities Corp
  7.000%, due 11/25/33                                         1,475,985          1,558,549
CS First Boston Mortgage Securities Corp.,
  01-26, Class 5A1
  7.402%, due 11/25/31 (f)                                       315,642            324,957
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                           100,380            107,650
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                         3,723,058          3,859,415
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                           203,167            209,538
  5.500%, due 09/01/17                                           101,416            105,191
  5.500%, due 01/01/18                                           202,921            210,474
  5.500%, due 04/01/18                                           694,212            720,220
  6.000%, due 12/01/17                                           707,980            742,570
  6.000%, due 10/01/29                                            54,943             56,905
  6.000%, due 12/01/30                                           805,819            833,557
  6.500%, due 02/01/17                                           267,297            283,015
  6.500%, due 04/01/29                                           165,355            173,221
Federal National Mortgage Association
  3.396%, due 09/01/33 (f)                                       318,181            319,393
  3.841%, due 08/01/33 (f)                                     5,506,738          5,586,681
  3.962%, due 05/01/33 (f)                                       879,399            902,112
  4.474%, due 06/01/33 (f)                                       879,214            893,328
  4.600%, due 11/01/33                                         3,981,102          4,050,958
  5.027%, due 02/01/33                                           703,372            748,025
  5.125%, due 01/02/14                                           135,000            135,469
  5.500%, due 03/15/11                                           670,000            722,534
  5.500%, due 12/01/17                                            89,281             92,623
  5.500%, due 01/01/18                                         3,073,973          3,189,044
  5.500%, due 11/01/23                                           263,090            266,619
  6.000%, due 06/01/14                                         2,575,296          2,703,095
  6.000%, due 07/01/17                                         1,245,974          1,307,805
  6.000%, due 08/01/17                                         1,733,091          1,819,096
  6.000%, due 04/01/18                                           719,063            754,746
  6.000%, due 11/01/28                                           302,607            312,944
  6.000%, due 03/01/29                                         1,808,897          1,870,687
  6.000%, due 07/01/29                                         1,795,391          1,856,720
  6.000%, due 06/01/31                                            31,675             32,757
  6.000%, due 11/01/32                                           956,736            989,417
  6.000%, due 07/01/33                                           825,762            853,969
  6.250%, due 02/01/11                                           625,000            690,909
  6.500%, due 03/01/17                                         1,192,416          1,264,600
  6.500%, due 04/01/17                                   $     1,148,830   $      1,218,376
  6.500%, due 03/01/28                                           357,438            373,874
  6.500%, due 12/01/28                                           378,545            395,952
  6.500%, due 10/01/28                                         1,826,089          1,910,058
  6.500%, due 04/01/29                                         1,441,646          1,507,937
  6.500%, due 06/01/29                                         1,682,885          1,760,269
  6.500%, due 08/01/29                                           519,443            543,586
  6.500%, due 05/01/30                                           367,217            384,103
  6.500%, due 11/01/31                                            20,070             20,993
  6.500%, due 08/01/32                                           229,681            313,462
  6.500%, due 09/01/32                                           612,889            641,071
  6.500%, due 06/01/33                                           576,073            602,563
  7.000%, due 03/01/33                                         1,673,037          1,771,527
  7.000%, due 05/01/33                                           570,153            603,717
  7.125%, due 01/15/30                                         1,125,000          1,355,069
  7.500%, due 05/01/31                                            54,741             58,494
  7.500%, due 02/01/33                                         1,232,604          1,317,594
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                           125,903            137,470
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                           211,250            230,659
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                           163,932            176,893
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                             3,653              4,086
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1
  5.337%, due 06/25/33                                           528,855            544,282
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A (f)
  4.972%, due 08/25/42                                           142,107            148,635
Freddie Mac
  5.125%, due 07/15/12                                         3,145,000          3,285,053
  5.875%, due 03/21/11                                           165,000            178,847
  6.000%, due 03/01/31                                         1,159,235          1,198,470
  6.000%, due 01/01/33                                           213,588            220,810
  6.500%, due 10/01/17                                         1,405,368          1,488,009
  7.000%, due 06/01/28                                           572,536            605,772
Government National Mortgage Association
  4.000%, due 10/20/29                                           489,578            500,229
  6.000%, due 11/20/28                                           102,790            106,375
  6.000%, due 01/15/29                                            92,274             95,982
  6.000%, due 02/20/29                                            89,733             92,863
  6.000%, due 05/20/29                                           227,615            235,553
  6.000%, due 07/15/29                                         1,919,318          1,996,450
  6.500%, due 03/15/26                                         1,123,912          1,184,955
  6.500%, due 04/15/31                                         1,215,216          1,281,218
  8.000%, due 12/15/22                                            29,123             31,971
  9.000%, due 11/15/04                                             1,243              1,393
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++
  1.000%, due 08/25/28                                        18,099,382            303,309
Prudential Mortgage Capital Funding, LLC,
  00-ROCK, Class A2
  6.605%, due 05/10/34                                         1,055,000          1,184,173
                                                                           ----------------
                                                                                 70,560,895
                                                                           ----------------

                                                              FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
U.S. GOVERNMENT OBLIGATIONS -- 5.56%
U.S. Treasury Bonds
  6.250%, due 05/15/30                                   $     8,500,000   $      9,808,864
  6.875%, due 08/15/25 (c)                                     1,990,000          2,434,407
  8.000%, due 11/15/21                                           855,000          1,154,718
U.S. Treasury Notes
  1.500%, due 07/31/05 (c)                                     1,375,000          1,373,926
  1.875%, due 11/30/05                                         5,975,000          5,986,203
  2.000%, due 08/31/05                                         5,695,000          5,731,704
  3.250%, due 08/15/08 (c)                                    23,150,000         23,291,076
  4.250%, due 08/15/13 (c)                                    15,220,000         15,239,025
                                                                           ----------------
                                                                                 65,019,923
                                                                           ----------------
Total U.S. Bonds                                                                189,665,262
                                                                           ----------------
INTERNATIONAL BONDS -- 5.61%
INTERNATIONAL CORPORATE BONDS -- 0.15%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                           250,000            280,973
Canadian National Railway Co.
  6.900%, due 07/15/28                                            15,000             16,759
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                           295,000            376,841
France Telecom S.A
  8.500%, due 03/01/31                                           205,000            272,379
International Bank for Reconstruction &
  Development
  4.375%, due 09/28/06                                           225,000            237,315
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                           150,000            150,299
Telus Corp. (c)
  8.000%, due 06/01/11                                           325,000            380,018
                                                                           ----------------
                                                                                  1,714,584
                                                                           ----------------
AUSTRALIA -- 0.34%
Government of Australia
  6.250%, due 04/15/15                                   AUD     810,000            641,750
  6.500%, due 05/15/13                                           980,000            785,087
  9.000%, due 09/15/04                                         3,270,000          2,524,052
                                                                           ----------------
                                                                                  3,950,889
                                                                           ----------------
AUSTRIA -- 0.37%
Republic of Austria
  3.800%, due 10/20/13                                   EUR   1,520,000          1,833,699
  5.875%, due 07/15/06                                         1,850,000          2,501,432
                                                                           ----------------
                                                                                  4,335,131
                                                                           ----------------
BELGIUM -- 0.13%
Government of Belgium
  5.750%, due 03/28/08                                   EUR   1,130,000          1,553,455
                                                                           ----------------
CANADA -- 0.27%
Government of Canada
  5.000%, due 09/01/04                                   CAD     106,000             83,311
  5.750%, due 06/01/29                                           450,000            374,939
  6.000%, due 09/01/05                                         1,790,000          1,454,495
  6.000%, due 06/01/08                                           510,000            428,538
  6.000%, due 06/01/11                                           500,000            423,885
  8.000%, due 06/01/23                                           325,000            338,913
                                                                           ----------------
                                                                                  3,104,081
                                                                           ----------------
CAYMAN ISLANDS -- 0.09%
BSCH Issuances Ltd (c)
  7.625%, due 09/14/10                                   USD     115,000   $        136,324
SMFG Finance Ltd.
  2.250%, due 07/11/05                                   JPY  18,000,000            306,196
SMFG Finance Ltd., 144A
  2.250%, due 07/11/05                                        36,000,000            612,391
                                                                           ----------------
                                                                                  1,054,911
                                                                           ----------------
DENMARK -- 0.17%
Kingdom of Denmark
  5.000%, due 08/15/05                                   DKK   4,570,000            801,849
  5.000%, due 11/15/13                                         3,500,000            617,508
  6.000%, due 11/15/09                                         3,310,000            620,859
                                                                           ----------------
                                                                                  2,040,216
                                                                           ----------------
FINLAND -- 0.25%
Government of Finland
  5.000%, due 07/04/07                                   EUR     670,000            894,132
  5.750%, due 02/23/11                                         1,490,000          2,080,800
                                                                           ----------------
                                                                                  2,974,932
                                                                           ----------------
FRANCE -- 0.80%
Government of France
  5.500%, due 04/25/07                                   EUR   2,760,000          3,739,152
  5.500%, due 04/25/10                                         2,520,000          3,469,568
  5.500%, due 04/25/29                                           820,000          1,119,781
  8.500%, due 10/25/19                                           560,000          1,007,722
                                                                           ----------------
                                                                                  9,336,223
                                                                           ----------------
GERMANY -- 1.22%
Bundesschatzanweisungen
  2.500%, due 03/18/05                                   EUR     900,000          1,138,004
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                           720,000            943,913
  5.000%, due 07/04/12                                         3,060,000          4,082,421
  6.000%, due 01/05/06                                         1,480,000          1,986,924
  6.000%, due 01/04/07                                         1,100,000          1,505,645
  6.500%, due 07/04/27                                         2,990,000          4,598,328
                                                                           ----------------
                                                                                 14,255,235
                                                                           ----------------
ITALY -- 0.41%
Buoni Poliennali Del Tesoro
  5.250%, due 11/01/29                                   EUR     580,000            749,654
  5.500%, due 11/01/10                                           900,000          1,236,598
  8.750%, due 07/01/06                                         1,950,000          2,802,757
                                                                           ----------------
                                                                                  4,789,009
                                                                           ----------------
MEXICO -- 0.07%
United Mexican States
  8.125%, due 12/30/19                                   MXN     775,000            866,062
                                                                           ----------------
NETHERLANDS -- 0.28%
Government of Netherlands
  3.000%, due 07/15/06                                   EUR     730,000            923,537
  5.000%, due 07/15/11                                         1,750,000          2,341,908
                                                                           ----------------
                                                                                  3,265,445
                                                                           ----------------
QATAR -- 0.03%
State of Qatar, 144A
  9.750%, due 06/15/30                                   USD     220,000            308,000
                                                                           ----------------

                                                              FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
SWEDEN -- 0.48%
Government of Sweden
  6.000%, due 02/09/05                                   SEK  15,780,000   $      2,264,593
  6.750%, due 05/05/14                                           830,000            133,602
  8.000%, due 08/15/07                                        20,320,000          3,217,741
                                                                           ----------------
                                                                                  5,615,936
                                                                           ----------------
UNITED KINGDOM -- 0.50%
Abbey National PLC
  6.690%, due 10/17/05                                   GBP     260,000            281,192
  7.950%, due 10/26/29                                           150,000            186,233
Diageo PLC
  3.500%, due 11/19/07                                   USD     135,000            136,164
Government of United Kingdom
  8.000%, due 06/07/21                                   GBP     355,000            875,169
HSBC Holdings PLC (c)
  5.250%, due 12/12/12                                   USD     130,000            133,128
Royal Bank of Scotland
  9.118%, due 03/31/10                                   GBP     225,000            281,016
U.K. Gilt
  4.250%, due 06/07/32                                            75,000            125,051
  8.000%, due 12/07/15                                           195,000            450,236
U.K. Treasury
  5.750%, due 12/07/09                                           620,000          1,171,608
  6.000%, due 12/07/28                                           150,000            319,432
  8.000%, due 09/27/13                                           575,000          1,287,833
  8.500%, due 12/07/05                                           130,000            250,789
Vodafone Group PLC (c)
  7.875%, due 02/15/30                                           250,000            307,112
                                                                           ----------------
                                                                                  5,804,963
                                                                           ----------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.06%
Pemex Project Funding Master Trust (c)
  8.000%, due 11/15/11                                           485,000            541,987
                                                                           ----------------
Total International Bonds                                                        65,511,059
                                                                           ----------------
Total Bonds (Cost $249,768,329)                                                 255,176,321
                                                                           ----------------

                                                             SHARES             VALUE
                                                         ---------------   ----------------
INVESTMENT COMPANIES -- 12.82%
UBS Emerging Markets Debt
  Relationship Fund                                              228,535   $      9,916,294
UBS Emerging Markets Equity
  Relationship Fund                                            5,424,102         67,022,329
UBS High Yield Relationship Fund                               1,980,909         32,895,767
UBS U.S. Small Cap Equity Relationship Fund                    1,218,624         40,206,186
                                                                           ----------------
Total Investment Companies
  (Cost $123,089,728)                                                           150,040,576
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 4.31%
OTHER -- 4.22%
UBS Supplementary Trust
  U.S. Cash Management
  Prime Fund, yield of 1.23%
  (Cost $49,396,098)                                          49,396,098         49,396,098
                                                                           ----------------

                                                               FACE
                                                              AMOUNT
                                                         ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.09%
U.S. Treasury Bill, yield of
  0.82%, due 02/05/04
  (Cost $999,056) (g)                                    $     1,000,000            999,167
                                                                           ----------------
Total Short Term Investments
  (Cost $50,395,154)                                                             50,395,265
                                                                           ----------------

                                                              SHARES
                                                         ---------------
INVESTMENTS OF CASH COLLATERAL FOR
  SECURITIES LOANED -- 6.54%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $76,573,284)                                          76,573,284         76,573,284
                                                                           ----------------
Total Investments
  (Cost $1,127,996,861) -- 107.80% (a)                                        1,261,442,563
Liabilities, in excess of cash and
  other assets -- (7.80)%                                                       (91,322,482)
                                                                           ----------------
Total Net Assets -- 100%                                                   $  1,170,120,081
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $1,127,996,861; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $    135,045,042
            Gross unrealized depreciation                                        (1,599,340)
                                                                           ----------------
                     Net unrealized appreciation                           $    133,445,702
                                                                           ================

(b)  Non-income producing security.
(c)  Security, or portion thereof, was on loan at December 31, 2003.
(d)  Security is in default.
(e) Security is illiquid. These securities amounted to $18,696 or 0.00% of net assets.
(f) Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
(g) All or portion of these securities was pledged to cover margin requirements for futures contracts.
++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

%          Represents a percentage of net assets
E.E.T.C.:  Enhanced Equipment Trust Certificate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $4,575,089 or 0.39% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                                       SETTLEMENT       LOCAL         CURRENT       UNREALIZED
                                                                          DATE        CURRENCY         VALUE        GAIN/(LOSS)
                                                                       ----------   -------------   ------------   ------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Euro (EUR)                                                              06/03/04       21,340,000   $ 26,809,750   $  1,426,001
Hong Kong (HKD)                                                         01/05/04          305,000         39,286             (4)
Japanese Yen (JPY)                                                      06/03/04    3,720,000,000     34,880,521        745,817
Japanese Yen (JPY)                                                      01/06/04      275,600,000      2,571,697         (5,931)
Singapore Dollar (SGD)                                                  06/03/04       17,400,000     10,261,452        119,819
Swedish Krone (SEK)                                                     01/05/04          710,000         98,676            819
Swiss Franc (CHF)                                                       01/05/04          870,000        703,457          5,558

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
British Pound (GBP)                                                     06/03/04       36,300,000     64,206,520     (3,219,979)
Swedish Krone (SEK)                                                     06/03/04       61,400,000      8,476,142       (483,120)
                                                                                                                   ------------
     Total net unrealized loss on Forward Foreign Currency Contracts                                               $ (1,411,020)
                                                                                                                   ============

FUTURES CONTRACTS
UBS Global Allocation Fund had the following open futures contracts as of December 31, 2003:

                                                                       EXPIRATION                     CURRENT       UNREALIZED
                                                                          DATE           COST          VALUE           GAIN
                                                                       ----------   -------------   ------------   ------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 86 contracts                               March 2004   $   9,553,321   $  9,599,750   $     46,429
10 Year U.S. Long Bond (Chicago Board of Trade), 8 contracts           March 2004         872,806        874,500          1,694
                                                                                                                   ------------
     Total net unrealized gain on Futures Contracts                                                                $     48,123
                                                                                                                   ============

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $999,167.

                 See accompanying notes to financial statements

UBS GLOBAL EQUITY FUND

Over the six months ended December 31, 2003, Class Y shares of UBS Global Equity Fund returned 17.61%, underperforming the 19.95% return of its benchmark, the MSCI World Equity (Free) Index (the "Index"). Since inception on January 28, 1994, the Fund's Class Y shares have returned 6.90%, in line with the 6.81% return of the Index.* (Returns for all share classes over various time periods are shown on page 20. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While the Fund did well on an absolute basis, it underperformed the Index because of underweights to technology hardware, Japanese bank stocks, and some areas of the market that were driven primarily by a speculative wave.

SIX-MONTH MARKET REVIEW
Over the six months, the global equity markets turned in performance that exceeded most investors' expectations. Building on the momentum that began mid-year 2003, the world economies continued to show clear signs of recovery during the second half of 2003.

The US economic recovery led the way, spurred by the introduction of aggressive fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years. Economic statistics appeared to confirm that the economy had entered a period of growth that was sustainable. This positive news lured investors back to stocks, who drove the US stock market to a gain of 15.15% (as measured by the S&P 500 Index) over the six-month period.

The economic picture also improved in continental Europe, but to an extent, at the expense of the new economic agreements: Both France and Germany broke their budgetary deficit limits. During this time, the European stock market, as measured by the MSCI Europe Index, rose 25.13%. In Japan, a decade-long decline was reversed when the Japanese stock market, as measured by the Japanese TOPIX Index, posted a gain of 29.98% over the period. While it is still too early to tell if this is a cyclical improvement or a long-term trend, signs of economic advances are emerging, and it appears that Prime Minister Koizumi has a stronger mandate for government reform.

Across all of these markets, there was a preference for lower quality, speculative stocks. In fact, stocks whose prices fell so conspicuously in recent years, including those in the Internet services, semiconductor and telecom equipment sectors, were the top performers over the review period. Many of these stocks were selling at extremely low prices, which appealed to newly risk-tolerant investors.

GLOBAL NETWORK OF ANALYSTS GUIDED SECTOR STRATEGY
The Fund enjoys access to a vast global network of analysts and investment specialists. Together these on-site experts offer valuable insight into local economies, politics, industry trends and specific companies. With their input, we seek to construct a portfolio that offers attractive growth potential while managing risk. This research process proved effective during the six months covered by this report, helping to drive the Fund to good absolute performance.

Historically, low-cost, low-quality stocks tend to outperform during the early stages of an economic recovery. Investors are drawn to their depressed prices and their potential to produce immediate profits in a recovery period. Our analysis determined, however, that many of these higher-risk securities, such as those found in the technology hardware and semiconductors areas, did not have long-term investment merit and were not appropriate for our portfolio. Instead, our investment process guided us toward what we believed were fundamentally sound companies in areas such as healthcare, financial services, and utilities.

Within healthcare--which was one of the Fund's largest overweights relative to the Index during the period--we saw particularly good performance from our holdings in US

* PLEASE NOTE THAT THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF JANUARY 31, 1994, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE FUND'S CLASS Y SHARES.

pharmaceuticals. US pharmaceutical stock prices had fallen due to investor concerns over regulatory issues, Medicare reform and company-specific patent issues. Our in-depth research and analysis revealed, however, that the industry is solid, supported by an aging--population, strong research and development and proprietary products.

Our position in the financial services sector increased over the six months, and it ultimately became our largest overweight at period end. Based on research findings, we opted to underweight insurance companies in this sector, concentrating our financial services holdings on more promising areas, including banks and US diversified financial services companies. Some specific examples of holdings in this sector were Royal Bank of Scotland, Wells Fargo and Citigroup. The exception was Japanese banks, where an underweight to lower-quality names, which did well, hurt performance. Within telecommunications, we benefited from our focus on companies with strong market positions and acceptable debt loads, including Vodafone, SBC, and Nextel.

Alternately, we underweighted some sectors whose valuations reflected the fact that they had a run of strong performance. This included industrial cyclicals and technology hardware. As noted, technology hardware was a beneficiary of the speculative trend that was dominating the market. As a result, our underweight to the sector ultimately proved to be a primary factor behind the Fund's relative underperformance over the period.

On a geographic level, the Fund's weighting reflected our sector and regional views. The US was underweighted because we believed it was overvalued relative to other global equity markets. Overweights to continental Europe and the UK were a result of both stock-specific views and the attractive valuations of those markets. We underweighted Germany, because many of the companies in this space were significantly leveraged (both financially and economically), and because we felt its deep cyclical structure was not attractively valued. The outperformance of this market detracted from Fund performance. Finally, we reduced our underweight to Japan modestly when we found some buying opportunity in the export sector.

While we cited currency allocation as a major factor behind performance when we last reported to you, it provided little contribution over the last six months. Currency positions were scaled back during the year as the euro outperformed versus the pound sterling, and the Australian dollar appreciated versus the yen. By year-end, our currency position was near neutral.

LOOKING AHEAD
We are optimistic about the opportunities in the international stock markets in 2004, although we are not expecting gains in line with what we saw in 2003. In our opinion, the technology sectors are fully valued, even on optimistic assumptions.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR    3 YEARS   5 YEARS  INCEPTION*
                                                      ENDED     ENDED     ENDED     ENDED      TO
                                                    12/31/03  12/31/03  12/31/03  12/31/03  12/31/03
------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class A                      17.21%    28.96%     -0.57%     1.99%     3.24%
UBS Global Equity Fund Class B                      16.78     28.11        N/A       N/A      4.01
UBS Global Equity Fund Class C                      16.82     28.03        N/A       N/A      3.84
UBS Global Equity Fund Class Y                      17.61     29.57      -0.15      2.34      6.90
UBS Global Equity Fund Class A**                    10.74     21.88      -2.42      0.84      2.35
UBS Global Equity Fund Class B**                    11.78     23.11        N/A       N/A      2.60
UBS Global Equity Fund Class C**                    15.82     27.03        N/A       N/A      3.84
MSCI World Equity (Free) Index                      19.95     33.54      -3.65     -0.55      6.81

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES IS 1/28/94. THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 1/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
----------------------------------------------------
BP PLC                                     2.2%
Nestle S.A.                                2.1
Vodafone Group PLC                         2.0
Shell Transport & Trading Co. PLC          1.9
Honda Motor Co., Ltd.                      1.8
Bank of Ireland                            1.7
Total S.A., Class B                        1.5
Aventis S.A.                               1.3
Reed Elsevier NV                           1.3
Westpac Banking Corp.                      1.3
----------------------------------------------------
Total                                     17.1%

TOP TEN U.S. EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Citigroup, Inc.                            3.1%
Nextel Communications, Inc., Class A       2.3
Microsoft Corp.                            2.3
Wyeth                                      1.9
Freddie Mac                                1.8
Wells Fargo & Co.                          1.7
General Electric Co.                       1.6
SBC Communications, Inc.                   1.4
Costco Wholesale Corp.                     1.3
Altria Group, Inc.                         1.3
---------------------------------------------------
Total                                     18.7%

GEOGRAPHIC ALLOCATION

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
United States                              45.8%
United Kingdom                             17.9
Japan                                       9.0
France                                      5.8
Switzerland                                 4.5
Netherlands                                 4.5
Ireland                                     2.7
Italy                                       2.3
Australia                                   2.1
Sweden                                      1.7
Finland                                     1.6
Belgium                                     0.7
Spain                                       0.7
Canada                                      0.5
Portugal                                    0.2
--------------------------------------------------
                                          100.0%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Banks                                       2.01%
   Beverages & Tobacco                         1.26
   Biomedical                                  0.19
   Broadcasting & Publishing                   0.26
   Business & Public Service                   0.47
   Capital Goods                               1.23
   Commercial Services                         0.58
   Computer Software                           2.51
   Computer Systems                            1.42
   Consumer                                    0.38
   Electronics                                 0.38
   Energy                                      1.31
   Financial Services                          9.60
   Health: Drugs                               5.28
   Health: Non-Drugs                           3.82
   Healthcare                                  0.36
   Industrial Components                       0.37
   Insurance                                   0.53
   Media and Entertainment                     0.63
   Metals Non-Ferrous                          1.13
   Multi-Industry                              2.46
   Retail/Apparel                              1.41
   Services/Miscellaneous                      1.26
   Telecommunications- Services                3.72
   Transportation                              1.68
   Utilities                                   0.52
                                             ------
         Total U.S. Equities                  44.77
INTERNATIONAL EQUITIES
   Aerospace & Defense                         0.67
   Appliances & Household Durables             0.29
   Autos/Durables                              2.40
   Banks                                       8.60
   Beverages & Tobacco                         1.61
   Broadcasting & Publishing                   2.59%
   Building Materials                          0.81
   Chemicals                                   2.63
   Computer Software                           0.30
   Construction                                1.48
   Electric Components                         1.60
   Energy                                      3.09
   Financial Services                          2.88
   Food & House Products                       3.64
   Forest Products                             0.59
   Health: Drugs                               3.44
   Health: Non-Drugs                           0.86
   Housing/Paper                               0.65
   Insurance                                   1.01
   Machinery & Engineering                     0.33
   Merchandising                               0.94
   Metals Non-Ferrous                          0.49
   Metals-Non-Ferrous                          0.61
   Multi-Industry                              0.47
   Oil                                         1.85
   Paper & Forest Products                     0.42
   Real Estate                                 0.43
   Recreation                                  1.16
   Retail/Apparel                              0.23
   Services/Miscellaneous                      1.42
   Telecommunications                          4.44
   Transportation                              1.00
   Utilities                                   1.29
                                             ------
         Total International Equities         54.22
TOTAL EQUITIES                                98.99
SHORT-TERM INVESTMENTS                         0.07
                                             ------
   TOTAL INVESTMENTS                          99.06
CASH AND OTHER ASSETS,
   LESS LIABILITIES                            0.94
                                             ------
NET ASSETS                                   100.00%
                                             ======

                UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                 SHARES         VALUE
                                                               ---------   ----------------
EQUITIES -- 98.99%
U.S. EQUITIES -- 44.77%
Accenture Ltd., Class A (b)                                      109,700   $      2,887,304
Aflac, Inc.                                                       41,600          1,505,088
Allergan, Inc.                                                    38,900          2,987,909
Altria Group, Inc.                                               115,400          6,280,068
American Electric Power Co., Inc.                                  8,400            256,284
American International Group, Inc.                                54,447          3,608,747
Anthem, Inc. (b)                                                  43,800          3,285,000
Baxter International, Inc.                                        68,300          2,084,516
Boeing Co. (The)                                                  86,200          3,632,468
Bristol-Myers Squibb Co.                                         142,700          4,081,220
Burlington Northern Santa Fe Corp.                               146,200          4,729,570
Cardinal Health, Inc.                                             29,600          1,810,336
Cephalon, Inc. (b)                                                72,700          3,519,407
Citigroup, Inc.                                                  322,300         15,644,442
Constellation Energy Group, Inc.                                  39,600          1,550,736
Costco Wholesale Corp. (b)                                       173,900          6,465,602
First Data Corp.                                                  33,900          1,392,951
FirstEnergy Corp.                                                 75,107          2,643,767
FPL Group, Inc.                                                   15,600          1,020,552
Freddie Mac                                                      156,100          9,103,752
General Electric Co.                                             252,100          7,810,058
Genzyme Corp. (b)                                                 19,400            957,196
GreenPoint Financial Corp.                                        47,550          1,679,466
HCA, Inc.                                                         50,700          2,178,072
Hewlett-Packard Co.                                              220,491          5,064,678
Illinois Tool Works, Inc.                                         73,000          6,125,430
Ingersoll-Rand Co., Class A                                       27,100          1,839,548
International Business Machines Corp.                             21,800          2,020,424
Interpublic Group of Cos., Inc. (b)                              150,600          2,349,360
J.P. Morgan Chase & Co.                                          169,300          6,218,389
Johnson & Johnson                                                 72,402          3,740,287
Kimberly-Clark Corp.                                              31,900          1,884,971
Masco Corp.                                                      204,800          5,613,568
McGraw-Hill Cos., Inc. (The)                                      18,800          1,314,496
MeadWestvaco Corp.                                                94,700          2,817,325
Mellon Financial Corp.                                           170,900          5,487,599
Microsoft Corp.                                                  407,900         11,233,566
Morgan Stanley                                                    85,400          4,942,098
Mylan Labs, Inc.                                                 139,600          3,526,296
Newell Rubbermaid, Inc.                                           24,200            551,034
Nextel Communications, Inc., Class A (b)                         411,800         11,555,108
Omnicom Group                                                     23,600          2,060,988
Oracle Corp. (b)                                                  94,700          1,250,040
Pfizer, Inc.                                                      75,301          2,660,385
SBC Communications, Inc.                                         266,600          6,950,262
Sempra Energy                                                     48,300          1,451,898
Time Warner, Inc. (b)                                            245,100          4,409,349
Transocean Sedco Forex, Inc. (b)                                  90,500          2,172,905
Travelers Property Casualty Corp., Class B (b)                   156,200          2,650,714
TXU Corp.                                                         80,600          1,911,832
UnitedHealth Group, Inc.                                         106,900          6,219,442
Viacom, Inc., Class B (b)                                         71,200          3,159,856
Wells Fargo & Co.                                                141,100          8,309,379
Wyeth                                                            223,300          9,479,085
XL Capital Ltd.                                                   35,500          2,753,025
                                                                           ----------------
Total U.S. Equities                                                             222,837,848
                                                                           ----------------
INTERNATIONAL EQUITIES -- 54.22%
AUSTRALIA -- 2.12%
Australia & New Zealand Banking Group Ltd.                        84,977   $      1,131,977
QBE Insurance Group Ltd.                                         385,215          3,076,542
Westpac Banking Corp.                                            527,470          6,354,773
                                                                           ----------------
                                                                                 10,563,292
                                                                           ----------------
BELGIUM -- 0.74%
Fortis                                                           183,859          3,696,660
                                                                           ----------------
CANADA -- 0.49%
Alcan, Inc.                                                       52,200          2,446,705
                                                                           ----------------
FINLAND -- 1.58%
Nokia Oyj                                                        283,850          4,908,658
UPM-Kymmene Oyj                                                  154,000          2,937,033
                                                                           ----------------
                                                                                  7,845,691
                                                                           ----------------
FRANCE -- 5.82%
Aventis S.A                                                       97,509          6,444,843
BNP Paribas                                                       73,201          4,609,226
Cap Gemini S.A. (b)                                               33,236          1,476,084
France Telecom S.A. (b)                                          149,712          4,279,104
Suez S.A.                                                        117,379          2,358,536
Total S.A.                                                        41,179          7,656,136
Unibail                                                           22,873          2,145,065
                                                                           ----------------
                                                                                 28,968,994
                                                                           ----------------
IRELAND -- 2.68%
Bank of Ireland                                                  607,207          8,287,058
CRH PLC                                                          245,253          5,036,225
                                                                           ----------------
                                                                                 13,323,283
                                                                           ----------------
ITALY -- 2.29%
ENI Spa                                                          311,839          5,884,348
UniCredito Italiano Spa                                        1,021,379          5,514,004
                                                                           ----------------
                                                                                 11,398,352
                                                                           ----------------
JAPAN -- 9.00%
AIFUL Corp.                                                       41,450          3,032,266
Fuji Photo Film Co., Ltd.                                         49,000          1,581,973
Honda Motor Co., Ltd.                                            199,000          8,838,667
Hoya Corp.                                                        17,800          1,634,338
Kao Corp.                                                        161,000          3,274,984
Mitsubishi Tokyo Financial Group, Inc.                               174          1,357,320
Nintendo Co., Ltd.                                                44,900          4,189,605
Nippon Telegraph & Telephone Corp.                                   439          2,117,785
Nippon Unipac Holding                                                404          2,084,651
Rohm Co., Ltd.                                                    28,100          3,293,235
Sekisui House Ltd.                                               226,000          2,334,441
Sompo Japan Insurance, Inc.                                      345,000          2,836,101
Sumitomo Mitsui Financial Group, Inc.                                173            921,741
Takeda Chemical Industries Ltd.                                   77,100          3,057,525
Toyota Industries Corp.                                           54,200          1,150,555
Toyota Motor Corp.                                                91,700          3,097,453
                                                                           ----------------
                                                                                 44,802,640
                                                                           ----------------
NETHERLANDS -- 4.46%
ABN AMRO Holding NV                                               48,244          1,128,817
Koninklijke Philips Electronics NV                               109,566          3,199,360
Reed Elsevier NV                                                 513,970          6,385,727
TPG NV                                                           212,406          4,975,252

                                                                 SHARES         VALUE
                                                               ---------   ----------------
VNU NV                                                           144,309   $      4,559,713
Wolters Kluwer NV                                                125,681          1,965,747
                                                                           ----------------
                                                                                 22,214,616
                                                                           ----------------
PORTUGAL -- 0.19%
Portugal Telecom, SGPS, S.A.                                      93,289            939,009
                                                                           ----------------
SPAIN -- 0.71%
Banco Bilbao Vizcaya Argentaria S.A.                             255,322          3,526,458
                                                                           ----------------
SWEDEN -- 1.65%
Electrolux AB, B Shares                                           66,500          1,460,259
Hennes & Mauritz AB, B Shares                                     49,000          1,164,510
Svenska Cellulosa AB                                              79,450          3,246,328
Swedish Match AB                                                 228,200          2,331,063
                                                                           ----------------
                                                                                  8,202,160
                                                                           ----------------
SWITZERLAND -- 4.54%
Adecco S.A.                                                       58,188          3,740,405
Givaudan S.A.                                                      3,971          2,061,356
Holcim Ltd.                                                       44,098          2,053,806
Nestle S.A.                                                       41,192         10,291,755
Roche Holding AG                                                  24,826          2,504,179
Swiss Reinsurance Co.                                             28,646          1,934,054
                                                                           ----------------
                                                                                 22,585,555
                                                                           ----------------
UNITED KINGDOM -- 17.95%
AstraZeneca PLC                                                   54,641          2,621,469
Barclays PLC                                                     603,182          5,380,058
BP PLC                                                         1,359,193         11,022,259
Centrica PLC                                                     486,772          1,838,651
Diageo PLC                                                       345,422          4,544,945
Electrocomponents PLC                                            255,072          1,484,012
Gallaher Group PLC                                               529,926          5,691,907
GlaxoSmithKline PLC                                              222,915          5,107,878
HSBC Holdings PLC                                                217,100          3,412,288
Invensys PLC                                                   1,569,633            512,805
Kingfisher PLC                                                   393,491          1,961,785
National Grid Transco PLC                                        267,417          1,916,071
Rentokil Initial PLC                                             965,391          3,283,584
Rio Tinto PLC                                                    109,597          3,027,303
Rolls-Royce Group PLC                                          1,054,804          3,346,951
Royal Bank of Scotland Group PLC                                 202,423          5,964,595
Scottish & Southern Energy PLC                                   373,235          4,496,646
Shell Transport & Trading Co. PLC                              1,237,673          9,205,942
Tesco PLC                                                      1,011,400          4,666,733
Vodafone Group PLC                                             3,967,991          9,838,112
                                                                           ----------------
                                                                                 89,323,994
                                                                           ----------------
Total International Equities                                                    269,837,409
                                                                           ----------------
Total Equities (Cost $387,042,180)                                              492,675,257
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 0.07%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $367,171)                                                367,171            367,171
                                                                           ----------------
Total Investments
  (Cost $387,409,351) -- 99.06% (a)                                             493,042,428
Cash and other assets,
  less liabilities -- 0.94%                                                       4,660,713
                                                                           ----------------
Total Net Assets -- 100%                                                   $    497,703,141
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $387,409,351; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                    $  105,688,098
            Gross unrealized depreciation                                           (55,021)
                                                                             --------------
                     Net unrealized appreciation                             $  105,633,077
                                                                             ==============

(b) Non-income producing security

% Represents a percentage of net assets

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                                       SETTLEMENT      LOCAL         CURRENT       UNREALIZED
                                                                          DATE       CURRENCY         VALUE        GAIN/(LOSS)
                                                                       ----------   -----------   -------------   ------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollar (CAD)                                                   06/03/04     13,500,000   $  10,382,884   $    171,470
Euro (EUR)                                                              06/03/04      2,400,000       3,015,155         23,915
Hong Kong Dollar (HKD)                                                  06/03/04     25,000,000       3,233,160          3,269
Japanese Yen (JPY)                                                      06/03/04    445,000,000       4,172,535         89,217
Singapore Dollar (SGD)                                                  06/03/04     11,200,000       6,605,073         77,125

FORWARD FOREIGN CURRENCY SALE CONTRACTS
British Pound (GBP)                                                     06/03/04     31,350,000      55,451,085     (2,869,885)
Euro (EUR)                                                              06/03/04      4,900,000       6,155,941       (399,911)
Japanese Yen (JPY)                                                      01/07/04     68,200,000         636,412          1,465
Japanese Yen (JPY)                                                      06/03/04    445,000,000       4,172,535        (34,425)
Swedish Krona(SEK)                                                      01/05/04      2,070,000         287,688         (2,387)
Swedish Krona(SEK)                                                      06/03/04     25,500,000       3,520,222       (200,644)
Swiss Franc (CHF)                                                       01/05/04      1,040,000         840,914         (6,644)
Swiss Franc (CHF)                                                       06/03/04      9,200,000       7,465,762       (437,603)
                                                                                                                  ------------
     Total net unrealized loss on Forward Foreign Currency Contracts                                              $ (3,585,038)
                                                                                                                  ============

                 See accompanying notes to financial statements

UBS GLOBAL BOND FUND

Over the six months ended December 31, 2003, Class Y shares of UBS Global Bond Fund returned 7.65%. Over the same six-month period, the Citigroup World Government Bond Index (the "Index") returned 7.29%. Since inception on July 31, 1993 through December 31, 2003, the Fund's Class Y shares have returned 6.72% on an annualized basis, compared to 6.93% for the Index. (Returns for all share classes over various time periods are shown on page 28. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

A significant driver behind the Fund's relative outperformance over the six-month period was interest rate management. There was a particularly strong positive contribution early in the review period from duration positions in the US and Japan.

SIX-MONTH MARKET REVIEW

The bond market showed great resilience in the face of a global stock market recovery. Prior to the start of the review period, geopolitical unrest--particularly the war in Iraq--led investors to favor the relative safety of fixed income investments. However, spurred on by the global economic recovery, increasingly risk-tolerant investors returned to stocks. Surprisingly, the negative impact of this flight was not immediate. Bonds held on for a while, with most long-term government bond yields falling into June. At that time, though, the markets turned volatile. In the US market, the yield on the 10-year Treasury note, which had fallen to a 45-year low of 3.11% in June, was, by the beginning of September, back up to 4.60%. Yields finally settled down as the period drew to a close, trading in the 4.0% to 4.5% range before ending the year at 4.25%. The yield on 10-year European bonds also rose, as did the yield on Japanese bonds.

The resumption of relative stability in the bond markets can be attributed to the easing of fears regarding near-term inflation, as well as clear signs from central banks that they intended to maintain their accommodative monetary policies. With this support, bonds were able to tread water in the face of the global economic rebound.

In terms of sectors, the improving economic outlook strongly benefited the credit markets, with spreads (yield differential) narrowing relative to government-issued bonds. The more speculative sectors, such as high yield and emerging markets, performed extremely well. From a country standpoint, Japan performed well, due to a number of factors, including decreasing confidence over optimistic growth forecasts for 2004, as well as clear statements from the Bank of Japan that it would stand behind its zero interest rate policy for the foreseeable future.

ACTIVE MANAGEMENT MAXIMIZED OPPORTUNITIES IN A CHANGING ENVIRONMENT

After several years of steadily improving bond markets, investors and asset managers faced a much more challenging environment over the last six months. With input from our global network of researchers and analysts, we initiated a series of strategic moves aimed at maximizing opportunities presented by the changing market conditions.

For example, duration management generated strong returns over the period. Prior to the start of the reporting period, as yields in all major bond markets fell steadily, we reduced the duration of the portfolio significantly below that of the benchmark index. This strategy move generated strong results early in the review period when markets rebounded sharply. Notably, the 100-basis point yield rise in the US and Japan resulted in a major contribution to relative performance.

On a credit market level, the dramatic moves in both yields and spreads between markets during the period provided us with the opportunity to reduce our positions in the credit markets of the US and Europe. In our opinion, these markets were trading at close to fair valuation, offering little incremental growth potential. We locked in our gains and redeployed the assets to areas that we believed held more opportunities for growth.

On a country allocation level, we saw good results. Specifically, we took note of the spread compression between sovereign borrowers within the European Monetary Union, despite the growing political tension surrounding the Stability and Growth Pact. As a result, we restructured the European component of the portfolio by shifting assets from the sovereign issues of Italy and Spain, toward Germany and Austria. We also increased our exposure to short and intermediate maturity Japanese government bonds, by purchasing securities when the market took a sharp drop. Our research encouraged us to believe that these securities can prosper with the support of the country's zero interest rate policy. We chose to avoid the longer end of the market, though, since we felt the higher yields on these securities were not sufficient enough to compensate clients for the greater risks.

In yet another strategic move, we quickly responded when select central banks tightened monetary policy. The UK raised its official rates by 0.25% in November, bringing the benchmark short-term interest rate up to 3.75%. The UK market fell on this news, giving us the opportunity to identify securities with attractive valuations relative to other markets. The UK bond market quickly recovered its footing, gaining strength when lower inflation data prevented further hikes, and the Fund benefited as a result.

LOOKING AHEAD

We believe investors are currently entranced with the stock market and the potential for greater returns. As this situation subsides, we feel investors will refocus on some of the factors that still threaten a robust global economic recovery. In the meantime, central banks have voiced their commitment to maintaining low short-term interest rates, providing considerable support to the global bond market. In this environment, we will continue to employ our network of experienced researchers and analysts to uncover opportunities to add value for our shareholders.

TOTAL RETURN

                                         6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS   INCEPTION*
                                           ENDED      ENDED      ENDED      ENDED      ENDED        TO
                                         12/31/03   12/31/03   12/31/03   12/31/03   12/31/03    12/31/03
----------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class A               7.49%     15.75%      N/A        N/A         N/A     14.57%
UBS Global Bond Fund Class B               7.05      14.98       N/A        N/A         N/A     15.69
UBS Global Bond Fund Class C               7.26      15.27       N/A        N/A         N/A     15.59
UBS Global Bond Fund Class Y               7.65      16.10     11.36%      5.58%       6.60%     6.72
UBS Global Bond Fund Class A**             2.68      10.58       N/A        N/A         N/A     12.17
UBS Global Bond Fund Class B**             2.08       9.98       N/A        N/A         N/A     14.47
UBS Global Bond Fund Class C**             6.51      14.52       N/A        N/A         N/A     15.59
Citigroup World Government Bond Index      7.29      14.91     10.78       5.75        6.79      6.93

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A SHARES IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/26/01 AND 7/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS, 7/31/93.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

COUNTRY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Japan                                     19.2%
United States                             17.3
Germany                                   13.8
France                                     8.0
Spain                                      6.8
---------------------------------------------------
Total                                     65.1%

CURRENCY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                      MARKET VALUE
---------------------------------------------------
Euro                                       44.5%
Japanese Yen                               30.0
United States Dollar                       19.6
Canadian Dollar                             2.1
Danish Krone                                1.2
---------------------------------------------------
Total                                      97.4%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

U.S. BONDS
U.S. CORPORATE BONDS
   Airlines                                    0.05%
   Autos/Durables                              0.49
   Banks                                       0.13
   Beverages & Tobacco                         0.08
   Chemicals                                   0.06
   Computer Systems                            0.05
   Construction                                0.05
   Consumer                                    0.04
   Electric Components                         0.07
   Energy                                      0.10
   Financial Services                          1.44
   Food & House Products                       0.14
   Forest Products                             0.01
   Health: Drugs                               0.04
   Insurance                                   0.01
   Leisure & Tourism                           0.02
   Multi-Industry                              0.09
   Publishing                                  0.12
   Real Estate                                 0.05
   Retail/Apparel                              0.03
   Services/Miscellaneous                      0.02
   Telecommunications                          0.15
   Telephones                                  0.02%
   Transportation                              0.48
   Utilities                                   0.03
                                             ------
         Total U.S. Corporate Bonds            3.77
Asset-Backed Securities                        0.60
Commercial Mortgage-Backed Obligations         1.45
Mortgage-Backed Securities                     6.02
U.S. Government Obligations                    3.25
                                             ------
         Total U.S. Bonds                     15.09
INTERNATIONAL BONDS
International Corporate Bonds                  0.57
International Bonds                           81.38
Sovereign/Supranational Bonds                  0.05
                                             ------
         Total International Bonds            82.00
SHORT-TERM INVESTMENTS                         2.18
                                             ------
   TOTAL INVESTMENTS                          99.27
CASH AND OTHER ASSETS,
   LESS LIABILITIES                            0.73
                                             ------
NET ASSETS                                   100.00%
                                             ======

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
International Bank for
Reconstruction & Development
2.000%, due 02/18/08                         4.8%
Government of Japan
0.900%, due 12/22/08                         4.1
Government of Spain
3.100%, due 09/20/06                         3.9
Development Bank of Japan
1.750%, due 06/21/10                         3.8
European Investment Bank
2.125%, due 09/20/07                         3.7
Deutsche Bundesrepublik
5.000%, due 07/04/12                         3.0
Government of Sweden
8.000%, due 08/15/07                         2.8
International Bank for
Reconstruction & Development
4.750%, due 12/20/04                         2.8
Landwirt Rentenbk
1.375%, due 04/25/13                         2.7
Government of France
5.500%, due 10/25/07                         2.5
---------------------------------------------------
Total                                       34.1%

                 UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
BONDS -- 97.09%
U.S. BONDS -- 15.09%
U.S. CORPORATE BONDS -- 3.77%
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                   $         5,000   $          5,857
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                            20,000             25,359
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                            25,000             28,844
Apache Corp.
  6.250%, due 04/15/12                                            25,000             27,792
AT&T Corp.
  8.500%, due 11/15/31                                             5,000              5,843
Avon Products, Inc.
  7.150%, due 11/15/09                                            20,000             23,318
Bank of America Corp.
  7.400%, due 01/15/11                                            30,000             35,185
Bank One Corp.
  7.875%, due 08/01/10                                            25,000             30,030
Boeing Capital Corp.
  7.375%, due 09/27/10                                            25,000             28,736
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27                                             5,000              5,464
  7.082%, due 05/13/29                                            10,000             11,216
Cendant Corp.
  6.875%, due 08/15/06                                            20,000             21,943
Centex Corp.
  9.750%, due 06/15/05                                            25,000             27,703
Citigroup, Inc.
  7.250%, due 10/01/10                                            35,000             40,795
Citizens Communications Co.
  9.250%, due 05/15/11                                            25,000             29,556
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                            20,000             22,259
Commonwealth Edison Co.
  6.150%, due 03/15/12                                             5,000              5,455
Computer Sciences Corp.
  3.500%, due 04/15/08                                            25,000             24,881
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                            30,000             35,474
Coors Brewing Co.
  6.375%, due 05/15/12                                            10,000             10,894
Credit Suisse First Boston USA, Inc.
  6.500%, due 01/15/12                                            10,000             11,130
DaimlerChrysler NA Holding Corp.
  5.625%, due 01/16/07                                            50,000             66,267
EOP Operating LP
  7.250%, due 06/15/28                                            25,000             27,182
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                            15,000             17,840
Ford Motor Co.
  7.450%, due 07/16/31                                            25,000             25,263
Ford Motor Credit Co.
  5.800%, due 01/12/09                                            45,000             46,343
  6.250%, due 06/18/07                                           200,000            264,266
  7.375%, due 02/01/11                                            25,000             27,248
General Electric Capital Corp.
  4.375%, due 01/20/10                                           300,000            384,699
  6.000%, due 06/15/12                                            70,000             75,912
General Motors Acceptance Corp.
  6.000%, due 07/03/08                                   $       100,000   $        132,430
  6.875%, due 09/15/11                                            25,000             26,928
  8.000%, due 11/01/31                                            30,000             33,689
Harley-Davidson, Inc. 144A
  3.625%, due 12/15/08                                            25,000             24,937
Household Finance Corp.
  6.750%, due 05/15/11                                            25,000             28,144
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                            25,000             24,906
International Business Machines Corp.
  5.875%, due 11/29/32                                             5,000              5,031
John Deere Capital Corp.
  7.000%, due 03/15/12                                            10,000             11,520
Kohl's Corp.
  7.250%, due 06/01/29                                             5,000              5,838
Kraft Foods, Inc.
  5.625%, due 11/01/11                                            25,000             26,341
Kroger Co.
  8.050%, due 02/01/10                                            25,000             29,733
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                            10,000             11,285
Lincoln National Corp.
  6.200%, due 12/15/11                                            10,000             10,910
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                             5,000              5,432
Morgan Stanley
  6.750%, due 04/15/11                                            30,000             33,943
News America Holdings, Inc.
  7.125%, due 04/08/28                                             5,000              5,476
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                            10,000             13,109
Praxair, Inc.
  6.375%, due 04/01/12                                             5,000              5,563
Progress Energy, Inc.
  7.000%, due 10/30/31                                            10,000             10,703
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                            30,000             30,450
Reed Elsevier Capital, Inc.
  5.750%, due 07/31/08                                            50,000             67,649
Rohm & Haas Co.
  7.850%, due 07/15/29                                             5,000              6,147
Safeway, Inc.
  3.800%, due 08/15/05                                            25,000             25,526
SBC Communications, Inc.
  5.875%, due 02/01/12                                            10,000             10,620
SLM Corp.
  5.625%, due 04/10/07                                            20,000             21,673
Southern Power Co., Series B
  6.250%, due 07/15/12                                             5,000              5,403
Sprint Capital Corp.
  8.375%, due 03/15/12                                            25,000             29,195
Target Corp.
  7.000%, due 07/15/31                                            10,000             11,338
United Technologies Corp.
  6.100%, due 05/15/12                                            10,000             10,982
UST, Inc.
  6.625%, due 07/15/12                                            10,000             11,124
Valero Energy Corp.
  7.500%, due 04/15/32                                            10,000             11,145

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Verizon New York, Inc., Series B
  7.380%, due 04/01/32                                   $        10,000   $         11,010
Wachovia Bank N.A.
  7.800%, due 08/18/10                                            25,000             30,162
Walt Disney Co. (The)
  6.375%, due 03/01/12                                            10,000             10,996
Washington Mutual, Inc.
  5.625%, due 01/15/07                                            25,000             26,944
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11                                            30,000             33,685
Weyerhaeuser Co.
  7.375%, due 03/15/32                                             5,000              5,437
Wyeth
  5.250%, due 03/15/13                                            25,000             25,449
                                                                           ----------------
                                                                                  2,223,607
                                                                           ----------------
ASSET-BACKED SECURITIES -- 0.60%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  1.390%, due 10/06/06                                            23,712             23,710
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  1.553%, due 01/15/09                                            75,000             75,332
Citibank Omni-S Master Trust,
  01-1, Class A+
  1.274%, due 02/15/10                                            75,000             74,921
Conseco Finance,
  00-B, Class AF4
  7.870%, due 02/15/31                                             6,614              6,647
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                            55,000             60,741
RAFC Asset-Backed Trust
  01-1 Class A3
  5.115%, due 01/25/15                                            47,667             48,961
Reliant Energy Transition
  01-1 Class A4
  5.630%, due 09/15/15                                            30,000             31,934
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31+                                           26,528             25,459
United Airlines, Inc., E.E.T.C.(b)(c)
  7.811%, due 10/01/09                                            14,728              5,609
                                                                           ----------------
                                                                                    353,314
                                                                           ----------------
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 1.45%
Bear Stearns Commercial Mortgage Securities,
  00-WF2, Class A2
  7.320%, due 10/15/32                                            80,000             93,169
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10                                           140,000            158,557
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                            20,000             22,232
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                            85,000             98,725
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2
  6.550%, due 04/16/29                                            25,000             26,099
Greenwich Capital Commercial Funding Corp.,
  03-FL1 A, 144A+
  1.490%, due 07/05/18                                   $        32,664   $         32,656
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                            67,730             72,159
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                            85,000             97,283
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                            74,618             79,238
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                            50,000             57,778
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                            38,822             42,209
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2
  6.540%, due 12/10/29                                            20,000             22,094
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                            31,826             35,156
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                            18,588             19,587
                                                                           ----------------
                                                                                    856,942
                                                                           ----------------
MORTGAGE-BACKED SECURITIES -- 6.02%
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                            28,106             30,142
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                            29,784             30,875
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                            37,374             39,338
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                            17,926             18,488
  5.500%, due 01/01/18                                            48,701             50,514
  6.000%, due 12/01/17                                            74,883             78,542
  8.000%, due 01/01/30                                           143,267            154,387
Federal National Mortgage Association
  3.396%, due 09/01/33+                                           37,992             38,137
  4.621%, due 04/01/33+                                           46,188             47,175
  5.027%, due 02/01/33+                                           46,123             49,051
  5.125%, due 01/02/14                                            25,000             25,087
  5.500%, due 01/01/18                                           604,089            626,702
  5.500%, due 11/01/23                                            70,681             71,629
  6.000%, due 07/01/17                                            82,808             86,917
  6.000%, due 03/01/29                                            34,786             35,974
  6.000%, due 11/01/32                                            73,349             75,855
  6.000%, due 07/01/33                                           165,152            170,793
  6.000%, due 10/01/33                                            89,819             92,887
  6.250%, due 02/01/11                                            55,000             60,800
  6.500%, due 08/01/29                                            41,985             43,936
  6.500%, due 05/01/30                                            37,211             38,922
  6.500%, due 08/01/32                                            54,608             57,119
  6.500%, due 09/01/32                                            39,963             41,801

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
  7.000%, due 11/01/32                                   $        29,126   $         30,841
  7.000%, due 05/01/33                                            81,450             86,245
  7.125%, due 01/15/30                                           135,000            162,608
Federal National Mortgage
  Association Grantor Trust,
  00-T6, Class A1
  7.500%, due 06/25/30                                            53,012             57,882
Federal National Mortgage
  Association Grantor Trust,
  01-T10, Class A2
  7.500%, due 12/25/41                                            89,501             98,013
Federal National Mortgage
  Association Whole Loan,
  03-W6, Class 6A+
  4.972%, due 08/25/42                                            37,617             39,345
Federal National Mortgage
  Association Whole Loan,
  95-W3, Class A
  9.000%, due 04/25/25                                             1,731              1,936
Freddie Mac
  5.125%, due 07/15/12                                           360,000            376,032
  5.875%, due 03/21/11                                            35,000             37,937
  6.000%, due 03/01/29                                            91,388             94,481
  6.000%, due 03/01/31                                            76,610             79,203
  6.500%, due 06/01/29                                            35,789             37,491
Government National Mortgage Association
  6.000%, due 11/20/28                                            28,955             29,965
  6.000%, due 12/20/28                                            45,325             46,937
  6.000%, due 05/20/29                                            56,102             58,059
  6.000%, due 07/15/29                                            30,894             32,136
  6.500%, due 08/15/27                                             1,870              1,972
  6.500%, due 12/15/29                                            44,567             47,056
  6.500%, due 04/15/31                                            77,916             82,148
  7.000%, due 07/15/25                                            11,115             11,924
  7.000%, due 07/15/31                                           141,591            150,892
Impac Secured Assets Common Owner Trust,
  01-3, Class A2+
  7.250%, due 04/25/31                                            25,296             26,590
                                                                           ----------------
                                                                                  3,554,764
                                                                           ----------------
U.S. GOVERNMENT OBLIGATIONS -- 3.25%
U.S. Treasury Bond
  6.250%, due 05/15/30                                           505,000            582,762
  6.875%, due 08/15/25                                           135,000            165,148
  8.000%, due 11/15/21                                            85,000            114,796
U.S. Treasury Note
  1.500%, due 07/31/05                                           115,000            114,910
  1.875%, due 11/30/05                                           515,000            515,966
  2.000%, due 08/31/05                                           280,000            281,805
  3.250%, due 08/15/08                                            35,000             35,213
  4.750%, due 11/15/08                                            95,000            101,702
                                                                           ----------------
                                                                                  1,912,302
                                                                           ----------------
Total U.S. Bonds                                                                  8,900,929
                                                                           ----------------
INTERNATIONAL BONDS -- 82.00%
AUSTRALIA -- 4.29%
Australia & New Zealand Banking Group Ltd.
  5.500%, due 02/23/05                                   EUR     100,000   $        130,410
Government of Australia
  6.500%, due 05/15/13                                   AUD   1,000,000            801,109
  9.000%, due 09/15/04                                         1,800,000          1,389,386
Telstra Corp., Ltd.
  6.375%, due 06/29/11                                   EUR     150,000            211,585
                                                                           ----------------
                                                                                  2,532,490
                                                                           ----------------
AUSTRIA -- 0.22%
Bank Austria Creditanstalt AG
  5.375%, due 01/26/05                                   EUR     100,000            129,979
                                                                           ----------------
CANADA -- 2.86%
Government of Canada
  5.750%, due 06/01/29                                   CAD     240,000            199,967
  6.000%, due 09/01/05                                           960,000            780,065
  6.000%, due 06/01/08                                           280,000            235,276
  6.000%, due 06/01/11                                           300,000            254,331
  8.000%, due 06/01/23                                           210,000            218,990
                                                                           ----------------
                                                                                  1,688,629
                                                                           ----------------
CAYMAN ISLANDS-- 0.24%
Santander Central Hispano Issuances Ltd.
  6.375%, due 07/05/10                                   EUR     100,000            139,779
                                                                           ----------------
DENMARK -- 2.22%
Kingdom of Denmark
  5.000%, due 08/15/05                                   DKK   2,270,000            398,292
  5.000%, due 11/15/13                                         1,600,000            282,290
  6.000%, due 11/15/09                                         2,650,000            497,062
TDC A/S
  5.875%, due 04/24/06                                   EUR     100,000            133,436
                                                                           ----------------
                                                                                  1,311,080
                                                                           ----------------
FINLAND -- 2.33%
Fortum Oyj
  6.475%, due 11/03/06                                   EUR      50,000             68,245
Government of Finland
  5.000%, due 04/25/09                                           420,000            563,587
  5.375%, due 07/04/13                                           115,000            157,128
  5.750%, due 02/23/11                                           370,000            516,709
UPM-Kymmene Oyj
  6.125%, due 01/23/12                                            50,000             68,277
                                                                           ----------------
                                                                                  1,373,946
                                                                           ----------------
FRANCE -- 7.98%
Aventis S.A.
  5.000%, due 04/18/06                                   EUR     100,000            131,537
Casino Guichard Perrachon S.A.
  5.875%, due 11/23/07                                            50,000             67,215
France Telecom S.A
  7.000%, due 12/23/09                                           150,000            214,234
GIE PSA Tresorerie
  5.875%, due 09/27/11                                           100,000            135,854
GIE Suez Alliance
  4.250%, due 06/24/10                                           100,000            124,297

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Government of France
5.000%, due 10/25/16                                     EUR     535,000   $        706,948
5.500%, due 10/25/07                                           1,090,000          1,483,124
5.500%, due 04/25/10                                             600,000            826,087
5.500%, due 04/25/29                                             340,000            464,299
8.500%, due 10/25/19                                             140,000            251,931
LVMH Moet Hennessy Louis Vuitton S.A.
  5.750%, due 02/28/05                                            50,000             65,285
Renault S.A.
  6.125%, due 06/26/09                                            50,000             68,555
Veolia Environnement
  5.875%, due 06/27/08                                           125,000            168,777
                                                                           ----------------
                                                                                  4,708,143
                                                                           ----------------
GERMANY -- 13.79%
Deutsche Bank AG
  5.000%, due 05/19/05                                   EUR     200,000            259,998
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                           750,000            983,243
  5.000%, due 07/04/12                                         1,335,000          1,781,056
  6.000%, due 01/05/06                                           500,000            671,258
  6.000%, due 01/04/07                                           540,000            739,134
  6.250%, due 01/04/24                                           290,000            431,987
  6.500%, due 07/04/27                                           740,000          1,138,048
Kredit Fuer Wiederaufbau
  5.000%, due 01/04/09                                           300,000            400,991
Landwirt Rentenbk
  1.375%, due 04/25/13                                   JPY 170,000,000          1,603,300
VW Financial Services AG
  5.375%, due 01/25/12                                   EUR     100,000            131,653
                                                                           ----------------
                                                                                  8,140,668
                                                                           ----------------
GREECE -- 0.11%
Public Power Corp.
  4.500%, due 03/12/09                                   EUR      50,000             63,735
                                                                           ----------------
IRELAND -- 0.24%
Bank of Ireland
  6.450%, due 02/10/10                                   EUR     100,000            140,793
                                                                           ----------------
ITALY -- 4.43%
Buoni Poliennali Del Tesoro
  5.000%, due 05/01/08                                   EUR     240,000            321,605
  5.250%, due 11/01/29                                           360,000            465,303
  5.500%, due 11/01/10                                           300,000            412,199
  8.750%, due 07/01/06                                           500,000            718,655
Government of Italy
  4.250%, due 08/01/13                                           550,000            687,256
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                            10,000             10,020
                                                                           ----------------
                                                                                  2,615,038
                                                                           ----------------
JAPAN -- 19.24%
Development Bank of Japan
  1.750%, due 06/21/10                                   JPY 230,000,000          2,261,825
European Investment Bank
  2.125%, due 09/20/07                                       220,000,000          2,186,948
Government of Japan
  0.900%, due 12/22/08                                       255,000,000          2,417,610
International Bank for
  Reconstruction & Development
  2.000%, due 02/18/08                                   JPY 285,000,000   $      2,830,274
  4.750%, due 12/20/04                                       170,000,000          1,658,099
                                                                           ----------------
                                                                                 11,354,756
                                                                           ----------------
LUXEMBURG -- 0.12%
Sogerim S.A.
  7.000%, due 04/20/11                                   EUR      50,000             71,500
                                                                           ----------------
NETHERLANDS -- 5.50%
ABN Amro Bank NV
  6.250%, due 06/28/10                                   EUR     100,000            139,427
Bank Nederlandse Gemeenten NV
  5.250%, due 07/04/11                                           200,000            269,667
BMW Finance NV
  5.250%, due 09/01/06                                           100,000            132,624
Deutsche Telekom International Finance BV
  8.125%, due 05/29/12                                           100,000            154,781
E.ON International Finance BV
  5.750%, due 05/29/09                                           100,000            136,689
Enbw International Finance BV
  5.125%, due 02/28/07                                           100,000            131,804
Generali Finance BV
  4.750%, due 05/12/14                                           100,000            127,089
Government of Netherlands
  5.000%, due 07/15/11                                           810,000          1,083,969
ING Bank NV
  5.500%, due 01/04/12                                           200,000            268,010
Koninklijke Philips Electronics NV
  5.750%, due 05/16/08                                           100,000            134,876
Linde Finance BV
  6.375%, due 06/14/07                                            50,000             68,377
Olivetti Finance NV
  6.125%, due 07/30/09                                            50,000             68,668
Portugal Telecom International Finance BV
  5.750%, due 02/21/06                                           100,000            132,933
RWE Finance BV
  5.500%, due 10/26/07                                           100,000            134,331
Telefonica Europe BV
  5.125%, due 10/30/06                                           100,000            132,348
Unilever NV
  4.250%, due 09/26/07                                           100,000            129,376
                                                                           ----------------
                                                                                  3,244,969
                                                                           ----------------
SINGAPORE-- 0.23%
Singapore Telecommunications Ltd.
  6.000%, due 11/21/11                                   EUR     100,000            136,953
                                                                           ----------------
SPAIN -- 6.83%
Government of Spain
  4.250%, due 10/31/07                                   EUR     240,000            312,786
  4.750%, due 07/30/14                                           350,000            456,111
  5.150%, due 07/30/09                                           545,000            737,662
  6.000%, due 01/31/29                                           145,000            211,247
Government of Spain International Bond
  3.100%, due 09/20/06                                   JPY 230,000,000          2,315,768
                                                                           ----------------
                                                                                  4,033,574
                                                                           ----------------

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
SWEDEN -- 5.22%
Government of Sweden
  6.000%, due 02/09/05                                   SEK   9,170,000   $      1,315,990
  6.750%, due 05/05/14                                           560,000             90,141
  8.000%, due 08/15/07                                        10,580,000          1,675,379
                                                                           ----------------
                                                                                  3,081,510
                                                                           ----------------
UNITED KINGDOM -- 5.53%
Abbey National PLC
  4.625%, due 02/11/11                                   EUR     100,000            128,063
Allied Domecq Financial Services PLC
  5.875%, due 06/12/09                                            50,000             67,944
Barclays Bank, PLC
  4.875%, due 06/26/06                                           100,000            131,627
British Telecommunications PLC
  6.125%, due 02/15/06                                            50,000             67,022
Gallaher Group PLC
  5.875%, due 08/06/08                                            50,000             67,254
Government of United Kingdom
  8.000%, due 06/07/21                                   GBP     220,000            542,358
HBOS Treasury Services PLC
  4.750%, due 02/06/07                                   EUR     100,000            131,550
HSBC Holdings PLC
  5.375%, due 12/20/12                                           100,000            132,181
Imperial Tobacco Finance PLC
  6.250%, due 06/06/07                                            50,000             67,712
Lloyds TSB Bank PLC
  4.750%, due 03/18/11                                           100,000            129,241
National Westminster Bank PLC
  6.000%, due 01/21/10                                           200,000            275,623
Rio Tinto Finance PLC
  5.125%, due 05/10/07                                           100,000            132,728
Tesco PLC
  5.250%, due 05/07/08                                            50,000             66,661
United Kingdom Gilt
  4.250%, due 06/07/32                                   GBP     105,000            175,072
  5.000%, due 03/07/12                                           160,000            290,951
  5.750%, due 12/07/09                                           280,000            529,113
  8.500%, due 12/07/05                                           100,000            192,915
Vodafone Group PLC
  5.750%, due 10/27/06                                   EUR     100,000            134,271
                                                                           ----------------
                                                                                  3,262,286
                                                                           ----------------
INTERNATIONAL CORPORATE BONDS -- 0.57%
Anglian Water Service Financial
  4.625%, due 10/07/13                                   $        25,000             30,820
Canadian National Railway Co.
  6.900%, due 07/15/28                                             5,000              5,586
Credit Suisse Group
  6.375%, due 06/07/13                                           100,000            141,597
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                             5,000              6,387
European Investment Bank
  4.875%, due 09/06/06                                            25,000             26,547
France Telecom S.A.
  8.500%, due 03/01/31                                             5,000              6,643
HSBC Holdings PLC
  5.250%, due 12/12/12                                             5,000              5,120
Inter-American Development Bank
  5.750%, due 02/26/08                                            25,000             27,452
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                   $        35,000   $         36,916
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                            25,000             23,847
United Mexican States
  8.125%, due 12/30/19                                            25,000             27,938
                                                                           ----------------
                                                                                    338,853
                                                                           ----------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.05%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                            25,000             27,937
                                                                           ----------------
Total International Bonds                                                        48,396,618
                                                                           ----------------
Total Bonds (Cost $52,014,851)                                                   57,297,547
                                                                           ----------------

                                                             SHARES
                                                         ---------------
SHORT-TERM INVESTMENTS -- 2.18%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $1,286,072)                                            1,286,072          1,286,072
                                                                           ----------------
Total Investments
  (Cost $53,300,923) -- 99.27% (a)                                               58,583,619
Cash and other assets,
  less liabilities -- 0.73%                                                         433,019
                                                                           ----------------
Total Net Assets -- 100%                                                   $     59,016,638
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $53,300,923; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                      $  5,312,449
            Gross unrealized depreciation                                           (29,753)
                                                                               ------------
                     Net unrealized appreciation                               $  5,282,696
                                                                               ============

(b)  Security is in default.
(c) Security is illiquid. These securities amounted to $5,609 or 0.01% of net assets.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.

%    Represents a percentage of net assets
E.E.T.C.:  Enhanced Equipment Trust Certificate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $110,912 or 0.18% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                                       SETTLEMENT        LOCAL         CURRENT       UNREALIZED
                                                                          DATE         CURRENCY         VALUE        GAIN/(LOSS)
                                                                       ----------     -----------    ------------    -----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
British Pounds (GBP)                                                    06/03/04          300,000    $    530,632    $    6,952
Euro (EUR)                                                              06/03/04        2,540,000       3,191,039       188,195
Japanese Yen (JPY)                                                      06/03/04      307,000,000       2,878,581        61,550
Swiss Franc (CHF)                                                       06/03/04          500,000         405,748        23,783

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
Australian Dollar (AUD)                                                 06/03/04        2,650,000       1,960,966       (98,016)
British Pounds (GBP)                                                    06/03/04        1,100,000       1,945,652      (106,155)
Canadian Dollar (CAD)                                                   06/03/04          600,000         461,462        (7,621)
Danish Krone (DKK)                                                      06/03/04        3,000,000         506,037       (32,028)
Euro (EUR)                                                              06/03/04        1,220,000       1,532,704       (30,729)
Japanese Yen (JPY)                                                      06/03/04       55,000,000         515,707        (1,448)
Swedish Krona (SEK)                                                     06/03/04       19,300,000       2,664,325      (151,860)
                                                                                                                     ----------
     Total net unrealized loss on Forward Foreign Currency Contracts                                                 $ (147,377)
                                                                                                                     ==========

                 See accompanying notes to financial statements

UBS U.S. ALLOCATION FUND

Over the six months ended December 31, 2003, Class Y shares of UBS U.S. Allocation Fund (formerly UBS U.S. Balanced Fund) returned 9.75%, underperforming the 10.83% return of the U.S. Allocation Fund Index* (the "Index"). Since inception on December 30, 1994, the Fund's Class Y shares have returned 9.15% on an annualized basis, compared to the 10.86% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 39. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund underperformed the Index as a result of an underweight to computer hardware, and specifically to semiconductor stocks. While these stocks ultimately produced some of the strongest returns over the period, we avoided them, as our analysis led us to determine that their price appreciation was not supported by the underlying fundamentals.

SIX-MONTH MARKET REVIEW

The US equity market posted strong returns for the six months ended December 31, 2003. Despite some concerns regarding the weakening US dollar and stubbornly high energy prices, the Russell 3000 Index (a general measure of equity market performance) rose 16.28% during the reporting period.

Virtually every sector of the equity market rallied, but the more speculative areas of the market led the way. Stocks whose prices had fallen so conspicuously in recent years, including those in the Internet services, semiconductor and communications technology sectors, were the top performers during the review period. Many of these stocks, in our view, did not offer sufficient future cash flow to justify significant investment. Nonetheless, they were selling at extremely low prices, which appealed to newly risk-tolerant investors interested in making quick profits in a rapidly recovering market.

During the six months as a whole, small-cap stocks were the best-performing segment of the market, outpacing both mid- and large-cap stocks. From July 1, 2003 through December 31, 2003, the Russell 2000 Index (a general measure of small-cap stock performance) increased 24.92%. Over the same timeframe, the Russell Midcap Index (mid-cap stocks) returned 15.47%, while the Russell 1000 Index (large-cap stocks) gained 12.34%. The technology-laden Nasdaq Composite Index climbed 23.45%, a return that is indicative of the strong performance more speculative stocks generated over the six-month period. In terms of style, value and growth stocks generated similar results, posting returns of 16.55% and 14.73%, respectively, as measured by the Russell 1000 Value and Russell 1000 Growth indexes.

The US bond market showed great resiliency in the face of the stock market rally, but it was subjected to significant volatility during the summer of 2003. The yield on the 10-year Treasury note, which had fallen to a 45-year low of 3.11% in mid-June, was, by the beginning of September, back up to 4.60%. Yields finally settled down as the period drew to a close, trading in the 4.0% to 4.5% range before ending the year at 4.25%. Some of this stability can be attributed to statements made by the Federal Reserve Board, which reassured investors about inflation and reaffirmed its commitment to remaining accommodative. This support helped the bond market stay afloat despite the surging economy; the Lehman Brothers Aggregate Bond Index returned 0.17% for the six months ended December 31, 2003.

ASSET ALLOCATION OPPORTUNITIES WERE FEW

On an asset level, we began the period with an overweight to stocks relative to bonds, based on our conclusion that bonds were significantly overvalued. However, as the reporting period unfolded, bond yields went up, driving bond prices down. This afforded us the opportunity to increase the Fund's bond market exposure at more desirable valuations.

As the period progressed, our analysis concluded that most of the major asset classes were trading at what we considered to be fair value ranges.

----------
* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 65% RUSSELL 3000 EQUITY INDEX, 30% LEHMAN BROTHERS US AGGREGATE BOND INDEX, AND 5% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

As a result, we found fewer opportunities to add value through asset allocation.

EQUITIES: SECURITY SELECTION PLAYED A KEY ROLE IN FAIRLY VALUED MARKETS

A critical part of our investment process is risk management. We believe the risks we take must be consistent with the opportunities we have identified.

On a sector level, adhering to this guiding principle prevented the Fund from benefiting from some of the strong gains that the speculative stock rally generated over the period. Most notably, performance was hindered during the reporting period by our underweighting of technology hardware, specifically the semiconductor market. Our intrinsic value analysis, whereby we seek to identify companies that are selling for less than their true, or intrinsic value (derived from their potential to generate future cash flow), indicated that many of these higher-risk securities did not have long-term investment merit and were not appropriate for the Fund. We feel that share prices must eventually be supported by positive earnings and cash flow--something we believe many of these speculative companies will not be able to produce.

Alternately, we saw positive results from our overweights to healthcare and financials. Within healthcare, the portfolio saw particular strength from its holdings in pharmaceuticals, including generic drugs and branded drugs. Pharmaceutical stock prices had fallen due to investor concerns over regulatory issues, Medicare reform and company-specific scandals. Our analysis revealed, however, that the industry remains well-positioned, supported by an aging population, ongoing research and development, and proprietary products. We also initiated a position in the clinical laboratory services market, a sector that we believe offers attractive fundamentals, including relatively stable market growth.

Financial services also generated strong performance, especially select bank holdings such as Citigroup and Freddie Mac. Our research determined that while Freddie Mac's stock had suffered after high-level resignations, earnings restatements and the threat of increased regulatory oversight, the core earnings and profitability characteristics of the company were sound, and the stock was selling for less than its intrinsic value. The Fund benefited when Freddie Mac's stock price rose sharply at the end of the period.

FIXED INCOME: ACTIVE MANAGEMENT SUPPORTED PERFORMANCE

Within the fixed income portion of the Fund, duration management and sector strategy added value during the period. Entering the reporting period, the Fund's duration was 90% of the Index. We increased duration to equal that of the Index, by taking advantage of the falling prices of longer-term issues as investors pulled out of the bond market. Within the fixed income portion of the Portfolio, we reduced the Portfolio's duration, as low rates, combined with stimulative fiscal policies, rising budget deficits, geopolitical resolution, and strengthening equity and credit pricing reinforced our view that we would see a concurrent pickup in economic activity and long-term interest rates. To lower duration, we increased our underweight to credit, albeit modestly; specifically, we overweighted Baa-rated paper versus A-rated and higher.

Several small sector changes boosted Fund performance. For example, we increased our position in mortgage-backed securities from neutral to modestly overweight, with an emphasis on higher coupon mortgage-backed securities. Mortgage-backed securities had suffered approximately mid-period, when low interest rates and record refinancings caused the sector to underperform. Our overweight, combined with the emphasis on higher-coupon mortgage-backed securities--which performed well in the lower prepayment environment that characterized the final months of the period--generated positive results for the Fund.

LOOKING AHEAD

The watchword for the stock market in 2004 is sustainability. As the economic recovery enters its second year, we believe investors will turn their attention back to fundamentals, rewarding companies with proven management, sound balance sheets, and real earnings growth. We feel our portfolio is well-positioned for such an environment.

We anticipate that the combination of strong growth and reduced risks of deflation will prompt the Federal Reserve Board (the "Fed") to raise the federal funds rate in the third quarter of 2004 or possibly later, and interest rates should also rise across all maturities, although less so for maturities greater than ten years. The Fed has modified its position, changing its tone regarding the state of the economy in relation to expected inflation, in preparation for the tightening.

Through our disciplined investment approach, we will seek to identify compelling opportunities that have the potential to generate superior risk-adjusted returns relative to the benchmark over the long term.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR    3 YEARS   5 YEARS  INCEPTION*
                                                      ENDED     ENDED     ENDED     ENDED       TO
                                                    12/31/03  12/31/03  12/31/03  12/31/03   12/31/03
------------------------------------------------------------------------------------------------------
UBS U.S. Allocation Fund Class A                     9.63%    20.21%      6.23%     4.47%      5.84%
UBS U.S. Allocation Fund Class B                     9.16     19.22        N/A       N/A       5.81
UBS U.S. Allocation Fund Class C                     9.14     19.34        N/A       N/A       6.02
UBS U.S. Allocation Fund Class Y                     9.75     20.40       6.51      4.81       9.15
UBS U.S. Allocation Fund Class A**                   3.63     13.66       4.26      3.30       4.92
UBS U.S. Allocation Fund Class B**                   4.16     14.22        N/A       N/A       4.49
UBS U.S. Allocation Fund Class C**                   8.14     18.34        N/A       N/A       6.02
U.S. Allocation Fund Index ***                      10.83     21.67       1.46      2.99      10.86
Russell 3000 Index                                  16.28     31.06      -3.08      0.37      12.02
Lehman Brothers U.S. Aggregate Bond Index            0.17      4.10       7.57      6.62       8.10
Merrill Lynch High Yield Cash Pay Index              8.52     27.23      10.13      5.47       8.20

* INCEPTION DATE OF UBS U.S. ALLOCATION FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/06/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDICES, IS 12/30/94.

**   RETURNS INCLUDE SALES CHARGES.

*** AN UNMANAGED INDEX COMPILED BY THE ADVISOR (FORMERLY KNOWN AS THE UBS U.S. BALANCED MUTUAL FUND INDEX), THE COMPOSITION OF THE INDEX CHANGED EFFECTIVE 10/31/2003 AND IS CONSTRUCTED AS FOLLOWS: 65% RUSSELL 3000 EQUITY INDEX, 30% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND 5% MERRILL LYNCH HIGH YIELD CASH PAY INDEX. PRIOR TO OCTOBER 31, 2003, THE INDEX CONSISTED OF 65% WILSHIRE 5000 INDEX AND 35% LEHMAN U.S. AGGREGATE BOND INDEX. THE COMPOSITION OF THE INDEX WAS CHANGED TO REFLECT THE FUND'S EXPOSURE TO HIGH YIELD BONDS.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Nextel Communications, Inc., Class A       2.6%
Citigroup, Inc.                            2.2
Wells Fargo & Co.                          1.8
Microsoft Corp.                            1.7
Burlington Northern Santa Fe Corp.         1.6
Wyeth                                      1.6
UnitedHealth Group, Inc.                   1.4
ExxonMobil Corp.                           1.4
Morgan Stanley                             1.4
Illinois Tool Works, Inc.                  1.3
---------------------------------------------------
Total                                     17.0%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
U.S. Treasury Bond
6.250%, due 05/15/30                         1.2%
Fannie Mae
7.125%, due 01/15/30                         0.9
U.S. Treasury Note
2.000%, due 08/31/05                         0.9
U.S. Treasury Note
4.250%, due 08/15/13                         0.8
U.S. Treasury Bond
6.875%, due 08/15/25                         0.7
Morgan Stanley Dean Witter
Capital I, 01-TOP1, Class A4
6.660%, due 02/15/33                         0.7
Federal National Mortgage Association
5.500%, due 01/01/18                         0.6
U.S. Treasury Bond
8.000%, due 11/15/21                         0.5
U.S. Treasury Note
4.750%, due 11/15/08                         0.5
Federal National Mortgage Association
6.500%, due 03/01/17                         0.4
---------------------------------------------------
Total                                        7.2%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Military                        0.36%
   Airlines                                    0.24
   Autos/Durables                              0.50
   Banks                                       3.61
   Biomedical                                  0.70
   Broadcasting & Publishing                   1.02
   Business & Public Service                   0.23
   Capital Goods                               1.93
   Chemicals                                   0.32
   Computer Software                           1.72
   Computer Systems                            0.67
   Construction                                0.82
   Consumer                                    0.80
   Electric Components                         0.77
   Electronics                                 0.25
   Energy                                      5.44
   Financial Services                          9.05
   Health: Drugs                               6.25
   Health: Non-Drugs                           4.17
   Healthcare                                  0.48
   Housing/Paper                               0.56
   Industrial Components                       1.12
   Media and Entertainment                     0.77
   Metals Non-Ferrous                          1.25
   Multi-Industry                              1.14
   Retail/Apparel                              1.98
   Services/Miscellaneous                      2.55
   Technology                                  0.02
   Telecommunications- Services                3.07
   Transportation                              2.27
   Utilities                                   0.54
                                             ------
         Total Equities                       54.60

U.S. BONDS
U.S. Corporate Bonds
   Aerospace & Military                        0.10
   Airlines                                    0.07
   Autos/Durables                              0.39
   Banks                                       0.33
   Beverages & Tobacco                         0.22
   Chemicals                                   0.09
   Computer Systems                            0.08
   Construction                                0.10
   Consumer                                    0.09
   Electric Components                         0.09
   Energy                                      0.38
   Financial Services                          1.54
   Food & House Products                       0.38
   Forest Products                             0.03
   Health: Drugs                               0.09
   Housing/Paper                               0.03
   Insurance                                   0.01
   Leisure & Tourism                           0.09
   Media and Entertainment                     0.03
   Metals Non-Ferrous                          0.03
   Multi-Industry                              0.13
   Publishing                                  0.02
   Real Estate                                 0.07
   Retail/Apparel                              0.04
   Services/Miscellaneous                      0.06
   Telecommunications                          0.21
   Telecommunications - Wireless               0.04
   Telephones                                  0.03
   Transportation                              0.10
   Utilities                                   0.11
                                             ------
         Total U.S. Corporate Bonds            4.98
Asset-Backed Corporates                        1.08
Commercial Mortgaged-Backed Obligations        2.94
Mortgage-Backed Securities                    12.55
U.S. Government Obligations                    5.19
                                             ------
         Total U.S. Bonds                     26.74
International Corporate Bonds                  0.56
Sovereign/Supranational Bonds                  0.07
                                             ------
         Total International Bonds             0.63
                                             ------
         Total Bonds                          27.37
INVESTMENT COMPANIES                          10.65
SHORT-TERM INVESTMENTS                         7.70
                                             ------
   TOTAL INVESTMENTS                         100.32
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                               (0.32)
                                             ------
NET ASSETS                                   100.00%
                                             ======

               UBS U.S. ALLOCATION FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              SHARES            VALUE
                                                         ---------------   ----------------
U.S. EQUITIES -- 54.60%
AEROSPACE & MILITARY -- 0.36%
United Technologies Corp.                                          1,500   $        142,155
                                                                           ----------------
AIRLINES -- 0.24%
Delta Air Lines, Inc. (b)                                          7,900             93,299
                                                                           ----------------
AUTOS/DURABLES -- 0.50%
Johnson Controls, Inc.                                             1,700            197,404
                                                                           ----------------
BANKS -- 3.61%
FleetBoston Financial Corp.                                        2,505            109,343
GreenPoint Financial Corp.                                        10,650            376,158
PNC Financial Services Group                                       3,900            213,447
Wells Fargo & Co.                                                 12,300            724,347
                                                                           ----------------
                                                                                  1,423,295
                                                                           ----------------
BIOMEDICAL -- 0.70%
Genzyme Corp. (b)                                                  5,600            276,304
                                                                           ----------------
BROADCASTING & PUBLISHING -- 1.02%
Gannett Co., Inc.                                                  1,900            169,404
McGraw-Hill Cos., Inc. (The)                                       3,300            230,736
                                                                           ----------------
                                                                                    400,140
                                                                           ----------------
BUSINESS & PUBLIC SERVICE -- 0.23%
Interpublic Group of Cos., Inc. (b)                                5,800             90,480
                                                                           ----------------
CAPITAL GOODS -- 1.93%
Illinois Tool Works, Inc.                                          6,300            528,633
Pentair, Inc.                                                      5,100            233,070
                                                                           ----------------
                                                                                    761,703
                                                                           ----------------
CHEMICALS -- 0.32%
Eastman Chemical Co.                                               3,200            126,496
                                                                           ----------------
COMPUTER SOFTWARE -- 1.72%
Microsoft Corp.                                                   24,600            677,484
                                                                           ----------------
COMPUTER SYSTEMS -- 0.67%
Dell, Inc.                                                         4,000            135,840
Hewlett-Packard Co.                                                5,485            125,991
                                                                           ----------------
                                                                                    261,831
                                                                           ----------------
CONSTRUCTION -- 0.82%
Martin Marietta Materials, Inc.                                    6,836            321,087
                                                                           ----------------
CONSUMER -- 0.80%
Kimberly-Clark Corp.                                               5,300            313,177
                                                                           ----------------
ELECTRIC COMPONENTS -- 0.77%
Linear Technology Corp.                                            7,200            302,904
                                                                           ----------------
ELECTRONICS -- 0.25%
TXU Corp.                                                          4,200             99,624
                                                                           ----------------
ENERGY -- 5.44%
American Electric Power Co., Inc.                                  1,500             45,765
Anadarko Petroleum Corp.                                           1,700             86,717
ConocoPhillips                                                     5,060            331,784
Exelon Corp.                                                       6,500            431,340
ExxonMobil Corp.                                                  13,400            549,400
FirstEnergy Corp.                                                  8,991            316,483
Kerr-McGee Corp.                                                   1,750             81,358
Progress Energy, Inc.                                              2,400            108,624
Sempra Energy                                                      6,300   $        189,378
                                                                           ----------------
                                                                                  2,140,849
                                                                           ----------------
FINANCIAL SERVICES -- 9.05%
American International Group, Inc.                                 5,100            338,028
Citigroup, Inc.                                                   18,186            882,748
Freddie Mac                                                        9,000            524,880
Hartford Financial Services Group, Inc. (The)                      3,600            212,508
J.P. Morgan Chase & Co.                                           14,300            525,239
Mellon Financial Corp.                                            12,300            394,953
Morgan Stanley                                                     9,450            546,872
XL Capital Ltd.                                                    1,800            139,590
                                                                           ----------------
                                                                                  3,564,818
                                                                           ----------------
HEALTH: DRUGS -- 6.25%
Allergan, Inc.                                                     6,500            499,265
Bristol-Myers Squibb Co.                                          15,900            454,740
Cephalon, Inc. (b)                                                 4,200            203,322
Mylan Labs, Inc.                                                  17,950            453,417
SICOR, Inc. (b)                                                    8,400            228,480
Wyeth                                                             14,700            624,015
                                                                           ----------------
                                                                                  2,463,239
                                                                           ----------------
HEALTH: NON-DRUGS -- 4.17%
Aflac, Inc.                                                        3,200            115,776
Anthem, Inc. (b)                                                   4,100            307,500
Baxter International, Inc.                                         4,800            146,496
Biomet, Inc.                                                       2,900            105,589
Johnson & Johnson                                                  5,164            266,772
Quest Diagnostics, Inc.                                            1,800            131,598
UnitedHealth Group, Inc.                                           9,800            570,164
                                                                           ----------------
                                                                                  1,643,895
                                                                           ----------------
HEALTHCARE -- 0.48%
Cardinal Health, Inc.                                              3,100            189,596
                                                                           ----------------
HOUSING/PAPER -- 0.56%
American Standard Companies, Inc. (b)                              2,200            221,540
                                                                           ----------------
INDUSTRIAL COMPONENTS -- 1.12%
Ingersoll-Rand Co., Class A                                        6,500            441,220
                                                                           ----------------
MEDIA AND ENTERTAINMENT -- 0.77%
Viacom, Inc., Class B                                              3,800            168,644
Westwood One, Inc. (b)                                             3,900            133,419
                                                                           ----------------
                                                                                    302,063
                                                                           ----------------
METALS NON-FERROUS -- 1.25%
Masco Corp.                                                       18,000            493,380
                                                                           ----------------
MULTI-INDUSTRY -- 1.14%
Time Warner, Inc. (b)                                             16,700            300,433
Willis Group Holdings, Ltd.                                        4,300            146,501
                                                                           ----------------
                                                                                    446,934
                                                                           ----------------
RETAIL/APPAREL -- 1.98%
Costco Wholesale Corp. (b)                                         9,700            360,646
Kohl's Corp. (b)                                                   4,300            193,242
Newell Rubbermaid, Inc.                                            3,200             72,864
TJX Companies, Inc.                                                7,000            154,350
                                                                           ----------------
                                                                                    781,102
                                                                           ----------------

                                                             SHARES             VALUE
                                                         ---------------   ----------------
SERVICES/MISCELLANEOUS -- 2.55%
First Data Corp.                                                   5,816   $        238,979
MeadWestvaco Corp.                                                 4,850            144,288
Omnicom Group                                                      5,700            497,781
Viad Corp.                                                         5,000            125,000
                                                                           ----------------
                                                                                  1,006,048
                                                                           ----------------
TECHNOLOGY -- 0.02%
Mettler Toledo, Inc. (b)                                             200              8,442
                                                                           ----------------
TELECOMMUNICATIONS-SERVICES -- 3.07%
Nextel Communications, Inc., Class A (b)                          35,800          1,004,542
SBC Communications, Inc.                                           7,900            205,953
                                                                           ----------------
                                                                                  1,210,495
                                                                           ----------------
TRANSPORTATION -- 2.27%
Boeing Co. (The)                                                   6,400            269,696
Burlington Northern Santa Fe Corp.                                19,300            624,355
                                                                           ----------------
                                                                                    894,051
                                                                           ----------------
UTILITIES -- 0.54%
CMS Energy Corp. (b)                                               8,600             73,272
Dominion Resources, Inc.                                           2,200            140,426
                                                                           ----------------
                                                                                    213,698
                                                                           ----------------
Total U.S. Equities (Cost $17,802,974)                                           21,508,753
                                                                           ----------------

                                                              FACE
                                                             AMOUNT
                                                         ---------------
BONDS -- 27.37%
U.S. CORPORATE BONDS -- 4.98%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                   $         5,000              5,393
Alcoa, Inc.
  6.000%, due 01/15/12                                            10,000             10,868
Altria Group, Inc.
  7.750%, due 01/15/27                                            20,000             21,579
American Express Co.
  3.750%, due 11/20/07                                            25,000             25,466
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                             5,000              5,857
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                            25,000             31,699
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                            30,000             34,613
Apache Corp.
  6.250%, due 04/15/12                                            25,000             27,792
AT&T Corp.
  8.500%, due 11/15/31                                             5,000              5,843
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11                                            15,000             17,357
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                            10,000             11,541
Avon Products, Inc.
  7.150%, due 11/15/09                                            15,000             17,489
Bank of America Corp.
  7.400%, due 01/15/11                                            35,000             41,049
Bank One Corp.
  7.875%, due 08/01/10                                            30,000             36,036
Boeing Capital Corp.
  7.375%, due 09/27/10                                            25,000             28,737

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                   $        15,000   $         15,956
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                             5,000              5,403
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                            15,000             16,824
Caterpillar, Inc.
  6.550%, due 05/01/11                                            10,000             11,355
Cendant Corp.
  6.875%, due 08/15/06                                            15,000             16,457
Centex Corp.
  9.750%, due 06/15/05                                            25,000             27,703
Cingular Wireless
  6.500%, due 12/15/11                                             5,000              5,468
Citigroup, Inc.
  7.250%, due 10/01/10                                            50,000             58,278
Citizens Communications Co.
  9.250%, due 05/15/11                                            30,000             35,467
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                            10,000             10,328
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                            25,000             27,823
Commonwealth Edison Co.
  6.150%, due 03/15/12                                             5,000              5,455
Computer Sciences Corp.
  3.500%, due 04/15/08                                            25,000             24,881
Conagra Foods, Inc.
  6.750%, due 09/15/11                                            10,000             11,209
ConocoPhillips
  8.500%, due 05/25/05                                            20,000             21,802
  8.750%, due 05/25/10                                            10,000             12,492
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                            25,000             29,562
Coors Brewing Co.
  6.375%, due 05/15/12                                            10,000             10,894
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                            25,000             24,588
Credit Suisse First Boston USA, Inc.
  6.500%, due 01/15/12                                            15,000             16,695
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                            10,000             11,339
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                            20,000             21,605
DTE Energy Co.
  7.050%, due 06/01/11                                             5,000              5,607
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                            25,000             29,289
EOP Operating LP
  7.000%, due 07/15/11                                            15,000             16,926
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                            20,000             23,787
First Data Corp.
  5.625%, due 11/01/11                                            10,000             10,639
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                             5,000              5,870
Ford Motor Co.
  7.450%, due 07/16/31                                            60,000             60,631
Ford Motor Credit Co.
  5.800%, due 01/12/09                                            65,000             66,940

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
General Dynamics Corp.
  3.000%, due 05/15/08                                   $        25,000   $         24,409
General Electric Capital Corp.
  6.000%, due 06/15/12                                            90,000             97,601
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                            30,000             32,314
  8.000%, due 11/01/31                                            25,000             28,074
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                            20,000             22,712
Harley-Davidson, Inc. 144A
  3.625%, due 12/15/08                                            25,000             24,937
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                            15,000             17,085
Household Finance Corp.
  6.750%, due 05/15/11                                            25,000             28,144
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                            25,000             24,906
International Business Machines Corp.
  5.875%, due 11/29/32                                             5,000              5,031
International Paper Co.
  6.750%, due 09/01/11                                            10,000             11,118
John Deere Capital Corp.
  7.000%, due 03/15/12                                            10,000             11,520
Kerr-McGee Corp.
  7.875%, due 09/15/31                                             5,000              5,679
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                            15,000             15,614
Kohl's Corp.
  6.300%, due 03/01/11                                             5,000              5,611
Kraft Foods, Inc.
  5.625%, due 11/01/11                                            25,000             26,341
Kroger Co.
  8.050%, due 02/01/10                                            40,000             47,572
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                            10,000             11,285
Lincoln National Corp.
  6.200%, due 12/15/11                                             5,000              5,455
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                             5,000              5,432
MidAmerican Energy Co.
  5.125%, due 01/15/13                                            10,000             10,192
Morgan Stanley
  6.750%, due 04/15/11                                            35,000             39,600
News America Holdings, Inc.
  7.125%, due 04/08/28                                             5,000              5,476
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                             5,000              6,555
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                            15,000             16,288
Praxair, Inc.
  6.375%, due 04/01/12                                             5,000              5,563
Progress Energy, Inc.
  7.000%, due 10/30/31                                            10,000             10,703
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                            30,000             30,450
Rohm & Haas Co.
  7.850%, due 07/15/29                                             5,000              6,147
Safeway, Inc.
  3.800%, due 08/15/05                                            30,000             30,631
SBC Communications, Inc.
  5.875%, due 02/01/12                                   $        10,000   $         10,620
SLM Corp.
  5.625%, due 04/10/07                                            20,000             21,673
Southern Power Co., Series B
  6.250%, due 07/15/12                                             5,000              5,403
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                             5,000              5,184
Sprint Capital Corp.
  8.375%, due 03/15/12                                            25,000             29,195
Suntrust Banks, Inc.
  5.050%, due 07/01/07                                             5,000              5,390
Target Corp.
  7.000%, due 07/15/31                                            10,000             11,338
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                            20,000             22,299
Unilever Capital Corp.
  7.125%, due 11/01/10                                            15,000             17,439
Union Pacific Corp.
  6.700%, due 12/01/06                                            20,000             22,166
United Technologies Corp.
  6.100%, due 05/15/12                                            15,000             16,473
UST, Inc.
  6.625%, due 07/15/12                                            10,000             11,124
Valero Energy Corp.
  7.500%, due 04/15/32                                            10,000             11,145
Verizon New England, Inc.
  6.500%, due 09/15/11                                             5,000              5,509
Verizon New York, Inc., Series B
  7.380%, due 04/01/32                                             5,000              5,505
Viacom, Inc.
  6.625%, due 05/15/11                                            10,000             11,352
Wachovia Bank N.A
  7.800%, due 08/18/10                                            30,000             36,194
Walt Disney Co. (The)
  6.375%, due 03/01/12                                            15,000             16,494
Washington Mutual, Inc.
  5.625%, due 01/15/07                                            35,000             37,722
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                            40,000             44,914
Weyerhaeuser Co.
  7.375%, due 03/15/32                                            10,000             10,873
Wyeth
  5.250%, due 03/15/13                                            25,000             25,449
                                                                           ----------------
                                                                                  1,958,498
                                                                           ----------------
ASSET-BACKED SECURITIES -- 1.08%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B (c)
  1.390%, due 10/06/06                                            23,712             23,710
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 (c)
  1.553%, due 01/15/09                                            80,000             80,354
Citibank Omni-S Master Trust,
  01-1, Class A (c)
  1.274%, due 02/15/10                                            80,000             79,916
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                             8,268              8,309
Peco Energy Transition Trust, 99-A, Class A7
  6.130%, due 03/01/09                                            55,000             60,741

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
RAFC Asset-Backed Trust
  01-1 Class A3
  5.115%, due 01/25/15                                   $        73,202   $         75,189
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.356%, due 01/25/31                                            26,528             25,459
United Airlines, Inc., E.E.T.C. (d)(e)
  7.811%, due 10/01/09                                            19,638              7,478
Vanderbilt Mortgage Finance, 00-B, Class 1A3
  8.255%, due 05/07/17                                            61,639             63,731
                                                                           ----------------
                                                                                    424,887
                                                                           ----------------
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 2.94%
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2
  7.780%, due 02/15/32                                           140,000            164,725
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B
  7.300%, due 06/10/32                                            25,000             28,934
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2
  6.550%, due 04/16/29                                            35,000             36,539
Greenwich Capital Commercial Funding Corp.,
  03-FL1 A, 144A (c)
  1.490%, due 07/05/18                                            32,664             32,656
GS Mortgage Securities Corp., II,
  96-PL, Class A2
  7.410%, due 02/15/27                                             6,962              7,089
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                            67,732             72,161
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                           150,000            171,676
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                            78,786             83,664
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                            40,000             46,222
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                            23,869             26,367
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 12/15/09                                           135,000            157,924
Morgan Stanley Dean Witter Capital I,
  01-TOP1, Class A4
  6.660%, due 02/15/33                                           235,000            265,370
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                            65,059             68,555
                                                                           ----------------
                                                                                  1,161,882
                                                                           ----------------
MORTGAGE-BACKED SECURITIES -- 12.55%
Credit Suisse First Boston Mortgage
  Securities Corp
  7.000%, due 11/25/33                                   $       122,999   $        129,879
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                            81,907             84,907
Fannie Mae
  5.125%, due 01/02/14                                            35,000             35,122
  5.500%, due 03/15/11                                           140,000            150,977
  6.000%, due 10/01/33                                           249,485            258,007
  6.000%, due 08/01/17                                           113,989            119,646
  6.250%, due 02/01/11                                            70,000             77,382
  7.125%, due 01/15/30                                           295,000            355,329
Freddie Mac, 2532 PD
  5.500%, due 06/15/26                                            90,000             93,137
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                            17,926             18,488
  5.500%, due 09/01/17                                            39,118             40,574
  5.500%, due 01/01/18                                            68,993             71,561
  5.500%, due 04/01/18                                            62,401             64,739
  6.000%, due 12/01/17                                            81,690             85,681
  6.000%, due 10/01/29                                            19,111             19,793
  6.000%, due 03/01/32                                            14,714             15,212
  6.500%, due 02/01/29                                            60,217             63,082
  6.500%, due 04/01/29                                            58,733             61,527
  6.500%, due 11/01/32                                           121,234            127,001
Federal National Mortgage Association
  3.962%, due 05/01/33 (c)                                       131,910            135,317
  4.474%, due 06/01/33 (c)                                       131,882            133,999
  5.027%, due 02/01/33 (c)                                        69,184             73,576
  5.500%, due 01/01/18                                           261,400            271,184
  5.500%, due 02/01/18                                           114,513            118,800
  5.500%, due 12/01/17                                            34,012             35,285
  6.000%, due 03/01/29                                            34,786             35,974
  6.000%, due 06/01/23                                             8,573              8,909
  6.000%, due 06/01/33                                            32,414             33,521
  6.000%, due 07/01/17                                           111,695            117,238
  6.000%, due 07/01/33                                            82,576             85,397
  6.000%, due 11/01/32                                            95,674             98,942
  6.500%, due 03/01/17                                           166,938            177,044
  6.500%, due 04/01/17                                           142,965            151,620
  6.500%, due 04/01/29                                           100,002            104,600
  6.500%, due 05/01/30                                            43,087             45,068
  6.500%, due 08/01/29                                            49,796             52,110
  6.500%, due 08/01/32                                            67,209             70,299
  6.500%, due 09/01/32                                            49,954             52,251
  6.500%, due 11/01/31                                            40,669             42,539
  7.000%, due 05/01/33                                           114,576            121,321
  7.000%, due 11/01/32                                            72,814             77,101
  7.500%, due 02/01/33                                            99,941            106,832
  7.500%, due 05/01/31                                            30,619             32,718
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A (c)
  4.972%, due 08/25/42                                            41,796             43,716
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                            70,683             77,177

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                   $         5,014   $          5,491
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                            84,415             92,171
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                            56,631             61,108
Federal National Mortgage Association,
  93-73, Class ZA
  7.500%, due 10/25/22                                             1,066              1,064
Freddie Mac
  5.125%, due 07/15/12                                           105,000            109,676
  5.875%, due 03/21/11                                            45,000             48,777
Government National Mortgage Association
  4.000%, due 10/20/29                                            43,978             44,935
  6.000%, due 11/20/28                                            18,821             19,477
  6.000%, due 02/20/29                                            40,380             41,788
  6.000%, due 07/15/29                                            34,756             36,153
  6.500%, due 10/15/28                                            39,027             41,147
  6.500%, due 04/15/31                                           105,255            110,972
  7.000%, due 04/15/26                                            28,290             30,148
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                            74,540             81,071
Impac Secured Assets Common Owner Trust,
  01-3, Class A2 (c)
  7.250%, due 04/25/31                                             7,495              7,878
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++
  1.000%, due 08/25/28                                         1,710,701             28,668
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                             7,621              7,703
                                                                           ----------------
                                                                                  4,942,809
                                                                           ----------------
U.S. GOVERNMENT OBLIGATIONS -- 5.19%
U.S. Treasury Bonds
  6.250%, due 05/15/30                                           395,000            455,824
  6.875%, due 08/15/25                                           240,000            293,597
  8.000%, due 11/15/21                                           155,000            209,335
U.S. Treasury Notes
  1.500%, due 07/31/05                                            35,000             34,972
  1.875%, due 11/30/05                                           150,000            150,281
  2.000%, due 08/31/05                                           340,000            342,191
  3.250%, due 08/15/08                                            75,000             75,457
  4.250%, due 08/15/13                                           295,000            295,369
  4.750%, due 11/15/08                                           175,000            187,346
                                                                           ----------------
                                                                                  2,044,372
                                                                           ----------------
Total U.S. Bonds                                                                 10,532,448
                                                                           ----------------
INTERNATIONAL BONDS -- 0.63%
SOVEREIGN/SUPRANATIONAL BONDS -- 0.07%
Pemex Project Funding Master Trust
8.000%, due 11/15/11                                              25,000             27,938
                                                                           ----------------
INTERNATIONAL CORPORATE BONDS -- 0.56%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                             5,000              5,620
Canadian National Railway Co.
  6.900%, due 07/15/28                                   $         5,000   $          5,587
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                             5,000              6,387
European Investment Bank
  4.875%, due 09/06/06                                            25,000             26,547
France Telecom S.A
  8.500%, due 03/01/31                                             5,000              6,643
HSBC Holdings PLC
  5.250%, due 12/12/12                                             5,000              5,120
Inter-American Development Bank
  5.750%, due 02/26/08                                            30,000             32,942
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                            35,000             36,916
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                            25,000             23,847
Royal Bank of Scotland
  9.118%, due 03/31/10                                             5,000              6,245
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                            10,000             10,020
Telus Corp.
  8.000%, due 06/01/11                                            10,000             11,693
United Mexican States
  8.125%, due 12/30/19                                            40,000             44,700
                                                                           ----------------
                                                                                    222,267
                                                                           ----------------
Total International Bonds                                                           250,205
                                                                           ----------------
Total Bonds (Cost $10,589,467)                                                   10,782,653
                                                                           ----------------

                                                             SHARES
                                                         ---------------
INVESTMENT COMPANIES -- 10.65%
UBS High Yield Relationship Fund                                 111,680          1,854,603
UBS U.S. Small Cap Equity
  Relationship Fund                                               70,894          2,339,013
                                                                           ----------------
Total Investment Companies
  (Cost $4,000,000)                                                               4,193,616
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 7.70%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $3,031,135)                                            3,031,135          3,031,135
                                                                           ----------------
Total Investments
  (Cost $35,423,576) -- 100.32% (a)                                              39,516,157

Liabilities, in excess of cash and
  other assets -- (0.32)%                                                          (125,767)
                                                                           ----------------
Total Net Assets -- 100%                                                   $     39,390,390
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $35,423,576; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                      $  4,300,048
            Gross unrealized depreciation                                          (207,467)
                                                                               ------------
                     Net unrealized appreciation                               $  4,092,581
                                                                               ============

(b)  Non-income producing security
(c) Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
(d)  Security is in default.
(e) Security is illiquid. These securities amounted to $7,478 or 0.02% of net assets.
++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

%    Represents a percentage of net assets
E.E.T.C.:  Enhanced Equipment Trust Certificate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $245,788 or 0.62% of net assets.

FUTURES CONTRACTS
UBS U.S. Allocation Fund had the following open futures contracts as of December 31, 2003:

                                                                       EXPIRATION                      CURRENT       UNREALIZED
                                                                          DATE           COST           VALUE           GAIN
                                                                       ----------    ------------    ------------    ----------
INDEX FUTURES BUY CONTRACTS:
Standard & Poor's 500, 5 contracts                                      March-04     $  1,335,848    $  1,388,250    $   52,402
                                                                                                                     ==========

The aggregate cash collateral pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $125,000.

                 See accompanying notes to financial statements

UBS U.S. EQUITY FUND

Over the six months ended December 31, 2003, Class Y shares of UBS U.S. Equity Fund returned 15.47%, trailing the 15.63% return of the Fund's benchmark, the Russell 1000 Index (the "Index"). Over the longer term, the Fund's Class Y shares have provided an annualized return of 11.10% since inception on February 22, 1994. This compares to the 11.04% return of the Index over the same period. (Returns for all share classes over various time periods are shown on page 50. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

In general, Fund performance benefited from industry- and stock-specific positions. However, the Fund's modest underperformance relative to the Index is largely the result of an underweight to technology hardware, and, specifically, to semiconductor stocks. In a market environment where more speculative stocks were the performance leaders, semiconductor stocks ultimately produced some of the strongest returns over the period. Our careful analysis led us to determine that the level at which these stocks were trading was not supported by the underlying fundamentals, so we avoided them. Nonetheless, we believe that the effectiveness of our price to intrinsic value approach is underscored by the fact that in this type of environment, the Fund was able to perform so closely in line with the benchmark.

SIX-MONTH MARKET REVIEW

The US equity market posted strong returns for the six months ended December 31, 2003. Despite some concerns in the third quarter of the year regarding the weakening US dollar and stubbornly high energy prices, the Russell 1000 Index finished the reporting period up 15.63%.

Buoyed by the combination of a quick resolution to major combat in Iraq, historically low interest rates, significant federal tax cuts and improving corporate profits, investors became more willing to assume risk in 2003. Virtually every sector of the equity market benefited, but the more speculative issues--that is, low-cost, low-quality stocks--led the rally. In fact, stocks whose prices fell so conspicuously in recent years, including those in the Internet services, semiconductor and communications technology sectors, were the top performers during the review period. Many of these stocks were selling at extremely low prices, which appealed to newly risk-tolerant investors interested in making quick profits in a rapidly recovering market.

Looking at the six-month period as a whole, small-cap stocks were the best performing segment of the market, outpacing both mid- and large-cap stocks. From June 30, 2003 through December 31, 2003, the Russell 2000 Index (a general measure of small-cap stock performance) increased 24.92%. Over the same timeframe, the Russell Midcap Index (mid-cap stocks) returned 15.47%, while the Russell 1000 Index (large-cap stocks) gained 12.34%. The technology-laden Nasdaq Composite Index climbed 23.45%, a return that is indicative of the strong performance more speculative stocks generated over the six-month period. In terms of style, value and growth stocks generated similar results, posting returns of 16.55% and 14.73%, respectively, as measured by the Russell 1000 Value and Russell 1000 Growth Indexes.

FOCUS ON INTRINSIC VALUE MAINTAINED PORTFOLIO INTEGRITY

Our disciplined investment approach focuses on price to intrinsic value. Through fundamental research, we seek to identify companies that are selling for less than their true, or intrinsic, value.

As a whole, we believe the US equity market was within fair valuation range for much of the reporting period. Our in-depth research did, however, identify opportunities on both an industry and a stock-specific level. In particular, the Fund's performance was supported over the last six months by overweightings to healthcare and financials relative to the Index.

Within healthcare, the portfolio saw particular strength from its holdings in pharmaceuticals, including generic and branded drug companies. Regulatory issues, Medicare reform and company-specific scandals had led to a precipitous decline in the prices of healthcare stocks. Our in-depth research and analysis revealed, however, that the industry is solid, supported by an aging population, ongoing research and development, and proprietary products. Using our disciplined selection criteria, we identified attractive companies that were selling at less than their intrinsic value, including portfolio holdings Wyeth and United Health Group. We also initiated a position in Quest Diagnostics at the end of the period, to gain exposure to the clinical laboratory services market. We believe this market has attractive fundamentals, given the improving pricing trends of the last five years, relatively stable market growth and room for further margin expansion.

In financial services, select bank holdings--notably Citigroup and Freddie Mac--benefited Fund performance. Research revealed that, although Freddie Mac stock suffered after high-level resignations, earnings restatements and the threat of increased regulatory oversight, the core earnings/profitability characteristics of the company were sound, and the stock was selling for less than its intrinsic value. This proved to be the case, as evidenced by the sharp rise of Freddie Mac's stock price during the reporting period.

Conversely, Fund performance was hindered during the reporting period by underweights to some of the industries that eventually were the market leaders over the period--specifically, technology services and technology hardware. Our analysis determined that the underlying fundamentals of many of these stocks did not support the price run-ups we were seeing; we believe positive earnings and cash flow must eventually support share prices, something many of these companies will not, in our opinion, be able to sustain.

For example, we avoided stocks in technology hardware--more specifically, the semiconductor market. While the underlying fundamentals have improved, we believe that investor enthusiasm has driven these stock prices up too far, too fast. The market seems to be factoring in expected growth rates well above what these companies have historically been able to achieve, and we are doubtful that these expectations will be met. Although the positions we had in technology hardware contributed to performance on an absolute basis, our underweight hurt performance on a relative basis. Likewise, our research revealed less long-term potential than that perceived by the market in many of the new biotechnology firms and commodity geriatric drug producers. Companies in these industries made some well-publicized gains, but their stock prices far exceeded levels supported by our valuation analysis.

On a stock level, names such as Nextel and Sicor were significant positive contributors. Alternately, there are, over any calendar year, names that hurt performance. Among the underperformers during the period were names like Newell Rubbermaid, which we no longer own.

LOOKING AHEAD

We will continue to employ our disciplined investment strategy that centers on price to intrinsic value. Given the market's very strong advance during the fiscal year, we believe 2004 may offer fewer valuation opportunities. We continue to see opportunities in the financials sector--and particularly in banking--as well as in the healthcare space. We believe technology, on the other hand, continues to look expensive, with price appreciation during the past year preceding a recovery in profits that is currently underway. We remain committed to our investment process in this environment, seeking companies that we believe can consistently outpace the Index while seeking to minimize portfolio risk.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR     3 YEARS   5 YEARS   INCEPTION*
                                                      ENDED     ENDED      ENDED     ENDED        TO
                                                    12/31/03  12/31/03   12/31/03  12/31/03    12/31/03
---------------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class A                        15.47%    30.07%      3.18%     1.61%      4.89%
UBS U.S. Equity Fund Class B                        15.11     29.13        N/A       N/A       6.37
UBS U.S. Equity Fund Class C                        15.12     29.14        N/A       N/A       5.04
UBS U.S. Equity Fund Class Y                        15.74     30.47       3.51      1.90      11.10
UBS U.S. Equity Fund Class A**                       9.14     22.96       1.25      0.47       3.98
UBS U.S. Equity Fund Class B**                      10.11     24.13        N/A       N/A       5.06
UBS U.S. Equity Fund Class C**                      14.12     28.14        N/A       N/A       5.04
Wilshire 5000 Equity Index                          16.59     31.64      -2.48      0.42      10.58
Russell 1000 Index***                               15.63     29.89      -3.78     -0.13      11.04

* INCEPTION DATE OF UBS U.S. EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX, IS 2/22/94.

**   RETURNS INCLUDE SALES CHARGES.

*** AS OF OCTOBER 31, 2003, THE FUND'S BENCHMARK INDEX CHANGED FROM THE WILSHIRE 5000 EQUITY INDEX TO THE RUSSELL 1000 INDEX IN ORDER TO ALIGN THE FUND WITH AN INDEX MORE REFLECTIVE OF ITS INVESTMENT PRACTICES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                           PERCENTAGE OF
                                            NET ASSETS
--------------------------------------------------------
Nextel Communications, Inc., Class A            4.5%
Citigroup, Inc.                                 4.0
Wells Fargo & Co.                               3.3
Microsoft Corp.                                 3.0
Burlington Northern Santa Fe Corp.              2.8
Wyeth                                           2.8
UnitedHealth Group, Inc.                        2.6
Morgan Stanley                                  2.5
ExxonMobil Corp.                                2.4
Freddie Mac                                     2.4
--------------------------------------------------------
Total                                          30.3%

                 UBS U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              SHARES            VALUE
                                                         ---------------   ----------------
U.S. EQUITIES -- 96.69%
AEROSPACE & DEFENSE -- 0.66%
United Technologies Corp.                                          9,300   $        881,361
                                                                           ----------------
AIRLINES -- 0.42%
Delta Air Lines, Inc.                                             47,300            558,613
                                                                           ----------------
AUTOS/DURABLES -- 0.91%
Johnson Controls, Inc.                                            10,400          1,207,648
                                                                           ----------------
BANKS -- 6.40%
FleetBoston Financial Corp.                                       14,955            652,786
GreenPoint Financial Corp.                                        64,000          2,260,480
PNC Financial Services Group                                      23,300          1,275,209
Wells Fargo & Co.                                                 73,500          4,328,415
                                                                           ----------------
                                                                                  8,516,890
                                                                           ----------------
BIOMEDICAL -- 1.24%
Genzyme Corp. (b)                                                 33,500          1,652,890
                                                                           ----------------
BROADCASTING & PUBLISHING -- 1.82%
Gannett Co., Inc.                                                 11,700          1,043,172
McGraw-Hill Cos., Inc. (The)                                      19,700          1,377,424
                                                                           ----------------
                                                                                  2,420,596
                                                                           ----------------
BUSINESS & PUBLIC SERVICE -- 0.40%
Interpublic Group of Cos., Inc. (b)                               34,300            535,080
                                                                           ----------------
CAPITAL GOODS -- 3.41%
Illinois Tool Works, Inc.                                         37,500          3,146,625
Pentair, Inc.                                                     30,400          1,389,280
                                                                           ----------------
                                                                                  4,535,905
                                                                           ----------------
CHEMICALS -- 0.57%
Eastman Chemical Co.                                              19,050            753,047
                                                                           ----------------
COMPUTER SOFTWARE -- 3.05%
Microsoft Corp.                                                  147,200          4,053,888
                                                                           ----------------
COMPUTER SYSTEMS -- 1.17%
Dell, Inc. (b)                                                    23,600            801,456
Hewlett-Packard Co.                                               32,588            748,546
                                                                           ----------------
                                                                                  1,550,002
                                                                           ----------------
CONSTRUCTION -- 1.44%
Martin Marietta Materials, Inc.                                   40,807          1,916,705
                                                                           ----------------
CONSUMER -- 1.40%
Kimberly-Clark Corp.                                              31,550          1,864,289
                                                                           ----------------
ELECTRIC COMPONENTS -- 1.37%
Linear Technology Corp.                                           43,300          1,821,631
                                                                           ----------------
ELECTRONICS -- 0.45%
TXU Corp.                                                         25,000            593,000
                                                                           ----------------
ENERGY -- 9.63%
American Electric Power Co., Inc.                                  9,300            283,743
Anadarko Petroleum Corp.                                          10,300            525,403
ConocoPhillips                                                    30,182          1,979,034
Exelon Corp.                                                      38,700          2,568,132
ExxonMobil Corp.                                                  79,300          3,251,300
FirstEnergy Corp.                                                 53,945          1,898,864
Kerr-McGee Corp.                                                  10,600            492,794
Progress Energy, Inc.                                             14,600            660,796
Sempra Energy                                                     38,000   $      1,142,280
                                                                           ----------------
                                                                                 12,802,346
                                                                           ----------------
FINANCIAL SERVICES -- 16.04%
American International Group, Inc.                                30,559          2,025,450
Citigroup, Inc.                                                  109,061          5,293,804
Freddie Mac                                                       54,000          3,149,280
Hartford Financial Services Group, Inc. (The)                     21,700          1,280,951
J.P. Morgan Chase & Co.                                           85,700          3,147,761
Mellon Financial Corp.                                            73,000          2,344,030
Morgan Stanley                                                    56,600          3,275,442
XL Capital Ltd.                                                   10,500            814,275
                                                                           ----------------
                                                                                 21,330,993
                                                                           ----------------
HEALTH: DRUGS -- 11.09%
Allergan, Inc.                                                    39,200          3,010,952
Bristol-Myers Squibb Co.                                          95,100          2,719,860
Cephalon, Inc. (b)                                                25,200          1,219,932
Mylan Labs, Inc.                                                 107,350          2,711,661
SICOR, Inc. (b)                                                   50,000          1,360,000
Wyeth                                                             87,900          3,731,355
                                                                           ----------------
                                                                                 14,753,760
                                                                           ----------------
HEALTH: NON-DRUGS -- 7.32%
Aflac, Inc.                                                       18,900            683,802
Anthem, Inc. (b)                                                  24,400          1,830,000
Baxter International, Inc.                                        28,600            872,872
Biomet, Inc.                                                      17,400            633,534
Johnson & Johnson                                                 31,144          1,608,899
Quest Diagnostics, Inc. (b)                                        9,500            694,545
UnitedHealth Group, Inc.                                          58,500          3,403,530
                                                                           ----------------
                                                                                  9,727,182
                                                                           ----------------
HEALTHCARE -- 0.86%
Cardinal Health, Inc.                                             18,800          1,149,808
                                                                           ----------------
HOUSING/PAPER -- 1.01%
American Standard Companies, Inc. (b)                             13,300          1,339,310
                                                                           ----------------
INDUSTRIAL COMPONENTS -- 2.00%
Ingersoll-Rand Co., Class A                                       39,100          2,654,108
                                                                           ----------------
MEDIA AND ENTERTAINMENT -- 1.36%
Viacom, Inc., Class B (b)                                         22,700          1,007,426
Westwood One, Inc. (b)                                            23,600            807,356
                                                                           ----------------
                                                                                  1,814,782
                                                                           ----------------
METALS NON-FERROUS -- 2.22%
Masco Corp.                                                      107,600          2,949,316
                                                                           ----------------
MULTI-INDUSTRY -- 2.01%
Time Warner, Inc. (b)                                             99,900          1,797,201
Willis Group Holdings, Ltd.                                       25,700            875,599
                                                                           ----------------
                                                                                  2,672,800
                                                                           ----------------
RETAIL/APPAREL -- 3.51%
Costco Wholesale Corp. (b)                                        58,500          2,175,030
Kohl's Corp. (b)                                                  25,600          1,150,464
Newell Rubbermaid, Inc.                                           18,300            416,691
TJX Companies, Inc.                                               42,100            928,305
                                                                           ----------------
                                                                                  4,670,490
                                                                           ----------------

                                                              SHARES            VALUE
                                                         ---------------   ----------------
SERVICES/MISCELLANEOUS -- 4.51%
First Data Corp.                                                  34,660   $      1,424,179
MeadWestvaco Corp.                                                29,000            862,750
Omnicom Group                                                     33,800          2,951,754
Viad Corp.                                                        30,250            756,250
                                                                           ----------------
                                                                                  5,994,933
                                                                           ----------------
TECHNOLOGY -- 0.02%
Mettler Toledo, Inc. (b)                                             700             29,547
                                                                           ----------------
TELECOMMUNICATIONS-SERVICES -- 5.41%
Nextel Communications, Inc., Class A (b)                         212,300          5,957,138
SBC Communications, Inc.                                          47,300          1,233,111
                                                                           ----------------
                                                                                  7,190,249
                                                                           ----------------
TRANSPORTATION -- 4.02%
Boeing Co. (The)                                                  38,100          1,605,534
Burlington Northern Santa Fe Corp.                               115,700          3,742,895
                                                                           ----------------
                                                                                  5,348,429
                                                                           ----------------
UTILITIES -- 0.97%
CMS Energy Corp. (b)                                              51,350            437,502
Dominion Resources, Inc.                                          13,300            848,939
                                                                           ----------------
                                                                                  1,286,441
                                                                           ----------------
Total U.S. Equities (Cost $97,756,941)                                          128,576,039
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 3.20%
OTHER -- 2.67%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $3,553,964)                                            3,553,964          3,553,964
                                                                           ----------------

                                                              FACE
                                                             AMOUNT
                                                         ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.53%
U.S. Treasury Bill, yield of 0.82%,
  due 02/05/04 (c)
  (Cost $699,338)                                        $       700,000            699,417
                                                                           ----------------
Total Short-Term Investments
  (Cost $4,253,302)                                                               4,253,381
                                                                           ----------------
Total Investments
  (Cost $102,010,243) -- 99.89% (a)                                             132,829,420

Cash and other assets,
  less liabilities -- 0.11%                                                         146,250
                                                                           ----------------
Total Net Assets -- 100%                                                   $    132,975,670
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $102,010,243; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $     32,629,418
            Gross unrealized depreciation                                        (1,810,241)
                                                                           ---------------
                     Net unrealized appreciation                           $     30,819,177
                                                                           ===============

(b)  Non-income producing
(c) This security was pledged to cover margin requirements for futures contracts.

%    Represents a percentage of net assets

FUTURES CONTRACTS
UBS U.S. Equity Fund had the following open futures contracts as of December 31, 2003:

                                                                       EXPIRATION                  CURRENT     UNREALIZED
                                                                          DATE         COST         VALUE         GAIN
                                                                       ----------  ------------  ------------  ----------
INDEX FUTURES BUY CONTRACTS
Standard & Poor's 500, 13 contracts                                     March-04   $  3,485,554  $  3,609,450  $  123,896
                                                                                                               ==========

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $699,417.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP GROWTH FUND

Over the six months ended December 31, 2003, Class Y shares of UBS U.S. Large Cap Growth Fund returned 15.72%, outperforming the 14.73% return of its benchmark, the Russell 1000 Growth Index (the "Index"). Since the Fund's inception on October 14, 1997 to December 31, 2003, its Class Y shares have declined 0.17% on an annualized basis, compared to the Index's annualized return of 0.88%. (Returns for all share classes over various time periods are shown on page 57. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's outperformance of the Index over the reporting period is primarily due to security selection, and particularly the strong performance of specific holdings that possessed above-average volatility. Positive results also came from some key sector positions.

SIX-MONTH MARKET REVIEW

The US equity market posted strong returns for the six months ended December 31, 2003. Despite some concerns in the third quarter of the year regarding the weakening US dollar and stubbornly high energy prices, the Russell 3000 Index (a general measure of equity market performance) finished the reporting period up 16.28%.

Buoyed by the combination of a quick resolution to the war in Iraq, historically low interest rates, significant federal tax cuts and improving corporate profits, investors became more willing to assume risk in 2003. Virtually every sector of the equity market benefited, but the more speculative issues--that is, low-price, low-quality stocks--led the rally. In fact, stocks whose prices fell so conspicuously in recent years, including those in the internet services, semiconductor and communications technology sectors, were the top performers during the period. Many of these stocks were selling at extremely low prices, which appealed to newly risk-tolerant investors interested in making quick profits in a rapidly recovering market.

Looking at the six months as a whole, small-cap stocks were the best-performing segment of the market, outpacing both mid- and large-cap stocks, as evidenced by the 24.92% return of the Russell 2000 Index (a general measure of small-cap stock performance). Over the same timeframe, the Russell Midcap Index (mid-cap stocks) returned 15.47%, while the Russell 1000 Index (large-cap stocks) gained 12.34%. The technology-laden Nasdaq Composite Index climbed 23.45%, a return that is indicative of the strong performance more speculative stocks generated over the six-month period. In terms of style, value and growth stocks generated similar results, posting returns of 16.55% and 14.73%, respectively, as measured by the Russell 1000 Value and Russell 1000 Growth Indexes.

SECURITY SELECTION ADDED VALUE DURING THE PERIOD

Over the six-month period, our investment strategy--whereby we rely on rigorous analysis and a disciplined screening process to identify high-quality growth companies that offer the potential for superior results over the long term--helped us to uncover a number of compelling investment opportunities that positioned the Fund to participate in the economic recovery. This research resulted in overweights in brokerage stocks, consumer discretionary, energy companies and biotech.

In addition, the Fund aggressively invested in Internet companies, such as Ebay and Amazon. We originally purchased these shares in mid-2002. We felt the market underappreciated the unique franchises and the strength of these companies' business models. These positions generated strong performance as the companies sharply beat consensus forecasts throughout 2003.

In technology, we held positions in several depressed companies, including Qualcomm and Analog Devices, which benefited from the worldwide economic rebound and the secular adoption of mobile electronics. Also within technology, our position in Symantec benefited from the increased demand for computer security products that resulted from major global virus attacks. However, we note that the magnitude of last year's technology sector rebound was surprising, and rewarded companies of lesser quality more generously than the high-quality, larger companies typically held by the Fund.

Within the healthcare sector, an emphasis on mid-capitalization companies over larger pharmaceutical companies generated strong results. For example, we invested in Forest Labs because we expected its revenues to be aided by an aging population, regulatory reform and our nonconsensus view that the potential impact of its new Alzheimer's drug was underestimated. Other key positive results were generated by positions in wireless telecommunications (Nextel Communications), Internet advertising (Yahoo) and medical technology (Zimmer, Guidant and Varian Medical). Overall, our security selection was quite strong during the period.

On the negative side, our results were penalized by our risk factor mix, as well as by industry factors. We had a risk profile that was slightly higher than the market, which modestlyhurt performance. On a stock-specific level, two individual names that detracted from performance were Autozone and Interactive, both consumer discretionary companies.

LOOKING AHEAD

Throughout the last eighteen months, every other quarter has been a positive one for growth stocks, and slightly positive overall. As the economy begins to lose some of its dramatic thrust, we believe it is likely that sustainable growth will become a more desirable investment characteristic from both a fundamental and relative valuation point of view. We expect that we will need to place more emphasis on visibility and sustainability, and less on magnitude of earnings change.

As always, we remain committed to our investment process, seeking companies that we believe have the potential to consistently generate strong returns through a variety of cycles, while minimizing portfolio risk.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR     3 YEARS   5 YEARS  INCEPTION*
                                                      ENDED     ENDED      ENDED     ENDED       TO
                                                    12/31/03  12/31/03   12/31/03  12/31/03   12/31/03
-------------------------------------------------------------------------------------------- ----------
UBS U.S. Large Cap Growth Fund Class A                 15.49%    29.47%    -10.86%    -4.75%      -4.75%
UBS U.S. Large Cap Growth Fund Class B                 15.19     28.62        N/A       N/A       -3.24
UBS U.S. Large Cap Growth Fund Class C                 15.03     28.44        N/A       N/A       -5.16
UBS U.S. Large Cap Growth Fund Class Y                 15.72     29.71     -10.57     -4.45       -0.17
UBS U.S. Large Cap Growth Fund Class A**                9.17     22.39     -12.52     -5.83       -5.83
UBS U.S. Large Cap Growth Fund Class B**               10.19     23.62        N/A       N/A       -4.59
UBS U.S. Large Cap Growth Fund Class C**               14.03     27.44        N/A       N/A       -5.16
Russell 1000 Growth Index                              14.73     29.75      -9.36     -5.11        0.88

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX, IS 10/14/97.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                          PERCENTAGE OF
                                           NET ASSETS
-------------------------------------------------------
Microsoft Corp.                                3.5%
General Electric Co.                           3.4
Cisco Systems, Inc.                            2.9
Forest Laboratories, Inc.                      2.8
Pfizer, Inc.                                   2.8
Intel Corp.                                    2.7
Amgen, Inc.                                    2.6
Guidant Corp.                                  2.5
Citigroup, Inc.                                2.4
Nextel Communications, Inc., Class A           2.2
-------------------------------------------------------
Total                                         27.8%

UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              SHARES            VALUE
                                                         ---------------   ----------------
U.S. EQUITIES -- 96.87%
AEROSPACE & DEFENSE -- 1.03%
United Technologies Corp.                                            600   $         56,862
                                                                           ----------------
AUTOS/DURABLES -- 2.28%
Autozone, Inc. (b)                                                 1,200            102,252
Johnson Controls, Inc.                                               200             23,224
                                                                           ----------------
                                                                                    125,476
                                                                           ----------------
BIOMEDICAL -- 2.60%
Amgen, Inc. (b)                                                    2,316            143,129
                                                                           ----------------
COMMERCIAL SERVICES -- 1.29%
Accenture Ltd., Class A (b)                                        2,700             71,064
                                                                           ----------------
COMPUTER SOFTWARE -- 5.31%
Adobe Systems, Inc.                                                1,300             51,090
Microsoft Corp.                                                    7,000            192,780
Oracle Corp. (b)                                                   3,650             48,180
                                                                           ----------------
                                                                                    292,050
                                                                           ----------------
COMPUTER SYSTEMS -- 8.50%
Cisco Systems, Inc. (b)                                            6,600            160,314
Dell, Inc. (b)                                                     3,600            122,256
EMC Corp. (b)                                                      8,600            111,112
International Business Machines Corp.                                800             74,144
                                                                           ----------------
                                                                                    467,826
                                                                           ----------------
CONSUMER -- 1.71%
H & R Block, Inc.                                                  1,700             94,129
                                                                           ----------------
ELECTRIC COMPONENTS -- 6.15%
Intel Corp.                                                        4,650            149,730
Linear Technology Corp.                                            1,400             58,898
Novellus Systems, Inc. (b)                                         1,150             48,357
Xilinx, Inc. (b)                                                   2,100             81,354
                                                                           ----------------
                                                                                    338,339
                                                                           ----------------
ENERGY -- 4.03%
Anadarko Petroleum Corp.                                             800             40,808
XTO Energy                                                         2,500             70,750
Devon Energy Corp.                                                   700             40,082
GlobalSantaFe Corp.                                                1,500             37,245
Schlumberger Ltd.                                                    600             32,832
                                                                           ----------------
                                                                                    221,717
                                                                           ----------------
FINANCIAL SERVICES -- 9.69%
Citigroup, Inc.                                                    2,683            130,233
Fannie Mae                                                           900             67,554
Goldman Sachs Group                                                1,100            108,603
Moody's Corp.                                                      1,400             84,770
Morgan Stanley                                                     1,350             78,124
SLM Corp.                                                          1,700             64,056
                                                                           ----------------
                                                                                    533,340
                                                                           ----------------
GOLD MINING -- 0.97%
Newmont Mining Corp.                                               1,100             53,471
                                                                           ----------------
HEALTH: DRUGS -- 8.74%
Allergan, Inc.                                                       650             49,927
Forest Laboratories, Inc. (b)                                      2,500            154,500
Mylan Labs, Inc.                                                   2,000             50,520
Pfizer, Inc.                                                       4,350            153,685
Wyeth                                                              1,700   $         72,165
                                                                           ----------------
                                                                                    480,797
                                                                           ----------------
HEALTH: NON-DRUGS -- 9.62%
Anthem, Inc. (b)                                                     300             22,500
Guidant Corp.                                                      2,300            138,460
UnitedHealth Group, Inc.                                           2,100            122,178
Varian Medical Systems, Inc. (b)                                   1,400             96,740
WellPoint Health Networks (b)                                        600             58,194
Zimmer Holdings, Inc. (b)                                          1,300             91,520
                                                                           ----------------
                                                                                    529,592
                                                                           ----------------
INTERNET SERVICES -- 3.70%
Symantec Corp. (b)                                                 3,000            103,950
Yahoo!, Inc. (b)                                                   2,200             99,374
                                                                           ----------------
                                                                                    203,324
                                                                           ----------------
INVESTMENT COMPANIES -- 3.74%
iShares Russell 1000 Growth Index Fund                             4,400            205,920
                                                                           ----------------
METALS-NON-FERROUS -- 0.61%
Freeport-McMoran Copper & Gold, Inc.                                 800             33,704
                                                                           ----------------
MULTI-INDUSTRY -- 7.21%
General Electric Co.                                               6,000            185,880
Proctor & Gamble Co.                                                 500             49,940
Time Warner, Inc. (b)                                              5,550             99,844
Willis Group Holdings, Ltd.                                        1,800             61,326
                                                                           ----------------
                                                                                    396,990
                                                                           ----------------
RESEARCH & DEVELOPMENT -- 1.36%
Genentech, Inc. (b)                                                  800             74,856
                                                                           ----------------
RETAIL/APPAREL -- 4.07%
Abercrombie & Fitch Co. (b)                                        1,700             42,007
Coach, Inc. (b)                                                    1,800             67,950
Ross Stores, Inc.                                                  3,400             89,862
Wal-Mart Stores, Inc.                                                450             23,873
                                                                           ----------------
                                                                                    223,692
                                                                           ----------------
SERVICES/MISCELLANEOUS -- 4.85%
Amazon.com, Inc. (b)                                               1,700             89,488
eBay, Inc. (b)                                                     1,800            116,262
Manpower, Inc.                                                     1,300             61,204
                                                                           ----------------
                                                                                    266,954
                                                                           ----------------
TECHNOLOGY -- 1.41%
Analog Devices, Inc. (b)                                           1,700             77,605
                                                                           ----------------
TELECOMMUNICATIONS EQUIPMENT -- 0.98%
QUALCOMM, Inc.                                                     1,000             53,930
                                                                           ----------------
TELECOMMUNICATIONS- SERVICES -- 5.43%
AT&T Wireless Services, Inc. (b)                                   9,800             78,302
Echostar Communications Corp.,
  Class A (b)                                                      2,850             96,900
Nextel Communications, Inc.,
  Class A (b)                                                      4,400            123,464
                                                                           ----------------
                                                                                    298,666
                                                                           ----------------
THERAPEUTICS -- 1.59%
Gilead Sciences, Inc. (b)                                          1,500             87,210
                                                                           ----------------
Total U.S. Equities (Cost $4,621,632)                                             5,330,643
                                                                           ----------------

                                                             SHARES             VALUE
                                                         ---------------   ----------------
SHORT-TERM INVESTMENTS -- 3.37%
UBS Supplementary Trust
  U.S. Cash Management
  Prime Fund, yield of 1.23%
  (Cost $185,577)                                                185,577   $        185,577
                                                                           ----------------
Total Investments
  (Cost $4,807,209) -- 100.24% (a)                                                5,516,220
Liabilities, in excess of cash and
  other assets -- (0.24)%                                                           (13,045)
                                                                           ----------------
Total Net Assets -- 100%                                                   $      5,503,175
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $4,807,209; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $        814,271
            Gross unrealized depreciation                                          (105,260)
                                                                           ----------------
                     Net unrealized appreciation                           $        709,011
                                                                           ================

(b)  Non-income producing security

%    Represents a percentage of net assets

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP GROWTH FUND

Over the six months ended December 31, 2003, Class Y shares of UBS U.S. Small Cap Growth Fund returned 25.07%, outperforming the 24.48% return of the Russell 2000 Growth Index (the "Index"). Since the Fund's inception on September 30, 1997 through December 31, 2003, the Fund's Class Y shares generated an average annual return of 8.02%--far exceeding the 0.49% decline posted by the Index on an annualized basis over the same timeframe. (Returns for all share classes over various time periods are shown on page 63. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's outperformance of the Index during the review period is attributable to strong stock selection, particularly in the consumer discretionary, financials and industrials sectors.

SIX-MONTH MARKET REVIEW
When the reporting period began, it was apparent that the long-awaited economic recovery had arrived. Spurred by fiscal stimulus measures (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years, economic growth spiked sharply. The market was deluged with improving economic statistics, and investors, buoyed by this tangible proof, enthusiastically returned to the stock market.

Virtually every corner of the equity market saw price improvements during the period. Not surprisingly, however, the past year witnessed a sharp recovery in the market segments that had been hit hardest in the prior three years. Of these segments, small caps were the performance leaders.

Within the small cap universe, investors gravitated to the most speculative stocks, including those in the information technology and telecommunications sectors. More conservative sectors, such as consumer staples and financials, reported comparatively modest gains. Nonetheless, despite investors' clear preference for more aggressive stocks, there was no strong style bias over the period: small cap value stocks slightly outperformed small cap growth stocks, returning 25.36% and 24.48%, as measured by the Russell 2000 Value and Growth Indexes respectively, over the period.

HIGHER-QUALITY ORIENTATION KEPT FOCUS ON LONG-TERM PERFORMANCE
UBS U.S. Small Cap Growth Fund is committed to a research-based investment process that seeks to identify small cap companies with excellent management, strong balance sheets, and above-average sales and earnings growth prospects. We believe our process helps us to maintain a long-term perspective and to minimize the risks inherent in small-cap investing.

For most of the period, this high-quality orientation was contrary to the market trend. As we have already noted, investors favored more speculative small cap stocks, paying little attention to underlying business fundamentals. Nonetheless, our research process helped us to identify attractive stock opportunities across sectors, which ultimately led to the Fund's outperformance of the Index. Notably, we achieved strong results from stock selection in consumer discretionary--positions included Chico's FAS and American Axle--and financials, which included UCBH Holdings and Ventas. Stock selection in industrials also generated strong results, with noteworthy examples being Career Education and Engineered Support Systems.

On a sector level, the Fund's weightings were largely in line with the Index, with no sector over- or underweighted over the period by more than 3.0%. The Fund's underweight in consumer discretionary was a mild positive over the six months, while a modest underweight in the strong performing information technology sector hurt returns relative to the Index. Although technology stock selection was a neutral for the Fund in the last six months, our highest quality names in this area underperformed sharply, particularly Fair Isaac and Factset Research Systems.

LOOKING AHEAD
While the pace of the economic recovery may abate somewhat going forward, we believe small cap stocks still have the potential to deliver strong profit growth. Having said that, we think there could be considerable volatility in the months ahead, as investors reassess near-term expectations. When the dust settles, we are confident the low-quality leadership we saw over the last six months will have run its course. We believe that, over the long term, investors tend to focus on a company's underlying fundamentals, rewarding firms with superior earnings growth prospects. We will continue to adhere to our disciplined investment process, targeting higher-quality small-cap growth companies with a demonstrated ability to generate above-average earnings growth over time.

At period end, the portfolio was essentially sector neutral. Small overweights in energy, consumer staples and financials were offset by modest underweights in telecommunications, consumer discretionary, and materials. All sectors, however, were within two percentage points of the Index, so stock selection should continue to be the primary source of any excess returns for the foreseeable future.

Many have questioned whether the current small cap rally has gotten ahead of underlying fundamentals. Although a note of caution is in order, it is important to point out that past small cap run-ups have lasted longer than expected. Since the late 1970s, small cap stocks have, on two other occasions besides 2003, appreciated more than 40% in a calendar year. In 1979, small caps generated a 43.1% return. In 1991, a small cap bull market produced a gain of 46.1%. Small cap performance in the 12-month period that immediately followed both of these years was similarly strong: In 1980, small caps surged upwards to post a 38.6% gain, while 1992 saw small caps generate a return of 18.4%.* Although past history cannot predict future performance, and while we expect to see a cooling off in the markets in the months ahead, we would not be surprised to see another solid year of gains as the economy continues to strengthen.

Moreover, we expect the small cap recovery to broaden in 2004, and favor the types of higher-quality companies in which the Fund invests. Although these companies may not outperform in every period, the results we achieve by adhering to our disciplined investment process have, we believe, a demonstrated ability to generate above-average capital gains over time.

* SOURCE: FRANK RUSSELL.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR     3 YEARS   5 YEARS   INCEPTION*
                                                      ENDED     ENDED      ENDED     ENDED        TO
                                                    12/31/03  12/31/03   12/31/03  12/31/03    12/31/03
--------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund Class A                 24.85%    44.33%      1.66%    12.63%       12.63%
UBS U.S. Small Cap Growth Fund Class B                 24.32     43.30        N/A       N/A        11.29
UBS U.S. Small Cap Growth Fund Class C                 24.34     43.35        N/A       N/A        10.46
UBS U.S. Small Cap Growth Fund Class Y                 25.07     44.75       1.97     12.96         8.02
UBS U.S. Small Cap Growth Fund Class A**               18.00     36.45      -0.24     11.37        11.37
UBS U.S. Small Cap Growth Fund Class B**               19.32     38.30        N/A       N/A        10.05
UBS U.S. Small Cap Growth Fund Class C**               23.34     42.35        N/A       N/A        10.46
Russell 2000 Growth Index                              24.48     48.54      -2.03      0.86        -0.49

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX, IS 9/30/97.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

THE FUND MAY INVEST IN IPOS WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                            PERCENTAGE OF
                                             NET ASSETS
---------------------------------------------------------
Cognizant Technology Solutions Corp.            2.5%
UCBH Holdings, Inc.                             2.4
Pediatrix Medical Group, Inc.                   2.3
CACI International, Inc.                        2.1
Benchmark Electronic, Inc.                      2.0
Chico's FAS, Inc.                               1.9
Investors Financial Services Corp.              1.8
Advanced Neuromodulation Systems, Inc.          1.8
Odyssey HealthCare, Inc.                        1.8
VCA Antech, Inc.                                1.7
---------------------------------------------------------
Total                                          20.3%

            UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                             SHARES             VALUE
                                                         ---------------   ----------------
EQUITIES -- 97.12%
AEROSPACE & DEFENSE -- 1.62%
Engineered Support Systems, Inc.                                  45,275   $      2,492,842
                                                                           ----------------
AIRLINES -- 0.66%
Pinnacle Airlines Corp. (b)                                       72,800          1,011,192
                                                                           ----------------
AUTO PARTS & EQUIPMENT -- 1.47%
American Axle & Manufacturing
  Holdings, Inc. (b)                                              55,900          2,259,478
                                                                           ----------------
BANKS -- 3.43%
BankUnited Financial Corp., Class A (b)                           57,500          1,482,925
Franklin Bank Corp. (b)                                            5,200             98,800
UCBH Holdings, Inc.                                               94,800          3,694,356
                                                                           ----------------
                                                                                  5,276,081
                                                                           ----------------
BEVERAGES -- 1.18%
Cott Corp. (b)                                                    64,900          1,817,849
                                                                           ----------------
BROADCASTING & CABLE TV -- 1.66%
Cumulus Media, Inc., Class A (b)                                  89,400          1,966,800
Salem Communications Corp., Class A (b)                           21,700            588,504
                                                                           ----------------
                                                                                  2,555,304
                                                                           ----------------
CAPITAL GOODS -- 1.37%
Cognex Corp. (b)                                                  74,700          2,109,528
                                                                           ----------------
CHEMICALS -- 0.90%
Albemarle Corp.                                                   46,000          1,378,620
                                                                           ----------------
COMPUTER SERVICES -- 0.71%
Radisys Corp. (b)                                                 64,600          1,089,156
                                                                           ----------------
COMPUTER SOFTWARE -- 4.90%
Borland Software Corp. (b)                                       101,400            986,622
Fair, Isaac Corp.                                                 51,500          2,531,740
Magma Design Automation, Inc. (b)                                 87,100          2,032,914
Open Solutions, Inc. (b)                                           2,700             47,439
THQ, Inc. (b)                                                     52,250            883,547
Verisity Ltd. (b)                                                 83,500          1,064,625
                                                                           ----------------
                                                                                  7,546,887
                                                                           ----------------
COMPUTER SYSTEMS -- 0.65%
Ixia (b)                                                          85,100            995,670
                                                                           ----------------
CONSTRUCTION -- 4.14%
Dycom Industries, Inc. (b)                                        84,300          2,260,926
Hovnanian Enterprises, Inc. (b)                                   19,900          1,732,494
JLG Industries, Inc.                                              73,100          1,113,313
NVR, Inc. (b)                                                      2,700          1,258,200
                                                                           ----------------
                                                                                  6,364,933
                                                                           ----------------
CONSTRUCTION & ENGINEERING -- 0.88%
EMCOR Group, Inc. (b)                                             30,800          1,352,120
                                                                           ----------------
CONSUMER -- 0.66%
Leapfrog Enterprises, Inc. (b)                                    38,500          1,021,405
                                                                           ----------------
DISTILLER & VINTNERS -- 1.03%
Constellation Brands, Inc., Class A (b)                           47,900          1,577,347
                                                                           ----------------
ELECTRIC COMPONENTS -- 5.00%
Artisan Components, Inc. (b)                                      46,200            947,100
August Technology Corp. (b)                                       56,200          1,042,510
Callidus Software, Inc. (b)                                        3,200             56,608
Cree, Inc. (b)                                                    34,600   $        612,074
Foundry Networks, Inc. (b)                                        87,800          2,402,208
Smith, A.O., Corp.                                                52,700          1,847,135
Standard Micosystems Corp. (b)                                    30,800            779,240
                                                                           ----------------
                                                                                  7,686,875
                                                                           ----------------
ELECTRONICS -- 4.23%
Benchmark Electronics, Inc. (b)                                   87,000          3,028,470
TTM Technologies, Inc. (b)                                       122,500          2,067,800
Ultratech Stepper, Inc. (b)                                       48,200          1,415,634
                                                                           ----------------
                                                                                  6,511,904
                                                                           ----------------
ENERGY -- 4.94%
Patina Oil & Gas Corp.                                            48,000          2,351,520
Patterson-UTI Energy, Inc. (b)                                    39,000          1,283,880
Quicksilver Resources, Inc. (b)                                   54,500          1,760,350
Tetra Technologies, Inc. (b)                                      91,150          2,209,476
                                                                           ----------------
                                                                                  7,605,226
                                                                           ----------------
FINANCIAL SERVICES -- 2.73%
First Niagara Financial Group, Inc.                               34,000            506,940
Harbor Florida Bancshares, Inc.                                   31,100            923,981
Investors Financial Services Corp.                                72,100          2,769,361
                                                                           ----------------
                                                                                  4,200,282
                                                                           ----------------
FOOD DISTRIBUTORS -- 0.98%
Performance Food Group Co. (b)                                    41,900          1,515,523
                                                                           ----------------
GENE -- 1.14%
Affymetrix, Inc. (b)                                              22,900            563,569
Telik, Inc. (b)                                                   51,800          1,191,918
                                                                           ----------------
                                                                                  1,755,487
                                                                           ----------------
HEALTH: DRUGS -- 2.52%
Amylin Pharmaceuticals, Inc. (b)                                  30,700            682,154
Pozen, Inc. (b)                                                   30,600            312,120
Taro Pharmaceutical Industries (b)                                30,300          1,954,350
Vicuron Pharmaceuticals, Inc. (b)                                 49,700            926,905
                                                                           ----------------
                                                                                  3,875,529
                                                                           ----------------
HEALTH: NON-DRUGS -- 12.59%
Advanced Neuromodulation
  Systems, Inc. (b)                                               59,900          2,754,202
Fisher Scientific International, Inc. (b)                         30,200          1,249,374
Inamed Corp. (b)                                                  51,000          2,451,060
Merit Medical Systems, Inc. (b)                                   66,467          1,479,555
Patterson Dental Co. (b)                                          36,400          2,335,424
Pediatrix Medical Group, Inc. (b)                                 63,100          3,476,179
ResMed, Inc. (b)                                                  14,800            614,792
Select Medical Corp. (b)                                         148,300          2,414,324
VCA Antech, Inc. (b)                                              83,800          2,596,124
                                                                           ----------------
                                                                                 19,371,034
                                                                           ----------------
HEALTHCARE FACILITY -- 1.77%
Odyssey HealthCare, Inc. (b)                                      93,275          2,729,227
                                                                           ----------------
INSURANCE -- 1.29%
Hilb, Rogal & Hamilton Co.                                        21,900            702,333
Hub International Ltd.                                            18,700            313,412
RLI Corp.                                                         25,800            966,468
                                                                           ----------------
                                                                                  1,982,213
                                                                           ----------------

                                                             SHARES             VALUE
                                                         ---------------   ----------------
INTERNET SERVICES -- 6.29%
Advanced Digital Info Corp. (b)                                  157,900   $      2,210,600
Avocent Corp. (b)                                                 32,700          1,194,204
Digital River, Inc. (b)                                           79,000          1,745,900
Dot Hill Systems Corp. (b)                                       110,500          1,674,075
RSA Security, Inc. (b)                                            90,000          1,278,000
Secure Computing Corp. (b)                                        88,100          1,577,871
                                                                           ----------------
                                                                                  9,680,650
                                                                           ----------------
IT CONSULTING & SERVICES -- 4.60%
CACI International, Inc., Class A (b)                             67,100          3,262,402
Cognizant Technology Solutions Corp. (b)                          83,500          3,810,940
                                                                           ----------------
                                                                                  7,073,342
                                                                           ----------------
MACHINERY INDUSTRIAL -- 1.04%
ESCO Technologies, Inc. (b)                                       36,600          1,597,590
                                                                           ----------------
NON-DURABLES -- 1.55%
Moore Wallace, Inc. (b)                                          127,700          2,391,821
                                                                           ----------------
PHARMACEUTICALS -- 3.03%
Isis Pharmaceuticals, Inc. (b)                                    84,800            551,200
Neurocrine Biosciences, Inc. (b)                                  31,000          1,690,740
NPS Pharmaceuticals, Inc. (b)                                     41,700          1,281,858
Penwest Pharmaceuticals Co. (b)                                   66,100          1,142,208
                                                                           ----------------
                                                                                  4,666,006
                                                                           ----------------
REAL ESTATE -- 3.89%
American Financial Realty (REIT)                                  67,900          1,157,695
Highland Hospitality Corp. (b)                                    64,700            705,230
Jones Lang LaSalle, Inc. (b)                                      22,400            464,352
Mills Corp. (The) (REIT)                                          39,100          1,720,400
Ventas, Inc. (REIT)                                               88,300          1,942,600
                                                                           ----------------
                                                                                  5,990,277
                                                                           ----------------
RESTAURANTS -- 2.46%
Panera Bread Co., Class A (b)                                     39,600          1,565,388
Ruby Tuesday, Inc.                                                78,100          2,225,069
                                                                           ----------------
                                                                                  3,790,457
                                                                           ----------------
RETAIL-COMPUTERS/ELECTRONICS -- 0.77%
Electronics Boutique Holdings Corp. (b)                           51,900          1,187,991
                                                                           ----------------
RETAIL/APPAREL -- 3.34%
Chico's FAS, Inc. (b)                                             80,700          2,981,865
Petco Animal Supplies, Inc. (b)                                   70,600   $      2,149,770
                                                                           ----------------
                                                                                  5,131,635
                                                                           ----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.76%
Rudolph Technologies, Inc. (b)                                    47,600          1,168,104
                                                                           ----------------
SEMICONDUCTORS -- 2.49%
Exar Corp. (b)                                                    75,900          1,296,372
Pericom Semiconductor Corp. (b)                                   51,700            551,122
Power Integrations, Inc. (b)                                      59,300          1,984,178
                                                                           ----------------
                                                                                  3,831,672
                                                                           ----------------
SERVICES-DATA PROCESSING -- 0.68%
Factset Research Systems, Inc.                                    27,400          1,046,954
                                                                           ----------------
SERVICES/MISCELLANEOUS -- 0.21%
Universal Technical Institute, Inc. (b)                           11,000            330,000
                                                                           ----------------
TECHNOLOGY -- 1.10%
Tetra Tech, Inc. (b)                                              68,000          1,690,480
                                                                           ----------------
TELECOMMUNICATIONS EQUIPMENT -- 0.38%
Western Wireless Corp. (b)                                        31,800            583,848
                                                                           ----------------
THERAPEUTICS -- 1.06%
CV Therapeutics, Inc. (b)                                         27,600            404,616
Medicines Co. (b)                                                 41,500          1,222,590
                                                                           ----------------
                                                                                  1,627,206
                                                                           ----------------
TRANSPORTATION -- 1.02%
Overnite Corp. (b)                                                18,300            416,325
UTI Worldwide, Inc.                                               30,600          1,160,651
                                                                           ----------------
                                                                                  1,576,976
                                                                           ----------------
Total U.S. Equities (Cost $132,372,117)                                         149,446,721
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 8.81%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $13,553,400)                                          13,553,400         13,553,400
                                                                           ----------------
Total Investments
  (Cost $145,825,517) -- 105.93% (a)                                            163,000,121
Liabilities, in excess of cash and
  other assets -- (5.93)%                                                        (9,131,750)
                                                                           ----------------
Total Net Assets -- 100%                                                   $    153,868,371
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $145,825,517; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $     19,541,908
            Gross unrealized depreciation                                        (2,367,304)
                                                                           ----------------
                     Net unrealized appreciation                           $     17,174,604
                                                                           ================

(b)  Non-income producing security

%    Represents a percentage of net assets

                 See accompanying notes to financial statements

UBS U.S. BOND FUND

Over the six months ended December 31, 2003, Class Y shares of UBS U.S. Bond Fund returned 0.24%, surpassing the 0.17% return of its benchmark, the Lehman Brothers US Aggregate Bond Index (the "Index"). Since inception on August 31, 1995, the Fund's Class Y shares returned 6.97% on an annualized basis, compared to 7.24% for the Index. (Returns for all share classes over various time periods are shown on page 69. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Over the period, the Fund's performance was primarily driven by our duration, sector and credit strategies.

SIX-MONTH MARKET REVIEW

While the US bond market showed great resilience in the face of the US economic and stock market recovery, it was no easy ride over the six-month reporting period.

As the period began, economic growth spurred on by fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years--appeared to have reached a point of sustainability. Investors were deluged with improving economic statistics--including those pointing to a strong housing market and improving corporate profits. Buoyed by this tangible evidence, investors began to believe that a sustainable economic recovery was in place, and turned their attention once more to stocks.

Still, questions remained as to whether the economy would keep advancing, or if inflation, the weak dollar, or the massive federal deficit had the potential to derail the recovery. Contrasting views led to extreme volatility in the bond market. The 10-year Treasury note took investors on a roller coaster ride, as yields dropped to a 45-year low of 3.11% in mid-June, and then climbed back up to a 14-month high of 4.60% at the beginning of September. The year concluded with a sense of normalcy and a relatively tight trading range for Treasury securities, with the yield on the 10-year Treasury note settling in at 4.25% at period end. It's likely that some of the late-period stability can be attributed to the Federal Reserve Board (the "Fed), which released a statement reassuring investors about inflation, indicating there were no immediate plans to increase short-term interest rates. With this support, bonds were able to tread in positive territory.

ACTIVE MANAGEMENT KEPT PACE WITH CHANGING ENVIRONMENT

After several years of a steadily improving bond market, investors and asset managers were faced with a much more challenging environment over the period. We supported the Fund's absolute and relative performance during this changing time by actively managing our duration, risk, sector and security selection. Leveraging the insight of our experienced research analysts, we sought out opportunities to add risk-adjusted value to the Fund.

The bond market's extreme volatility during the period provided us with some solid opportunities, in terms of active duration strategies. Entering the period, the Fund's duration was 90% of the Index. As investors pulled out of the bond market, we took advantage of falling prices on longer-term issues to increase duration, raising the Fund's duration to equal that of the Index. We also moved toward a "barbell" structure, whereby we overweighted securities at both ends of the maturity spectrum. Our longer-term securities were used to lock in higher yields as interest rates fell, while our shorter-term securities provided liquidity. We believe this strategy will allow us to benefit if the steep yield curve returns to a more normal shape, as is our expectation.

Within credit, we maintained a modest underweight, most notably represented by an underweight to higher-quality issuers. Despite increased investor interest in corporate bonds, our analysis determined that the sector was trading at what we considered to be close to fair value. Our holdings in this area were clustered more in Baa-rated securities, rather than higher quality A-rated securities and above. Baas delivered excellent performance at period end, which helped to boost the Fund's return.

Although we underweighted the higher-quality issuers within the credit sector over the period, our sector strategy led us to hold overweights to the high-quality commercial mortgage-backed securities (CMBS) and asset-backed securities sectors, due to the attractiveness of their spreads, relative fundamentals and expectations that they will remain less volatile than many high-quality corporate bonds. The CMBS issues that we purchased were highly diversified by property type, geographic location and loan size. In our opinion, there are less concentrated risks in these types of deals compared to high-quality credit.

In addition, as the market began to stabilize over the period, we increased our position in mortgage-backed securities from neutral to modestly overweight. In our opinion, the low interest rate environment, combined with record refinancings, drove the price of mortgage-backed securities down below their intrinsic value. After the Fed reassured the market that it had no immediate plans to raise short-term rates, the mortgage-backed securities market improved, generating positive results for performance.

On an industry level, one noteworthy story revolved around industrials. We increased our allocation to automotives, where valuations appeared attractive, during the reporting period. Specifically, we moved to an overweight in Ford Motor Co. bonds. Our research indicated to us that the auto industry's fundamentals were improving and that the sector represented an area of opportunity for the Fund.

LOOKING AHEAD

We anticipate that the combination of strong growth and a reduced risk of deflation will prompt the Fed to raise the federal funds rate this summer. The Fed has modified its verbiage in preparation for the tightening by changing its tone regarding the state of the economy in relation to expected inflation. However, we believe investor uncertainty over the appropriate "considerable period" during which rates can be kept low before concerns about inflation predominate is significant and unresolved.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR     3 YEARS   5 YEARS  INCEPTION*
                                                      ENDED     ENDED      ENDED     ENDED       TO
                                                    12/31/03  12/31/03   12/31/03  12/31/03   12/31/03
-------------------------------------------------------------------------------------------------------
UBS U.S. Bond Fund Class A                              0.19%     3.76%      6.96%     5.91%       6.83%
UBS U.S. Bond Fund Class B                             -0.16      3.01        N/A       N/A        4.04
UBS U.S. Bond Fund Class C                             -0.09      3.23        N/A       N/A        4.25
UBS U.S. Bond Fund Class Y                              0.24      3.92       7.19      6.20        6.97
UBS U.S. Bond Fund Class A**                           -4.33     -0.91       5.32      4.95        6.08
UBS U.S. Bond Fund Class B**                           -5.07     -1.97        N/A       N/A        2.70
UBS U.S. Bond Fund Class C**                           -0.82      2.49        N/A       N/A        4.25
Lehman Brothers U.S. Aggregate Bond Index               0.17      4.10       7.57      6.62        7.24

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX, IS 8/31/95.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN U.S. BOND HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                            PERCENTAGE OF
                                             NET ASSETS
---------------------------------------------------------
U.S. Treasury Bond
6.250%, due 05/15/30                              6.0%

U.S. Treasury Note
4.250%, due 08/15/13                              5.9

Federal National Mortgage Association
5.500%, due 01/01/18                              4.2

U.S. Treasury Note
2.000%, due 08/31/05                              3.5

Federal National Mortgage Association
5.500%, due 03/15/11                              2.6

U.S. Treasury Bond
6.875%, due 08/15/25                              2.2

U.S. Treasury Note
1.875%, due 11/30/05                              2.0

Federal National Mortgage Association
6.500%, due 08/01/32                              1.8

U.S. Treasury Bond
8.000%, due 11/15/21                              1.3

Salomon Brothers Mortgage
Securities VII, 00-C1, Class A2
7.520%, due 12/18/09                              1.3
---------------------------------------------------------
Total                                            30.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

U.S. CORPORATE BONDS
   Aerospace & Military                          0.18%
   Airlines                                      0.08
   Autos/Durables                                1.17
   Banks                                         1.45
   Beverages & Tobacco                           0.97
   Chemicals                                     0.30
   Computer Systems                              0.21
   Construction                                  0.36
   Consumer                                      0.15
   Electric Components                           0.37
   Energy                                        1.21
   Financial Services                            6.55
   Food & House Products                         0.99
   Forest Products                               0.09
   Health: Drugs                                 0.34
   Household Durables                            0.10
   Housing/Paper                                 0.13
   Insurance                                     0.09
   Leisure & Tourism                             0.58
   Media and Entertainment                       0.12
   Metals Non-Ferrous                            0.10
   Multi-Industry                                0.34
   Publishing                                    0.06
   Real Estate                                   0.25
   Retail/Apparel                                0.13
   Services/Miscellaneous                        0.18
   Telecommunications                            0.95
   Telecommunications - Wireless                 0.07
   Telephones                                    0.11
   Transportation                                0.58
   Utilities                                     0.60
                                               ------
         Total U.S. Corporate Bonds             18.81
Asset-Backed Securities                          4.88
Commercial Mortgage-Backed
   Securities                                    9.75
Mortgage-Backed Securities                      39.39
U.S. Government Obligations                     21.74
                                               ------
         Total U.S. Bonds                       94.57
International Corporate Bonds                    0.96
Sovereign\Supranational
   Bonds                                         1.97
         Total International Bonds               2.93
         Total Bonds                            97.50
SHORT-TERM INVESTMENTS                           3.62
   TOTAL INVESTMENTS                           101.12
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                 (1.12)
                                               ------
NET ASSETS                                     100.00%
                                               ======

                  UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
BONDS -- 97.50%
U.S. BONDS-- 94.57%
U.S. CORPORATE BONDS -- 18.81%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                   $        85,000   $         91,684
Alcoa, Inc.
  6.000%, due 01/15/12                                           105,000            114,110
Altria Group, Inc.
  7.750%, due 01/15/27                                           215,000            231,978
American Express Co.
  3.750%, due 11/20/07                                           110,000            112,051
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                            55,000             64,431
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                           280,000            355,030
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                           335,000            386,512
Apache Corp.
  6.250%, due 04/15/12                                           100,000            111,168
AT&T Corp.
  8.500%, due 11/15/31                                            85,000             99,328
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11                                           160,000            185,143
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                            95,000            109,639
Avon Products, Inc.
  7.150%, due 11/15/09                                           150,000            174,885
Bank of America Corp.
  7.400%, due 01/15/11                                           440,000            516,045
Bank One Corp.
  7.875%, due 08/01/10                                           345,000            414,418
Bear Stearns Co., Inc.
  4.000%, due 01/31/08                                           140,000            142,595
Boeing Capital Corp.
  7.375%, due 09/27/10                                            80,000             91,957
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                           175,000            186,156
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                           110,000            118,868
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29+                                          200,000            224,318
Caterpillar, Inc.
  6.550%, due 05/01/11                                            55,000             62,453
Cendant Corp.
  6.250%, due 01/15/08                                           180,000            196,349
Centex Corp.
  9.750%, due 06/15/05                                           320,000            354,604
Cingular Wireless LLC
  6.500%, due 12/15/11                                            70,000             76,550
Citigroup, Inc.
  7.250%, due 10/01/10                                           570,000            664,368
Citizens Communications Co.
  9.250%, due 05/15/11                                           325,000            384,229
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                           105,000            108,439
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                           300,000            333,880
Commonwealth Edison Co.
  6.150%, due 03/15/12                                            65,000             70,917
Computer Sciences Corp.
  3.500%, due 04/15/08                                   $       165,000   $        164,216
Conagra Foods, Inc.
  6.750%, due 09/15/11                                           100,000            112,087
Conoco, Inc.
  5.900%, due 04/15/04                                           320,000            324,091
ConocoPhillips
  8.500%, due 05/25/05                                           190,000            207,123
  8.750%, due 05/25/10                                            75,000             93,690
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                           300,000            354,739
Coors Brewing Co.
  6.375%, due 05/15/12                                           135,000            147,063
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                           205,000            201,625
Credit Suisse First Boston USA, Inc.
  3.875%, due 01/15/09                                           105,000            104,875
  6.500%, due 01/15/12                                           180,000            200,344
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                           105,000            119,062
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                           235,000            253,863
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                           155,000            181,591
EOP Operating LP
  7.250%, due 06/15/28                                           165,000            179,400
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                           200,000            237,873
First Data Corp.
  5.625%, due 11/01/11                                            85,000             90,427
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                           105,000            108,827
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                           110,000            129,150
Ford Motor Co.
  7.450%, due 07/16/31                                           530,000            535,576
Ford Motor Credit Co.
  5.800%, due 01/12/09                                           410,000            422,240
  7.375%, due 02/01/11                                           145,000            158,041
General Electric Capital Corp.
  6.000%, due 06/15/12                                           835,000            905,518
  6.750%, due 03/15/32                                           140,000            154,997
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                           285,000            306,981
  8.000%, due 11/01/31                                           260,000            291,971
General Motors Corp.
  8.375%, due 07/15/33                                           195,000            226,359
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                           250,000            283,902
Harley-Davidson, Inc. 144A
  3.625%, due 12/15/08                                           160,000            159,597
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                           155,000            176,544
Hertz Corp.
  7.625%, due 08/15/07                                           165,000            181,259
Household Finance Corp.
  6.750%, due 05/15/11                                           295,000            332,094
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                           220,000            219,173

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
International Business Machines Corp.
  5.875%, due 11/29/32                                   $        70,000   $         70,433
International Lease Finance Corp.
  6.375%, due 03/15/09                                           180,000            198,293
International Paper Co.
  6.750%, due 09/01/11                                           130,000            144,531
John Deere Capital Corp.
  7.000%, due 03/15/12                                           145,000            167,038
Kerr-McGee Corp.
  5.375%, due 04/15/05                                           250,000            260,365
Kraft Foods, Inc.
  5.625%, due 11/01/11                                           320,000            337,167
Kroger Co.
  7.500%, due 04/01/31                                           105,000            120,989
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                           145,000            163,635
Lincoln National Corp.
  6.200%, due 12/15/11                                            80,000             87,281
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                            90,000             97,767
MBNA Capital, Series B
  1.963%, due 02/01/27                                           205,000            177,388
MidAmerican Energy Co.
  5.125%, due 01/15/13                                            45,000             45,862
Miller Brewing Co
  5.500%, due 08/15/13                                           115,000            117,489
Morgan Stanley
  6.750%, due 04/15/11                                           450,000            509,139
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                           120,000            116,107
News America Holdings, Inc.
  7.125%, due 04/08/28                                            65,000             71,183
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                            95,000            124,538
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                           145,000            157,449
PP&L Capital Funding
  7.750%, due 04/15/05                                           105,000            112,458
Praxair, Inc.
  6.375%, due 04/01/12                                            55,000             61,197
Progress Energy, Inc.
  7.000%, due 10/30/31                                           145,000            155,192
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                           360,000            365,400
Rohm & Haas Co.
  7.850%, due 07/15/29                                            50,000             61,474
Safeway, Inc.
  6.500%, due 03/01/11                                           155,000            169,202
SBC Communications, Inc.
  5.875%, due 02/01/12                                           145,000            153,996
Sempra Energy
  7.950%, due 03/01/10                                           100,000            117,611
SLM Corp.
  5.625%, due 04/10/07                                           250,000            270,915
Southern Power Co., Series B
  6.250%, due 07/15/12                                           105,000            113,454
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                            45,000             46,652
Sprint Capital Corp.
  8.375%, due 03/15/12                                   $        95,000   $        110,941
Target Corp.
  7.000%, due 07/15/31                                           135,000            153,061
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11                                           100,000            111,624
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                           240,000            267,592
Unilever Capital Corp.
  7.125%, due 11/01/10                                           200,000            232,520
Union Pacific Corp.
  6.700%, due 12/01/06                                           235,000            260,444
United Airlines, Inc., E.E.T.C. (b) (c)
  7.811%, due 10/01/09                                           152,191             57,957
United Technologies Corp.
  6.100%, due 05/15/12                                           185,000            203,171
UST, Inc.
  6.625%, due 07/15/12                                           135,000            150,173
Valero Energy Corp.
  7.500%, due 04/15/32                                           150,000            167,171
Verizon New England, Inc.
  6.500%, due 09/15/11                                            65,000             71,623
Verizon New York, Inc., Series B
  7.380%, due 04/01/32                                            70,000             77,068
Viacom, Inc.
  6.625%, due 05/15/11                                           120,000            136,229
Wachovia Bank N.A
  7.800%, due 08/18/10                                           345,000            416,233
Walt Disney Co. (The)
  6.375%, due 03/01/12                                           150,000            164,941
Washington Mutual, Inc.
  5.625%, due 01/15/07                                           410,000            441,883
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                           480,000            538,964
Weyerhaeuser Co.
  7.375%, due 03/15/32                                            90,000             97,857
Wyeth
  5.250%, due 03/15/13                                           170,000            173,053
                                                                           ----------------
                                                                                 21,973,113
                                                                           ----------------
ASSET-BACKED SECURITIES -- 4.88%
Americredit Automobile Receivables
  Trust, 03-AM, Class A2B+
  1.390%, due 10/06/06                                           308,255            308,227
Capital One Multi-Asset Execution
  Trust, 03-A1, Class A1+
  1.553%, due 01/15/09                                           970,000            974,290
Citibank Omni-S Master
  Trust, 01-1, Class A+
  1.274%, due 02/15/10                                           970,000            968,986
Conseco Finance
  Securitizations Corp., 00-1, Class A4
  7.620%, due 05/01/31                                           500,000            513,403
Conseco Finance
  Securitizations Corp., 00-B, Class AF4
  7.870%, due 02/15/31                                            76,062             76,443
Countrywide Asset-Backed
  Certificates, 03-SD3, Class A1+
  1.561%, due 12/25/32                                           323,925            324,391

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Greentree Financial Corp., 94-5, Class A5
  8.300%, due 11/15/19                                   $       250,656   $        269,990
Greentree Financial Corp., 99-3, Class A5
  6.160%, due 02/01/31                                           885,597            909,332
RAFC Asset-Backed Trust 01-1 Class A3
  5.115%, due 01/25/15                                           696,275            715,171
Reliant Energy Transition 01-1 Class A4
  5.630%, due 09/15/15                                           310,000            329,989
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A+
  3.356%, due 01/25/31                                           327,184            313,995
                                                                           ----------------
                                                                                  5,704,217
                                                                           ----------------
COMMERCIAL MORTGAGE-BACKED
OBLIGATIONS -- 9.75%
Bear Stearns Commercial
  Mortgage Securities, 00-WF1, Class A2
  7.780%, due 02/15/32                                         1,215,000          1,429,581
Bear Stearns Commercial
  Mortgage Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                                           200,000            232,921
DLJ Commercial
  Mortgage Corp., 00-CKP1, Class A1B
  7.180%, due 08/10/10                                           850,000            962,671
DLJ Commercial
  Mortgage Corp., 99-CG1, Class A1B
  6.460%, due 03/10/32                                           220,000            244,549
DLJ Commercial
  Mortgage Corp., 99-CG2, Class A1B
  7.300%, due 06/10/32                                         1,012,000          1,171,233
DLJ Commercial
  Mortgage Corp., 99-CG3, Class A1B
  7.340%, due 10/10/32                                           200,000            232,293
GMAC Commercial
  Mortgage Securities, Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                           330,000            344,506
Greenwich Capital Commercial
  Funding Corp., 03-FL1 A, 144A+
  1.440%, due 07/05/18                                           415,302            415,205
GS Mortgage Securities Corp., II,
  96-PL, Class A2
  7.410%, due 02/15/27                                            66,142             67,346
Heller Financial Commercial
  Mortgage Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                                           767,554            829,610
Host Marriott Pool Trust 99-HMPT Class A
  6.980%, due 08/03/15                                           295,013            319,502
JP Morgan Commercial
  Mortgage Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                           345,422            368,010
LB Commercial Conduit
  Mortgage Trust, 99-C1, Class A1
  6.410%, due 06/15/31                                           526,058            558,629
LB Commercial Conduit
  Mortgage Trust, 99-C2, Class A2
  7.325%, due 10/15/32                                           325,000            375,555
Merrill Lynch Mortgage
  Investors, Inc., 96-C2, Class A3
  6.960%, due 11/21/28                                           415,393            451,634
Merrill Lynch Mortgage
  Investors, Inc., 97-C2, Class A2
  6.540%, due 12/10/29                                   $       265,000   $        292,752
Morgan Stanley Capital I, 96-WF1,
  Class A3
  7.623%, due 11/15/28+                                          495,836            528,144
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                           298,366            329,589
Nomura Asset Securities Corp., 95-MD3,
  Class A1B
  8.150%, due 04/04/27                                           320,648            337,880
Prudential Mortgage Capital
  Funding, LLC, 00-ROCK, Class A2
  6.605%, due 05/10/34                                           115,000            129,080
Salomon Brothers Mortgage
  Securities VII, 00-C1, Class A2
  7.520%, due 12/18/09                                         1,250,000          1,454,472
Strategic Hotel Capital, Inc., 03-1, Class D
  2.313%, due 02/15/13+                                          310,000            308,155
                                                                           ----------------
                                                                                 11,383,317
                                                                           ----------------

MORTGAGE-BACKED SECURITIES -- 39.39%
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                            96,458             97,912
CS First Boston Mortgage
  Securities Corp., 02-10, Class 2A1
  7.500%, due 05/25/32                                           803,038            861,199
CS First Boston Mortgage
  Securities Corp., 03-8, Class 5A1
  6.500%, due 04/25/33                                         1,377,531          1,427,983
Fannie Mae
  4.600%, due 11/01/33                                         1,244,094          1,265,924
  6.000%, due 10/01/33                                         1,397,187          1,444,913
Freddie Mac, 1595, Class D
  7.000%, due 10/15/13                                           269,626            283,792
Freddie Mac, 2532 PD
  5.500%, due 06/15/26                                           700,000            724,402
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                           441,885            458,334
  5.500%, due 01/01/18                                           811,684            841,898
  5.500%, due 04/01/18                                           741,013            768,774
  6.000%, due 12/01/17                                           857,745            899,652
  6.000%, due 10/01/29                                           580,490            601,218
  6.500%, due 09/01/29                                           349,786            366,425
  6.500%, due 03/01/32                                           107,876            113,008
  6.500%, due 11/01/32                                           134,704            141,112
Federal National Mortgage Association
  3.396%, due 09/01/33+                                          128,222            128,710
Federal National Mortgage Association
  4.474%, due 06/01/33+                                          338,497            343,931
  5.027%, due 02/01/33+                                          634,187            674,448
  5.125%, due 01/02/14                                           430,000            431,496
  5.500%, due 03/15/11                                         2,770,000          2,987,193
  5.500%, due 12/01/17                                           390,075            404,677
  5.500%, due 01/01/18                                         4,762,061          4,940,259
  5.500%, due 09/01/24                                           732,508            742,335

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
  5.500%, due 03/01/33                                   $     1,947,360   $      1,973,483
  6.000%, due 07/01/17                                         1,076,506          1,129,928
  6.000%, due 08/01/17                                         1,025,897          1,076,807
  6.000%, due 06/01/23                                           454,353            472,143
  6.000%, due 03/01/28                                           153,693            159,225
  6.000%, due 03/01/29                                           169,758            175,557
  6.000%, due 05/01/29                                           163,576            169,164
  6.000%, due 07/01/29                                           704,212            728,267
  6.000%, due 06/01/31                                           139,322            144,081
  6.000%, due 11/01/32                                         1,036,464          1,071,869
  6.000%, due 06/01/33                                           180,592            186,761
  6.000%, due 07/01/33                                           825,762            853,969
  6.250%, due 02/01/11                                           665,000            735,127
  6.500%, due 08/01/29                                         1,254,055          1,311,720
  6.500%, due 08/01/32                                         1,951,588          2,041,328
  6.500%, due 09/01/32                                           432,666            452,561
  7.000%, due 03/01/31                                            73,986             78,564
  7.000%, due 11/01/31                                           377,871            400,116
  7.000%, due 04/01/32                                           600,192            635,525
  7.000%, due 08/01/32                                           494,432            523,539
  7.000%, due 11/01/32                                         1,004,174          1,063,289
  7.125%, due 01/15/30                                           510,000            614,298
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1
  5.337%, due 06/25/33                                           772,221            794,747
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.968%, due 08/25/42                                           489,016            511,480
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                         1,212,647          1,324,059
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                           132,872            145,508
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                           173,971            189,955
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                            22,496             25,162
Freddie Mac
  5.875%, due 03/21/11                                           525,000            569,059
  6.500%, due 06/01/29                                           170,425            178,532
Government National Mortgage Association
  4.000%, due 10/20/29                                           437,193            446,704
  6.000%, due 12/20/28                                           226,625            234,688
  6.000%, due 05/20/29                                         1,088,386          1,126,346
  6.000%, due 08/20/29                                           788,072            815,558
  6.500%, due 10/15/24                                           753,092            798,933
  6.500%, due 08/15/27                                             3,739              3,942
  7.000%, due 07/15/25                                            18,961             20,341
  7.000%, due 07/15/31                                           233,840            249,200
  8.500%, due 12/15/17                                           388,863            431,102
  9.000%, due 11/15/04                                             1,095              1,227
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                           347,853            378,331
Impac Secured Assets Common Owner Trust,
  01-3, Class A2+
  7.250%, due 04/25/31                                   $       176,133   $        185,142
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++
  1.000%, due 08/25/28                                        16,330,551            273,667
Residential Funding Mortgage
  Securitization I, 95-S16, Class A7
  7.500%, due 11/25/25                                           189,831            189,618
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                           152,419            154,066
                                                                           ----------------
                                                                                 45,994,283
                                                                           ----------------
U.S. GOVERNMENT OBLIGATIONS -- 21.74%
U.S. Treasury Bond
  6.250%, due 05/15/30                                         6,020,000          6,946,984
  6.875%, due 08/15/25                                         2,050,000          2,507,806
  8.000%, due 11/15/21                                         1,130,000          1,526,118
U.S. Treasury Note
  1.500%, due 07/31/05                                           545,000            544,574
  1.875%, due 11/30/05                                         2,370,000          2,374,444
  2.000%, due 08/31/05                                         4,015,000          4,040,877
  3.250%, due 08/15/08                                           530,000            533,230
  4.250%, due 08/15/13                                         6,890,000          6,898,612
  4.750%, due 11/15/08                                            20,000             21,411
                                                                           ----------------
                                                                                 25,394,056
                                                                           ----------------
Total U.S. Bonds                                                                110,448,986
                                                                           ----------------
INTERNATIONAL BONDS -- 2.93%
INTERNATIONAL CORPORATE BONDS -- 0.96%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                            65,000             73,053
Canadian National Railway Co.
  6.900%, due 07/15/28                                            65,000             72,623
Deutsche Telekom
  International Finance BV
  8.250%, due 06/15/30                                           185,000            236,324
France Telecom S.A
  8.500%, due 03/01/31                                            70,000             93,007
HSBC Holdings PLC
  5.250%, due 12/12/12                                            65,000             66,564
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                           240,000            228,935
Royal Bank of Scotland
  9.118%, due 03/31/10                                            70,000             87,427
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                           120,000            120,239
Telus Corp.
  8.000%, due 06/01/11                                           125,000            146,161
                                                                           ----------------
                                                                                  1,124,333
                                                                           ----------------
SOVEREIGN\ SUPRANATIONAL BONDS -- 1.97%
European Investment Bank
  4.875%, due 09/06/06                                           315,000            334,492
Inter-American Development Bank
  5.750%, due 02/26/08                                           325,000            356,871
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                           425,000            448,262

                                                              FACE
                                                             AMOUNT             VALUE
                                                         ---------------   ----------------
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                   $       310,000   $        346,425
State of Qatar, 144A
  9.750%, due 06/15/30                                           155,000            217,000
Westdeutsche Landesbank
  6.750%, due 06/15/05                                           130,000            138,920
United Mexican States
  8.125%, due 12/30/19                                           410,000            458,175
                                                                           ----------------
                                                                                  2,300,145
                                                                           ----------------
Total International Bonds                                                         3,424,478
                                                                           ----------------
Total Bonds (Cost $111,340,819)                                                 113,873,464
                                                                           ----------------

                                                             SHARES             VALUE
                                                         ---------------   ----------------
SHORT-TERM INVESTMENTS -- 3.62%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $4,228,728)                                            4,228,728   $      4,228,728
                                                                           ----------------
Total Investments
  (Cost $115,569,547) -- 101.12% (a)                                            118,102,192
Liabilities, in excess of cash and
  other assets -- (1.12)%                                                        (1,313,705)
                                                                           ----------------
Total Net Assets -- 100%                                                   $    116,788,487
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $115,569,547; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $      2,931,235
            Gross unrealized depreciation                                          (398,590)
                                                                           ----------------
                     Net unrealized appreciation                           $      2,532,645
                                                                           ================

(b)  Security is in default
(c) Security is illiquid. These securities amounted to $57,957 or 0.05% of net assets
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
++ Interest Only Security. This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

%    Represents a percentage of net assets

E.E.T.C.:  Enhanced equipment trust certificate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $2,185,845 or 1.87% of net assets.

                 See accompanying notes to financial statements

UBS HIGH YIELD FUND

Over the six months ended December 31, 2003, Class Y shares of UBS High Yield Fund returned 9.31%, outperforming the 8.52% return of its benchmark, the Merrill Lynch High Yield Cash Pay Index (the "Index"). Since inception on September 30, 1997 through period end, the Fund's Class Y shares have returned 5.47% on an annualized basis, compared to the 5.39% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 78. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's strong performance over the review period is attributable primarily to security selection, particularly its positions in cable, telecommunications and chemicals.

SIX-MONTH MARKET REVIEW

High yield was one of the strongest performing sectors over the period, supported by the improving economy and positive fundamentals. These included a declining default rate, a falling distress ratio, a reduction in the number of downgrades to upgrades, operating improvement for high yield issuers and greater access to capital markets. Apart from a temporary decline early in the review period, net inflows into high yield mutual funds were generally strong, as the low interest rate environment caused investors to become less risk averse in their search for higher yields.

Virtually every corner of the market saw improving prices during the review period. Some of the best performances, however, were in the most distressed industries, including telecommunications and utilities. In terms of credit ratings, the riskiest segment of the market posted the best returns, with CCC-rated bonds outpacing both B-rated and BB-rated bonds.

WE PROACTIVELY ADJUSTED THE PORTFOLIO TO PURSUE OPPORTUNITIES

While the high yield market did well overall, there were periods of volatility. As we navigated through the ups and downs that characterized the six-month period, we relied heavily on our global network of analysts. Their expertise guided us to sectors and securities that we believed held the most potential for the Fund.

Throughout the period, we proactively adjusted the portfolio, locking in gains in order to buy into what we considered more attractive opportunities. For example, we increased our exposure to the telecommunications/wireless sector. Our research indicated that this sector, already generating solid performance, would continue to do well because of its positive operating environment, its ability to access capital markets, and its undervalued bond prices. Likewise, we increased our position in the chemicals industry--making it one of our largest overweights--and placed special emphasis on specialty chemicals. This move benefited the Fund's absolute and relative performance, as chemicals was one of the best performing sectors over the final months of the period.

Our research also led us to increase our exposure to airline secured bonds, which produced solid results as the air transportation industry generated strong performance. Furthermore, despite this strong performance, we continue to see undervaluation in this area. We also increased our exposure to the printing/publishing sector on expectations that the sector will outperform as the economy improves.

The largest sector underweights were the Fund's positions in electric-integrated and gas distribution. Many of the companies represented in these sectors were in a severely distressed state, and in need of capital in order to turn themselves around. We did not believe that this could be easily achieved. However, contrary to what we thought, these distressed companies were able to access the capital markets and, in turn, refinance their short-term debt, thus avoiding bankruptcy. As a result, these sectors generated strong performance, and had the greatest negative impact on the Fund's relative performance over the period.

LOOKING AHEAD

We believe that at current levels, high yield market participants have priced in a lot of the positive economic news. However, we anticipate that companies will access the equity markets to deleverage their balance sheets, or to pay for capital expenditures. Also, we expect the improved economic situation to enhance operating results, which should lead to credit upgrades and significantly lower default rates. We believe these positive fundamentals could support the market over the intermediate term.

TOTAL RETURN

                                                    6 MONTHS   1 YEAR     3 YEARS   5 YEARS  INCEPTION*
                                                      ENDED     ENDED      ENDED     ENDED       TO
                                                    12/31/03  12/31/03   12/31/03  12/31/03   12/31/03
-------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class A                             9.01%    22.94%      8.05%     4.52%       4.52%
UBS High Yield Fund Class B                             8.77     22.03        N/A       N/A       10.38
UBS High Yield Fund Class C                             8.73     22.32        N/A       N/A       10.65
UBS High Yield Fund Class Y                             9.31     23.16       8.37      4.82        5.47
UBS High Yield Fund Class A**                           4.14     17.37       6.41      3.56        3.56
UBS High Yield Fund Class B**                           3.77     17.03        N/A       N/A        9.12
UBS High Yield Fund Class C**                           7.98     21.57        N/A       N/A       10.65
Merrill Lynch High Yield Cash Pay Index                 8.52     27.23      10.13      5.47        5.39

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A SHARES IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C SHARES IS 11/07/01. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 9/30/97.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                            PERCENTAGE OF
                                             NET ASSETS
---------------------------------------------------------
AES Corp.
9.375%, due 09/15/10                         2.1%

Mediacom LLC
9.500%, due 01/15/13                         1.7

Tesoro Petroleum Corp.
9.000%, due 07/01/08                         1.2

American Airlines, Inc.
6.977%, due 05/23/21                         1.0

Dynegy Holdings, Inc.
6.875%, due 04/01/11                         0.9

Charter Communications Holdings
10.000%, due 04/01/09                        0.9

Crown Cork & Seal Co., Inc.
8.000%, due 04/15/23                         0.9

Team Health, Inc., Series B
12.000%, due 03/15/09                        0.9

MCI Communications Corp.
6.500%, due 04/15/10                         0.9

Sheridan Acquisition Corp.
10.250%, due 08/15/11                        0.9
---------------------------------------------------------
Total                                       11.4%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

U.S. CORPORATE BONDS

   Aerospace & Military                     2.30%
   Airlines                                 1.98
   Appliances & Household Durables          1.14
   Autos/Durables                           1.81
   Building Materials                       2.02
   CableTV/Pay Services                     3.50
   Chemicals                                6.73
   Computer Systems                         0.60
   Construction                             1.45
   Consumer                                 0.43
   Electric Components                      1.54
   Energy                                   6.57
   Financial Services                       2.51
   Food & House Products                    4.83
   Food and Beverage                        0.59
   Gaming                                   1.73
   Health: Drugs                            0.90
   Health: Non-Drugs                        3.00
   Healthcare                               0.26
   Hotel & Lodging                          1.31
   Housing/Paper                            3.05
   Industrial Components                    0.84
   Leisure & Tourism                        1.90
   Machinery & Engineering                  0.62
   Metals Steel                             1.43
   Miscellaneous Materials                  1.86
   Non-Durables                             0.90
   Packaging & Containers                   1.68
   Publishing                               3.19
   Radio Broadcasting                       1.34
   Real Estate                              1.07
   Recreation                               2.96
   Retail/Apparel                           3.63
   Services/Miscellaneous                   6.10
   Telecommunications                       6.12
   Telecommunications - Wireless            3.67
   Television Broadcasting                  3.86
   Transportation                           0.95
   Utilities                                4.68
                                          ------
         Total U.S. Corporate Bonds        95.05

U.S. Equities
Services/Miscellaneous                      0.35
Convertible Preferred                       0.23
Warrants                                    0.36
SHORT-TERM INVESTMENTS                      1.22
                                          ------
   TOTAL INVESTMENTS                       97.21
CASH AND OTHER ASSETS,
   LESS LIABILITIES                         2.79
                                          ------
NET ASSETS                                100.00%
                                          ======

                 UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
U.S. BONDS -- 95.05%
U.S. CORPORATE BONDS -- 95.05%
ACC Escrow Corp. 144A
  10.000%, due 08/01/11                                  $     1,000,000   $      1,115,000
Accuride Corp.
  9.250%, due 02/01/08                                           625,000            642,188
Activant Solutions, Inc.
  10.500%, due 06/15/11                                          750,000            807,187
Adelphia Communications Corp., Series B (e)
  8.375%, due 02/01/08                                         1,650,000          1,538,625
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                                        1,075,000          1,183,844
Advanstar Communications, Inc. 144A
  10.750%, due 08/15/10                                        1,000,000          1,082,500
AES Corp.
  9.375%, due 09/15/10                                         3,396,000          3,765,315
Ainsworth Lumber Co., Ltd.
  12.500%, due 07/15/07                                        1,250,000          1,468,750
AK Steel Corp.
  7.750%, due 06/15/12                                         1,750,000          1,496,250
Alamosa Delaware, Inc.
  11.000%, due 07/31/10                                          893,000            968,905
Alamosa Holdings, Inc.
  7.500%, due 07/31/13                                             1,375            474,375
Alderwoods Group, Inc.
  12.250%, due 01/02/09                                          750,000            843,750
Alliance Imaging
  10.375%, due 04/15/11                                        1,160,000          1,229,600
Allied Waste North America
  7.875%, due 04/15/13                                           100,000            108,250
American Airlines, Inc.
  6.977%, due 05/23/21                                         1,998,933          1,791,216
  7.155%, due 04/15/06                                         1,000,000            975,892
  8.608%, due 10/01/12                                           875,000            796,818
American Color Graphics, Inc., 144A
  10.000%, due 06/15/10                                          900,000            922,500
American Eco Corp., Series B (e) (f)
  9.625%, due 05/15/08                                         5,500,000                550
American Restaurant Group, Inc., Series D
  11.500%, due 11/01/06                                          300,000            150,000
American Towers, Inc. 144A
  7.250%, due 12/01/11                                         1,000,000          1,017,500
Ameristar Casino, Inc.
  10.750%, due 02/15/09                                          225,000            258,750
AMI Semiconductor, Inc.
  10.750%, due 02/01/13                                          487,000            580,748
Amkor Technologies, Inc.
  9.250%, due 02/15/08                                           100,000            113,500
Amkor Technologies, Inc.
  7.750%, due 05/15/13                                         1,100,000          1,179,750
Anchor Glass Container Corp.
  11.000%, due 02/15/13                                          700,000            812,000
Armor Holdings, Inc. 144A
  8.250%, due 08/15/13                                           600,000            642,000
Atrium Cos., Inc., Series B
  10.500%, due 05/01/09                                        1,025,000          1,096,750
B&G Foods, Inc., Series D
  9.625%, due 08/01/07                                           975,000          1,005,469
Bally Total Fitness Holding Corp., 144A
  10.500%, due 07/15/11                                  $       650,000   $        653,250
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                         1,250,000          1,171,875
Bear Island Paper Co., LLC, Series B
  10.000%, due 12/01/07                                          625,000            534,375
Berry Plastics Corp.
  10.750%, due 07/15/12                                        1,050,000          1,208,812
Better Minerals & Aggregates
  13.000%, due 09/15/09                                          950,000            522,500
Block Communications, Inc.
  9.250%, due 04/15/09                                           500,000            537,500
Blue Ridge Paper Products, Inc. 144A
  9.500%, due 12/15/08                                           650,000            650,000
Brickman Group Ltd., (The)
  11.750%, due 12/15/09                                          750,000            873,750
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                                         1,250,000          1,225,000
Buffets, Inc.
  11.250%, due 07/15/10                                        1,250,000          1,340,625
Building Materials Corp. of America, Series B
  7.750%, due 07/15/05                                           500,000            511,250
Cadmus Communications Corp.
  9.750%, due 06/01/09                                           995,000          1,062,162
Calpine Canada Energy Finance Corp. 144A
  8.500%, due 05/01/08                                         1,500,000          1,196,250
Calpine Corp.
  8.500%, due 02/15/11                                         1,300,000          1,028,625
  8.750%, due 07/15/13                                         1,250,000          1,218,750
Centennial Cellular Corp.
  10.750%, due 12/15/08                                          850,000            896,750
Centennial Cellular Operating Co.
  10.125%, due 06/15/13                                          750,000            823,125
Charter Communications Holdings
  10.000%, due 04/01/09                                        1,850,000          1,646,500
  10.000%, due 05/15/11                                        1,000,000            870,000
Chippac International Co., Ltd., Series B
  12.750%, due 08/01/09                                          325,000            359,125
Cincinnati Bell, Inc. 144A
  8.375%, due 01/15/14                                         1,000,000          1,075,000
Collins & Aikman Products
  10.750%, due 12/31/11                                        1,000,000            982,500
Couche-Tard Finance Corp. 144A
  7.500%, due 12/15/13                                           500,000            523,750
Crown Castle International Corp.
  9.375%, due 08/01/11                                         1,000,000          1,110,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                         1,750,000          1,636,250
Crown Euro Holdings S.A.
  10.875%, due 03/01/13                                        1,000,000          1,176,250
Crown European Holdings S.A.
  9.500%, due 03/01/11                                           875,000            990,937
CSC Holdings, Inc.
  7.875%, due 12/15/07                                           125,000            131,875
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                                         1,050,000          1,105,125
  8.125%, due 08/15/09                                         1,050,000          1,128,750
Desa International, Inc.
  9.875%, due 12/15/07 (e)                                     3,000,000             30,000

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Dobson Communications Corp. 144A
  8.875%, due 10/01/13                                   $       500,000   $        506,250
  10.875%, due 07/01/10                                        1,150,000          1,253,500
DRS Technologies, Inc. 144A
  6.875%, due 11/01/13                                           650,000            667,875
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                           500,000            500,000
Dynegy Holdings, Inc.
  6.875%, due 04/01/11                                         1,800,000          1,658,250
El Pollo Loco, Inc. 144A
  9.250%, due 12/15/09                                           750,000            759,375
Energy Partners Ltd
  8.750%, due 08/01/10                                         1,000,000          1,040,000
Equinox Holdings, Inc. 144A
  9.000%, due 12/15/09                                           900,000            929,250
Equistar Chemicals LP
  6.500%, due 02/15/06                                         1,300,000          1,313,000
  8.750%, due 02/15/09                                           500,000            522,500
Extendicare Health Services, Inc.
  9.350%, due 12/15/07                                         1,075,000          1,107,250
  9.500%, due 07/01/10                                           365,000            405,150
FastenTech, Inc. 144A
  11.500%, due 05/01/11                                        1,000,000          1,081,250
Fedders North America
  9.375%, due 08/15/07                                           845,000            849,225
Felcor Lodging LP
  8.500%, due 06/01/11                                           175,000            189,875
  9.500%, due 09/15/08                                           450,000            486,000
Fisher Scientific International, Inc.
  8.125%, due 05/01/12                                           434,000            465,465
Fort James Corp.
  6.875%, due 09/15/07                                           350,000            369,250
Four M Corp., Series B
  12.000%, due 06/01/06                                          850,000            845,750
Frontier Oil Corp.
  11.750%, due 11/15/09                                          400,000            452,000
FrontierVision Holdings L.P., Series B (e)
  11.875%, due 09/15/07                                          275,000            291,500
Gaylord Entertainment 144A
  8.000%, due 11/15/13                                           400,000            422,000
Gencorp, Inc. 144A
  9.500%, due 08/15/13                                           825,000            855,937
GEO Specialty Chemicals
  10.125%, due 08/01/08                                          475,000            149,625
Georgia -Pacific Corp.
  8.875%, due 05/15/31                                         1,175,000          1,292,500
  9.375%, due 02/01/13                                           750,000            862,500
  9.500%, due 12/01/11                                           500,000            580,000
Giant Industries
  9.000%, due 09/01/07                                         1,100,000          1,122,000
  11.000%, due 05/15/12                                        1,300,000          1,404,000
Granite Broadcasting Corp.
  9.750%, due 12/01/10, 144A                                   1,250,000          1,246,875
  10.375%, due 05/15/05                                          300,000            300,375
Gray Television, Inc.
  9.250%, due 12/15/11                                           680,000            758,200
Grey Wolf, Inc., Series C
  8.875%, due 07/01/07                                           507,000            522,210
Hollinger International Publishing Corp.
  9.000%, due 12/15/10                                           750,000            796,875
Hornbeck-Leevac Marine Services
  10.625%, due 08/01/08                                  $       750,000   $        828,750
Host Marriott LP 144A
  7.125%, due 11/01/13                                         1,250,000          1,275,000
Hyperion Telecommunications (e)
  12.000%, due 11/01/07                                        2,000,000              5,000
IASIS Healthcare Corp.
  8.500%, due 10/15/09                                         1,250,000          1,303,125
IMC Global, Inc.
  11.250%, due 06/01/11                                        1,500,000          1,650,000
  10.875%, due 08/01/13, 144A                                    500,000            547,500
Ingles Markets, Inc.
  8.875%, due 12/01/11                                         1,000,000          1,005,000
Insight Communications Co., Inc. (c)
  12.250%, due 02/15/11                                        1,425,000          1,218,375
Interface, Inc.
  10.375%, due 02/01/10                                        1,000,000          1,057,500
Intrawest Corp. 144A
  7.500%, due 10/15/13                                           400,000            416,000
IPC Acquisition Corp.
  11.500%, due 12/15/09                                          825,000            899,250
Jacobs Entertainment Co.
  11.875%, due 02/01/09                                          750,000            840,000
Jafra Cosmetics International, Inc.
  10.750%, due 05/15/11                                          750,000            823,125
John Q. Hammons Hotels, Inc., Series B
  8.875%, due 05/15/12                                           900,000            992,250
Kansas City Southern
  7.500%, due 06/15/09                                           850,000            871,250
Land O Lakes, Inc.
  8.750%, due 11/15/11                                         1,500,000          1,312,500
Le-Natures, Inc., 144A
  9.000%, due 06/15/13                                         1,000,000          1,055,000
Levi Strauss & Co
  12.250%, due 12/15/12                                          650,000            422,500
Luigino's, Inc.
  10.000%, due 02/01/06                                        1,450,000          1,486,250
MTR Gaming Group, Inc.
  9.750%, due 04/01/10                                         1,350,000          1,444,500
Mail-Well Corp., Series B
  8.750%, due 12/15/08                                           570,000            568,575
Majestic Star LLC Capital 144A
  9.500%, due 10/15/10                                         1,200,000          1,230,000
Massey Energy Co.
  6.950%, due 03/01/07                                           575,000            589,375
MCI Communications Corp. (e)
  6.500%, due 04/15/10                                         2,000,000          1,610,000
Mediacom LLC
  9.500%, due 01/15/13                                         2,890,000          3,063,400
Merisant Co., 144A
  9.500%, due 07/15/13                                           850,000            905,250
Meristar Hospitality Corp.
  9.000%, due 01/15/08                                         1,025,000          1,071,125
  9.125%, due 01/15/11                                           350,000            371,000
Millar Western Forest 144A
  7.750%, due 11/15/13                                         1,000,000          1,037,500
Millennium America, Inc.
  7.000%, due 11/15/06                                           500,000            512,500
  9.250%, due 06/15/08                                         1,000,000          1,090,000

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
Mirant Americas Generation, Inc. (e)
  7.625%, due 05/01/06                                   $     1,450,000   $      1,225,250
Mothers Work, Inc.
  11.250%, due 08/01/10                                          700,000            777,875
Nexstar Finance Holdings, Inc., LLC, 144A
  11.375%, due 04/01/13                                        1,325,000            968,906
Nortek Holdings, Inc., Series B
  9.125%, due 09/01/07                                           600,000            620,250
  9.250%, due 03/15/07                                           625,000            642,188
  9.875%, due 06/15/11                                           200,000            220,500
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                        1,250,000          1,387,500
Orion Refining Corp. (e) (f) (g)
  10.000%, due 11/15/04                                        3,829,177                383
Owens-Brockway Glass Corp.
  8.875%, due 02/15/09                                           700,000            767,375
Owens-Illinois, Inc.
  7.350%, due 05/15/08                                           400,000            410,500
Pacifica Papers, Inc.
  10.000%, due 03/15/09                                          595,000            630,700
Parker Drilling Corp., Series B
  10.125%, due 11/15/09                                        1,000,000          1,060,000
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                         1,000,000          1,045,000
Penn National Gaming, Inc.
  8.875%, due 03/15/10                                           975,000          1,057,875
Perry Ellis International, Inc. 144A
  8.875%, due 09/15/13                                           525,000            552,563
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                                         1,000,000          1,082,500
Petco Animal Supplies, Inc.
  10.750%, due 11/01/11                                        1,190,000          1,392,300
Plains Exploration & Production Co., Series B
  8.750%, due 07/01/12                                           825,000            906,469
Pliant Corp., 144A
  11.125%, due 09/01/09                                          750,000            810,000
Premier Graphics, Inc. (e) (f) (g)
  11.500%, due 12/01/05                                        4,250,000                  0
Prime Hospitality Corp., Series B
  8.375%, due 05/01/12                                           575,000            593,688
Prime Medical Services, Inc.
  8.750%, due 04/01/08                                         1,400,000          1,351,000
Qwest Capital Funding, Inc.
  7.000%, due 08/03/09                                           950,000            942,875
Qwest Corp., 144A
  8.875%, due 03/15/12                                           550,000            631,125
Qwest Services Corp., 144A
  13.500%, due 12/15/10                                          785,000            953,775
R.H. Donnelly, Inc.
  9.125%, due 06/01/08                                         1,100,000          1,146,750
Reliant Resources, Inc., 144A
  9.250%, due 07/15/10                                           600,000            636,000
  9.500%, due 07/15/13                                           500,000            535,000
Rhodia S.A., 144A
  8.875%, due 06/01/11                                         1,545,000          1,421,400
River Rock Entertainment Authority 144A
  9.750%, due 11/01/11                                         1,000,000          1,075,000
Rockwood Specialties Group, Inc. 144A
  10.625%, due 05/15/11                                        1,150,000          1,282,250
Roundy's, Inc., Series B
  8.875%, due 06/15/12                                   $       600,000   $        640,500
Samina Corp.
  10.375%, due 01/15/10                                          450,000            526,500
SBA Communications Corp.
  10.250%, due 02/01/09                                          750,000            736,875
Sbarro, Inc.
  11.000%, due 09/15/09                                          930,000            734,700
Sequa Corp.
  9.000%, due 08/01/09                                           725,000            799,312
Sheridan Acquisition Corp. 144A
  10.250%, due 08/15/11                                        1,500,000          1,591,875
Sinclair Broadcast Group, Inc.
  8.000%, due 03/15/12                                           725,000            783,000
  8.750%, due 12/15/11                                           500,000            555,000
Stone Container Corp.
  8.375%, due 07/01/12                                           500,000            542,500
Team Health, Inc., Series B
  12.000%, due 03/15/09                                        1,500,000          1,620,000
Tekni-plex, Inc.
  12.750%, due 06/15/10                                          900,000            981,000
Tembec Industries, Inc.
  7.750%, due 03/15/12                                         1,000,000            995,000
  8.500%, due 02/01/11                                           250,000            258,750
  8.625%, due 06/30/09                                           250,000            257,500
Tenneco Automotive, Inc.
  11.625%, due 10/15/09                                          250,000            270,000
  10.250%, due 07/15/13                                          750,000            853,125
Terra Capital, Inc.
  11.500%, due 06/01/10                                          500,000            522,500
  12.875%, due 10/15/08                                          750,000            885,000
Tesoro Petroleum Corp.
  9.000%, due 07/01/08                                         2,000,000          2,075,000
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                         1,300,000          1,303,250
Town Sports International, Inc.
  9.625%, due 04/15/11                                         1,000,000          1,070,000
Trico Marine Services, Inc.
  8.875%, due 05/15/12                                           500,000            365,000
Triton PCS, Inc.
  9.375%, due 02/01/11                                         1,000,000          1,020,000
Tropical Sportswear Int'l Corp., Series A
  11.000%, due 06/15/08                                          525,000            425,250
U.S. Unwired, Inc.
  13.375%, due 11/01/09                                        1,250,000            906,250
Unisys Corp.
  6.875%, due 03/15/10                                           250,000            270,625
Universal Hospital Services, Inc. 144A
  10.125%, due 11/01/11                                        1,100,000          1,155,000
Vertis, Inc., Series B
  10.875%, due 06/15/09                                        1,000,000          1,062,500
Von Hoffmann Press, Inc.
  10.250%, due 03/15/09                                          725,000            772,125
  10.375%, due 05/15/07                                          750,000            756,562
Westlake Chemical Corp. 144A
  8.750%, due 07/15/11                                           750,000            821,250
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                        1,275,000          1,351,500

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------   ----------------
William Carter Co., Series B
  10.875%, due 08/15/11                                  $       503,000   $        580,965
WRC Media, Inc.
  12.750%, due 11/15/09                                        1,500,000          1,432,500
Wynn Las Vegas LLC
  12.000%, due 11/01/10                                          375,000            441,563
XM Satellite Radio, Inc.
  12.000%, due 06/15/10                                          800,000            904,000
Young Broadcasting, Inc.
  8.500%, due 12/15/08                                           625,000            671,875
                                                                           ----------------
Total U.S. Bonds (Cost $187,674,914)                                            170,861,404
                                                                           ----------------

                                                             SHARES
                                                         ---------------
EQUITIES -- 0.35%
COMMON STOCKS -- 0.35%
AIRLINES -- 0.00%
Sabreliner Corp. (f) (g)                                           8,400                  0
                                                                           ----------------
ELECTRONICS -- 0.00%
Communications & Power Industries
  Holding Corp. (b) (f) (g)                                        1,400                  0
                                                                           ----------------
FOOD & HOUSEHOLD PRODUCTS -- 0.00%
Aurora Foods, Inc. (b) (f) (g)                                       174                  1
                                                                           ----------------
RETAIL/APPAREL -- 0.00%
Samuels Jewelers, Inc. (b) (f) (g)                               605,400              5,448
                                                                           ----------------
SERVICES/MISCELLANEOUS -- 0.35%
Metal Management, Inc. (b) (f)                                    16,785            619,870
Waste Systems International, Inc. (f) (g)                        664,249                  0
                                                                           ----------------
                                                                                    619,870
                                                                           ----------------
TELECOMMUNICATIONS- SERVICES -- 0.00%
PNV, Inc. (b) (f)                                                 79,417                 24
RCN Corp. (b)                                                        466                373
                                                                           ----------------
                                                                                        397
                                                                           ----------------
                                                                                    625,716
                                                                           ----------------
CONVERTIBLE PREFERRED -- 0.23%
METALS - STEEL -- 0.00%
Weirton Steel Corp., Series C
  Convertible (Zero Coupon)                                        1,800                666
                                                                           ----------------
PUBLISHING -- 0.23%
CSC Holdings, Inc.
  Series M, PIK, 11.125%                                           4,000            420,000
                                                                           ----------------
WARRANTS (b) -- 0.36%
Arcadia Financial Ltd.,
  expires 03/15/07 (f) (g)                                         6,000                  0
Pathnet, Inc.
  expires 04/15/08 (f) (g)                                         6,275                  0
Dayton Superior Corp., 144A,
  expires 06/15/09 (f)                                               225                  2
Electronic Retailing Systems International, Inc.,
  144A expires 02/01/04 (f)                                       13,700                  0
InterAct Electronic Marketing, Inc., 144A
  expires 12/31/09 (f) (g)                                        19,500                  0
Knology, Inc., 144A,
  expires 10/15/07 (f) (g)                                        16,995                  0
Nuco2, Inc. (f) (g)                                              109,290            640,439
Pliant Corp., expires 06/01/10 (f)                                   160   $              5
UIH Australia Pacific, Inc.,
  expires 05/15/06 (f) (g)                                        10,000                  0
Wam!Net, Inc.,
  expires 03/01/05 (f) (g)                                        26,250                  0
                                                                           ----------------
                                                                                    640,446
                                                                           ----------------
Total Equities (Cost $23,184,127)                                                 1,686,828
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 1.22%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $2,198,275)                                            2,198,275          2,198,275
                                                                           ----------------
Total Investments
  (Cost $213,057,316) -- 97.21% (a)                                             174,746,507
Cash and other assets,
  less liabilities -- 2.79%                                                       5,007,996
                                                                           ----------------
Total Net Assets -- 100%                                                   $    179,754,503
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $213,057,316; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                                  $     12,086,027
            Gross unrealized depreciation                                       (50,396,836)
                                                                           ----------------
                     Net unrealized depreciation                           $    (38,310,809)
                                                                           ================

(b) Non-income producing security.
(c) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003. Maturity date disclosed is the ultimate maturity date.
(d) Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
(e) Security is in default.
(f) Security is illiquid. These securities amounted to $1,266,722 or 0.70% of net assets.
(g) Security is being fair valued by a management committee under the direction of the Board of Trustees. At December 31, 2003, the value of these securities amounted to $646,271 or 0.36% of net assets.

%   Represents a percentage of net assets
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $35,500,461 or 19.75% of net assets.
PIK:   Payment in Kind.

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY FUND

Over the six months ended December 31, 2003, Class Y shares of UBS International Equity Fund returned 23.77%, compared to the 26.42% return for the Fund's benchmark, the MSCI World Ex USA (Free) Index (the "Index"). Since inception on August 31, 1993, the Fund's Class Y shares have returned 4.41% on an annualized basis, compared to 4.48% for the Index. (Returns for all share classes over various time periods are shown on page 87. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While the Fund did well on an absolute basis, it underperformed the Index because of underweights to technology hardware, Japanese bank stocks and some small cap areas of the market that were driven primarily by a speculative wave.

SIX-MONTH MARKET REVIEW
After a modest start, international stock markets--aided by double-digit returns in the last three months of the review period -- delivered strong returns for investors over the six months ended December 31, 2003.

The strong showing of the foreign markets was driven primarily by the global economic recovery. A steady stream of improving global economic statistics, combined with the quick resolution of major combat in Iraq, succeeded in restoring investor confidence. As a result, formerly risk-averse investors returned to stocks.

Almost every foreign country offered opportunities for growth, but emerging markets were clearly the stars. Highly cyclical, they attracted investors eager to capitalize on the rapidly expanding global economy. In Europe, market performance was led by Germany. Finally, in the wake of SARS, unexpected success came from the Asian markets, especially Japan. Reversing a decade-long decline, the Japanese stock market posted a positive return over the period.

Across all of these markets, there was a preference for lower-quality, more speculative stocks. In fact, technology and Internet-related stocks, which had lost nearly all of their value in the bear market of the past few years, rebounded sharply. The strong global economic recovery also boosted cyclical industries, including auto, paper and mining.

GLOBAL NETWORK OF ANALYSTS GUIDED SECTOR STRATEGY
Our disciplined investment approach relies on in-depth research and analysis to identify stocks selling for less than their intrinsic value. Employing an extensive network of global analysts and investment specialists, we thoroughly review the underlying fundamentals of a country, industry or sector, looking for price-to-intrinsic value discrepancies. This research process proved effective during the six months covered by this report, helping to drive the Fund to strong absolute performance.

Historically, low-cost, low-quality stocks tend to outperform during the early stages of an economic recovery. Investors are drawn to their depressed prices and their potential to produce immediate profits in a recovery period. Our analysis determined, however, that many of these higher-risk securities, including those found in the semiconductors and technology hardware areas, did not have long-term investment merit and were not appropriate for our portfolio. Instead, our investment process guided us toward fundamentally sound companies in areas such as healthcare, financial services and utilities.

Within healthcare--which was one of the Fund's largest overweights relative to the Index over the period--we identified opportunities in select pharmaceutical companies that offered attractive valuations and the potential to deliver long-term sustainable growth. In financial services, we increased our exposure to the sector, and it ultimately was our largest overweight at period-end. Based on research findings, we opted to underweight insurance companies in this sector, concentrating instead on more promising areas, including banks. Some specific examples of holdings in this sector were Royal Bank of Scotland, Westpac Bank, and Barclays. The exception was Japanese banks, where an underweight to lower-quality names, which did well, hurt performance. Within telecommunications, we benefited from our focus on companies--including Vodafone--with strong market positions and acceptable debt loads.

Alternately, we underweighted some sectors whose valuations reflected the fact that they had a run of strong performance, including industrial cyclicals and technology hardware. As we have already noted, technology hardware was a beneficiary of the speculative trend that was dominating the market. As a result, our underweight to the sector ultimately proved to be a primary factor behind the Fund's relative underperformance over the period.

On a geographic level, the Fund's weighting reflected our sector and regional views. Overweights to continental Europe and the UK were a result of both stock-specific views and the attractive valuations of those markets. We underweighted Germany, because many of the companies in this space were significantly leveraged (both financially and economically), and because we felt its deep cyclical structure was not attractively valued. However, the outperformance of this market detracted from the Fund's relative performance. Finally, we reduced our underweight to Japan modestly when we found some buying opportunities in the export sector.

While we cited currency allocation as a major factor behind performance when we last reported to you, it provided little contribution over the last six months. Currency positions were scaled back during the year as the euro outperformed versus the pound sterling, and the Australian dollar appreciated versus the yen. By year-end, our currency position was near neutral.

LOOKING AHEAD

We are optimistic about the opportunities in the international stock markets in 2004, although we are not expecting gains in line with what we saw in 2003. In our opinion, the technology sectors are fully valued, even on optimistic assumptions.

TOTAL RETURN

                                         6 MONTHS    1 YEAR    3 YEARS    5 YEARS  10 YEARS  INCEPTION*
                                           ENDED      ENDED     ENDED      ENDED     ENDED       TO
                                         12/31/03   12/31/03  12/31/03   12/31/03  12/31/03   12/31/03
--------------------------------------------------------------------------------------------------------
UBS International Equity Fund Class A       23.36%     31.24%    -2.29%      0.12%      N/A        0.91%
UBS International Equity Fund Class B       22.95      30.30       N/A        N/A       N/A        7.71
UBS International Equity Fund Class C       23.04      30.21       N/A        N/A       N/A        7.33
UBS International Equity Fund Class Y       23.77      31.66     -2.09       0.33      4.93%       4.41
UBS International Equity Fund Class A**     16.52      24.07     -4.12      -1.00       N/A        0.04
UBS International Equity Fund Class B**     17.95      25.30       N/A        N/A       N/A        5.71
UBS International Equity Fund Class C**     22.04      29.21       N/A        N/A       N/A        7.33
MSCI World Ex USA (Free) Index              26.42      39.49     -2.61       0.42      4.76        4.48

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 2/12/02 AND 1/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX, IS 8/31/93.

**   RETURNS INCLUDE SALES CHARGES.

PERFORMANCE IS NET OF WITHHOLDING TAXES ON DIVIDENDS PAID ON INVESTMENTS.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                          PERCENTAGE OF
                                           NET ASSETS
-------------------------------------------------------
Vodafone Group PLC                              2.9%
Total S.A., Class B                             2.8
BP PLC                                          2.8
Nestle S.A.                                     2.8
GlaxoSmithKline PLC                             2.4
Royal Bank of Scotland Group                    2.1
Shell Transport & Trading Co. PLC               2.0
Honda Motor Co., Ltd.                           2.0
Diageo PLC                                      1.9
Bank of Ireland                                 1.8
-------------------------------------------------------
Total                                          23.5%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003 (UNAUDITED)

INTERNATIONAL EQUITIES
   Aerospace & Defense                         0.64%
   Appliances & Household Durables             0.48
   Autos/Durables                              3.43
   Banks                                      17.60
   Beverages & Tobacco                         2.25
   Broadcasting & Publishing                   4.27
   Building Materials                          1.37
   Chemicals                                   4.14
   Computer Software                           0.64
   Construction                                1.74
   Data Processing                             0.54
   Electric Components                         2.86
   Electronics                                 0.38
   Energy                                      5.31
   Financial Services                          3.99
   Food & House Products                       6.06
   Forest Products                             0.73
   Health: Drugs                               8.07
   Health: Non-Drugs                           1.47
   Housing/Paper                               1.04
   Industrial Components                       0.31
   Insurance                                   1.91
   Machinery & Engineering                     0.62
   Merchandising                               1.47
   Metals Non-Ferrous                          2.07
   Multi-Industry                              0.58
   Oil                                         2.04
   Paper & Forest Products                     0.14
   Publishing & Printing                       0.30
   Real Estate                                 1.20
   Recreation                                  1.97
   Retail/Apparel                              0.85
   Services/Miscellaneous                      1.52
   Telecommunications                          9.28
   Transportation                              2.24
   Utilities                                   2.21
   Wholesale & International Trade             0.64
                                             ------
         Total International Equities         96.36
International Corporate Bonds                  0.35
Investments of Cash Collateral
   for Securities Loaned                       6.76
SHORT-TERM INVESTMENTS                         2.51
                                             ------
   TOTAL INVESTMENTS                         105.98
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                               (5.98)
                                             ------
NET ASSETS                                   100.00%
                                             ======

            UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              SHARES            VALUE
                                                         ---------------   ----------------
INTERNATIONAL EQUITIES -- 96.36%
AUSTRALIA -- 3.77%
Australia & New Zealand
  Banking Group Ltd.                                              49,860   $        664,184
Australian Gas Light Co., Ltd.                                    37,620            318,311
News Corp., Ltd., Preferred                                       50,988            384,169
QBE Insurance Group Ltd. (c)                                      91,734            732,639
Rio Tinto Ltd.                                                       459             12,865
Westpac Banking Corp.                                            123,491          1,487,776
Woolworths Ltd.                                                   33,748            300,043
                                                                           ----------------
                                                                                  3,899,987
                                                                           ----------------
BELGIUM -- 1.11%
Fortis                                                            56,853          1,143,084
                                                                           ----------------
CANADA -- 4.07%
Alcan, Inc.                                                       21,940          1,028,366
Bank of Nova Scotia (c)                                           14,400            733,233
BCE, Inc.                                                         25,600            572,521
Canadian National Railway Co.                                      9,700            615,515
Magna International, Inc., Class A                                 4,000            322,043
Toronto Dominion Bank                                             27,800            931,292
                                                                           ----------------
                                                                                  4,202,970
                                                                           ----------------
FINLAND -- 2.30%
Nokia Oyj                                                         93,892          1,623,687
UPM-Kymmene Oyj (c)                                               39,478            752,911
                                                                           ----------------
                                                                                  2,376,598
                                                                           ----------------
FRANCE -- 9.42%
Aventis S.A. (c)                                                  26,913          1,778,811
BNP Paribas (b) (c)                                               23,867          1,502,826
Cap Gemini S.A. (b) (c)                                           14,829            658,589
Compagnie de Saint-Gobain                                          8,941            437,689
France Telecom S.A. (b)                                           34,131            975,540
Sanofi-Synthelabo S.A                                              4,410            332,085
Suez S.A                                                          29,720            597,174
Total S.A                                                         15,528          2,887,017
Unibail (c)                                                        6,035            565,972
                                                                           ----------------
                                                                                  9,735,703
                                                                           ----------------
GERMANY -- 0.61%
Allianz AG (c)                                                     2,662            336,041
Bayer AG                                                          10,118            296,342
                                                                           ----------------
                                                                                    632,383
                                                                           ----------------
HONG KONG -- 0.49%
Cheung Kong Holdings Ltd.                                         64,000            509,042
                                                                           ----------------
IRELAND -- 2.81%
Bank of Ireland                                                  136,311          1,856,911
CRH PLC                                                           50,951          1,046,269
                                                                           ----------------
                                                                                  2,903,180
                                                                           ----------------
ITALY -- 3.43%
Assicurazioni Generali Spa (c)                                    20,076            531,781
ENI Spa (c)                                                       84,944          1,602,879
UniCredito Italiano Spa (c)                                      261,805          1,413,377
                                                                           ----------------
                                                                                  3,548,037
                                                                           ----------------
JAPAN -- 16.60%
AIFUL Corp.                                                        7,450   $        545,003
Canon, Inc.                                                       12,000            558,738
Fuji Photo Film Co., Ltd.                                         23,000            742,559
Funai Electric Co. Ltd                                             2,000            274,517
Honda Motor Co., Ltd.                                             47,200          2,096,408
Hoya Corp.                                                         4,600            422,357
Kao Corp.                                                         42,000            854,344
Keyence Corp.                                                        900            189,708
Mitsubishi Corp.                                                  62,000            657,199
Mitsubishi Tokyo Financial Group, Inc.                                56            436,839
Mitsui Fudosan Co., Ltd.                                          18,000            162,583
Murata Manufacturing Co., Ltd.                                     5,600            302,547
Nintendo Co., Ltd.                                                13,900          1,297,005
Nippon Telegraph & Telephone Corp.                                   124            598,190
Nippon Unipac Holding                                                 28            144,481
NTT DoCoMo, Inc.                                                     303            687,030
Rohm Co., Ltd.                                                     6,200            726,621
Sekisui House Ltd.                                                54,000            557,787
Sompo Japan Insurance, Inc. (c)                                  120,000            986,470
Sumitomo Chemical Co., Ltd.                                       60,000            247,457
Sumitomo Mitsui Financial Group, Inc.                                104            554,110
Taiheiyo Cement Corp.                                                600              1,696
Takeda Chemical Industries Ltd.                                   33,600          1,332,462
Takefuji Corp.                                                     3,540            165,488
Toppan Printing Co., Ltd.                                         30,000            312,121
Toyota Industries Corp.                                           24,000            509,471
Toyota Motor Corp.                                                42,700          1,442,325
West Japan Railway Co.                                                88            345,694
                                                                           ----------------
                                                                                 17,151,210
                                                                           ----------------
NETHERLANDS -- 7.00%
ABN AMRO Holding NV                                               49,138          1,149,735
Koninklijke Philips Electronics NV                                34,629          1,011,177
Reed Elsevier NV                                                 119,587          1,485,787
TPG NV                                                            57,720          1,351,993
VNU NV                                                            46,410          1,466,411
Wolters Kluwer NV                                                 48,844            763,958
                                                                           ----------------
                                                                                  7,229,061
                                                                           ----------------
PORTUGAL -- 0.77%
Electricidade de Portugal S.A                                     67,540            178,051
Portugal Telecom, SGPS, S.A                                       61,020            614,202
                                                                           ----------------
                                                                                    792,253
                                                                           ----------------
SPAIN -- 2.65%
Antena 3 Television, S.A
Banco Bilbao Vizcaya Argentaria S.A                               94,256          1,301,846
Banco Santander Central Hispano S.A                               56,597            670,340
Telefonica S.A                                                    52,029            763,897
                                                                           ----------------
                                                                                  2,736,083
                                                                           ----------------
SWEDEN -- 4.33%
Electrolux AB, B Shares                                           22,800            500,660
Hennes & Mauritz AB, B Shares                                     24,350            578,690
Nordea AB (c)                                                    134,000          1,005,656
Svenska Cellulosa AB                                              26,290          1,074,210
Svenska Handelsbanken AB                                          26,150            534,245
Swedish Match AB                                                  76,140            777,770
                                                                           ----------------
                                                                                  4,471,231
                                                                           ----------------

                                                              SHARES            VALUE
                                                         ---------------   ----------------
SWITZERLAND -- 7.17%
Adecco S.A                                                        12,108   $        778,319
Givaudan S.A                                                         866            449,543
Holcim Ltd.                                                       11,520            536,529
Nestle S.A. (c)                                                   11,545          2,884,499
Novartis AG                                                       14,462            656,593
Roche Holding AG                                                  17,104          1,725,267
Swiss Reinsurance Co.                                              5,507            371,809
                                                                           ----------------
                                                                                  7,402,559
                                                                           ----------------
UNITED KINGDOM -- 29.83%
AstraZeneca PLC                                                   22,924          1,099,807
Balfour Beatty PLC                                                50,595            197,902
Barclays PLC                                                     200,779          1,790,840
BOC Group PLC                                                     26,421            403,686
BP PLC                                                           355,783          2,885,192
BT Group PLC                                                     209,336            705,456
Carlton Communications PLC                                        76,303            314,167
Centrica PLC                                                     179,262            677,114
Compass Group PLC                                                 83,702            569,391
Diageo PLC                                                       148,631          1,955,636
Electrocomponents PLC                                             78,264            455,341
Gallaher Group PLC                                               143,839          1,544,967
GlaxoSmithKline PLC                                              109,610          2,511,606
HSBC Holdings PLC                                                 53,921            847,508
Invensys PLC                                                     396,042            129,388
Kesa Electricals PLC                                              86,166            396,810
Kingfisher PLC (b)                                               176,470            879,807
National Grid Transco PLC                                        151,115          1,082,755
Rentokil Initial PLC                                             228,784            778,163
Rio Tinto PLC                                                     39,861          1,101,046
Rolls-Royce Group PLC                                            207,686            658,999
Royal Bank of Scotland Group PLC                                  72,875          2,147,335
Scottish & Southern Energy PLC                                    84,785          1,021,469
Shell Transport & Trading Co. PLC                                282,767          2,103,251
Tesco PLC                                                        329,737          1,521,450
Vodafone Group PLC                                             1,227,537          3,043,517
                                                                           ----------------
                                                                                 30,822,603
                                                                           ----------------
Total International Equities
  (Cost $72,566,583)                                                             99,555,984
                                                                           ----------------

                                                             FACE
                                                             AMOUNT
                                                         ---------------
INTERNATIONAL BONDS -- 0.35%
CAYMAN ISLANDS -- 0.35%
SMFG Finance Ltd.,
  144A 2.25%, due 07/11/05 (d)                           JPY  21,000,000            357,229
                                                                           ----------------
Total International Bonds
  (Cost $222,030)                                                                   357,229
                                                                           ----------------

                                                             SHARES
                                                         ---------------
SHORT-TERM INVESTMENTS -- 2.51%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $2,589,409)                                            2,589,409          2,589,409
                                                                           ----------------
INVESTMENTS OF CASH COLLATERAL FOR
  SECURITIES LOANED -- 6.76%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $6,986,516)                                            6,986,516   $      6,986,516
                                                                           ----------------
Total Investments
  (Cost $82,364,538)  105.98% (a)                                               109,489,138
Liabilities, in excess of cash and
  other assets -- (5.98%)                                                        (6,175,917)
                                                                           ----------------
Total Net Assets -- 100%                                                   $    103,313,221
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $82,364,538; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $     27,501,790
            Gross unrealized depreciation                                          (377,190)
                                                                           ----------------
                     Net unrealized appreciation                           $     27,124,600
                                                                           ================

(b)  Non-income producing security
(c)  Security, or portion thereof, was on loan at December 31, 2003.
(d)  Security is in default.
144A: Security exemption from registration under Rule 144A of the Securities Act of 1933. This securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted to $357,229 or 0.35% of net assets.

%    Represents a percentage of net assets

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                                       SETTLEMENT      LOCAL        CURRENT      UNREALIZED
                                                                          DATE       CURRENCY        VALUE       GAIN/(LOSS)
                                                                       ----------   -----------   -----------    ----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Australian Dollar (AUD)                                                 06/03/04      1,100,000   $   813,986    $   40,686
Canadian Dollar (CAD)                                                   06/03/04      2,100,000     1,615,115        26,673
Danish Krone (DKK)                                                      06/03/04      4,000,000       674,715        42,704
Euro (EUR)                                                              06/03/04      1,750,000     2,198,550       122,695
Hong Kong Dollar (HKD)                                                  06/03/04      7,300,000       944,083           955
Japanese Yen (JPY)                                                      01/05/04     83,000,000       774,470         1,802
Japanese Yen (JPY)                                                      01/06/04     96,100,000       896,735         1,530
Japanese Yen (JPY)                                                      06/03/04    420,000,000     3,938,123        82,897
Singapore Dollar (SGD)                                                  06/03/04      1,200,000       707,686         8,263

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
British Pound (GBP)                                                     06/03/04      5,000,000     8,843,873      (442,756)
Japanese Yen (JPY)                                                      06/03/04     53,700,000       503,517         1,182
Swedish Krona (SEK)                                                     06/03/04     15,400,000     2,125,938      (100,849)
Swiss Franc (CHF)                                                       06/03/04        500,000       405,748        (5,290)
                                                                                                                 ----------
     Total net unrealized loss on Forward Foreign Currency Contracts                                             $ (219,508)
                                                                                                                 ==========

                 See accompanying notes to financial statements.

UBS U.S. VALUE EQUITY FUND

Over the six months ended December 31, 2003, Class Y shares of UBS U.S. Value Equity Fund returned 16.41%, in line with the 16.55% return of the Russell 1000 Value Index (the "Index"). Since the Fund's inception on June 29, 2001, through December 31, 2003, its Class Y shares have generated an average annual return of 3.93% per year, compared to a 1.98% return for the Index. (Returns for all share classes over various time periods are shown on page 94. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's focus on quality--on both an industry and an individual stock level-- supported relative performance during the six-month period. In particular, the Fund benefited from overweights in construction, banking and healthcare, as well as an underweight in technology hardware.

We believe the Fund's performance over the semiannual period underscores the effectiveness of our price to intrinsic value approach. The Fund's focus on quality produced strong positive results, despite the fact that, overall, more speculative stocks were the market leaders over the year.

SIX-MONTH MARKET REVIEW
Historically, stock styles have moved in cycles, with either growth or value clearly outperforming over a given period of time. The six months ended December 31, 2003 defied this convention, however, as the broad based market rally allowed both styles to deliver strong returns, with value slightly outperforming growth. The market as a whole rose 16.28%, as measured by the Russell 3000 Index, while the Russell 1000 Value and Growth Indexes returned 16.55% and 14.73%, respectively.

In general, the last six months represented quite a comeback story for the market. The economy gained momentum, spurred on by aggressive fiscal stimulus (including increased government spending and tax cuts), and the lowest short-term interest rates in 45 years. The abundance of improving economic statistics buoyed investors, who, optimistic that a recovery was finally underway, rotated their portfolios back into stocks.

Virtually every sector of the equity market benefited, but the more speculative issues--that is, low-cost, low-quality stocks--led the rally. In fact, many of the stocks that suffered so conspicuously in recent years were the top performers during the review period. This included stocks in Internet services, semiconductors and communications technology.

On a capitalization basis, small-cap stocks were the best performing segment of the market, outpacing both mid- and large-cap stocks. From July 1, 2003 through December 31, 2003, the Russell 2000 Index (a measure of small cap stock performance) posted a gain of 24.92%, compared to a 15.47% return for the Russell Midcap Index, and a 12.34% return for the Russell 1000 Index. The technology-laden Nasdaq Composite turned in the best performance, however, climbing 23.45% over the six months.

OUR RESEARCH LED US TO IDENTIFY COMPELLING OPPORTUNITIES

Our disciplined investment approach relies on in-depth research and analysis to identify stocks we believe are selling for less than their price to intrinsic value. Using an extensive global network of analysts and investment specialists, we thoroughly review a company's underlying fundamentals and employ forward-looking projections to seek to determine its ability to generate future cash flow.

Throughout the period, our analysis indicated that the majority of the market was trading in the fair value range. The exception was the more speculative end of the market, where investor interest drove up the prices of stocks in some sectors, such as technology hardware, beyond what we believed was justified by the underlying fundamentals. With fewer price-to-intrinsic value opportunities available, we relied on our research to uncover securities that we believed had the potential to enhance investment results.

On an industry level, this research led us to overweight banking, construction and healthcare, positions that added to our performance relative to the Index. In banking, we focused on companies, including Citigroup, that we believed were benefiting from a prior consolidation trend within the industry. In healthcare, our analysis uncovered a number of solid pharmaceutical companies selling at, in our opinion, very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines, including Wyeth. These holdings rose in value as investors realized their true worth. Finally, in construction, we identified opportunities that have benefited from the robust housing market of the last several years. A notable position within this sector was Masco, a building products manufacturer and installer.

Our most notable industry underweight, and perhaps the greatest detractor from performance over the period, was computer hardware, specifically, semiconductors. Semiconductors numbered among the top performing sectors in 2003. However, while we saw improvement in the industry's underlying fundamentals, we did not believe it supported the price appreciation that these stocks were seeing.

On an individual stock level, some notable holdings included Nextel, which continued to perform well as competitors' offerings lagged well behind the industry standard the company has established. Martin Marietta Materials rallied when state budgets strengthened, and, as a result, the potential for highway construction initiatives grew. Alternately, we saw disappointing results from Newell Rubbermaid, which we no longer own.

LOOKING AHEAD
As the economic recovery continues to unfold, we believe we will see a return to conventional wisdom, whereby investors reward companies with superior balance sheets and proven earnings trends. That said, we feel that the broad market is fairly valued; for this reason, we believe bottom-up stock selection will be the driver of performance in 2004. As always, we remain committed to our research-based investment approach, searching for opportunities with the potential to generate superior risk-adjusted returns over the long term. Currently, we are finding these opportunities in the healthcare and financials sectors, which remain attractive.

TOTAL RETURN

                                                                      6 MONTHS     1 YEAR   INCEPTION*
                                                                        ENDED       ENDED       TO
                                                                      12/31/03    12/31/03   12/31/03
-------------------------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class A                                       16.30%      30.45%       4.76%
UBS U.S. Value Equity Fund Class B                                       15.79       29.42        5.42
UBS U.S. Value Equity Fund Class C                                       15.87       29.49        5.20
UBS U.S. Value Equity Fund Class Y                                       16.41       30.85        3.93
UBS U.S. Value Equity Fund Class A**                                      9.92       23.32        1.92
UBS U.S. Value Equity Fund Class B**                                     10.79       24.42        4.09
UBS U.S. Value Equity Fund Class C**                                     14.87       28.49        5.20
Russell 1000 Value Index                                                 16.55       30.03        1.98

* INCEPTION DATES OF UBS U.S. VALUE EQUITY FUND CLASS A IS 12/07/01. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/08/01 AND 12/12/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND THE INDEX, IS 6/29/01.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003 (UNAUDITED)

                                          PERCENTAGE OF
                                           NET ASSETS
-------------------------------------------------------
American International Group, Inc.              6.0%
ExxonMobil Corp.                                5.0
Nextel Communications, Inc., Class A            4.7
Citigroup, Inc.                                 4.6
Wells Fargo & Co.                               4.3
Bank of America Corp.                           4.3
J.P. Morgan Chase & Co.                         3.5
UnitedHealth Group, Inc.                        3.2
Fannie Mae                                      3.0
Morgan Stanley                                  2.7
-------------------------------------------------------
Total                                          41.3%

              UBS U.S. VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                              SHARES            VALUE
                                                         ---------------   ----------------
U.S. EQUITIES -- 96.64%
AEROSPACE & DEFENSE -- 0.10%
United Technologies Corp.                                          1,700   $        161,109
                                                                           ----------------
AIRLINES -- 0.45%
Delta Air Lines, Inc.                                             59,100            697,971
                                                                           ----------------
AUTOS/DURABLES -- 1.22%
Johnson Controls, Inc.                                            16,400          1,904,368
                                                                           ----------------
BANKS -- 12.35%
Bank of America Corp.                                             82,400          6,627,432
FleetBoston Financial Corp.                                       48,501          2,117,069
GreenPoint Financial Corp.                                        71,100          2,511,252
PNC Financial Services Group                                      22,400          1,225,952
Wells Fargo & Co.                                                114,250          6,728,182
                                                                           ----------------
                                                                                 19,209,887
                                                                           ----------------
BROADCASTING & PUBLISHING -- 1.86%
Gannett Co., Inc.                                                 18,500          1,649,460
McGraw-Hill Cos., Inc. (The)                                      17,800          1,244,576
                                                                           ----------------
                                                                                  2,894,036
                                                                           ----------------
CAPITAL GOODS -- 3.67%
Illinois Tool Works, Inc.                                         43,150          3,620,717
Pentair, Inc.                                                     45,800          2,093,060
                                                                           ----------------
                                                                                  5,713,777
                                                                           ----------------
COMPUTER SYSTEMS -- 0.62%
Hewlett-Packard Co.                                               41,900            962,443
                                                                           ----------------
CONSTRUCTION -- 1.46%
Martin Marietta Materials, Inc.                                   48,300          2,268,651
                                                                           ----------------
CONSUMER -- 1.17%
Kimberly-Clark Corp.                                              30,900          1,825,881
                                                                           ----------------
ELECTRONICS -- 0.61%
TXU Corp.                                                         39,700            941,684
                                                                           ----------------
ENERGY -- 13.78%
American Electric Power Co., Inc.                                 25,100            765,801
Anadarko Petroleum Corp.                                          25,300          1,290,553
ConocoPhillips                                                    59,149          3,878,400
Exelon Corp.                                                      40,250          2,670,990
ExxonMobil Corp.                                                 189,250          7,759,250
FirstEnergy Corp.                                                 87,000          3,062,400
Progress Energy, Inc.                                              1,600             72,416
Sempra Energy                                                     64,100          1,926,846
                                                                           ----------------
                                                                                 21,426,656
                                                                           ----------------
FINANCIAL SERVICES -- 24.30%
American International Group, Inc.                               140,676          9,323,980
Citigroup, Inc.                                                  145,976          7,085,675
Fannie Mae                                                        62,700          4,706,262
Freddie Mac                                                       54,750          3,193,020
Lehman Brothers Holdings, Inc.                                         1                 77
Hartford Financial Services Group, Inc. (The)                     41,150          2,429,085
J.P. Morgan Chase & Co.                                          147,670          5,423,919
Mellon Financial Corp.                                            43,100          1,383,941
Morgan Stanley                                                    73,200          4,236,084
                                                                           ----------------
                                                                                 37,782,043
                                                                           ----------------
HEALTH: DRUGS -- 5.92%
Bristol-Myers Squibb Co.                                         128,000   $      3,660,800
Cephalon, Inc. (b)                                                34,200          1,655,622
Wyeth                                                             91,700          3,892,665
                                                                           ----------------
                                                                                  9,209,087
                                                                           ----------------
HEALTH: NON-DRUGS -- 6.01%
Aflac, Inc.                                                       40,700          1,472,526
Anthem, Inc. (b)                                                  17,300          1,297,500
Baxter International, Inc.                                        32,550            993,426
Johnson & Johnson                                                 11,100            573,426
UnitedHealth Group, Inc.                                          86,200          5,015,116
                                                                           ----------------
                                                                                  9,351,994
                                                                           ----------------
MEDIA AND ENTERTAINMENT -- 1.05%
Viacom, Inc., Class B (b)                                         36,700          1,628,746
                                                                           ----------------
METALS NON-FERROUS -- 2.07%
Masco Corp.                                                      117,550          3,222,046
                                                                           ----------------
MULTI-INDUSTRY -- 2.01%
Time Warner, Inc. (b)                                            174,000          3,130,260
                                                                           ----------------
NON-DURABLES -- 0.68%
Albertson's, Inc.                                                 46,700          1,057,755
                                                                           ----------------
RETAIL/APPAREL -- 1.41%
Costco Wholesale Corp. (b)                                        44,400          1,650,792
Newell Rubbermaid, Inc.                                           23,500            535,095
                                                                           ----------------
                                                                                  2,185,887
                                                                           ----------------
SERVICES/MISCELLANEOUS -- 2.54%
First Data Corp.                                                  55,700          2,288,713
MeadWestvaco Corp.                                                55,600          1,654,100
                                                                           ----------------
                                                                                  3,942,813
                                                                           ----------------
TELECOMMUNICATIONS- SERVICES -- 8.45%
BellSouth Corp.                                                   81,400          2,303,620
Nextel Communications, Inc., Class A (b)                         261,400          7,334,884
SBC Communications, Inc.                                         134,350          3,502,504
                                                                           ----------------
                                                                                 13,141,008
                                                                           ----------------
TRANSPORTATION -- 4.45%
Boeing Co. (The)                                                  38,800          1,635,032
Burlington Northern Santa Fe Corp.                                61,800          1,999,230
Norfolk Southern Corp.                                           138,600          3,277,890
                                                                           ----------------
                                                                                  6,912,152
                                                                           ----------------
UTILITIES -- 0.46%
CMS Energy Corp. (b)                                              83,950            715,254
                                                                           ----------------
Total U.S. Equities (Cost $132,143,476)                                         150,285,508
                                                                           ----------------
SHORT-TERM INVESTMENTS -- 3.82%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.23%
  (Cost $5,937,342)                                            5,937,342          5,937,342
                                                                           ----------------
Total Investments
  (Cost $138,080,818) -- 100.46% (a)                                            156,222,850
Liabilities, in excess of cash and
  other assets -- (0.46)%                                                          (710,201)
                                                                           ----------------
Total Net Assets -- 100%                                                   $    155,512,649
                                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $138,080,818; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                  $     18,637,821
            Gross unrealized depreciation                                          (495,789)
                                                                           ----------------
                     Net unrealized appreciation                           $     18,142,032
                                                                           ================

(b)  Non-income producing security

%    Represents a percentage of net assets

FUTURES CONTRACTS
UBS U.S. Value Equity Fund had the following open futures contracts as of December 31, 2003:

                                                                       EXPIRATION                    CURRENT      UNREALIZED
                                                                          DATE          COST          VALUE          GAIN
                                                                       ----------   ------------   ------------   ----------
INDEX FUTURES BUY CONTRACTS:
Standard & Poor's 500, 19 contracts                                    March 2004   $  5,025,289   $  5,275,350   $  250,061
                                                                                                                  ==========

The aggregate cash collateral pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $496,000.

                 See accompanying notes to financial statements

                     THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

                                                                  UBS
                                                                 GLOBAL              UBS                UBS
                                                               ALLOCATION       GLOBAL EQUITY       GLOBAL BOND
                                                                  FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                  $   878,937,751    $   387,042,180    $    52,014,851
      Affiliated issuers                                        172,485,826            367,171          1,286,072
   Investments of cash collateral received for securities
      loaned, at cost                                            76,573,284                 --                 --
   Foreign currency, at cost                                      2,466,729          1,765,270             51,395
                                                            ---------------    ---------------    ---------------
                                                            $ 1,130,463,590    $   389,174,621    $    53,352,318
                                                            ===============    ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                  $   985,432,605    $   492,675,257    $    57,297,547
      Affiliated issuers                                        199,436,674            367,171          1,286,072
   Investments of cash collateral received for securities
      loaned, at value                                           76,573,284                 --                 --
   Foreign currency, at value                                     2,503,383          1,828,292             52,268
   Cash                                                               8,760             16,977                 --
   Receivables:
      Investment securities sold                                  8,179,810         10,978,791                 --
      Due from Advisor                                                   --                 --                 --
      Dividends                                                     974,176            923,406                 --
      Interest                                                    3,526,562              1,703          1,009,871
      Fund shares sold                                            6,129,292            139,724             19,967
      Variation margin                                               11,750                 --                 --
      Cash collateral, due from broker                                   --                 --                 --
   Other assets                                                      48,263                 --                 --
   Unrealized appreciation on forward foreign
      currency contracts                                          2,298,014            366,461            280,480
                                                            ---------------    ---------------    ---------------
      TOTAL ASSETS                                            1,285,122,573        507,297,782         59,946,205
                                                            ---------------    ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                     76,573,284                 --                 --
      Investment securities purchased                            31,832,147          1,623,997            283,726
      Investment advisory fees                                      746,774            114,591             22,621
      Fund shares redeemed                                          871,703          3,148,185            118,308
      Distribution and service fees                                 277,314            167,996              2,632
      Trustees' Fees                                                  2,723                902              2,192
      Due to custodian bank                                              --                 --                 --
      Accrued expenses                                              989,513            587,471             72,231
   Unrealized depreciation on forward foreign
      currency contracts                                          3,709,034          3,951,499            427,857
                                                            ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                         115,002,492          9,594,641            929,567
                                                            ---------------    ---------------    ---------------
NET ASSETS                                                  $ 1,170,120,081    $   497,703,141    $    59,016,638
                                                            ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                          $ 1,039,037,242    $ 1,297,640,324    $    55,349,231
   Accumulated undistributed net investment
      income (loss)                                              (3,946,189)           (95,141)        (1,155,873)
   Accumulated undistributed net realized gain (loss)             2,835,434       (902,023,359)          (378,265)
   Net unrealized appreciation (depreciation)                   132,193,594        102,181,317          5,201,545
                                                            ---------------    ---------------    ---------------
      NET ASSETS                                            $ 1,170,120,081    $   497,703,141    $    59,016,638
                                                            ===============    ===============    ===============

 * The market value for securities loaned for UBS Global Allocation Fund as of December 31, 2003 is $74,684,439.
** The market value for securities loaned for UBS International Equity Fund as of December 31, 2003 is $6,686,161.

                 See accompanying notes to financial statements

                                                                  UBS                 UBS               UBS
                                                            U.S. ALLOCATION       U.S. EQUITY     U.S. LARGE CAP
                                                                  FUND                FUND          GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                  $    28,392,441    $    98,456,279    $     4,621,632
      Affiliated issuers                                          7,031,135          3,553,964            185,577
   Investments of cash collateral received for securities
      loaned, at cost                                                    --                 --                 --
   Foreign currency, at cost                                             --                 --                 --
                                                            ---------------    ---------------    ---------------
                                                            $    35,423,576    $   102,010,243    $     4,807,209
                                                            ===============    ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                  $    32,291,406    $   129,275,456    $     5,330,643
      Affiliated issuers                                          7,224,751          3,553,964            185,577
   Investments of cash collateral received for securities
      loaned, at value                                                   --                 --                 --
   Foreign currency, at value                                            --                 --                 --
   Cash                                                               3,973              4,997                 --
   Receivables:
      Investment securities sold                                     56,528            318,771             96,231
      Due from Advisor                                                   --                 --             14,574
      Dividends                                                      25,603            151,054              2,605
      Interest                                                      106,386              4,941                145
      Fund shares sold                                               63,670            109,405                 --
      Variation margin                                                3,625              9,425                 --
      Cash collateral, due from broker                              125,000                 --                 --
   Other assets                                                          --                 --                 --
   Unrealized appreciation on forward foreign
      currency contracts                                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
      TOTAL ASSETS                                               39,900,942        133,428,013          5,629,775
                                                            ---------------    ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                             --                 --                 --
      Investment securities purchased                               376,962            220,476             80,983
      Investment advisory fees                                        4,218             75,478                 --
      Fund shares redeemed                                           70,204             25,190             22,004
      Distribution and service fees                                   4,936              1,688              1,731
      Trustees' Fees                                                  4,057              3,518              2,200
      Due to custodian bank                                              --                 --              9,987
      Accrued expenses                                               50,175            125,993              9,695
   Unrealized depreciation on forward foreign
      currency contracts                                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                             510,552            452,343            126,600
                                                            ---------------    ---------------    ---------------
NET ASSETS                                                  $    39,390,390    $   132,975,670    $     5,503,175
                                                            ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                          $    37,295,491    $   108,558,267    $     8,901,251
   Accumulated undistributed net investment
      income (loss)                                                 (69,832)               719             (3,012)
   Accumulated undistributed net realized gain (loss)            (1,980,254)        (6,526,389)        (4,104,075)
   Net unrealized appreciation (depreciation)                     4,144,985         30,943,073            709,011
                                                            ---------------    ---------------    ---------------
      NET ASSETS                                            $    39,390,390    $   132,975,670    $     5,503,175
                                                            ===============    ===============    ===============

                                                                 UBS                 UBS                UBS
                                                            U.S. SMALL CAP        U.S. BOND          HIGH YIELD
                                                              GROWTH FUND           FUND                FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                  $   132,272,117    $   111,340,819    $   210,859,041
      Affiliated issuers                                         13,553,400          4,228,728          2,198,275
   Investments of cash collateral received for securities
      loaned, at cost                                                    --                 --                 --
   Foreign currency, at cost                                             --                 --                 --
                                                            ---------------    ---------------    ---------------
                                                            $   145,825,517    $   115,569,547    $   213,057,316
                                                            ===============    ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                  $   149,446,721    $   113,873,464    $   172,548,232
      Affiliated issuers                                         13,553,400          4,228,728          2,198,275
   Investments of cash collateral received for securities
      loaned, at value                                                   --                 --                 --
   Foreign currency, at value                                            --                 --                 --
   Cash                                                               2,563              1,078                 --
   Receivables:
      Investment securities sold                                    359,348                 --          2,063,340
      Due from Advisor                                                   --                 --                 --
      Dividends                                                      47,113                 --             11,125
      Interest                                                        5,067          1,050,917          3,553,534
      Fund shares sold                                               53,538             57,950             17,917
      Variation margin                                                   --                 --                 --
      Cash collateral, due from broker                                   --                 --                 --
   Other assets                                                          --                 --                 --
   Unrealized appreciation on forward foreign
      currency contracts                                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
      TOTAL ASSETS                                              163,467,750        119,212,137        180,392,423
                                                            ---------------    ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                             --                 --                 --
      Investment securities purchased                             9,261,942          2,229,274                 --
      Investment advisory fees                                       55,400             33,724             88,663
      Fund shares redeemed                                           96,827             97,049            291,623
      Distribution and service fees                                  17,562              2,855             59,233
      Trustees' Fees                                                  2,179              1,900              1,592
      Due to custodian bank                                              --                 --                 --
      Accrued expenses                                              165,469             58,848            196,809
   Unrealized depreciation on forward foreign
      currency contracts                                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                           9,599,379          2,423,650            637,920
                                                            ---------------    ---------------    ---------------
NET ASSETS                                                  $   153,868,371    $   116,788,487    $   179,754,503
                                                            ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                          $   134,464,928    $   115,839,327    $   455,226,887
   Accumulated undistributed net investment
      income (loss)                                                (400,060)          (341,636)          (138,738)
   Accumulated undistributed net realized gain (loss)             2,628,899         (1,241,849)      (237,022,837)
   Net unrealized appreciation (depreciation)                    17,174,604          2,532,645        (38,310,809)
                                                            ---------------    ---------------    ---------------
      NET ASSETS                                            $   153,868,371    $   116,788,487    $   179,754,503
                                                            ===============    ===============    ===============

                                                                  UBS                UBS
                                                             INTERNATIONAL        U.S. VALUE
                                                              EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                  $    72,788,613    $   132,143,476
      Affiliated issuers                                          2,589,409          5,937,342
   Investments of cash collateral received for securities
      loaned, at cost                                             6,986,516                 --
   Foreign currency, at cost                                      1,830,936                 --
                                                            ---------------    ---------------
                                                            $    84,195,474    $   138,080,818
                                                            ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                  $    99,913,213    $   150,285,508
      Affiliated issuers                                          2,589,409          5,937,342
   Investments of cash collateral received for securities
      loaned, at value                                            6,986,516                 --
   Foreign currency, at value                                     1,875,485                 --
   Cash                                                                  --                 --
   Receivables:
      Investment securities sold                                     24,682            220,591
      Due from Advisor                                                   --                 --
      Dividends                                                     334,645            160,327
      Interest                                                        2,584              5,782
      Fund shares sold                                              165,486                400
      Variation margin                                                   --             13,775
      Cash collateral, due from broker                                   --            496,000
   Other assets                                                       4,890                 --
   Unrealized appreciation on forward foreign
      currency contracts                                            329,387                 --
                                                            ---------------    ---------------
      TOTAL ASSETS                                              112,226,297        157,119,725
                                                            ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                      6,986,516                 --
      Investment securities purchased                             1,033,498            556,920
      Investment advisory fees                                       42,422             71,041
      Fund shares redeemed                                          147,405            786,057
      Distribution and service fees                                   1,212             36,553
      Trustees' Fees                                                  5,607              2,787
      Due to custodian bank                                              --                 --
      Accrued expenses                                              147,521            153,718
   Unrealized depreciation on forward foreign
      currency contracts                                            548,895                 --
                                                            ---------------    ---------------
      TOTAL LIABILITIES                                           8,913,076          1,607,076
                                                            ---------------    ---------------
NET ASSETS                                                  $   103,313,221    $   155,512,649
                                                            ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                          $    91,483,906    $   121,215,782
   Accumulated undistributed net investment
      income (loss)                                                (333,004)           (26,235)
   Accumulated undistributed net realized gain (loss)           (14,840,646)        15,931,009
   Net unrealized appreciation (depreciation)                    27,002,965         18,392,093
                                                            ---------------    ---------------
      NET ASSETS                                            $   103,313,221    $   155,512,649
                                                            ===============    ===============

                 See accompanying notes to financial statements

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
DECEMBER 31, 2003 (UNAUDITED)

                                                                 UBS
                                                                GLOBAL              UBS               UBS
                                                              ALLOCATION       GLOBAL EQUITY      GLOBAL BOND
                                                                 FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                               $   485,090,270   $   125,232,320   $    13,282,980
   Shares outstanding                                            40,026,103        12,147,956         1,304,374
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         12.12   $         10.31   $         10.18
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                      $         12.83   $         10.91   $         10.66
   Redemption proceeds per share                            $         12.12   $         10.31   $         10.18

CLASS B:
   Net assets                                               $   102,392,898   $   149,975,611   $     1,678,314
   Shares outstanding                                             8,562,688        14,694,892           164,646
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         11.96   $         10.21   $         10.19
   Offering price per share                                 $         11.96   $         10.21   $         10.19
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $         11.36   $          9.70   $          9.68

CLASS C:
   Net assets                                               $   351,796,494   $    94,447,316   $     3,709,085
   Shares outstanding                                            29,398,491         9,282,265           364,723
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         11.97   $         10.18   $         10.17
   Offering price per share                                 $         11.97   $         10.18   $         10.17
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $         11.85   $         10.08   $         10.09

CLASS Y:
   Net assets                                               $   230,840,419   $   128,047,894   $    40,346,259
   Shares outstanding                                            18,859,363        12,254,881         3,612,878
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         12.24   $         10.45   $         11.17
   Offering price per share                                 $         12.24   $         10.45   $         11.17
   Redemption proceeds per share                            $         12.24   $         10.45   $         11.17

(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%. Effective October 1, 2003, Class C no longer charges a maximum sales charge of 1.00%. Classes B, C and Y have no sales charges. For Class B, the maximum redemption charge is 5.00%, Class C maximum redemption charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%. Classes A and Y have no contingent deferred sales charges.

                 See accompanying notes to financial statements

                                                                 UBS                UBS              UBS
                                                            U.S. ALLOCATION     U.S. EQUITY     U.S. LARGE CAP
                                                                 FUND               FUND          GROWTH FUND
---------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                               $     8,230,464   $     5,797,456   $     1,773,419
   Shares outstanding                                               818,121           371,803           240,202
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         10.06   $         15.59   $          7.38
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                      $         10.65   $         16.50   $          7.81
   Redemption proceeds per share                            $         10.06   $         15.59   $          7.38

CLASS B:
   Net assets                                               $     3,876,103   $     1,043,400   $       403,827
   Shares outstanding                                               387,930            67,791            55,505
   Net asset value per share (NAV per share / shares
      outstanding)                                          $          9.99   $         15.39   $          7.28
   Offering price per share                                 $          9.99   $         15.39   $          7.28
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $          9.49   $         14.62   $          6.92

CLASS C:
   Net assets                                               $     2,446,121   $     1,514,388   $       311,160
   Shares outstanding                                               244,596            98,486            42,790
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         10.00   $         15.38   $          7.27
   Offering price per share                                 $         10.00   $         15.38   $          7.27
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $          9.90   $         15.23   $          7.20

CLASS Y:
   Net assets                                               $    24,837,702   $   124,620,426   $     3,014,769
   Shares outstanding                                             2,453,141         7,939,724           401,309
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         10.12   $         15.70   $          7.51
   Offering price per share                                 $         10.12   $         15.70   $          7.51
   Redemption proceeds per share                            $         10.12   $         15.70   $          7.51

                                                                  UBS               UBS              UBS
                                                            U.S. SMALL CAP       U.S. BOND        HIGH YIELD
                                                              GROWTH FUND           FUND             FUND
---------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                               $    51,631,650   $    34,039,857   $    72,834,813
   Shares outstanding                                             4,147,443         3,157,990        10,197,281
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         12.45   $         10.78   $          7.14
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                      $         13.17   $         11.29   $          7.48
   Redemption proceeds per share                            $         12.45   $         10.78   $          7.14

CLASS B:
   Net assets                                               $    13,700,452   $     2,734,456   $    10,763,889
   Shares outstanding                                             1,117,375           253,961         1,507,186
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         12.26   $         10.77   $          7.14
   Offering price per share                                 $         12.26   $         10.77   $          7.14
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $         11.65   $         10.23   $          6.78

CLASS C:
   Net assets                                               $    10,026,999   $     2,650,128   $    20,061,207
   Shares outstanding                                               818,665           246,119         2,808,411
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         12.25   $         10.77   $          7.14
   Offering price per share                                 $         12.25   $         10.77   $          7.14
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $         12.13   $         10.69   $          7.09

CLASS Y:
   Net assets                                               $    78,509,270   $    77,364,046   $    76,094,594
   Shares outstanding                                             6,203,518         7,166,939        10,593,065
   Net asset value per share (NAV per share / shares
      outstanding)                                          $         12.66   $         10.79   $          7.18
   Offering price per share                                 $         12.66   $         10.79   $          7.18
   Redemption proceeds per share                            $         12.66   $         10.79   $          7.18

                                                                 UBS                UBS
                                                             INTERNATIONAL      U.S. VALUE
                                                              EQUITY FUND       EQUITY FUND
---------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                               $     4,798,597   $   100,697,639
   Shares outstanding                                               571,455         9,319,146
   Net asset value per share (NAV per share / shares
      outstanding)                                          $          8.40   $         10.81
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                      $          8.89   $         11.44
   Redemption proceeds per share                            $          8.40   $         10.81

CLASS B:
   Net assets                                               $       698,949   $    30,210,417
   Shares outstanding                                                83,957         2,833,124
   Net asset value per share (NAV per share / shares
      outstanding)                                          $          8.33   $         10.66
   Offering price per share                                 $          8.33   $         10.66
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $          7.91   $         10.13

CLASS C:
   Net assets                                               $       880,026   $    20,148,841
   Shares outstanding                                               106,060         1,887,414
   Net asset value per share (NAV per share / shares
      outstanding)                                          $          8.30   $         10.68
   Offering price per share                                 $          8.30   $         10.68
   Redemption proceeds per share
      (NAV per share less maximum redemption charge)(a)     $          8.22   $         10.57

CLASS Y:
   Net assets                                               $    96,935,649   $     4,455,752
   Shares outstanding                                            11,486,661           411,128
   Net asset value per share (NAV per share / shares
      outstanding)                                          $          8.44   $         10.84
   Offering price per share                                 $          8.44   $         10.84
   Redemption proceeds per share                            $          8.44   $         10.84

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2003 (UNAUDITED)

                                                                  UBS
                                                                 GLOBAL             UBS                UBS
                                                               ALLOCATION       GLOBAL EQUITY       GLOBAL BOND
                                                                  FUND              FUND               FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                             $     4,654,084    $     4,235,526    $            --
      Interest                                                    3,293,489            102,146            815,478
      Securities lending-net                                         84,867                 --                 --
      Foreign tax withheld                                         (154,606)          (188,010)              (354)
                                                            ---------------    ---------------    ---------------
         TOTAL INCOME                                             7,877,834          4,149,662            815,124
                                                            ---------------    ---------------    ---------------
EXPENSES:
      Advisory and administration fees                            3,621,558          1,935,724            220,795
      Professional services                                          44,160             30,017             27,855
      Shareholder reports                                            45,722            182,288              6,119
      Distribution and service fees:
         Class A                                                    389,491            155,993             15,272
         Class B                                                    366,096            732,496              8,282
         Class C                                                  1,185,775            470,519             13,418
      Custodian                                                     336,283            190,597             21,745
      Federal and State registration                                 16,563             16,142             15,428
      Transfer agency fees:
         Class A                                                     53,885            114,174              6,502
         Class B                                                     28,803            188,905              1,281
         Class C                                                     59,798            123,934              1,086
         Class Y                                                     29,176              9,919              7,585
      Trustees                                                        3,946              3,098              3,099
      Other                                                          11,130              5,746              3,453
                                                            ---------------    ---------------    ---------------
         TOTAL OPERATING EXPENSES                                 6,192,386          4,159,552            351,920
                                                            ---------------    ---------------    ---------------
         Expenses waived by Advisor                                      --           (462,041)           (74,850)
                                                            ---------------    ---------------    ---------------
         NET OPERATING EXPENSES                                   6,192,386          3,697,511            277,070
         Interest Expense                                               283                 85              1,590
                                                            ---------------    ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                             1,685,165            452,066            536,464
                                                            ---------------    ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                18,254,074         19,319,335             98,893
      Futures contracts                                             (22,512)                --                 --
      Foreign forward currency transactions                         914,355         (1,425,029)         1,043,502
                                                            ---------------    ---------------    ---------------
         Net realized gain (loss)                                19,145,917         17,894,306          1,142,395
                                                            ---------------    ---------------    ---------------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency                          102,696,220         59,930,656          2,333,543
      Futures contracts                                              39,418                 --                 --
      Foreign Forward Currency Contracts                         (1,145,421)        (4,130,991)           (51,232)
      Translation of other assets and liabilities
         denominated in foreign currency                            (35,259)            71,757             45,216
                                                            ---------------    ---------------    ---------------
         Change in net unrealized appreciation
            (depreciation)                                      101,554,958         55,871,422          2,327,527
                                                            ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss)                      120,700,875         73,765,728          3,469,922
                                                            ---------------    ---------------    ---------------
   Net increase in net assets resulting
      from operations                                       $   122,386,040    $    74,217,794    $     4,006,386
                                                            ===============    ===============    ===============

                 See accompanying notes to financial statements

                                                                  UBS                UBS                UBS
                                                            U.S. ALLOCATION      U.S. EQUITY      U.S. LARGE CAP
                                                                  FUND               FUND            GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                             $       201,314    $     1,052,565    $        17,717
      Interest                                                      247,738             45,752              1,008
      Securities lending-net                                             --                 --                 --
      Foreign tax withheld                                               --                 --                 --
                                                            ---------------    ---------------    ---------------
         TOTAL INCOME                                               449,052          1,098,317             18,725
                                                            ---------------    ---------------    ---------------
EXPENSES:
      Advisory and administration fees                              134,290            456,239             18,153
      Professional services                                          22,454             30,154             14,695
      Shareholder reports                                             1,915              2,521                605
      Distribution and service fees:
         Class A                                                      7,726              6,426              1,758
         Class B                                                     15,414              4,029              1,835
         Class C                                                     10,244              6,094              1,431
      Custodian                                                       9,097             30,907              1,230
      Federal and State registration                                 15,301             15,680             15,344
      Transfer agency fees:
         Class A                                                      1,594              4,367                413
         Class B                                                      2,005                315                109
         Class C                                                        808                291                 84
         Class Y                                                        516              9,457                802
      Trustees                                                        3,099              3,099              3,564
      Other                                                           3,130              3,686              2,614
                                                            ---------------    ---------------    ---------------
         TOTAL OPERATING EXPENSES                                   227,593            573,265             62,637
                                                            ---------------    ---------------    ---------------
         Expenses waived by Advisor                                 (55,986)            (1,122)           (38,921)
                                                            ---------------    ---------------    ---------------
         NET OPERATING EXPENSES                                     171,607            572,143             23,716
         Interest Expense                                                --                 --                 --
                                                            ---------------    ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                               277,445            526,174             (4,991)
                                                            ---------------    ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                   661,498          3,385,997            (51,177)
      Futures contracts                                               7,427            333,970                 --
      Foreign forward currency transactions                              --                 --                 --
                                                            ---------------    ---------------    ---------------
         Net realized gain (loss)                                   668,925          3,719,967            (51,177)
                                                            ---------------    ---------------    ---------------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency                            2,308,250         12,988,745            729,584
      Futures contracts                                              52,402            277,064                 --
      Foreign Forward Currency Contracts                                 --                 --                 --
      Translation of other assets and liabilities
         denominated in foreign currency                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
         Change in net unrealized appreciation
            (depreciation)                                        2,360,652         13,265,809            729,584
                                                            ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss)                        3,029,577         16,985,776            678,407
                                                            ---------------    ---------------    ---------------
   Net increase in net assets resulting
      from operations                                       $     3,307,022    $    17,511,950    $       673,416
                                                            ===============    ===============    ===============

                                                                 UBS                 UBS               UBS
                                                            U.S. SMALL CAP        U.S. BOND         HIGH YIELD
                                                              GROWTH FUND            FUND              FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                             $       199,848    $            --    $        22,255
      Interest                                                       25,290          2,507,072          8,654,958
      Securities lending-net                                             --                 --                 --
      Foreign tax withheld                                               --                 --                 --
                                                            ---------------    ---------------    ---------------
         TOTAL INCOME                                               225,138          2,507,072          8,677,213
                                                            ---------------    ---------------    ---------------
EXPENSES:
      Advisory and administration fees                              505,397            333,820            607,211
      Professional services                                          18,416             19,466             24,762
      Shareholder reports                                             3,025              4,387             47,386
      Distribution and service fees:
         Class A                                                     34,620             40,553             96,637
         Class B                                                     24,651             15,438             58,564
         Class C                                                     18,091             10,607             72,692
      Custodian                                                      26,144             30,480             47,229
      Federal and State registration                                 15,513             15,765             16,773
      Transfer agency fees:
         Class A                                                     21,683              7,743             71,837
         Class B                                                      6,382              2,948              9,658
         Class C                                                      4,701              1,535             19,017
         Class Y                                                      9,949              8,758             15,967
      Trustees                                                        3,099              3,099              3,099
      Other                                                           3,847              4,659              6,338
                                                            ---------------    ---------------    ---------------
         TOTAL OPERATING EXPENSES                                   695,518            499,258          1,097,170
                                                            ---------------    ---------------    ---------------
         Expenses waived by Advisor                                 (70,320)           (85,505)           (39,694)
                                                            ---------------    ---------------    ---------------
         NET OPERATING EXPENSES                                     625,198            413,753          1,057,476
         Interest Expense                                                --                 --              2,686
                                                            ---------------    ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                              (400,060)         2,093,319          7,617,051
                                                            ---------------    ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                 5,978,757           (837,449)        (9,703,387)
      Futures contracts                                                  --                 --                 --
      Foreign forward currency transactions                              --                 --                 --
                                                            ---------------    ---------------    ---------------
         Net realized gain (loss)                                 5,978,757           (837,449)        (9,703,387)
                                                            ---------------    ---------------    ---------------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency                           11,755,110         (1,032,063)        17,678,734
      Futures contracts                                                  --                 --                 --
      Foreign Forward Currency Contracts                                 --                 --                 --
      Translation of other assets and liabilities
         denominated in foreign currency                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
         Change in net unrealized appreciation
            (depreciation)                                       11,755,110         (1,032,063)        17,678,734
                                                            ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss)                       17,733,867         (1,869,512)         7,975,347
                                                            ---------------    ---------------    ---------------
   Net increase in net assets resulting
      from operations                                       $    17,333,807    $       223,807    $    15,592,398
                                                            ===============    ===============    ===============

                                                                  UBS                UBS
                                                             INTERNATIONAL       U.S. VALUE
                                                               EQUITY FUND       EQUITY FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                             $       672,288    $       394,858
      Interest                                                       10,919              7,718
      Securities lending-net                                         15,978                 --
      Foreign tax withheld                                          (16,707)                --
                                                            ---------------    ---------------
         TOTAL INCOME                                               682,478            402,576
                                                            ---------------    ---------------
EXPENSES:
      Advisory and administration fees                              357,135            191,729
      Professional services                                          31,656             18,450
      Shareholder reports                                             2,318              1,756
      Distribution and service fees:
         Class A                                                      3,954             35,397
         Class B                                                      2,014             45,639
         Class C                                                      3,111             31,941
      Custodian                                                      44,897             12,988
      Federal and State registration                                 17,025             13,914
      Transfer agency fees:
         Class A                                                      1,249              9,978
         Class B                                                        590              6,721
         Class C                                                        345              3,016
         Class Y                                                     32,520              1,101
      Trustees                                                        3,099              3,099
      Other                                                           2,472                864
                                                            ---------------    ---------------
         TOTAL OPERATING EXPENSES                                   502,385            376,593
                                                            ---------------    ---------------
         Expenses waived by Advisor                                 (87,868)           (48,511)
                                                            ---------------    ---------------
         NET OPERATING EXPENSES                                     414,517            328,082
         Interest Expense                                             1,992                 --
                                                            ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                               265,969             74,494
                                                            ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                 4,178,477         17,842,859
      Futures contracts                                                  --             82,592
      Foreign forward currency transactions                         179,574                 --
                                                            ---------------    ---------------
         Net realized gain (loss)                                 4,358,051         17,925,451
                                                            ---------------    ---------------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency                           13,984,282         17,695,419
      Futures contracts                                                  --            250,061
      Foreign Forward Currency Contracts                           (316,437)                --
      Translation of other assets and liabilities
         denominated in foreign currency                             22,833                 --
                                                            ---------------    ---------------
         Change in net unrealized appreciation
            (depreciation)                                       13,690,678         17,945,480
                                                            ---------------    ---------------
   Net realized and unrealized gain (loss)                       18,048,729         35,870,931
                                                            ---------------    ---------------
   Net increase in net assets resulting
      from operations                                       $    18,314,698    $    35,945,425
                                                            ===============    ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            UBS
                                                                   GLOBAL ALLOCATION FUND
                                                           --------------------------------------
                                                              SIX MONTHS              YEAR
                                                                 ENDED                ENDED
                                                           DECEMBER 31, 2003        JUNE 30,
                                                              (UNAUDITED)             2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $       1,685,165    $       2,419,328
   Net realized gain (loss)                                       19,145,917            3,879,544
   Change in net unrealized appreciation (depreciation)          101,554,958           24,982,954
                                                           -----------------    -----------------
   Net increase (decrease) in net assets from operations         122,386,040           31,281,826
                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                               (5,969,968)            (816,676)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class A distributions                                    (5,969,968)            (816,676)
                                                           -----------------    -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                 (915,014)            (159,173)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class B distributions                                      (915,014)            (159,173)
                                                           -----------------    -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                               (3,309,142)            (255,507)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class C distributions                                    (3,309,142)            (255,507)
                                                           -----------------    -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (3,180,388)          (6,269,057)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class Y distributions                                    (3,180,388)          (6,269,057)
                                                           -----------------    -----------------
   Decrease in net assets from dstributions                      (13,374,512)          (7,500,413)
                                                           -----------------    -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                294,911,467          169,870,324
      Shares issued on reinvestment of distributions               5,542,217              694,883
      Shares redeemed                                            (32,671,056)         (13,014,963)
                                                           -----------------    -----------------
   Total Class A transactions                                    267,782,628          157,550,244
                                                           -----------------    -----------------
   Class B:
      Shares sold                                                 48,599,337           51,012,178
      Shares issued on reinvestment of distributions                 834,777              153,482
      Shares redeemed                                             (6,339,645)          (5,976,414)
                                                           -----------------    -----------------
   Total Class B transactions                                     43,094,469           45,189,246
                                                           -----------------    -----------------
   Class C:
      Shares sold                                                195,966,786          136,999,043
      Shares issued on reinvestment of distributions               3,119,652              238,616
      Shares redeemed                                            (16,044,930)          (9,106,623)
                                                           -----------------    -----------------
   Total Class C transactions                                    183,041,508          128,131,036
                                                           -----------------    -----------------
   Class Y:
      Shares sold                                                 44,316,796           74,326,144
      Shares issued on reinvestment of distributions               2,552,124            4,205,702
      Shares redeemed                                            (35,503,392)         (52,998,670)
                                                           -----------------    -----------------
   Total Class Y transactions                                     11,365,528           25,533,176
                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                 505,284,133          356,403,702
                                                           -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS                             614,295,661          380,185,115
   NET ASSETS, BEGINNING OF PERIOD                               555,824,420          175,639,305
                                                           -----------------    -----------------
   NET ASSETS, END OF PERIOD                               $   1,170,120,081    $     555,824,420
                                                           =================    =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $      (3,946,189)   $       7,743,158
                                                           =================    =================

                                                                            UBS
                                                                     GLOBAL EQUITY FUND
                                                           --------------------------------------
                                                               SIX MONTHS             YEAR
                                                                 ENDED                ENDED
                                                           DECEMBER 31, 2003        JUNE 30,
                                                              (UNAUDITED)             2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $         452,066    $       2,549,429
   Net realized gain (loss)                                       17,894,306          (18,437,985)
   Change in net unrealized appreciation (depreciation)           55,871,422           44,889,458
                                                           -----------------    -----------------
   Net increase (decrease) in net assets from operations          74,217,794           29,000,902
                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                               (1,327,685)            (391,438)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class A distributions                                    (1,327,685)            (391,438)
                                                           -----------------    -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                               (1,295,502)             (18,143)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class B distributions                                    (1,295,502)             (18,143)
                                                           -----------------    -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                 (806,282)             (28,866)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class C distributions                                      (806,282)             (28,866)
                                                           -----------------    -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (1,461,737)          (1,343,765)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class Y distributions                                    (1,461,737)          (1,343,765)
                                                           -----------------    -----------------
   Decrease in net assets from dstributions                       (4,891,206)          (1,782,212)
                                                           -----------------    -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                 13,708,229          118,638,055*
      Shares issued on reinvestment of distributions               1,259,765              329,028
      Shares redeemed                                            (31,820,105)         (18,681,217)
                                                           -----------------    -----------------
   Total Class A transactions                                    (16,852,111)         100,285,866
                                                           -----------------    -----------------
   Class B:
      Shares sold                                                  1,404,988          141,490,442*
      Shares issued on reinvestment of distributions               1,212,343               17,409
      Shares redeemed                                            (18,135,565)          (9,779,696)
                                                           -----------------    -----------------
   Total Class B transactions                                    (15,518,234)         131,728,155
                                                           -----------------    -----------------
   Class C:
      Shares sold                                                  1,020,746           93,437,144*
      Shares issued on reinvestment of distributions                 764,619               21,402
      Shares redeemed                                            (14,564,287)          (8,141,946)
                                                           -----------------    -----------------
   Total Class C transactions                                    (12,778,922)          85,316,600
                                                           -----------------    -----------------
   Class Y:
      Shares sold                                                 61,471,899           58,747,356*
      Shares issued on reinvestment of distributions               1,196,944              972,071
      Shares redeemed                                            (13,608,782)         (36,459,204)
                                                           -----------------    -----------------
   Total Class Y transactions                                     49,060,061           23,260,223
                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                   3,910,794          340,590,844
                                                           -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS                              73,237,382          367,809,534
   NET ASSETS, BEGINNING OF PERIOD                               424,465,759           56,656,225
                                                           -----------------    -----------------
   NET ASSETS, END OF PERIOD                               $     497,703,141    $     424,465,759
                                                           =================    =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $         (95,141)   $       4,343,999
                                                           =================    =================

* The capital share transactions include amounts from a tax-free reorganization in which the UBS Global Equity Fund acquired the assets and liabilities of the UBS Strategy Fund on March 21, 2003. The amounts were $102,576,449 for Class A, $135,637,778 for Class B, $88,842,381 for Class
     C, and $2,358,930 for Class Y.

                 See accompanying notes to financial statements

                                                                            UBS
                                                                      GLOBAL BOND FUND
                                                           --------------------------------------
                                                              SIX MONTHS              YEAR
                                                                 ENDED               ENDED
                                                           DECEMBER 31, 2003        JUNE 30,
                                                              (UNAUDITED)            2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $         536,464    $       1,120,047
   Net realized gain (loss)                                        1,142,395            5,017,299
   Change in net unrealized appreciation (depreciation)            2,327,527                4,495
                                                           -----------------    -----------------
   Net increase (decrease) in net assets from operations           4,006,386            6,141,841
                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                               (1,032,593)            (105,953)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class A distributions                                    (1,032,593)            (105,953)
                                                           -----------------    -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                 (121,575)             (17,619)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class B distributions                                      (121,575)             (17,619)
                                                           -----------------    -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                 (281,178)             (13,518)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class C distributions                                      (281,178)             (13,518)
                                                           -----------------    -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (2,798,428)            (853,243)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class Y distributions                                    (2,798,428)            (853,243)
                                                           -----------------    -----------------
   Decrease in net assets from dstributions                       (4,233,774)            (990,333)
                                                           -----------------    -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                  5,520,029           12,487,314
      Shares issued on reinvestment of distributions                 755,955               89,825
      Shares redeemed                                             (4,534,049)          (3,273,617)
                                                           -----------------    -----------------
   Total Class A transactions                                      1,741,935            9,303,522
                                                           -----------------    -----------------
   Class B:
      Shares sold                                                    269,966            1,854,490
      Shares issued on reinvestment of distributions                  99,650               15,420
      Shares redeemed                                               (431,082)            (639,402)
                                                           -----------------    -----------------
   Total Class B transactions                                        (61,466)           1,230,508
                                                           -----------------    -----------------
   Class C:
      Shares sold                                                    650,661            3,390,992
      Shares issued on reinvestment of distributions                 141,395               10,557
      Shares redeemed                                               (267,839)            (267,872)
                                                           -----------------    -----------------
   Total Class C transactions                                        524,217            3,133,677
                                                           -----------------    -----------------
   Class Y:
      Shares sold                                                 24,189,457           48,090,421
      Shares issued on reinvestment of distributions               2,486,763              662,981
      Shares redeemed                                            (21,733,256)         (52,213,738)
                                                           -----------------    -----------------
   Total Class Y transactions                                      4,942,964           (3,460,336)
                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                   7,147,650           10,207,371
                                                           -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS                               6,920,262           15,358,879
   NET ASSETS, BEGINNING OF PERIOD                                52,096,376           36,737,497
                                                           -----------------    -----------------
   NET ASSETS, END OF PERIOD                               $      59,016,638    $      52,096,376
                                                           =================    =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $      (1,155,873)   $       2,541,437
                                                           =================    =================

                                                                            UBS
                                                                    U.S. ALLOCATION FUND
                                                           --------------------------------------
                                                              SIX MONTHS              YEAR
                                                                 ENDED               ENDED
                                                           DECEMBER 31, 2003        JUNE 30,
                                                              (UNAUDITED)            2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $         277,445    $         501,432
   Net realized gain (loss)                                          668,925           (1,244,046)
   Change in net unrealized appreciation (depreciation)            2,360,652            2,366,513
                                                           -----------------    -----------------
   Net increase (decrease) in net assets from operations           3,307,022            1,623,899
                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                 (124,097)             (64,035)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class A distributions                                      (124,097)             (64,035)
                                                           -----------------    -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                  (35,175)             (35,979)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class B distributions                                       (35,175)             (35,979)
                                                           -----------------    -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                  (22,205)             (21,002)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class C distributions                                       (22,205)             (21,002)
                                                           -----------------    -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                                 (417,553)            (431,180)
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class Y distributions                                      (417,553)            (431,180)
                                                           -----------------    -----------------
   Decrease in net assets from dstributions                         (599,030)            (552,196)
                                                           -----------------    -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                  4,887,473            2,034,371
      Shares issued on reinvestment of distributions                 119,699               60,100
      Shares redeemed                                             (1,466,154)            (694,275)
                                                           -----------------    -----------------
   Total Class A transactions                                      3,541,018            1,400,196
                                                           -----------------    -----------------
   Class B:
      Shares sold                                                  1,258,990            2,317,056
      Shares issued on reinvestment of distributions                  30,006               29,916
      Shares redeemed                                               (398,830)            (703,282)
                                                           -----------------    -----------------
   Total Class B transactions                                        890,166            1,643,690
                                                           -----------------    -----------------
   Class C:
      Shares sold                                                    639,006            1,512,637
      Shares issued on reinvestment of distributions                  20,481               18,542
      Shares redeemed                                               (260,949)            (173,434)
                                                           -----------------    -----------------
   Total Class C transactions                                        398,538            1,357,745
                                                           -----------------    -----------------
   Class Y:
      Shares sold                                                  2,521,804            6,497,803
      Shares issued on reinvestment of distributions                 407,915              418,301
      Shares redeemed                                             (2,182,227)          (6,953,197)
                                                           -----------------    -----------------
   Total Class Y transactions                                        747,492              (37,093)
                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                   5,577,214            4,364,538
                                                           -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS                               8,285,206            5,436,241
   NET ASSETS, BEGINNING OF PERIOD                                31,105,184           25,668,943
                                                           -----------------    -----------------
   NET ASSETS, END OF PERIOD                               $      39,390,390    $      31,105,184
                                                           =================    =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $         (69,832)   $         251,753
                                                           =================    =================

                                                                            UBS
                                                                     U.S. EQUITY FUND
                                                           --------------------------------------
                                                              SIX MONTHS              YEAR
                                                                 ENDED               ENDED
                                                           DECEMBER 31, 2003        JUNE 30,
                                                              (UNAUDITED)            2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $         526,174    $       1,011,024
   Net realized gain (loss)                                        3,719,967           (6,746,844)
   Change in net unrealized appreciation (depreciation)           13,265,809            7,805,668
                                                           -----------------    -----------------
   Net increase (decrease) in net assets from operations          17,511,950            2,069,848
                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                  (53,821)             (35,257)
      Distributions from net realized gain                                --             (174,016)
                                                           -----------------    -----------------
   Total Class A distributions                                       (53,821)            (209,273)
                                                           -----------------    -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                   (6,045)              (3,439)
      Distributions from net realized gain                                --              (15,413)
                                                           -----------------    -----------------
   Total Class B distributions                                        (6,045)             (18,852)
                                                           -----------------    -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                   (8,425)              (2,486)
      Distributions from net realized gain                                --               (8,679)
                                                           -----------------    -----------------
   Total Class C distributions                                        (8,425)             (11,165)
                                                           -----------------    -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (1,467,244)            (897,680)
      Distributions from net realized gain                                --           (2,331,732)
                                                           -----------------    -----------------
   Total Class Y distributions                                    (1,467,244)          (3,229,412)
                                                           -----------------    -----------------
   Decrease in net assets from dstributions                       (1,535,535)          (3,468,702)
                                                           -----------------    -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                    631,860            4,229,809
      Shares issued on reinvestment of distributions                  46,652              135,067
      Shares redeemed                                               (284,450)         (12,394,051)
                                                           -----------------    -----------------
   Total Class A transactions                                        394,062           (8,029,175)
                                                           -----------------    -----------------
   Class B:
      Shares sold                                                    384,607              593,667
      Shares issued on reinvestment of distributions                   5,998               18,852
      Shares redeemed                                                (94,498)            (205,380)
                                                           -----------------    -----------------
   Total Class B transactions                                        296,107              407,139
                                                           -----------------    -----------------
   Class C:
      Shares sold                                                    552,189              903,316
      Shares issued on reinvestment of distributions                   8,372               10,921
      Shares redeemed                                               (239,417)             (31,363)
                                                           -----------------    -----------------
   Total Class C transactions                                        321,144              882,874
                                                           -----------------    -----------------
   Class Y:
      Shares sold                                                 19,886,834           28,395,966
      Shares issued on reinvestment of distributions               1,325,429            2,905,921
      Shares redeemed                                            (10,980,360)         (19,108,822)
                                                           -----------------    -----------------
   Total Class Y transactions                                     10,231,903           12,193,065
                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                  11,243,216            5,453,903
                                                           -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS                              27,219,631            4,055,049
   NET ASSETS, BEGINNING OF PERIOD                               105,756,039          101,700,990
                                                           -----------------    -----------------
   NET ASSETS, END OF PERIOD                               $     132,975,670    $     105,756,039
                                                           =================    =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $             719    $       1,010,080
                                                           =================    =================

                                                                            UBS
                                                                 U.S. LARGE CAP GROWTH FUND
                                                           --------------------------------------
                                                              SIX MONTHS              YEAR
                                                                 ENDED               ENDED
                                                           DECEMBER 31, 2003        JUNE 30,
                                                              (UNAUDITED)            2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $          (4,991)   $           1,979
   Net realized gain (loss)                                          (51,177)          (1,284,113)
   Change in net unrealized appreciation (depreciation)              729,584            1,210,064
                                                           -----------------    -----------------
   Net increase (decrease) in net assets from operations             673,416              (72,070)
                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                       --                   --
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class A distributions                                            --                   --
                                                           -----------------    -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                       --                   --
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class B distributions                                            --                   --
                                                           -----------------    -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                       --                   --
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class C distributions                                            --                   --
                                                           -----------------    -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                                       --                   --
      Distributions from net realized gain                                --                   --
                                                           -----------------    -----------------
   Total Class Y distributions                                            --                   --
                                                           -----------------    -----------------
   Decrease in net assets from dstributions                               --                   --
                                                           -----------------    -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                    675,520              775,010
      Shares issued on reinvestment of distributions                      --                   --
      Shares redeemed                                               (271,130)            (756,172)
                                                           -----------------    -----------------
   Total Class A transactions                                        404,390               18,838
                                                           -----------------    -----------------
   Class B:
      Shares sold                                                    119,113              440,475
      Shares issued on reinvestment of distributions                      --                   --
      Shares redeemed                                                (86,398)            (239,759)
                                                           -----------------    -----------------
   Total Class B transactions                                         32,715              200,716
                                                           -----------------    -----------------
   Class C:
      Shares sold                                                     12,496              257,136
      Shares issued on reinvestment of distributions                      --                   --
      Shares redeemed                                                 (8,514)            (529,714)
                                                           -----------------    -----------------
   Total Class C transactions                                          3,982             (272,578)
                                                           -----------------    -----------------
   Class Y:
      Shares sold                                                    980,560              435,368
      Shares issued on reinvestment of distributions                      --                   --
      Shares redeemed                                               (285,734)            (749,106)
                                                           -----------------    -----------------
   Total Class Y transactions                                        694,826             (313,738)
                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                   1,135,913             (366,762)
                                                           -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS                               1,809,329             (438,832)
   NET ASSETS, BEGINNING OF PERIOD                                 3,693,846            4,132,678
                                                           -----------------    -----------------
   NET ASSETS, END OF PERIOD                               $       5,503,175    $       3,693,846
                                                           =================    =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $          (3,012)   $           1,979
                                                           =================    =================

                                                                             UBS
                                                                  U.S. SMALL CAP GROWTH FUND
                                                           ----------------------------------------
                                                              SIX MONTHS                 YEAR
                                                                 ENDED                  ENDED
                                                           DECEMBER 31, 2003           JUNE 30,
                                                              (UNAUDITED)                2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $        (400,060)     $        (266,297)
   Net realized gain (loss)                                        5,978,757             (1,381,955)
   Change in net unrealized appreciation (depreciation)           11,755,110              3,331,910
                                                           -----------------      -----------------
   Net increase (decrease) in net assets from operations          17,333,807              1,683,658
                                                           -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                       --                     --
      Distributions from net realized gain                          (117,271)                    --
                                                           -----------------      -----------------
   Total Class A distributions                                      (117,271)                    --
                                                           -----------------      -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                       --                     --
      Distributions from net realized gain                           (37,628)                    --
                                                           -----------------      -----------------
   Total Class B distributions                                       (37,628)                    --
                                                           -----------------      -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                       --                     --
      Distributions from net realized gain                           (27,152)                    --
                                                           -----------------      -----------------
   Total Class C distributions                                       (27,152)                    --
                                                           -----------------      -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                                       --                     --
      Distributions from net realized gain                          (213,659)                    --
                                                           -----------------      -----------------
   Total Class Y distributions                                      (213,659)                    --
                                                           -----------------      -----------------
   Decrease in net assets from distributions                        (395,710)                    --
                                                           -----------------      -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                 44,918,725**           10,938,839
      Shares issued on reinvestment of distributions                  88,533                     --
      Shares redeemed                                             (7,677,890)            (3,805,325)
                                                           -----------------      -----------------
   Total Class A transactions                                     37,329,368              7,133,514
                                                           -----------------      -----------------
   Class B:
      Shares sold                                                 13,030,220**              851,729
      Shares issued on reinvestment of distributions                  36,899                     --
      Shares redeemed                                               (768,513)              (421,955)
                                                           -----------------      -----------------
   Total Class B transactions                                     12,298,606                429,774
                                                           -----------------      -----------------
   Class C:
      Shares sold                                                  9,870,300**              475,355
      Shares issued on reinvestment of distributions                  27,032                     --
      Shares redeemed                                               (814,792)              (151,517)
                                                           -----------------      -----------------
   Total Class C transactions                                      9,082,540                323,838
                                                           -----------------      -----------------
   Class Y:
      Shares sold                                                 41,759,996**           22,370,201
      Shares issued on reinvestment of distributions                 208,127                     --
      Shares redeemed                                            (15,263,841)           (19,597,886)
                                                           -----------------      -----------------
   Total Class Y transactions                                     26,704,282              2,772,315
                                                           -----------------      -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                  85,414,796             10,659,441
                                                           -----------------      -----------------
   INCREASE (DECREASE) IN NET ASSETS                             102,352,893             12,343,099
   NET ASSETS, BEGINNING OF PERIOD                                51,515,478             39,172,379
                                                           -----------------      -----------------
   NET ASSETS, END OF PERIOD                               $     153,868,371      $      51,515,478
                                                           =================      =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $        (400,060)     $              --
                                                           =================      =================

                                                                             UBS
                                                                       U.S. BOND FUND
                                                           ----------------------------------------
                                                              SIX MONTHS                 YEAR
                                                                 ENDED                  ENDED
                                                           DECEMBER 31, 2003           JUNE 30,
                                                              (UNAUDITED)                2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $       2,093,319      $       3,984,990
   Net realized gain (loss)                                         (837,449)             1,963,615
   Change in net unrealized appreciation (depreciation)           (1,032,063)             2,696,545
                                                           -----------------      -----------------
   Net increase (decrease) in net assets from operations             223,807              8,645,150
                                                           -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                 (687,154)            (1,055,349)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class A distributions                                      (687,154)            (1,055,349)
                                                           -----------------      -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                  (50,372)              (120,485)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class B distributions                                       (50,372)              (120,485)
                                                           -----------------      -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                  (51,372)               (71,609)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class C distributions                                       (51,372)               (71,609)
                                                           -----------------      -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (1,736,935)            (3,120,824)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class Y distributions                                    (1,736,935)            (3,120,824)
                                                           -----------------      -----------------
   Decrease in net assets from distributions                      (2,525,833)            (4,368,267)
                                                           -----------------      -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                  8,150,342             30,904,206
      Shares issued on reinvestment of distributions                 470,346                774,239
      Shares redeemed                                             (5,361,310)           (19,984,705)
                                                           -----------------      -----------------
   Total Class A transactions                                      3,259,378             11,693,740
                                                           -----------------      -----------------
   Class B:
      Shares sold                                                  1,320,774              4,225,401
      Shares issued on reinvestment of distributions                  34,815                 77,727
      Shares redeemed                                             (2,187,683)            (2,182,579)
                                                           -----------------      -----------------
   Total Class B transactions                                       (832,094)             2,120,549
                                                           -----------------      -----------------
   Class C:
      Shares sold                                                    374,150              3,233,996
      Shares issued on reinvestment of distributions                  31,119                 50,843
      Shares redeemed                                               (859,042)            (1,334,026)
                                                           -----------------      -----------------
   Total Class C transactions                                       (453,773)             1,950,813
                                                           -----------------      -----------------
   Class Y:
      Shares sold                                                 21,656,992             40,216,437
      Shares issued on reinvestment of distributions               1,699,140              3,009,977
      Shares redeemed                                            (23,192,797)           (27,160,470)
                                                           -----------------      -----------------
   Total Class Y transactions                                        163,335             16,065,944
                                                           -----------------      -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                   2,136,846             31,831,046
                                                           -----------------      -----------------
   INCREASE (DECREASE) IN NET ASSETS                                (165,180)            36,107,929
   NET ASSETS, BEGINNING OF PERIOD                               116,953,667             80,845,738
                                                           -----------------      -----------------
   NET ASSETS, END OF PERIOD                               $     116,788,487      $     116,953,667
                                                           =================      =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $        (341,636)     $          90,878
                                                           =================      =================

  * The capital share transactions include amounts from a tax-free reorganization in which the UBS U.S. Value Equity Fund acquired the assets and liabilities of the UBS U.S. Large Cap Equity Fund on October 4, 2002. The amounts were $524,863 for Class A, $149,087 for Class B, $549,128 for Class C, and $1,680,096 for Class Y

 ** The capital transactions include amounts from a taxable reorganization in which the UBS U.S. Small Cap Growth Fund acquired assets and liabilities of the UBS Enhanced NASDAQ-100 Fund on November 7, 2003. The amounts were $9,615,448 for Class A, $12,098,521 for Class B, $9,185,495 for Class C,
     and $640,425 for Class Y.

*** The capital transactions include amounts from a tax-free reorganization in which the UBS U.S. Value Equity Fund acquired assets and liabilities of the UBS Financial Sector Fund on November 7, 2003. The amounts were $93,138,892 for Class A, $30,423,510 for Class B, $18,702,929 for Class C, and $1,009,363 for Class Y.

                 See accompanying notes to financial statements

                                                                             UBS
                                                                       HIGH YIELD FUND
                                                           ----------------------------------------
                                                              SIX MONTHS                 YEAR
                                                                 ENDED                  ENDED
                                                           DECEMBER 31, 2003           JUNE 30,
                                                              (UNAUDITED)                2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $       7,617,051      $      14,002,697
   Net realized gain (loss)                                       (9,703,387)           (17,579,211)
   Change in net unrealized appreciation (depreciation)           17,678,734             31,593,930
                                                           -----------------      -----------------
   Net increase (decrease) in net assets from operations          15,592,398             28,017,416
                                                           -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                               (3,334,416)            (6,210,427)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class A distributions                                    (3,334,416)            (6,210,427)
                                                           -----------------      -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                 (459,230)            (1,155,342)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class B distributions                                      (459,230)            (1,155,342)
                                                           -----------------      -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                 (785,399)            (1,524,490)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class C distributions                                      (785,399)            (1,524,490)
                                                           -----------------      -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (3,206,244)            (5,513,259)
      Distributions from net realized gain                                --                     --
                                                           -----------------      -----------------
   Total Class Y distributions                                    (3,206,244)            (5,513,259)
                                                           -----------------      -----------------
   Decrease in net assets from distributions                      (7,785,289)           (14,403,518)
                                                           -----------------      -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                 28,424,993             34,591,438
      Shares issued on reinvestment of distributions               1,523,186              2,814,936
      Shares redeemed                                            (36,791,180)           (32,540,087)
                                                           -----------------      -----------------
   Total Class A transactions                                     (6,843,001)             4,866,287
                                                           -----------------      -----------------
   Class B:
      Shares sold                                                    637,053              2,018,183
      Shares issued on reinvestment of distributions                 196,329                471,694
      Shares redeemed                                             (3,682,303)            (5,977,148)
                                                           -----------------      -----------------
   Total Class B transactions                                     (2,848,921)            (3,487,271)
                                                           -----------------      -----------------
   Class C:
      Shares sold                                                  2,030,674              2,115,099
      Shares issued on reinvestment of distributions                 399,271                710,226
      Shares redeemed                                             (2,200,237)            (3,147,724)
                                                           -----------------      -----------------
   Total Class C transactions                                        229,708               (322,399)
                                                           -----------------      -----------------
   Class Y:
      Shares sold                                                 22,903,777             82,297,200
      Shares issued on reinvestment of distributions               2,692,789              4,987,025
      Shares redeemed                                            (24,413,603)           (61,319,664)
                                                           -----------------      -----------------
   Total Class Y transactions                                      1,182,963             25,964,561
                                                           -----------------      -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                  (8,279,251)            27,021,178
                                                           -----------------      -----------------
   INCREASE (DECREASE) IN NET ASSETS                                (472,142)            40,635,076
   NET ASSETS, BEGINNING OF PERIOD                               180,226,645            139,591,569
                                                           -----------------      -----------------
   NET ASSETS, END OF PERIOD                               $     179,754,503      $     180,226,645
                                                           =================      =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $        (138,738)     $          29,500
                                                           =================      =================

                                                                              UBS
                                                                    INTERNATIONAL EQUITY FUND
                                                           ----------------------------------------
                                                              SIX MONTHS                 YEAR
                                                                 ENDED                  ENDED
                                                           DECEMBER 31, 2003           JUNE 30,
                                                              (UNAUDITED)                2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $         265,969      $       1,448,032
   Net realized gain (loss)                                        4,358,051             (5,644,725)
   Change in net unrealized appreciation (depreciation)           13,690,678             (3,854,936)
                                                           -----------------      -----------------
   Net increase (decrease) in net assets from operations          18,314,698             (8,051,629)
                                                           -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                 (119,344)              (102,615)
      Distributions from net realized gain                                --                 (3,166)
                                                           -----------------      -----------------
   Total Class A distributions                                      (119,344)              (105,781)
                                                           -----------------      -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                  (12,292)               (12,207)
      Distributions from net realized gain                                --                   (392)
                                                           -----------------      -----------------
   Total Class B distributions                                       (12,292)               (12,599)
                                                           -----------------      -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                  (20,942)               (10,789)
      Distributions from net realized gain                                --                   (354)
                                                           -----------------      -----------------
   Total Class C distributions                                       (20,942)               (11,143)
                                                           -----------------      -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                               (2,572,922)            (4,107,868)
      Distributions from net realized gain                                --               (119,936)
                                                           -----------------      -----------------
   Total Class Y distributions                                    (2,572,922)            (4,227,804)
                                                           -----------------      -----------------
   Decrease in net assets from distributions                      (2,725,500)            (4,357,327)
                                                           -----------------      -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                  6,724,851             12,910,694
      Shares issued on reinvestment of distributions                 110,711                100,144
      Shares redeemed                                             (5,830,360)           (12,304,565)
                                                           -----------------      -----------------
   Total Class A transactions                                      1,005,202                706,273
                                                           -----------------      -----------------
   Class B:
      Shares sold                                                    320,348                273,328
      Shares issued on reinvestment of distributions                  12,025                 12,357
      Shares redeemed                                                (62,617)               (40,559)
                                                           -----------------      -----------------
   Total Class B transactions                                        269,756                245,126
                                                           -----------------      -----------------
   Class C:
      Shares sold                                                    501,135                775,367
      Shares issued on reinvestment of distributions                  20,787                 10,420
      Shares redeemed                                               (158,355)              (542,989)
                                                           -----------------      -----------------
   Total Class C transactions                                        363,567                242,798
                                                           -----------------      -----------------
   Class Y:
      Shares sold                                                 62,176,207            139,188,726
      Shares issued on reinvestment of distributions               2,508,360              3,923,965
      Shares redeemed                                            (73,010,545)          (138,240,572)
                                                           -----------------      -----------------
   Total Class Y transactions                                     (8,325,978)             4,872,119
                                                           -----------------      -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                  (6,687,453)             6,066,316
                                                           -----------------      -----------------
   INCREASE (DECREASE) IN NET ASSETS                               8,901,745             (6,342,640)
   NET ASSETS, BEGINNING OF PERIOD                                94,411,476            100,754,116
                                                           -----------------      -----------------
   NET ASSETS, END OF PERIOD                               $     103,313,221      $      94,411,476
                                                           =================      =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $        (333,004)     $       2,126,527
                                                           =================      =================

                                                                             UBS
                                                                    U.S. VALUE EQUITY FUND
                                                           ----------------------------------------
                                                              SIX MONTHS                 YEAR
                                                                 ENDED                  ENDED
                                                           DECEMBER 31, 2003           JUNE 30,
                                                              (UNAUDITED)                2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $          74,494      $          83,786
   Net realized gain (loss)                                       17,925,451               (837,648)
   Change in net unrealized appreciation (depreciation)           17,945,480                795,473
                                                           -----------------      -----------------
   Net increase (decrease) in net assets from operations          35,945,425                 41,611
                                                           -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
         net foreign currency gains                                 (157,600)                (6,980)
      Distributions from net realized gain                                --                 (8,594)
                                                           -----------------      -----------------
   Total Class A distributions                                      (157,600)               (15,574)
                                                           -----------------      -----------------
   Class B:
      Distributions from net investment income and
         net foreign currency gains                                  (12,230)                (2,449)
      Distributions from net realized gain                                --                 (5,316)
                                                           -----------------      -----------------
   Total Class B distributions                                       (12,230)                (7,765)
                                                           -----------------      -----------------
   Class C:
      Distributions from net investment income and
         net foreign currency gains                                   (6,159)                (2,890)
      Distributions from net realized gain                                --                 (5,570)
                                                           -----------------      -----------------
   Total Class C distributions                                        (6,159)                (8,460)
                                                           -----------------      -----------------
   Class Y:
      Distributions from net investment income and
         net foreign currency gains                                   (8,428)               (32,891)
      Distributions from net realized gain                                --                (30,988)
                                                           -----------------      -----------------
   Total Class Y distributions                                        (8,428)               (63,879)
                                                           -----------------      -----------------
   Decrease in net assets from distributions                        (184,417)               (95,678)
                                                           -----------------      -----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                                 97,996,604***           1,313,870*
      Shares issued on reinvestment of distributions                 137,814                 14,112
      Shares redeemed                                            (43,187,821)              (983,232)
                                                           -----------------      -----------------
   Total Class A transactions                                     54,946,597                344,750
                                                           -----------------      -----------------
   Class B:
      Shares sold                                                 48,070,396***             834,994*
      Shares issued on reinvestment of distributions                  11,008                  7,755
      Shares redeemed                                            (12,682,216)              (423,048)
                                                           -----------------      -----------------
   Total Class B transactions                                     35,399,188                419,701
                                                           -----------------      -----------------
   Class C:
      Shares sold                                                 26,497,671***             831,028*
      Shares issued on reinvestment of distributions                   5,513                  2,916
      Shares redeemed                                             (4,387,121)              (109,240)
                                                           -----------------      -----------------
   Total Class C transactions                                     22,116,063                724,704
                                                           -----------------      -----------------
   Class Y:
      Shares sold                                                  5,721,120***           2,862,951*
      Shares issued on reinvestment of distributions                   6,590                 48,665
      Shares redeemed                                             (6,035,261)              (854,907)
                                                           -----------------      -----------------
   Total Class Y transactions                                       (307,551)             2,056,709
                                                           -----------------      -----------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                 112,154,297              3,545,864
                                                           -----------------      -----------------
   INCREASE (DECREASE) IN NET ASSETS                             147,915,305              3,491,797
   NET ASSETS, BEGINNING OF PERIOD                                 7,597,344              4,105,547
                                                           -----------------      -----------------
   NET ASSETS, END OF PERIOD                               $     155,512,649      $       7,597,344
                                                           =================      =================
   Net assets include accumulated undistributed
      net investment income (loss)                         $         (26,235)     $          83,688
                                                           =================      =================

                 See accompanying notes to financial statements

               UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           10.69        $    10.60      $    11.10
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income                                                 0.04**            0.10**          0.10**
   Net realized and unrealized gain (loss)                               1.55              0.41            0.40
                                                            -----------------        ----------      ----------
         Total income (loss) from
            investment operations                                        1.59              0.51            0.50
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.16)            (0.42)          (0.19)
   Distributions from net realized gains                                   --                --           (0.81)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.16)            (0.42)          (1.00)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           12.12        $    10.69      $    10.60
                                                            =================        ==========      ==========
Total return+                                                           14.84%^            5.35%           4.84%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $         485,090        $  175,415      $    6,914
   Ratio of expenses to average net assets:
      Before expense reimbursement                                       1.27%***          1.35%           1.35%
      After expense reimbursement                                        1.27%***          1.35%           1.35%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                       0.63%***          0.98%           0.98%
      After expense reimbursement                                        0.63%***          0.98%           0.98%
   Portfolio turnover rate                                                 39%               66%            116%

                                                                       YEAR ENDED JUNE 30,
                                                            -----------------------------------------
CLASS A                                                        2001           2000            1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    11.20     $    11.99      $    12.75
                                                            ----------     ----------      ----------
Income (loss) from investment operations:
   Net investment income                                          0.22           0.19**          0.27
   Net realized and unrealized gain (loss)                        0.31          (0.30)           0.25
                                                            ----------     ----------      ----------
         Total income (loss) from
            investment operations                                 0.53          (0.11)           0.52
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                    --          (0.16)          (0.44)
   Distributions from net realized gains                         (0.63)         (0.52)          (0.84)
                                                            ----------     ----------      ----------
         Total distributions                                     (0.63)         (0.68)          (1.28)
                                                            ----------     ----------      ----------
Net asset value, end of period                              $    11.10     $    11.20      $    11.99
                                                            ==========     ==========      ==========
Total return+                                                     4.95%         (0.80)%          4.47%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      237     $      202      $    1,576
   Ratio of expenses to average net assets:
      Before expense reimbursement                                1.30%          1.24%           1.21%
      After expense reimbursement                                 1.30%          1.24%           1.21%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                1.52%          1.74%           1.98%
      After expense reimbursement                                 1.52%          1.74%           1.98%
   Portfolio turnover rate                                         115%            98%            105%

                                                               SIX MONTHS ENDED              YEAR             FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           10.55        $       10.52      $        11.21
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.02**              0.12**
   Net realized and unrealized gain                                         1.53                 0.41                0.19
                                                               -----------------        -------------      --------------
         Total income from investment operations                            1.52                 0.43                0.31
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and net foreign
      currency gains                                                       (0.11)               (0.40)              (0.19)
   Distributions from net realized gains                                      --                   --               (0.81)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.11)               (0.40)              (1.00)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           11.96        $       10.55      $        10.52
                                                               =================        =============      ==============
Total return+                                                              14.42%^               4.60%               3.00%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $         102,393        $      49,573      $        1,570
   Ratio of expenses to average net assets:
      Before expense reimbursement                                          2.06%***             2.10%               2.10%***
      After expense reimbursement                                           2.06%***             2.10%               2.10%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                         (0.16)%***            0.23%               2.17%***
      After expense reimbursement                                          (0.16)%***            0.23%               2.17%***
   Portfolio turnover rate                                                    39%                  66%                116%

  * For the period December 13, 2001(commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR               FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           10.56        $       10.54      $        11.10
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.02**              0.11**
   Net realized and unrealized gain                                         1.54                 0.41                0.33
                                                               -----------------        -------------      --------------
         Total income from investment operations                            1.53                 0.43                0.44
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and net foreign
      currency gains                                                       (0.12)               (0.41)              (0.19)
   Distributions from net realized gains                                      --                   --               (0.81)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.12)               (0.41)              (1.00)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           11.97        $       10.56      $        10.54
                                                               =================        =============      ==============
Total return+                                                              14.47%^               4.55%               4.23%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $         351,796        $     137,078      $        1,525
   Ratio of expenses to average net assets:
      Before expense reimbursement                                          2.03%***             2.10%               2.10%***
      After expense reimbursement                                           2.03%***             2.10%               2.10%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                         (0.13)%***            0.23%               1.77%***
      After expense reimbursement                                          (0.13)%***            0.23%               1.77%***
   Portfolio turnover rate                                                    39%                  66%                116%

                                                            SIX MONTHS ENDED             YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           10.79        $    10.69      $    11.18
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income                                                 0.05**            0.12**          0.13**
   Net realized and unrealized gain (loss)                               1.57              0.41            0.38
                                                            -----------------        ----------      ----------
         Total income (loss) from
            investment operations                                        1.62              0.53            0.51
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.17)            (0.43)          (0.19)
   Distributions from net realized gains                                   --                --           (0.81)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.17)            (0.43)          (1.00)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           12.24        $    10.79      $    10.69
                                                            =================        ==========      ==========
Total return++                                                          15.00%^            5.50%           4.91%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $         230,840        $  193,758      $  165,630
   Ratio of expenses to average net assets:
      Before expense reimbursement                                       1.01%***          1.10%           1.10%
      After expense reimbursement                                        1.01%***          1.10%           1.10%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                       0.89%***          1.23%           1.24%
      After expense reimbursement                                        0.89%***          1.23%           1.24%
   Portfolio turnover rate                                                 39%               64%            116%

                                                                       YEAR ENDED JUNE 30,
                                                            -----------------------------------------
CLASS Y                                                        2001           2000            1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    11.25     $    12.02      $    12.77
                                                            ----------     ----------      ----------
Income (loss) from investment operations:
   Net investment income                                          0.25           0.23**          0.30
   Net realized and unrealized gain (loss)                        0.31          (0.30)           0.25
                                                            ----------     ----------      ----------
         Total income (loss) from
            investment operations                                 0.56          (0.07)           0.55
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                    --          (0.18)          (0.46)
   Distributions from net realized gains                         (0.63)         (0.52)          (0.84)
                                                            ----------     ----------      ----------
         Total distributions                                     (0.63)         (0.70)          (1.30)
                                                            ----------     ----------      ----------
Net asset value, end of period                              $    11.18     $    11.25      $    12.02
                                                            ==========     ==========      ==========
Total return++                                                    5.20%         (0.48)%          4.76%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $  156,130     $  284,229      $  469,080
   Ratio of expenses to average net assets:
      Before expense reimbursement                                1.05%          0.99%           0.96%
      After expense reimbursement                                 1.05%          0.99%           0.96%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                1.77%          1.99%           2.23%
      After expense reimbursement                                 1.77%          1.99%           2.23%
   Portfolio turnover rate                                         115%            98%            105%


  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements.

                 UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED             YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            8.89        $     9.37      $    10.61
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.02**            0.16**          0.04**
   Net realized and unrealized gain (loss)                               1.51             (0.39)          (0.88)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  1.53             (0.23)          (0.84)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.11)            (0.25)          (0.06)
   Distributions from net realized gains                                   --                --           (0.34)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.11)            (0.25)          (0.40)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.31        $     8.89      $     9.37
                                                            =================        ==========      ==========
Total return+                                                           17.21%^           (2.23)%         (8.05)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $         125,232        $  123,756      $   15,173
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  1.44%***          1.44%           1.47%
      After expense reimbursement and earnings credits                   1.25%***          1.25%           1.25%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                  0.33%***          1.73%           0.17%
      After expense reimbursement and earnings credits                   0.52%***          1.92%           0.39%
   Portfolio turnover rate                                                 29%              206%            117%

                                                                       YEAR ENDED JUNE 30,
                                                            -----------------------------------------
CLASS A                                                        2001           2000            1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    12.44     $    13.40      $    12.53
                                                            ----------     ----------      ----------
Income from investment operations:
   Net investment income                                          0.07           0.04**          0.10**
   Net realized and unrealized gain (loss)                       (0.56)          0.27            1.09
                                                            ----------     ----------      ----------
         Total income (loss) from investment operations          (0.49)          0.31            1.19
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                 (0.02)         (0.06)          (0.14)
   Distributions from net realized gains                         (1.32)         (1.21)          (0.18)
                                                            ----------     ----------      ----------
         Total distributions                                     (1.34)         (1.27)          (0.32)
                                                            ----------     ----------      ----------
Net asset value, end of period                              $    10.61     $    12.44      $    13.40
                                                            ==========     ==========      ==========
Total return+                                                    (4.45)%         2.49%           9.80%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      302     $      224      $      220
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits           1.37%          1.33%           1.30%
      After expense reimbursement and earnings credits            1.25%          1.25%           1.25%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits           0.65%          0.23%           0.80%
      After expense reimbursement and earnings credits            0.77%          0.31%           0.85%
   Portfolio turnover rate                                          81%           111%             86%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            8.82        $        9.34      $        10.17
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.10**              0.05**
   Net realized and unrealized gain (loss)                                  1.49                (0.39)              (0.48)
                                                               -----------------        -------------      --------------
         Total loss from investment operations                              1.48                (0.29)              (0.43)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and net foreign
      currency gains                                                       (0.09)               (0.23)              (0.06)
   Distributions from net realized gains                                      --                   --               (0.34)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.09)               (0.23)              (0.40)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.21        $        8.82      $         9.34
                                                               =================        =============      ==============
Total return+                                                              16.78%^              (2.91)%             (4.38)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $         149,976        $     144,232      $          418
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.26%***             2.20%               2.25%***
      After expense reimbursement and earnings credits                      2.00%***             2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                    (0.49)%***            0.97%               0.72%***
      After expense reimbursement and earnings credits                     (0.22)%***            1.17%               0.97%***
   Portfolio turnover rate                                                    29%                 206%                117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            8.79        $        9.33      $        10.18
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.10**              0.04**
   Net realized and unrealized gain (loss)                                  1.49                (0.40)              (0.49)
                                                               -----------------        -------------      --------------
         Total loss from investment operations                              1.48                (0.30)              (0.45)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and net foreign
      currency gains                                                       (0.09)               (0.24)              (0.06)
   Distributions from net realized gains                                      --                   --               (0.34)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.09)               (0.24)              (0.40)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.18        $        8.79      $         9.33
                                                               =================        =============      ==============
Total return+                                                              16.82%^              (2.93)%             (4.57)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          94,447        $      93,605      $          351
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.27%***             2.24%               2.23%***
      After expense reimbursement and earnings credits                      2.00%***             2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                    (0.50)%***            0.93%               0.55%***
      After expense reimbursement and earnings credits                     (0.22)%***            1.17%               0.78%***
   Portfolio turnover rate                                                    29%                 206%                117%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            8.99        $     9.47      $    10.68
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.04**            0.18**          0.06**
   Net realized and unrealized gain (loss)                               1.54             (0.39)          (0.87)
                                                            -----------------        ----------      ----------
         Total income (loss) from
            investment operations                                        1.58             (0.21)          (0.81)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.12)            (0.27)          (0.06)
   Distributions from net realized gains                                   --                --           (0.34)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.12)            (0.27)          (0.40)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.45        $     8.99      $     9.47
                                                            =================        ==========      ==========
Total return++                                                          17.61%^           (1.93)%         (7.71)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $         128,048        $   62,873      $   40,714
   Ratio of expenses to average net assets:
      Before expense reimbursement and
         earnings credits                                                1.02%***          1.16%           1.19%
      After expense reimbursement and
         earnings credits                                                1.00%***          1.00%           1.00%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement and earnings credits                  0.75%***          2.01%           0.45%
      After expense reimbursement and earnings credits                   0.78%***          2.17%           0.64%
   Portfolio turnover rate                                                 29%              206%            117%

                                                                       YEAR ENDED JUNE 30,
                                                            -----------------------------------------
CLASS Y                                                        2001           2000            1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    12.47     $    13.42      $    12.54
                                                            ----------     ----------      ----------
Income from investment operations:
   Net investment income                                          0.09           0.07**          0.14**
   Net realized and unrealized gain (loss)                       (0.54)          0.27            1.09
                                                            ----------     ----------      ----------
         Total income (loss) from
            investment operations                                (0.45)          0.34            1.23
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                 (0.02)         (0.08)          (0.17)
   Distributions from net realized gains                         (1.32)         (1.21)          (0.18)
                                                            ----------     ----------      ----------
         Total distributions                                     (1.34)         (1.29)          (0.35)
                                                            ----------     ----------      ----------
Net asset value, end of period                              $    10.68     $    12.47      $    13.42
                                                            ==========     ==========      ==========
Total return++                                                   (4.07)%         2.69%          10.14%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $   49,306     $   40,538      $   42,106
   Ratio of expenses to average net assets:
      Before expense reimbursement and
         earnings credits                                         1.12%          1.08%           1.05%
      After expense reimbursement and
         earnings credits                                         1.00%          1.00%           1.00%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement and earnings credits           0.90%          0.48%           1.05%
      After expense reimbursement and earnings credits            1.02%          0.56%           1.10%
   Portfolio turnover rate                                          81%           111%             86%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements.

                  UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.


                                                            SIX MONTHS ENDED             YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           10.24        $     9.01      $     8.58
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.10**            0.24**          0.17**
   Net realized and unrealized gain (loss)                               0.66              1.21            0.43
                                                            -----------------        ----------      ----------
         Total income (loss) from
            investment operations                                        0.76              1.45            0.60
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.82)            (0.22)             --
   Distributions from net realized gains                                   --                --              --
   Distributions from return of capital                                    --                --           (0.17)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.82)            (0.22)          (0.17)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.18        $    10.24      $     9.01
                                                            =================        ==========      ==========
Total return+                                                            7.49%^           16.34%           7.18%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          13,283        $   11,659      $    1,925
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits                                            1.48%***          1.53%           1.49%
      After expense reimbursement
         and earnings credits                                            1.15%***          1.15%           1.15%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement
         and earnings credits                                            1.57%***          2.06%           2.72%
      After expense reimbursement
         and earnings credits                                            1.90%***          2.44%           3.06%
   Portfolio turnover rate                                                 62%              140%            157%

                                                                        YEAR ENDED JUNE 30,
                                                            -------------------------------------------
CLASS A                                                        2001            2000             1999
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.09      $     9.16       $     9.40
                                                            ----------      ----------       ----------
Income from investment operations:
   Net investment income                                          0.33**          0.37**           0.37**
   Net realized and unrealized gain (loss)                       (0.72)          (0.43)           (0.07)
                                                            ----------      ----------       ----------
         Total income (loss) from
            investment operations                                (0.39)          (0.06)            0.30
                                                            ----------      ----------       ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                 (0.06)             --            (0.46)
   Distributions from net realized gains                            --           (0.01)           (0.08)
   Distributions from return of capital                             --              --               --
                                                            ----------      ----------       ----------
         Total distributions                                     (0.06)          (0.01)           (0.54)
                                                            ----------      ----------       ----------
Net asset value, end of period                              $     8.64      $     9.09       $     9.16
                                                            ==========      ==========       ==========
Total return+                                                    (4.27)%         (0.66)%           2.89%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $        3      $        1       $    1,085
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits                                     1.37%           1.30%            1.15%
      After expense reimbursement
         and earnings credits                                     1.15%           1.19%++          1.15%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement
         and earnings credits                                     3.60%           4.09%            3.80%
      After expense reimbursement
         and earnings credits                                     3.82%           4.20%            3.80%
   Portfolio turnover rate                                         165%             87%             138%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           10.25        $        9.01      $         8.35
                                                               -----------------        -------------      --------------
Income from investment operations:
   Net investment income                                                    0.06**               0.16**              0.11**
   Net realized and unrealized gain                                         0.66                 1.23                0.69
                                                               -----------------        -------------      --------------
         Total income from investment operations                            0.72                 1.39                0.80
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                           (0.78)               (0.15)                 --
   Distributions from return of capital                                       --                   --               (0.14)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.78)               (0.15)              (0.14)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.19        $       10.25      $         9.01
                                                               =================        =============      ==============
Total return+                                                               7.05%^              15.61%               9.67%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           1,678        $       1,755      $          392
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.28%***             2.30%               2.25%***
      After expense reimbursement and earnings credits                      1.90%***             1.90%               1.90%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     0.77%***             1.29%               1.94%***
      After expense reimbursement and earnings credits                      1.15%***             1.69%               2.29%***
   Portfolio turnover rate                                                    62%                 140%                157%

  * For period July 3, 2002 (commencement of issuance) through June 30, 2002. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.15%.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED            FOR THE
                                                               DECEMBER 31, 2003         PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           10.23        $         9.00
                                                               -----------------        --------------
Income from investment operations:
   Net investment income                                                    0.07**                0.19**
   Net realized and unrealized gain                                         0.66                  1.22
                                                               -----------------        --------------
         Total income from investment operations                            0.73                  1.41
                                                               -----------------        --------------
Less distributions:
   Distributions from net investment income and net foreign
      currency gains                                                       (0.79)                (0.18)
                                                               -----------------        --------------
Net asset value, end of period                                 $           10.17        $        10.23
                                                               =================        ==============
Total return+                                                               7.26%^               15.84%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           3,709        $        3,198
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.93%***              2.01%***
      After expense reimbursement and earnings credits                      1.65%***              1.65%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     1.12%***              1.58%***
      After expense reimbursement and earnings credits                      1.40%***              1.94%***
   Portfolio turnover rate                                                    62%                  145%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           11.16        $     9.79      $     8.57
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.12**            0.28**          0.31**
   Net realized and unrealized gain (loss)                               0.72              1.33            1.09
                                                            -----------------        ----------      ----------
         Total income (loss) from
            investment operations                                        0.84              1.61            1.40
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.83)            (0.24)             --
   Distributions from net realized gains                                   --                --              --
   Distributions from return of capital                                    --                --           (0.18)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.83)            (0.24)          (0.18)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           11.17        $    11.16      $     9.79
                                                            =================        ==========      ==========
Total return++                                                           7.65%^           16.72%          16.57%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          40,346        $   35,484      $   34,421
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.16%***          1.32%           1.17%
      After expense reimbursement and
        earnings credits                                                 0.90%***          0.90%           0.90%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.89%***          2.27%           3.14%
      After expense reimbursement and
        earnings credits                                                 2.15%***          2.69%           3.41%
   Portfolio turnover rate                                                 62%              145%            157%

                                                                        YEAR ENDED JUNE 30,
                                                            ------------------------------------------
CLASS Y                                                        2001            2000            1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.01      $     9.18      $     9.41
                                                            ----------      ----------      ----------
Income from investment operations:
   Net investment income                                          0.36**          0.40**          0.39**
   Net realized and unrealized gain (loss)                       (0.72)          (0.43)          (0.07)
                                                            ----------      ----------      ----------
         Total income (loss) from
           investment operations                                 (0.36)          (0.03)           0.32
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                 (0.08)          (0.13)          (0.47)
   Distributions from net realized gains                            --           (0.01)          (0.08)
   Distributions from return of capital

                                                            ----------      ----------      ----------
         Total distributions                                     (0.08)          (0.14)          (0.55)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $     8.57      $     9.01      $     9.18
                                                            ==========      ==========      ==========
Total return++                                                   (4.02)%         (0.34)%          3.13%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $   37,822      $   43,467      $   92,832
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.12%           1.05%           0.90%
      After expense reimbursement and
        earnings credits                                          0.90%           0.94%#            0.90%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                          3.85%           4.34%           4.05%
      After expense reimbursement and
        earnings credits                                          4.07%           4.45%           4.05%
   Portfolio turnover rate                                         165%             87%            138%


  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.90%.

                 See accompanying notes to financial statements.

                UBS U.S. ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            9.32        $     9.04      $     9.38
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.07**            0.16**          0.20**
   Net realized and unrealized gain (loss)                               0.83              0.31           (0.25)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  0.90              0.47           (0.05)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.16)            (0.19)          (0.29)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.16)            (0.19)          (0.29)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.06        $     9.32      $     9.04
                                                            =================        ==========      ==========
Total return+                                                            9.63%^            5.43%          (0.60)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $           8,230        $    4,164      $    2,583
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.40%***          1.56%           1.57%
      After expense reimbursement and earnings credits                   1.05%***          1.05%           1.05%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.19%***          1.35%           1.63%
      After expense reimbursement and
        earnings credits                                                 1.54%***          1.86%           2.15%
   Portfolio turnover rate                                                 49%               96%            147%

                                                                        YEAR ENDED JUNE 30,
                                                            ------------------------------------------
CLASS A                                                        2001            2000            1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     8.57     $     9.38       $    12.27
                                                            ----------     ----------       ----------
Income from investment operations:
   Net investment income                                          0.28           0.23**           0.29**
   Net realized and unrealized gain (loss)                        0.89          (0.74)            0.18
                                                            ----------     ----------       ----------
         Total income (loss) from investment operations           1.17          (0.51)            0.47
                                                            ----------     ----------       ----------
Less distributions:
   Distributions from net investment income                      (0.36)         (0.24)           (0.71)
   Distributions from net realized gains                            --          (0.06)           (2.65)
                                                            ----------     ----------       ----------
         Total distributions                                     (0.36)         (0.30)           (3.36)
                                                            ----------     ----------       ----------
Net asset value, end of period                              $     9.38     $     8.57       $     9.38
                                                            ==========     ==========       ==========
Total return+                                                    13.89%         (5.39)%           4.17%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $        1     $        1       $        1
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.39%          1.26%            1.21%
      After expense reimbursement and earnings credits            1.05%          1.06%++          1.05%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                          2.81%          2.55%            2.75%
      After expense reimbursement and
        earnings credits                                          3.15%          2.75%            2.91%
   Portfolio turnover rate                                         159%            96%             113%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.24        $        9.00      $         9.39
                                                               -----------------        -------------      --------------
Income from investment operations:
   Net investment income                                                    0.04**               0.10**              0.08**
   Net realized and unrealized gain (loss)                                  0.81                 0.31               (0.19)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     0.85                 0.41               (0.11)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.10)               (0.17)              (0.28)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            9.99        $        9.24      $         9.00
                                                               =================        =============      ==============
Total return+                                                               9.16%^               4.67%              (1.18)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           3,876        $       2,733      $          913
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.22%***             2.27%               2.41%***
      After expense reimbursement and earnings credits                      1.80%***             1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     0.37%***             0.64%               0.69%***
      After expense reimbursement and earnings credits                      0.80%***             1.11%               1.30%***
   Portfolio turnover rate                                                    49%                  96%                147%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.05%.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.25        $        9.01      $         9.36
                                                               -----------------        -------------      --------------
Income from investment operations:
   Net investment income                                                    0.04**               0.10**              0.08**
   Net realized and unrealized gain (loss)                                  0.80                 0.31               (0.15)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     0.84                 0.41               (0.07)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.09)               (0.17)              (0.28)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.00        $        9.25      $         9.01
                                                               =================        =============      ==============
Total return+                                                               9.14%^               4.70%              (0.76)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           2,446        $       1,881      $          402
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.17%***             2.30%               2.37%***
      After expense reimbursement and earnings credits                      1.80%***             1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     0.42%***             0.61%               0.75%***
      After expense reimbursement and earnings credits                      0.79%***             1.11%               1.32%***
   Portfolio turnover rate                                                    49%                  96%                147%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            9.38        $     9.09      $     9.41
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.09**            0.18**          0.24**
   Net realized and unrealized gain (loss)                               0.82              0.32           (0.27)
                                                            -----------------        ----------      ----------
         Total income (loss) from
            investment operations                                        0.91              0.50           (0.03)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.17)            (0.21)          (0.29)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.17)            (0.21)          (0.29)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.12        $     9.38      $     9.09
                                                            =================        ==========      ==========
Total return++                                                           9.75%^            5.70%          (0.36)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          24,838        $   22,328      $   21,771
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.10%***          1.34%           1.24%
      After expense reimbursement and
        earnings credits                                                 0.80%***          0.80%           0.80%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.49%***          1.57%           2.17%
      After expense reimbursement and
        earnings credits                                                 1.79%***          2.11%           2.61%
   Portfolio turnover rate                                                 49%               96%            147%

                                                                        YEAR ENDED JUNE 30,
                                                            ------------------------------------------
CLASS Y                                                        2001            2000            1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     8.59     $     9.38      $    12.24
                                                            ----------     ----------      ----------
Income from investment operations:
   Net investment income                                          0.31           0.26**          0.34**
   Net realized and unrealized gain (loss)                        0.89          (0.74)           0.18
                                                            ----------     ----------      ----------
         Total income (loss) from
            investment operations                                 1.20          (0.48)           0.52
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net investment income                      (0.38)         (0.25)          (0.73)
   Distributions from net realized gains                            --          (0.06)          (2.65)
                                                            ----------     ----------      ----------
         Total distributions                                     (0.38)         (0.31)          (3.38)
                                                            ----------     ----------      ----------
Net asset value, end of period                              $     9.41     $     8.59      $     9.38
                                                            ==========     ==========      ==========
Total return++                                                   14.18%         (5.07)%          4.74%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $   25,719     $   11,136      $   37,603
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.14%          1.01%           0.96%
      After expense reimbursement and
        earnings credits                                          0.80%        0.81%#            0.80%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                          3.06%          2.80%           3.00%
      After expense reimbursement and
        earnings credits                                          3.40%          3.00%           3.16%
   Portfolio turnover rate                                         159%            96%            113%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.80%.

                 See accompanying notes to financial statements.

                  UBS U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           13.63        $    13.94      $    15.97
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.04**            0.11**          0.08**
   Net realized and unrealized gain (loss)                               2.07              0.04           (1.38)
                                                            -----------------        ----------      ----------
         Total income (loss) from
             investment operations                                       2.11              0.15           (1.30)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.15)            (0.08)          (0.04)
   Distributions from net realized gains                                   --             (0.38)          (0.69)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.15)            (0.46)          (0.73)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           15.59        $    13.63      $    13.94
                                                            =================        ==========      ==========
Total return+                                                           15.47%^            1.37%          (8.41)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $           5,797        $    4,702      $   13,698
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.34%***          1.30%           1.19%
      After expense reimbursement and
        earnings credits                                                 1.30%***          1.05%           1.05%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                                 0.52%***          0.64%           0.40%
      After expense reimbursement and
        earnings credits                                                 0.56%***          0.89%           0.54%
   Portfolio turnover rate                                                 20%               33%             60%

                                                                        YEAR ENDED JUNE 30,
                                                            ------------------------------------------
CLASS A                                                        2001            2000            1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    15.97      $    21.39      $    19.88
                                                            ----------      ----------      ----------
Income from investment operations:
   Net investment income                                          0.08**          0.13**          0.08**
   Net realized and unrealized gain (loss)                        1.56           (3.75)           2.67
                                                            ----------      ----------      ----------
         Total income (loss) from
             investment operations                                1.64           (3.62)           2.75
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income                      (0.29)          (0.03)          (0.12)
   Distributions from net realized gains                         (1.35)          (1.77)          (1.12)
                                                            ----------      ----------      ----------
         Total distributions                                     (1.64)          (1.80)          (1.24)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $    15.97      $    15.97      $    21.39
                                                            ==========      ==========      ==========
Total return+                                                    10.63%         (17.24)%         14.75%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $    7,067      $    7,191      $    7,563
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.17%           1.09%           1.05%
      After expense reimbursement and
        earnings credits                                          1.05%           1.05%           1.05%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement and
        earnings credits                                          0.37%           0.64%           0.57%
      After expense reimbursement and
        earnings credits                                          0.49%           0.68%           0.57%
   Portfolio turnover rate                                          54%             55%             48%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           13.45        $       13.87      $        14.76
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.02**              0.06**
   Net realized and unrealized gain (loss)                                  2.04                 0.02               (0.22)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     2.03                 0.04               (0.16)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.09)               (0.08)              (0.04)
   Distributions from net realized gains                                      --                (0.38)              (0.69)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.09)               (0.46)              (0.73)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           15.39        $       13.45      $        13.87
                                                               =================        =============      ==============
Total return+                                                              15.11%^               0.63%              (1.39)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           1,043        $         635      $          223
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.00%***             2.04%               1.99%***
      After expense reimbursement and earnings credits                      2.00%***             1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                    (0.14)%***           (0.10)%              0.46%***
      After expense reimbursement and earnings credits                     (0.14)%***            0.14%               0.65%***
   Portfolio turnover rate                                                    20%                  33%                 60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           13.44        $       13.88      $        15.20
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.02**              0.07**
   Net realized and unrealized gain (loss)                                  2.04                 0.03               (0.66)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     2.03                 0.05               (0.59)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.09)               (0.11)              (0.04)
   Distributions from net realized gains                                      --                (0.38)              (0.69)
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.09)               (0.49)              (0.73)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           15.38        $       13.44      $        13.88
                                                               =================        =============      ==============
Total return+                                                              15.12%^               0.68%              (4.18)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           1,514        $       1,020      $           70
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.97%***             2.04%               1.97%***
      After expense reimbursement and earnings credits                      1.97%***             1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                    (0.11)%***           (0.10)%              0.56%***
      After expense reimbursement and earnings credits                     (0.11)%***            0.14%               0.73%***
   Portfolio turnover rate                                                    20%                  33%                 60%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           13.73        $    14.07      $    16.07
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.07**            0.14**          0.12**
   Net realized and unrealized gain (loss)                               2.09              0.04           (1.39)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  2.16              0.18           (1.27)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.19)            (0.14)          (0.04)
   Distributions from net realized gains                                   --             (0.38)          (0.69)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.19)            (0.52)          (0.73)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           15.70        $    13.73      $    14.07
                                                            =================        ==========      ==========
Total return++                                                          15.74%^            1.69%          (8.17)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $         124,620        $   99,398      $   87,710
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 0.94%***          1.04%           0.93%
      After expense reimbursement and
        earnings credits                                                 0.94%***          0.80%           0.80%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                                 0.92%***          0.90%           0.66%
      After expense reimbursement and
        earnings credits                                                 0.92%***          1.14%           0.79%
   Portfolio turnover rate                                                 20%               33%             60%

                                                                        YEAR ENDED JUNE 30,
                                                            -----------------------------------------
CLASS Y                                                        2001            2000            1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    16.07      $    21.48      $    19.91
                                                            ----------      ----------      ----------
Income from investment operations:
   Net investment income                                          0.12**          0.16**          0.17**
   Net realized and unrealized gain (loss)                        1.57           (3.75)           2.67
                                                            ----------      ----------      ----------
         Total income (loss) from investment operations           1.69           (3.59)           2.84
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income                      (0.34)          (0.05)          (0.15)
   Distributions from net realized gains                         (1.35)          (1.77)          (1.12)
                                                            ----------      ----------      ----------
         Total distributions                                     (1.69)          (1.82)          (1.27)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $    16.07      $    16.07      $    21.48
                                                            ==========      ==========      ==========
Total return++                                                   10.88%         (17.00)%         15.22%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $  125,997      $  167,870      $  713,321
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          0.92%           0.84%           0.80%
      After expense reimbursement and
        earnings credits                                          0.80%           0.80%           0.80%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                          0.62%           0.89%           0.82%
      After expense reimbursement and
        earnings credits                                          0.74%           0.93%           0.82%
   Portfolio turnover rate                                          54%             55%             48%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements.

             UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        -------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            6.39        $     6.38     $     8.90
                                                            -----------------        ----------     ----------
Income loss from investment operations:
   Net investment income (loss)                                         (0.01)**           0.00#**       (0.02)**
   Net realized and unrealized gain (loss)                               1.00              0.01          (2.45)
                                                            -----------------        ----------     ----------
         Total gain (loss) from investment operations                    0.99              0.01          (2.47)
                                                            -----------------        ----------     ----------
Less distributions:
   Distributions from net realized gains                                   --                --          (0.05)
                                                            -----------------        ----------     ----------
Net asset value, end of period                              $            7.38        $     6.39     $     6.38
                                                            =================        ==========     ==========
Total return+                                                           15.49%^            0.16%        (27.89)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $           1,773        $    1,163     $    1,155
   Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credits                                                  2.71%***          3.91%          2.51%
      After expense reimbursement and
       earnings credits                                                  1.05%***          1.05%          1.05%
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement and
       earnings credits                                                 (1.91)%***        (2.82)%        (1.71)%
      After expense reimbursement and
       earnings credits                                                 (0.25)%***         0.04%         (0.25)%
   Portfolio turnover rate                                                 42%               86%            93%

                                                               YEAR ENDED JUNE 30,           FOR THE
                                                            -------------------------     PERIOD ENDED
CLASS A                                                        2001            2000      JUNE 30, 1999*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    15.20     $    13.88     $    11.84
                                                            ----------     ----------     ----------
Income loss from investment operations:
   Net investment income (loss)                                  (0.07)         (0.02)**       (0.01)
   Net realized and unrealized gain (loss)                       (4.32)          2.29           2.05
                                                            ----------     ----------     ----------
         Total gain (loss) from investment operations            (4.39)          2.27           2.04
                                                            ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains                         (1.91)         (0.95)            --
                                                            ----------     ----------     ----------
Net asset value, end of period                              $     8.90     $    15.20     $    13.88
                                                            ==========     ==========     ==========
Total return+                                                   (31.59)%        17.18%         17.23%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $        1     $        1     $        1
   Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credits                                           1.59%          2.11%          2.63%***
      After expense reimbursement and
       earnings credits                                           1.05%          1.05%          1.05%***
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement and
       earnings credits                                          (0.91)%        (1.22)%        (1.51)%***
      After expense reimbursement and
       earnings credits                                          (0.37)%        (0.16)%         0.07%***
   Portfolio turnover rate                                          56%            86%            51%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED            PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003     JUNE 30, 2002^^
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            6.32        $        6.36      $         7.86
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment loss                                                     (0.03)**             (0.04)**            (0.05)**
   Net realized and unrealized gain (loss)                                  0.99                   --               (1.40)
                                                               -----------------        -------------      --------------
         Total gain (loss) from investment operations                       0.96                (0.04)              (1.45)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net realized gains                                      --                   --               (0.05)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            7.28        $        6.32      $         6.36
                                                               =================        =============      ==============
Total return+                                                              15.19%^              (0.63)%            (18.61)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $             404        $         321      $          115
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     3.44%***             4.54%               3.06%***
      After expense reimbursement and earnings credits                      1.80%***             1.80%               1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                    (2.64)%***           (3.45)%             (2.28)%***
      After expense reimbursement and earnings credits                     (0.99)%***           (0.71)%             (1.02)%***
   Portfolio turnover rate                                                    42%                  87%                 93%

  * For the period December 31, 1998 (commencement of operations) through June 30, 1999.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
  #  Amount is less than $0.01 per share.
 ^^ For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED            PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            6.32        $        6.35      $         8.18
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment loss                                                     (0.03)**             (0.04)**            (0.05)**
   Net realized and unrealized gain (loss)                                  0.98                 0.01               (1.73)
                                                               -----------------        -------------      --------------
         Total loss from investment operations                              0.95                (0.03)              (1.78)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net realized gains                                      --                   --               (0.05)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            7.27        $        6.32      $         6.35
                                                               =================        =============      ==============
Total return+                                                              15.03%^              (0.47)%            (21.91)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $             311        $         267      $          572
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     3.45%***             4.71%               3.22%***
      After expense reimbursement and earnings credits                      1.80%***             1.80%               1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                    (2.65)%***           (3.62)%             (2.44)%***
      After expense reimbursement and earnings credits                     (1.00)%***           (0.71)%             (1.02)%***
   Portfolio turnover rate                                                    42%                  86%                 93%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        -------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            6.49        $     6.47      $     8.99
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss)                                          0.00#**           0.02**         0.00#**
   Net realized and unrealized gain (loss)                               1.02              0.00#          (2.47)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  1.02              0.02           (2.47)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                                --                --           (0.05)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                               --                --           (0.05)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $            7.51        $     6.49      $     6.47
                                                            =================        ==========      ==========
Total return++                                                          15.72%^            0.31%         (27.61)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $           3,015        $    1,943      $    2,291
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 2.46%***          3.72%           2.14%
      After expense reimbursement and earnings credits                   0.80%***          0.80%           0.80%
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement and
        earnings credits                                                (1.66)%***        (2.62)%         (1.39)%
      After expense reimbursement and earnings credits                   0.00%***          0.29%          (0.05)%
   Portfolio turnover rate                                                 42%               86%             93%

                                                                                           SIX MONTHS
                                                               YEAR ENDED JUNE 30,           ENDED
                                                            -------------------------       JUNE 30,
CLASS Y                                                        2001            2000         1999(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    15.28     $    13.91      $    11.84
                                                            ----------     ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss)                                  (0.01)          0.03**          0.02
   Net realized and unrealized gain (loss)                       (4.37)          2.29            2.05
                                                            ----------     ----------      ----------
         Total income (loss) from investment operations          (4.38)          2.32            2.07
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net investment income                         --             --              --
   Distributions from net realized gains                         (1.91)         (0.95)             --
                                                            ----------     ----------      ----------
         Total distributions                                     (1.91)         (0.95)             --
                                                            ----------     ----------      ----------
Net asset value, end of period                              $     8.99     $    15.28      $    13.91
                                                            ==========     ==========      ==========
Total return++                                                  (31.33)%        17.52%          17.48%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $    3,299     $    5,885      $    2,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.34%          1.86%           2.38%***
      After expense reimbursement and earnings credits            0.80%          0.80%           0.80%***
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement and
        earnings credits                                         (0.66)%        (0.97)%         (1.26)%***
      After expense reimbursement and earnings credits           (0.12)%         0.09%           0.32%***
   Portfolio turnover rate                                          56%            86%             51%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
(a) Reflects the Fund's change in fiscal year end from December 31 to June 30. # Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.

             UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        -------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           10.00        $     9.79      $    11.76
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment loss                                                  (0.05)**          (0.08)**        (0.11)**
   Net realized and unrealized gain (loss)                               2.53              0.29           (1.42)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  2.48              0.21           (1.53)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net realized gains                                (0.03)               --           (0.44)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           12.45        $    10.00      $     9.79
                                                            =================        ==========      ==========
Total return+                                                           24.85%^            2.14%         (13.18)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          51,632        $    9,841      $    1,789
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.55%***          1.71%           1.69%
      After expense reimbursement and
        earnings credits                                                 1.34%***          1.40%           1.40%
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and
        earnings credits                                                (1.10)%***        (1.21)%         (1.35)%
      After expense reimbursement and
        earnings credits                                                (0.89)%***        (0.90)%         (1.06)%
   Portfolio turnover rate                                                 56%               69%             71%

                                                                                            FOR THE
                                                               YEAR ENDED JUNE 30,        PERIOD ENDED
                                                            -------------------------       JUNE 30,
                                                               2001           2000            1999*
                                                            ------------------------------------------
Net asset value, beginning of period                        $    16.20     $     9.16     $     8.80
                                                            ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment loss                                           (0.09)         (0.08)**       (0.04)
   Net realized and unrealized gain (loss)                       (1.52)          7.12           0.40
                                                            ----------     ----------     ----------
         Total income (loss) from investment operations          (1.61)          7.04           0.36
                                                            ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains                         (2.83)            --             --
                                                            ----------     ----------     ----------
Net asset value, end of period                              $    11.76     $    16.20     $     9.16
                                                            ==========     ==========     ==========
Total return+                                                   (11.00)%        76.86%          4.09%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $        2     $        2     $        1
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.48%          1.56%          1.57%***
      After expense reimbursement and
        earnings credits                                          1.40%          1.40%          1.40%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and
        earnings credits                                         (0.87)%        (1.01)%        (0.87)%***
      After expense reimbursement and
        earnings credits                                         (0.79)%        (0.85)%        (0.70)%***
   Portfolio turnover rate                                          93%           104%            71%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED            PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002++
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.89        $        9.75      $        10.18
                                                               -----------------        -------------      --------------
Income from investment operations:
   Net investment loss                                                     (0.10)**             (0.14)**            (0.11)**
   Net realized and unrealized gain                                         2.50                 0.28                0.12
                                                               -----------------        -------------      --------------
         Total income from investment operations                            2.40                 0.14                0.01
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net realized gains                                   (0.03)                  --               (0.44)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           12.26        $        9.89      $         9.75
                                                               =================        =============      ==============
Total return+                                                              24.32%^               1.44%              (0.11)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          13,700        $       1,132      $          656
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.33%***             2.47%               2.46%***
      After expense reimbursement and earnings credits                      2.04%***             2.15%               2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits                    (1.88)%***           (1.97)%             (1.93)%***
      After expense reimbursement and earnings credits                     (1.59)%***           (1.65)%             (1.62)%***
   Portfolio turnover rate                                                    56%                  69%                 71%

  * For the period December 31, 1998 (commencement of operations) through June 30, 1999.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.88        $        9.74      $        10.37
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment loss                                                     (0.10)**             (0.14)**            (0.10)**
   Net realized and unrealized gain (loss)                                  2.50                 0.28               (0.09)
                                                               -----------------        -------------      --------------
         Total loss from investment operations                              2.40                 0.14               (0.19)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net realized gains                                   (0.03)                  --               (0.44)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           12.25        $        9.88      $         9.74
                                                               =================        =============      ==============
Total return+                                                              24.34%^               1.44%              (2.04)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          10,027        $         757      $          410
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.34%***             2.47%               2.46%***
      After expense reimbursement and earnings credits                      2.05%***             2.15%               2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits                    (1.89)%***           (1.97)%             (1.90)%***
      After expense reimbursement and earnings credits                     (1.60)%***           (1.65)%             (1.59)%***
   Portfolio turnover rate                                                    56%                  69%                 71%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           10.15        $     9.92      $    11.86
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment loss                                                  (0.04)**          (0.06)**        (0.09)**
   Net realized and unrealized gain (loss)                               2.58              0.29           (1.41)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  2.54              0.23           (1.50)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net realized gains                                (0.03)               --           (0.44)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           12.66        $    10.15      $     9.92
                                                            =================        ==========      ==========
Total return++                                                          25.07%^            2.32%         (12.90)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          78,509        $   39,785      $   36,318
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.19%***          1.49%           1.41%
      After expense reimbursement and
        earnings credits                                                 1.10%***          1.15%           1.15%
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and
         earnings credits                                               (0.74)%***        (1.00)%         (1.07)%
      After expense reimbursement and
         earnings credits                                               (0.65)%***        (0.66)%         (0.81)%
   Portfolio turnover rate                                                 56%               69%             71%

                                                               YEAR ENDED JUNE 30,        SIX MONTHS ENDED
                                                            -------------------------         JUNE 30,
CLASS Y                                                        2001           2000            1999(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    16.27     $     9.18      $     8.80
                                                            ----------     ----------      ----------
Income (loss) from investment operations:
   Net investment loss                                           (0.07)         (0.03)**        (0.02)
   Net realized and unrealized gain (loss)                       (1.51)          7.12            0.40
                                                            ----------     ----------      ----------
         Total income (loss) from investment operations          (1.58)          7.09            0.38
                                                            ----------     ----------      ----------
Less distributions:
   Distributions from net realized gains                         (2.83)            --              --
                                                            ----------     ----------      ----------
Net asset value, end of period                              $    11.86     $    16.27      $     9.18
                                                            ==========     ==========      ==========
Total return++                                                  (10.74)%        77.23%           4.32%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $   44,057     $   50,975      $   35,211
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.23%          1.31%           1.32%***
      After expense reimbursement and
        earnings credits                                          1.15%          1.15%           1.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and
         earnings credits                                        (0.62)%        (0.76)%         (0.62)%***
      After expense reimbursement and
         earnings credits                                        (0.54)%        (0.60)%         (0.45)%***
   Portfolio turnover rate                                          93%           104%             71%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
(a)  Reflects the Fund's change in fiscal year end from December 31 to June 30.

                 See accompanying notes to financial statements.

                   UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED
                                                            DECEMBER 31, 2003           YEAR ENDED JUNE 30,
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           10.99        $    10.51      $    10.33
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.19**            0.42**          0.53**
   Net realized and unrealized gain (loss)                              (0.17)             0.52            0.32
                                                            -----------------        ----------      ----------
         Total income from investment operations                         0.02              0.94            0.85
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.23)            (0.46)          (0.67)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.23)            (0.46)          (0.67)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.78        $    10.99      $    10.51
                                                            =================        ==========      ==========
Total return+                                                            0.19%^            9.17%           8.41%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          34,040        $   31,337      $   18,558
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.01%***          1.04%           1.21%
      After expense reimbursement and
        earnings credits                                                 0.85%***          0.85%           0.86%++
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                                 3.31%***          3.70%           4.68%
      After expense reimbursement and earnings credits                   3.47%***          3.89%           5.03%
   Portfolio turnover rate                                                 69%              180%            452%

                                                                        YEAR ENDED JUNE 30,
CLASS A                                                        2001            2000            1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.99      $    10.30      $    10.58
                                                            ----------      ----------      ----------
Income from investment operations:
   Net investment income                                          0.62**          0.58**          0.57**
   Net realized and unrealized gain (loss)                        0.41           (0.25)          (0.26)
                                                            ----------      ----------      ----------
         Total income from investment operations                  1.03            0.33            0.31
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income                      (0.69)          (0.64)          (0.44)
   Distributions from net realized gains                            --              --           (0.15)
                                                            ----------      ----------      ----------
         Total distributions                                     (0.69)          (0.64)          (0.59)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $    10.33      $     9.99      $    10.30
                                                            ==========      ==========      ==========
Total return+                                                    10.56%           3.29%           2.88%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      123      $        1      $        1
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          0.98%           0.92%           0.86%
      After expense reimbursement and
        earnings credits                                          0.85%           0.85%           0.85%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                          5.86%           5.87%           5.17%
      After expense reimbursement and earnings credits            5.99%           5.94%           5.18%
   Portfolio turnover rate                                         314%            170%            260%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED            PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           10.97        $       10.50      $        10.76
                                                               -----------------        -------------      --------------
Income from investment operations:
   Net investment income                                                    0.15**               0.34**              0.29**
   Net realized and unrealized gain (loss)                                 (0.17)                0.52               (0.22)
                                                               -----------------        -------------      --------------
         Total income from investment operations                           (0.02)                0.86                0.07
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.18)               (0.39)              (0.33)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.77        $       10.97      $        10.50
                                                               =================        =============      ==============
Total return+                                                              (0.16)%^              8.30%               0.70%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           2,734        $       3,646      $        1,405
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.90%***             1.79%               1.96%***
      After expense reimbursement and earnings credits                      1.60%***             1.60%               1.60%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     2.42%***             2.95%               3.93%***
      After expense reimbursement and earnings credits                      2.72%***             3.14%               4.29%***
   Portfolio turnover rate                                                    69%                 180%                452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  The ratio of net operating expenses to average net assets for Class A was
     0. 85%.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED            PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $           10.98        $       10.50      $        10.77
                                                               -----------------        -------------      --------------
Income from investment operations:
   Net investment income                                                    0.16**               0.37**              0.31**
   Net realized and unrealized gain (loss)                                 (0.17)                0.52               (0.24)
                                                               -----------------        -------------      --------------
         Total income from investment operations                           (0.01)                0.89                0.07
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.20)               (0.41)              (0.34)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.77        $       10.98      $        10.50
                                                               =================        =============      ==============
Total return+                                                              (0.09)%^              8.65%               0.72%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           2,650        $       3,164      $        1,143
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.57%***             1.54%               1.61%***
      After expense reimbursement and earnings credits                      1.35%***             1.35%               1.35%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     2.75%***             3.20%               4.32%***
      After expense reimbursement and earnings credits                      2.97%***             3.39%               4.58%***
   Portfolio turnover rate                                                    69%                 180%                452%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $           11.01        $    10.53      $    10.35
                                                            -----------------        ----------      ----------
Income from investment operations:
   Net investment income                                                 0.20**            0.45**          0.56**
   Net realized and unrealized gain (loss)                              (0.18)             0.52            0.31
                                                            -----------------        ----------      ----------
         Total income from investment operations                         0.02              0.97            0.87
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.24)            (0.49)          (0.69)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.24)            (0.49)          (0.69)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $           10.79        $    11.01      $    10.53
                                                            =================        ==========      ==========
Total return++                                                           0.24%^            9.42%           8.59%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          77,364        $   78,807      $   59,740
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 0.73%***          0.79%           0.80%
      After expense reimbursement and earnings credits                   0.60%***          0.60%         0.64%#
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                                 3.59%***          3.95%           5.10%
      After expense reimbursement and earnings credits                   3.72%***          4.14%           5.26%
   Portfolio turnover rate                                                 69%              180%            452%

                                                                        YEAR ENDED JUNE 30,
                                                            ------------------------------------------
CLASS Y                                                        2001            2000            1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    10.00      $    10.28      $    10.58
                                                            ----------      ----------      ----------
Income from investment operations:
   Net investment income                                          0.64**          0.62**          0.58**
   Net realized and unrealized gain (loss)                        0.42           (0.25)          (0.26)
                                                            ----------      ----------      ----------
         Total income from investment operations                  1.06            0.37            0.32
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income                      (0.71)          (0.65)          (0.47)
   Distributions from net realized gains                            --              --           (0.15)
                                                            ----------      ----------      ----------
         Total distributions                                     (0.71)          (0.65)          (0.62)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $    10.35      $    10.00      $    10.28
                                                            ==========      ==========      ==========
Total return++                                                   10.86%           3.74%           2.97%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $   62,514      $   58,121      $   92,030
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          0.73%           0.67%           0.61%
      After expense reimbursement and earnings credits            0.60%           0.60%           0.60%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                          6.11%           6.12%           5.42%
      After expense reimbursement and earnings credits            6.24%           6.19%           5.43%
   Portfolio turnover rate                                         314%            170%            260%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.60%.

                 See accompanying notes to financial statements.

                   UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                       (UNAUDITED)               2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            6.84        $     6.36      $     7.87
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income                                                 0.29**            0.56**          0.76**
   Net realized and unrealized gain (loss)                               0.31              0.50           (0.96)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment
           operations                                                    0.60              1.06           (0.20)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.30)            (0.58)          (1.31)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.30)            (0.58)          (1.31)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $            7.14        $     6.84      $     6.36
                                                            =================        ==========      ==========
Total return+                                                            9.01%^           17.70%          (3.01)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          72,835        $   76,309      $   65,832
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.27%***          1.29%           1.26%
      After expense reimbursement and
        earnings credits                                                 1.20%***          0.95%           0.95%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                                 8.36%***          8.38%          10.71%
      After expense reimbursement and
        earnings credits                                                 8.43%***          8.72%          11.02%
   Portfolio turnover rate                                                 43%               71%            120%

                                                                                              FOR THE
                                                                YEAR ENDED JUNE 30,         PERIOD ENDED
                                                            ---------------------------       JUNE 30,
CLASS A                                                        2001             2000          1999(a)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.18       $     9.95      $     9.98
                                                            ----------       ----------      ----------
Income (loss) from investment operations:
   Net investment income                                          0.85**           0.90**          0.42**
   Net realized and unrealized gain (loss)                       (1.08)           (0.90)          (0.15)
                                                            ----------       ----------      ----------
         Total income (loss) from investment
           operations                                            (0.23)              --            0.27
                                                            ----------       ----------      ----------
Less distributions:
   Distributions from net investment income                      (1.08)           (0.70)          (0.30)
   Distributions from net realized gains                            --            (0.07)             --
                                                            ----------       ----------      ----------
         Total distributions                                     (1.08)           (0.77)          (0.30)
                                                            ----------       ----------      ----------
Net asset value, end of period                              $     7.87       $     9.18      $     9.95
                                                            ==========       ==========      ==========
Total return+                                                    (2.28)%          (0.13)%          2.71%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $        1       $        1      $        1
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.14%            1.11%           1.08%***
      After expense reimbursement and
        earnings credits                                          0.97%++          0.95%           0.95%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                          9.65%            9.06%           8.29%***
      After expense reimbursement and
        earnings credits                                          9.82%            9.22%           8.42%***
   Portfolio turnover rate                                          87%              73%             77%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003           ENDED            PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            6.83        $        6.35      $         7.02
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income                                                    0.27**               0.51**              0.45**
   Net realized and unrealized gain (loss)                                  0.31                 0.50               (0.61)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     0.58                 1.01               (0.16)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.27)               (0.53)              (0.51)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            7.14        $        6.83      $         6.35
                                                               =================        =============      ==============
Total return+                                                               8.77%^              16.83%              (2.70)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          10,764        $      13,130      $       15,692
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.00%***             2.05%               2.05%***
      After expense reimbursement and earnings credits                      1.95%***             1.70%               1.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     7.63%***             7.62%               9.88%***
      After expense reimbursement and earnings credits                      7.68%***             7.97%              10.23%***
   Portfolio turnover rate                                                    43%                  71%                120%

(a) For the period December 31, 1998 (commencement of operations) through June 30, 1999.
  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non=annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements.


                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            6.84        $        6.35      $         7.02
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income                                                    0.28**               0.53**              0.46**
   Net realized and unrealized gain (loss)                                  0.30                 0.51               (0.61)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     0.58                 1.04               (0.15)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.28)               (0.55)              (0.52)
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            7.14        $        6.84      $         6.35
                                                               =================        =============      ==============
Total return+                                                               8.73%^              17.29%              (2.54)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          20,061        $      18,969      $       17,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.78%***             1.79%               1.79%***
      After expense reimbursement and earnings credits                      1.70%***             1.45%               1.45%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                     7.85%***             7.88%              10.15%***
      After expense reimbursement and earnings credits                      7.93%***             8.22%              10.49%***
   Portfolio turnover rate                                                    43%                  71%                120%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            6.87        $     6.38      $     7.90
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income                                                 0.31**            0.58**          0.81**
   Net realized and unrealized gain (loss)                               0.31              0.50           (1.01)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment
           operations                                                    0.62              1.08           (0.20)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income                             (0.31)            (0.59)          (1.32)
   Distributions from net realized gains                                   --                --              --
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.31)            (0.59)          (1.32)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $            7.18        $     6.87      $     6.38
                                                            =================        ==========      ==========
Total return++                                                           9.31%^           18.08%          (2.98)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          76,095        $   71,819      $   40,120
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 0.88%***          1.05%           1.02%
      After expense reimbursement and
        earnings credits                                                 0.88%***          0.70%         0.70%#
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                                 8.75%***          8.62%          10.77%
      After expense reimbursement and
        earnings credits                                                 8.75%***          8.97%          11.09%
   Portfolio turnover rate                                                 43%               71%            120%

                                                               YEAR ENDED JUNE 30,         SIX MONTHS ENDED
                                                            --------------------------         JUNE 30,
                                                               2001            2000             1999(a)
                                                            -----------------------------------------------
Net asset value, beginning of period                        $     9.19      $     9.96      $     9.98
                                                            ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income                                          0.88**          0.91**          0.44**
   Net realized and unrealized gain (loss)                       (1.08)          (0.90)          (0.15)
                                                            ----------      ----------      ----------
         Total income (loss) from investment
           operations                                            (0.20)           0.01            0.29
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income                      (1.09)          (0.71)          (0.31)
   Distributions from net realized gains                            --           (0.07)             --
                                                            ----------      ----------      ----------
         Total distributions                                     (1.09)          (0.78)          (0.31)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $     7.90      $     9.19      $     9.96
                                                            ==========      ==========      ==========
Total return++                                                   (1.83)%          0.02%           2.91%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $   54,560      $   50,845      $   60,044
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          0.89%           0.86%           0.83%***
      After expense reimbursement and
        earnings credits                                          0.72%#          0.70%           0.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
        earnings credits                                          9.90%           9.31%           8.54%***
      After expense reimbursement and
        earnings credits                                         10.07%           9.47%           8.67%***
   Portfolio turnover rate                                          87%             73%             77%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return is non-annualized.
  +  The returns do not include sales charges
(a) Reflects the Fund's change in fiscal year end from December 31 to June 30. ++ Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.70%.

                 See accompanying notes to financial statements.

              UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS A                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            6.99        $     8.08      $    10.61
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income                                                 0.02**            0.10**          0.13**
   Net realized and unrealized gain (loss)                               1.62             (0.87)          (0.79)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment
           operations                                                    1.64             (0.77)          (0.66)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.23)            (0.31)          (0.27)
   Distributions from net realized gains                                   --             (0.01)          (1.60)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.23)            (0.32)          (1.87)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $            8.40        $     6.99      $     8.08
                                                            =================        ==========      ==========
Total return+                                                           23.36%^           (9.24)%         (5.91)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $           4,799        $    3,146      $    2,599
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.46%***          1.47%           1.41%
      After expense reimbursement and
        earnings credits                                                 1.25%***          1.25%           1.25%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
         earnings credits                                                0.21%***          1.21%           1.38%
      After expense reimbursement and
        earnings credits                                                 0.42%***          1.43%           1.54%
   Portfolio turnover rate                                                 64%              120%             82%

                                                                        YEAR ENDED JUNE 30,
                                                            ------------------------------------------
                                                               2001           2000              1999
                                                            ------------------------------------------
Net asset value, beginning of period                        $    13.57     $    12.30       $    12.14
                                                            ----------     ----------       ----------
Income (loss) from investment operations:
   Net investment income                                          0.00^^**       0.08**           0.12
   Net realized and unrealized gain (loss)                       (2.15)          1.33             0.27
                                                            ----------     ----------       ----------
         Total income (loss) from investment
           operations                                            (2.15)          1.41             0.39
                                                            ----------     ----------       ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                 (0.04)            --            (0.11)
   Distributions from net realized gains                         (0.77)         (0.14)           (0.12)
                                                            ----------     ----------       ----------
         Total distributions                                     (0.81)         (0.14)           (0.23)
                                                            ----------     ----------       ----------
Net asset value, end of period                              $    10.61     $    13.57       $    12.30
                                                            ==========     ==========       ==========
Total return+                                                   (16.37)%        11.51%            3.30%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      301     $        1       $       15
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.31%          1.25%            1.24%
      After expense reimbursement and
        earnings credits                                          1.28%#         1.25%++          1.24%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
         earnings credits                                         0.77%          0.64%            1.10%
      After expense reimbursement and
        earnings credits                                          0.80%          0.64%            1.10%
   Portfolio turnover rate                                          62%            59%              74%

                                                                SIX MONTHS ENDED            YEAR              FOR THE
                                                               DECEMBER 31, 2003,           ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            6.92        $        8.05      $         7.75
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.04**              0.05**
   Net realized and unrealized gain (loss)                                  1.60                (0.86)               0.25
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     1.59                (0.82)               0.30
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and
     net foreign currency gains                                            (0.18)               (0.30)                 --
   Distributions from net realized gains                                      --                (0.01)                 --
                                                               -----------------        -------------      --------------
                                                                           (0.18)               (0.31)                 --
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            8.33        $        6.92      $         8.05
                                                               =================        =============      ==============
Total return+                                                              22.95%^              (9.94)%              3.87%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $             699        $         352      $          120
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.42%***             2.18%               2.05%***
      After expense reimbursement and earnings credits                      2.00%***             2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                    (0.75)%***            0.50%               1.45%***
      After expense reimbursement and earnings credits                     (0.34)%***            0.68%               1.50%***
   Portfolio turnover rate                                                    64%                 120%                 82%

   * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   ^ The return is non-annualized.
   + The returns do not include sales charges.
  ++ The ratio of net operating expenses to average net assets for Class A was
     1.24%.
   # The ratio of net operating expenses to average net assets for Class A was
     1.25%.
  ^^  Amount is less than $.01 per share.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            6.90        $        8.05      $         7.75
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.04**              0.04**
   Net realized and unrealized gain (loss)                                  1.60                (0.89)               0.26
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     1.59                (0.85)               0.30
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income and net foreign
     currency gains                                                        (0.19)               (0.29)                 --
   Distributions from net realized gains                                      --                (0.01)                 --
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.19)               (0.30)                 --
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $            8.30        $        6.90      $         8.05
                                                               =================        =============      ==============
Total return+                                                              23.04%^             (10.29)%              3.87%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $             880        $         399      $          183
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.24%***             2.21%               2.19%***
      After expense reimbursement and earnings credits                      2.00%***             2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                    (0.57)%***            0.47%               0.91%***
      After expense reimbursement and earnings credits                     (0.34)%***            0.68%               1.10%***
   Portfolio turnover rate                                                    64%                 120%                 82%

                                                            SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                            DECEMBER 31, 2003        --------------------------
CLASS Y                                                        (UNAUDITED)              2003            2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $            7.01        $     8.12      $    10.64
                                                            -----------------        ----------      ----------
Income (loss) from investment operations:
   Net investment income                                                 0.03**            0.11**          0.09**
   Net realized and unrealized gain (loss)                               1.63             (0.88)          (0.74)
                                                            -----------------        ----------      ----------
         Total income (loss) from investment operations                  1.66             (0.77)          (0.65)
                                                            -----------------        ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                        (0.23)            (0.33)          (0.27)
   Distributions from net realized gains                                   --             (0.01)          (1.60)
                                                            -----------------        ----------      ----------
         Total distributions                                            (0.23)            (0.34)          (1.87)
                                                            -----------------        ----------      ----------
Net asset value, end of period                              $            8.44        $     7.01      $     8.12
                                                            =================        ==========      ==========
Total return++                                                          23.77%^           (9.21)%         (5.78)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $          96,936        $   90,514      $   97,851
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                                 1.21%***          1.21%           1.13%
      After expense reimbursement and
        earnings credits                                                 1.00%***          1.00%           1.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
      earnings credits                                                   0.46%***          1.47%           0.92%
      After expense reimbursement and
        earnings credits                                                 0.64%***          1.68%           1.05%
   Portfolio turnover rate                                                 64%              120%             82%

                                                                          YEAR ENDED JUNE 30,
                                                            ------------------------------------------
                                                               2001           2000              1999
                                                            ------------------------------------------
Net asset value, beginning of period                        $    13.57      $    12.34      $    12.15
                                                            ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income                                          0.13**          0.11**          0.16
   Net realized and unrealized gain (loss)                       (2.25)           1.33            0.27
                                                            ----------      ----------      ----------
         Total income (loss) from investment operations          (2.12)           1.44            0.43
                                                            ----------      ----------      ----------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                 (0.04)          (0.07)          (0.12)
   Distributions from net realized gains                         (0.77)          (0.14)          (0.12)
                                                            ----------      ----------      ----------
         Total distributions                                     (0.81)          (0.21)          (0.24)
                                                            ----------      ----------      ----------
Net asset value, end of period                              $    10.64      $    13.57      $    12.34
                                                            ==========      ==========      ==========
Total return++                                                  (16.15)%         11.76%           3.65%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $  192,408      $  411,985      $  490,322
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                                          1.06%           1.00%           0.99%
      After expense reimbursement and
        earnings credits                                          1.03%##         1.00%#          0.99%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and
      earnings credits                                            1.02%           0.89%           1.35%
      After expense reimbursement and
        earnings credits                                          1.05%           0.89%           1.35%
   Portfolio turnover rate                                          62%             59%             74%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.99%.
 ## The ratio of net operating expenses to average net assets for Class Y was 1.00%.

                 See accompanying notes to financial statements.

               UBS U.S. VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD PRESENTED.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS A                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.31        $        9.37      $         9.96
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income                                                    0.03**               0.11**              0.05**
   Net realized and unrealized gain (loss)                                  1.49                (0.06)              (0.64)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     1.52                 0.05               (0.59)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.02)               (0.05)                 --
   Distributions from net realized gains                                      --                (0.06)                 --
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.02)               (0.11)                 --
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.81        $        9.31      $         9.37
                                                               =================        =============      ==============
Total return+                                                              16.30%^               0.61%              (5.92)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $         100,698        $       1,073      $          751
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.21%***             2.85%               3.82%***
      After expense reimbursement and earnings credits                      1.10%***             1.10%               1.10%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits                     0.39%***            (0.42)%             (1.85)%***
      After expense reimbursement and earnings credits                      0.50%***             1.33%               0.87%***
   Portfolio turnover rate                                                   227%                  59%                 39%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS B                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.21        $        9.32      $         9.62
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.05**              0.01**
   Net realized and unrealized gain (loss)                                  1.47                (0.07)              (0.31)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     1.46                (0.02)              (0.30)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.01)               (0.03)                 --
   Distributions from net realized gains                                      --                (0.06)                 --
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.01)               (0.09)                 --
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.66        $        9.21      $         9.32
                                                               =================        =============      ==============
Total return+                                                              15.79%^              (0.17)%             (3.12)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          30,210        $         709      $          301
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.05%***             3.42%               4.66%***
      After expense reimbursement and earnings credits                      1.85%***             1.85%               1.85%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits                    (0.45)%***           (0.99)%             (2.72)%***
      After expense reimbursement and earnings credits                     (0.25)%***            0.58%               0.09%***
   Portfolio turnover rate                                                   227%                  59%                 39%

  * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements.

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS C                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.22        $        9.33      $         9.73
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                            (0.01)**              0.05**              0.00#**
   Net realized and unrealized gain (loss)                                  1.48                (0.07)              (0.40)
                                                               -----------------        -------------      --------------
         Total loss from investment operations                              1.47                (0.02)              (0.40)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.01)               (0.03)                 --
   Distributions from net realized gains                                      --                (0.06)                 --
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.01)               (0.09)                 --
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.68        $        9.22      $         9.33
                                                               =================        =============      ==============
Total return+                                                              15.87%^              (0.13)%             (4.11)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $          20,149        $       1,025      $          234
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     2.04%***             3.04%               4.58%***
      After expense reimbursement and earnings credits                      1.85%***             1.85%               1.85%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits                    (0.44)%***           (0.61)%             (2.68)%***
      After expense reimbursement and earnings credits                     (0.25)%***            0.58%               0.05%***
   Portfolio turnover rate                                                   227%                  59%                 39%

                                                               SIX MONTHS ENDED             YEAR              FOR THE
                                                               DECEMBER 31, 2003            ENDED           PERIOD ENDED
CLASS Y                                                           (UNAUDITED)           JUNE 30, 2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $            9.33        $        9.38      $        10.00
                                                               -----------------        -------------      --------------
Income (loss) from investment operations:

   Net investment income                                                    0.04**               0.13**              0.11**
   Net realized and unrealized gain (loss)                                  1.49                (0.06)              (0.73)
                                                               -----------------        -------------      --------------
         Total income (loss) from investment operations                     1.53                 0.07               (0.62)
                                                               -----------------        -------------      --------------
Less distributions:
   Distributions from net investment income                                (0.02)               (0.06)                 --
   Distributions from net realized gains                                      --                (0.06)                 --
                                                               -----------------        -------------      --------------
         Total distributions                                               (0.02)               (0.12)                 --
                                                               -----------------        -------------      --------------
Net asset value, end of period                                 $           10.84        $        9.33      $         9.38
                                                               =================        =============      ==============
Total return++                                                             16.41%^               0.89%              (6.20)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $           4,456        $       4,790      $        2,819
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                     1.44%***             2.62%               3.15%***
      After expense reimbursement and earnings credits                      0.85%***             0.85%               0.85%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits                     0.16%***            (0.19)%             (1.17)%***
      After expense reimbursement and earnings credits                      0.75%***             1.58%               1.13%***
   Portfolio turnover rate                                                   227%                  59%                 39%

  * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  #  Amount is less than $0.01 per share

                 See accompanying notes to financial statements.

                 THE UBS FUNDS -- NOTES TO FINANCIAL STATTEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
The UBS Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust offers multiple series, eleven of which are covered by this report: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Allocation Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, and UBS U.S. Value Equity Fund (each a "Fund" and, collectively, the "Funds"). Each Fund has four classes of shares outstanding, Class A, Class B, Class C and Class Y. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges, and certain transfer agency related services expenses. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

On December 2, 2003, the Board of Trustees approved the name changes for the UBS U.S. Equity Fund to UBS U.S. Large Cap Equity Fund and UBS U.S. Value Equity Fund to UBS U.S. Large Cap Value Equity Fund as of February 2004.

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the Nasdaq official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or "Advisor"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board").

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statements of operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that occassionally certain dividends from foreign securities are recorded as the information becomes available.

E. FEDERAL INCOME TAXES: It is the Funds' policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

F. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

G. DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund. These Funds will distribute their respective net income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment Income and net capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Differences in dividends from net investment income per share between the classes are due to transfer agency and service and distribution related expenses.

H. INCOME AND EXPENSE ALLOCATION: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes. Class-specific expenses are charged directly to the applicable class of shares.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global AM, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund, UBS Global Asset Management (New York) Inc. (the "Sub-Advisor"), an affiliate of the Advisor, served as Sub-Advisor for these Funds pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor received 0.10% from the Advisor, not the Fund, for services it provided under the Sub-Advisory Agreement. The Sub-Advisor merged into the Advisor on December 31, 2003 and the Advisor assumed management of the above-referenced Funds as of that date.

The advisory fees as at December 31, 2003 are as follows:

FUND                                                 ADVISORY FEE
----                                                 ------------
UBS Global Allocation Fund                                   0.80%
UBS Global Equity Fund                                       0.75
UBS Global Bond Fund                                         0.75
UBS U.S. Allocation Fund                                     0.70
UBS U.S. Equity Fund                                         0.70
UBS U.S. Large Cap Growth Fund                               0.70
UBS U.S. Small Cap Growth Fund                               0.85
UBS U.S. Bond Fund                                           0.50
UBS High Yield Fund                                          0.60
UBS International Equity Fund                                0.80
UBS U.S. Value Equity                                        0.70

On December 2, 2003, the Board of Trustees approved the change in investment advisory fees for the UBS Global Equity Fund from 0.75% to the following breakpoint schedule effective January 1, 2004:

ASSETS UNDER MANAGEMENT                              FEE
-----------------------                              ----
$0-$250 million                                      0.75%
On the next $250-$500 million                        0.70
On the next $500 million - $1 billion                0.68
On amounts above $1 billion                          0.65

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions at December 31, 2003, were as follows:

                                           UBS CLASS A    UBS CLASS B    UBS CLASS C    UBS CLASS Y      ADVISORY        FEES
FUND                                       EXPENSE CAP    EXPENSE CAP    EXPENSE CAP    EXPENSE CAP        FEES         WAIVED
----                                       -----------    -----------    -----------    -----------    ------------   ----------
UBS Global Allocation Fund                     1.35%          2.10%          2.10%          1.10%     $  3,311,138            --
UBS Global Equity Fund                         1.25           2.00           2.00           1.00         1,759,376    $  462,041
UBS Global Bond Fund                           1.15           1.90           1.65           0.90           200,723        74,850
UBS U.S. Allocation Fund                       1.05           1.80           1.80           0.80           121,294        55,986
UBS U.S. Equity Fund                           1.30           2.05           2.05           1.05           412,087         1,122
UBS U.S. Large Cap Growth Fund                 1.05           1.80           1.80           0.80            16,397        38,921
UBS U.S. Small Cap Growth Fund                 1.28           2.03           2.03           1.03           468,049        70,320
UBS U.S. Bond Fund                             0.85           1.60           1.35           0.60           290,278        85,505
UBS High Yield Fund                            1.20           1.95           1.70           0.95           539,743        39,694
UBS International Equity Fund                  1.25           2.00           2.00           1.00           326,523        87,868
UBS U.S. Value Equity                          1.10           1.85           1.85           0.85           173,175        48,511

Each Fund will reimburse UBS Global AM for any fee it waives or expenses it reimburses for a period three years following such fee waivers and expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund.

Each Fund pays an administration fee that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund. For the six months ended, December 31, 2003, certain funds owed and/or paid UBS Global AM for administrative fees as follows:

                                           ADMINISTRATION   ADMINISTRATION
FUND                                         FEES OWED        FEES PAID
----                                       --------------   --------------
UBS Global Allocation Fund                 $      229,897   $            0
UBS Global Equity Fund                             31,212          247,330
UBS Global Bond Fund                                3,669           41,015
UBS U.S. Allocation Fund                            2,459           27,707
UBS U.S. Equity Fund                                8,189           85,651
UBS U.S. Large Cap Growth Fund                        343            3,286
UBS U.S. Small Cap Growth Fund                      9,258           75,270
UBS U.S. Bond Fund                                  7,481           93,174
UBS High Yield Fund                                11,413          148,200
UBS International Equity Fund                       6,229           71,382
UBS U.S. Value Equity                               9,470           12,982

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor were as follows:

                           UBS GLOBAL ALLOCATION FUND


                                                                                        NET         CHANGE IN
                                                                        SALES        REALIZED     NET UNREALIZED
AFFILIATES                                             PURCHASES       PROCEEDS     GAIN/(LOSS)     GAIN/(LOSS)         VALUE
----------                                           -------------   ------------   -----------   --------------    -------------
UBS Small Cap Equity Relationship Fund               $  20,000,000             --            --   $    4,808,010    $  40,206,186
UBS High Yield Relationship Fund                        17,000,000   $  4,500,000   $   843,023        1,642,639       32,895,767
UBS Emerging Markets Equity Relationship Fund           20,000,000             --            --       13,381,481       67,022,329
UBS Emerging Markets Debt Relationship Fund              9,000,000      8,000,000     2,966,005       (2,329,555)       9,916,294
UBS Supplementary Trust
   U.S. Cash Management Prime Fund                     304,422,914    288,562,951            --               --       49,396,098

                            UBS U.S. ALLOCATION FUND

                                                                                        NET         CHANGE IN
                                                                        SALES        REALIZED     NET UNREALIZED
AFFILIATES                                             PURCHASES       PROCEEDS     GAIN/(LOSS)     GAIN/(LOSS)         VALUE
----------                                           -------------   ------------   -----------   --------------    -------------
UBS Small Cap Equity Relationship Fund               $   2,200,000    $        --   $        --   $      139,013    $   2,339,013
UBS High Yield Relationship Fund                         1,800,000             --            --           54,603        1,854,603
UBS Supplementary Trust
   U.S. Cash Management Prime Fund                       9,925,958      7,644,268            --               --        3,031,135

The Funds may invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from the Supplementary Trust are reflected as interest income in the Statements of Operations. Amounts relating to those investments for the six months ended December 31, 2003, were as follows:

                                                                                                           % OF
                                                                SALES         INTEREST                     NET
FUND                                          PURCHASES        PROCEEDS        INCOME         VALUE       ASSETS
----                                       --------------   --------------   ----------   -------------   ------
UBS Global Allocation Fund                 $  304,422,914   $  288,562,951   $  180,749   $  49,396,098     4.22%
UBS Global Equity Fund                         66,829,308       69,654,295       25,232         367,171     0.07
UBS Global Bond Fund                           33,895,010       33,264,112       10,506       1,286,072     2.18
UBS U.S. Allocation Fund                        9,925,958        7,644,268        8,577       3,031,135     7.70
UBS U.S. Equity Fund                           20,460,110       23,464,442       34,909       3,553,964     2.67
UBS U.S. Large Cap Growth Fund                  1,927,297        1,886,744        1,008         185,577     3.37
UBS U.S. Small Cap Growth Fund                 86,215,702       79,700,248       25,189      13,553,393     8.81
UBS U.S. Bond Fund                             44,016,464       42,073,390       15,842       4,228,728     3.62
UBS High Yield Fund                            68,479,345       66,281,070       25,185       2,198,275     1.22
UBS International Equity Fund                  47,123,513       47,093,368       10,519       2,589,409     2.51
UBS U.S. Value Equity Fund                     16,206,955       10,465,007        7,718       5,937,342     3.82

The following Funds incurred brokerage commissions with affiliated broker dealers as listed below. Amounts relating to those transactions at December 31, 2003, were as follows:

FUND                                       UBS SECURITIES, LLC
----                                       -------------------
UBS Global Allocation Fund                 $            53,480
UBS Global Equity Fund                                 187,764
UBS U.S. Allocation Fund                                 5,952
UBS U.S. Equity Fund                                    10,209
UBS U.S. Large Cap Growth Fund                             646
UBS U.S. Small Cap Growth Fund                          16,796
UBS International Equity Fund                              341
UBS U.S. Value Equity Fund                               3,141

3.   INVESTMENT TRANSACTIONS
Investment transactions at December 31, 2003 excluding long-term U.S. government securities and short-term investments, were as follows:

                                                                 SALES
FUND                                         PURCHASES         PROCEEDS
----                                       --------------   --------------
UBS Global Allocation Fund                 $  622,397,895   $  155,981,677
UBS Global Equity Fund                        131,036,210      133,679,727
UBS Global Bond Fund                           24,224,339       25,492,664
UBS U.S. Allocation Fund                       12,439,426        8,396,443
UBS U.S. Equity Fund                           35,541,913       22,078,895
UBS U.S. Large Cap Growth Fund                  2,934,125        1,901,536
UBS U.S. Small Cap Growth Fund                134,186,779       53,061,621
UBS U.S. Bond Fund                             22,116,063       25,495,266
UBS High Yield Fund                            73,778,656       87,437,286
UBS International Equity Fund                  53,008,945       65,100,505
UBS U.S. Value Equity                         217,253,780      109,987,785

At December 31, 2003, purchases and sales of long-term U.S. government securities were as follows:

                                                                SALES
FUND                                         PURCHASES         PROCEEDS
----                                       --------------   --------------
UBS Global Allocation Fund                 $  174,073,465   $  149,912,099
UBS Global Bond Fund                            8,031,712        8,475,225
UBS U.S. Allocation Fund                        6,924,688        7,882,727
UBS U.S. Bond Fund                             55,151,700       52,656,205

4.   FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at December 31, 2003, was the Funds' custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract.

5.   FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such future contracts to hedge a portion of their portfolio or equitize cash. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the future contract value and are recorded as unrealized gains or losses on future contracts. The Funds recognize a realized gain or loss on future contracts when the contract is closed or expires. The statements of operations reflect net realized and net unrealized gains and losses on these contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

6.   SECURITY LENDING
UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. The Funds earned negotiated lender fees, which are included in securities lending-net in the Statements of Operations. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in interest bearing securities, which are included in the schedule of investments. In addition, the Funds received securities as collateral amounting to $83,559,800 which under certain circumstances can be resold. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2003, were as follows:

                                                               CASH
                                              MARKET        COLLATERAL      MARKET VALUE OF
                                             VALUE OF      RECEIVED FOR       INVESTMENTS
                                            SECURITIES      SECURITIES     OF CASH COLLATERAL
FUND                                          LOANED          LOANED           RECEIVED
----                                       -------------   -------------   ------------------
UBS Global Allocation Fund                 $  74,684,439   $  76,573,284   $       76,573,284
UBS International Equity Fund                  6,686,161       6,986,516            6,986,516

7.   DISTRIBUTION PLANS
The Trust has adopted distribution and/or service plans (each a "Plan" and, collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. Each Plan governs payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of the Class of each of the Funds are as follows:

FUND                                       UBS CLASS A    UBS CLASS B    UBS CLASS C
----                                       -----------    -----------    -----------
UBS Global Allocation Fund                     0.25%          1.00%          1.00%
UBS Global Equity Fund                         0.25           1.00           1.00
UBS Global Bond Fund                           0.25           1.00           0.75
UBS U.S. Allocation Fund                       0.25           1.00           1.00
UBS U.S. Equity Fund                           0.25           1.00           1.00
UBS U.S. Large Cap Growth Fund                 0.25           1.00           1.00
UBS U.S. Small Cap Growth Fund                 0.25           1.00           1.00
UBS U.S. Bond Fund                             0.25           1.00           0.75
UBS High Yield Fund                            0.25           1.00           0.75
UBS International Equity Fund                  0.25           1.00           1.00
UBS U.S. Value Equity                          0.25           1.00           1.00

For the six months ended December 31, 2003, certain Funds owed UBS Global AM service and distribution fees as follows:

                                            SERVICE &
                                           DISTRIBUTION
FUND                                        FEES OWED
----                                       ------------
UBS Global Allocation Fund                 $    277,314
UBS Global Equity Fund                          167,996
UBS Global Bond Fund                              2,632
UBS U.S. Allocation Fund                          4,936
UBS U.S. Equity Fund                              1,688
UBS U.S. Large Cap Growth Fund                    1,731
UBS U.S. Small Cap Growth Fund                   17,562
UBS U.S. Bond Fund                                2,855
UBS High Yield Fund                              59,233
UBS International Equity Fund                     1,212
UBS U.S. Value Equity                            36,553

8.   TRANSFER AGENCY SERVICES FEES
UBS Financial Services, Inc. provided transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the six months ended December 31, 2003, UBS Financial Services Inc. received from PFPC, not the Funds, compensation for related transfer agency services approximately the following:

                                             AMOUNT
FUND                                          PAID
----                                       ----------
UBS Global Allocation Fund                 $  102,654
UBS Global Equity Fund                        201,285
UBS Global Bond Fund                            9,346
UBS U.S. Allocation Fund                        8,232
UBS U.S. Equity Fund                            8,269
UBS U.S. Large Cap Growth Fund                    842
UBS U.S. Small Cap Growth Fund                 25,543
UBS U.S. Bond Fund                             11,919
UBS High Yield Fund                            66,160
UBS International Equity Fund                  26,753
UBS U.S. Value Equity                          10,448

9.   LINE OF CREDIT
The Trust has entered into an agreement with JP Morgan Chase Bank to provide a 364-day $50 million committed line of credit to the Funds. Borrowings will be made for temporary purposes to fund redemptions. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.09% of the average daily balance of the line of credit not utilized. Prior to September 10, 2003, UBS AG Stamford Branch provided the funds with a committed line of credit. The average borrowings under the agreement at December 31, 2003, were as follows:

                                             AVERAGE     NUMBER OF DAYS   INTEREST
FUND                                        BORROWINGS    OUTSTANDING       PAID
----                                       -----------   --------------   --------
UBS Global Allocation Fund                 $ 6,616,500         4          $   283
UBS Global Equity Fund                         940,600         2               85
UBS Global Bond Fund                        12,400,000         7            1,590
UBS High Yield Fund                          3,575,000         6            2,686
UBS International Equity Fund                5,208,200         8            1,992

The UBS Global Allocation Fund, UBS Global Bond Fund, and UBS High Yield Fund borrowed from the Line of Credit from the UBS AG Stamford Branch $5,025,000, $5,400,000 and $3,575,000, respectively.

10.  REORGANIZATION
At the close of business November 7, 2003, UBS U.S. Small Cap Growth Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Enhanced Nasdaq-100 Fund ("Acquired Fund") by effecting a taxable reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:

                                           UBS ENHANCED                    UBS U.S.
                                            NASDAQ-100                    SMALL CAP
                                               FUND                      GROWTH FUND
                                              SHARES        ACQUIRED        SHARES      NET UNREALIZED
FUND ACQUIRED                                EXCHANGED     NET ASSETS       ISSUED       DEPRECIATION
-------------                              ------------   ------------   ------------   --------------
UBS Enhanced NASDAQ-100 Fund
Class A                                    $    772,009   $  9,615,448   $  3,384,462      $  (201,339)
Class B                                         984,556     12,098,521      1,132,226
Class C                                         748,327      9,185,495        852,438
Class Y                                          50,566        640,425      6,122,472
                                                          ------------
Total Net Assets                                          $ 31,539,889
                                                          ------------

At the close of business November 7, 2003, UBS U.S. Value Equity Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Financial Sector Fund Inc. ("Acquired Fund") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Directors and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:

                                                UBS FINANCIAL                      UBS U.S.
                                                   SECTOR                        VALUE EQUITY
                                                  FUND INC.                          FUND
                                                   SHARES          ACQUIRED         SHARES      NET UNREALIZED
FUND ACQUIRED                                     EXCHANGED       NET ASSETS        ISSUED       DEPRECIATION
-------------                                   -------------   -------------   -------------   --------------
UBS Financial Sector Fund
Class A                                         $   9,306,444   $  93,138,892   $   9,458,007      $  (856,437)
Class B                                             3,080,643      30,423,510       3,167,885
Class C                                             1,891,918      18,702,929       2,002,831
Class Y                                               100,566       1,009,363         698,623
                                                                -------------
Total Net Assets                                                $ 143,274,694
                                                                -------------

At the close of business on October 4, 2002, the UBS U.S. Value Equity Fund ("Acquiring Fund") acquired assets and liabilities of the UBS U.S. Large Cap Equity Fund ("Acquired Fund") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for shares of the Acquired Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:

                                                   UBS U.S.                       UBS U.S.
                                                  LARGE CAP                        VALUE
                                                 EQUITY FUND                     EQUITY FUND         NET
                                                    SHARES         ACQUIRED        SHARES        UNREALIZED
FUND ACQUIRED                                     EXCHANGED       NET ASSETS       ISSUED       DEPRECIATION
-------------                                   -------------   -------------   -------------   --------------
UBS U.S. Large Cap Equity Fund                                                                     $  (709,288)
Class A                                                88,889   $     524,863          70,357
Class B                                                25,429         149,087          20,132
Class C                                                93,477         549,128          74,042
Class Y                                               285,930       1,680,096         224,762
                                                                -------------
Total Net Assets                                                $   2,903,174
                                                                -------------

UBS U.S. Value Equity Fund's net assets immediately before the reorganization were $3,199,099.

11.  SHARES OF BENEFICIAL INTEREST
For the six months ended December 31, 2003, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS A                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------     -----------   ------------
UBS Global Allocation Fund                        26,021,341     (2,875,230)        464,172     23,610,283
UBS Global Equity Fund                             1,479,246     (3,372,078)        124,605     (1,768,227)
UBS Global Bond Fund                                 532,823       (441,346)         74,654        166,131
UBS U.S. Allocation Fund                             509,750       (150,276)         12,018        371,492
UBS U.S. Equity Fund                                  43,416        (19,741)          3,041         26,716
UBS U.S. Large Cap Growth Fund                        98,154        (39,934)             --         58,220
UBS U.S. Small Cap Growth Fund                     3,792,009       (635,684)          7,174      3,163,499
UBS U.S. Bond Fund                                   761,214       (498,309)         43,789        306,694
UBS High Yield Fund                                4,159,778     (5,346,388)        220,561       (966,049)
UBS International Equity Fund                        883,155       (775,368)         13,501        121,288
UBS U.S. Value Equity Fund                         9,584,151       (393,193)         12,989      9,203,947

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS B                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                         4,366,450       (574,270)         70,864      3,863,044
UBS Global Equity Fund                               146,763     (1,925,710)        121,113     (1,657,834)
UBS Global Bond Fund                                  25,983        (42,385)          9,837         (6,565)
UBS U.S. Allocation Fund                             130,999        (41,942)          3,034         92,091
UBS U.S. Equity Fund                                  26,921         (6,723)            396         20,594
UBS U.S. Large Cap Growth Fund                        17,731        (12,940)             --          4,791
UBS U.S. Small Cap Growth Fund                     1,064,773        (64,932)          3,034      1,002,875
UBS U.S. Bond Fund                                   120,595       (202,255)          3,247        (78,413)
UBS High Yield Fund                                   92,849       (535,348)         28,419       (414,080)
UBS International Equity Fund                         40,030         (8,449)          1,479         33,060
UBS U.S. Value Equity Fund                         3,128,686       (373,593)          1,051      2,756,144

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS C                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                        17,590,864     (1,437,310)        264,602     16,418,156
UBS Global Equity Fund                               105,150     (1,545,931)         76,616     (1,364,165)
UBS Global Bond Fund                                  64,549        (26,371)         13,994         52,172
UBS U.S. Allocation Fund                              66,086        (26,980)          2,069         41,175
UBS U.S. Equity Fund                                  39,361        (17,373)            553         22,541
UBS U.S. Large Cap Growth Fund                         1,888         (1,306)             --            582
UBS U.S. Small Cap Growth Fund                       805,106        (65,334)          2,225        741,997
UBS U.S. Bond Fund                                    34,805        (79,839)          2,901        (42,133)
UBS High Yield Fund                                  293,010       (317,509)         57,727         33,228
UBS International Equity Fund                         65,232        (19,554)          2,563         48,241
UBS U.S. Value Equity Fund                         1,896,086       (120,382)            526      1,776,230

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS Y                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                         3,830,554     (3,135,442)        211,619        906,731
UBS Global Equity Fund                             6,586,036     (1,440,886)        116,889      5,262,039
UBS Global Bond Fund                               2,161,739     (1,952,755)        224,216        433,200
UBS U.S. Allocation Fund                             261,914       (228,588)         40,710         74,036
UBS U.S. Equity Fund                               1,375,454       (762,229)         85,844        699,069
UBS U.S. Large Cap Growth Fund                       142,748        (40,633)             --        102,115
UBS U.S. Small Cap Growth Fund                     3,529,914     (1,261,744)         16,584      2,284,754
UBS U.S. Bond Fund                                 2,009,734     (2,160,374)        157,999          7,359
UBS High Yield Fund                                3,308,150     (3,550,043)        387,266        145,373
UBS International Equity Fund                      8,190,393     (9,913,058)        304,413     (1,418,252)
UBS U.S. Value Equity Fund                           238,161       (341,109)            619       (102,329)

For the year ended June 30, 2003, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS A                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                        16,991,102     (1,301,511)         73,689     15,763,280
UBS Global Equity Fund                            14,517,105     (2,261,219)         40,521     12,296,407
UBS Global Bond Fund                               1,256,762       (341,473)          9,261        924,550
UBS U.S. Allocation Fund                             235,570        (81,666)          7,013        160,917
UBS U.S. Equity Fund                                 331,451       (980,185)         10,981       (637,753)
UBS U.S. Large Cap Growth Fund                       129,700       (128,657)             --          1,043
UBS U.S. Small Cap Growth Fund                     1,219,298       (418,061)             --        801,237
UBS U.S. Bond Fund                                 2,866,955     (1,851,490)         70,756      1,086,221
UBS High Yield Fund                                5,332,355     (4,968,656)        440,850        804,549
UBS International Equity Fund                      2,013,819     (1,900,579)         15,407        128,647
UBS U.S. Value Equity Fund                           149,657       (116,271)          1,670         35,056

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS B                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                         5,126,860       (592,823)         16,398      4,550,435
UBS Global Equity Fund                            17,479,415     (1,173,562)          2,152     16,308,005
UBS Global Bond Fund                                 192,173        (66,084)          1,612        127,701
UBS U.S. Allocation Fund                             273,604        (82,694)          3,507        194,417
UBS U.S. Equity Fund                                  46,863        (17,289)          1,546         31,120
UBS U.S. Large Cap Growth Fund                        72,983        (40,434)             --         32,549
UBS U.S. Small Cap Growth Fund                        96,447        (49,239)             --         47,208
UBS U.S. Bond Fund                                   393,451       (202,109)          7,237        198,579
UBS High Yield Fund                                  310,072       (932,620)         74,208       (548,340)
UBS International Equity Fund                         40,115         (6,080)          1,913         35,948
UBS U.S. Value Equity Fund                            95,615        (51,874)            923         44,664

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS C                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                        13,726,993       (916,887)         25,466     12,835,572
UBS Global Equity Fund                            11,577,407       (971,292)          2,655     10,608,770
UBS Global Bond Fund                                 338,536        (27,055)          1,070        312,551
UBS U.S. Allocation Fund                             176,742        (20,124)          2,174        158,792
UBS U.S. Equity Fund                                  72,445         (2,457)            897         70,885
UBS U.S. Large Cap Growth Fund                        43,721        (91,568)             --        (47,847)
UBS U.S. Small Cap Growth Fund                        52,671        (18,072)             --         34,599
UBS U.S. Bond Fund                                   299,008       (124,298)          4,717        179,427
UBS High Yield Fund                                  324,891       (485,387)        111,303        (49,193)
UBS International Equity Fund                        123,008        (89,576)          1,615         35,047
UBS U.S. Value Equity Fund                            98,897        (13,115)            347         86,129

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                                  SHARES         DIVIDENDS     IN SHARES
CLASS Y                                          SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                         ------------   ------------    ------------   ------------
UBS Global Allocation Fund                         7,296,906     (5,285,277)        441,775      2,453,404
UBS Global Equity Fund                             6,974,293     (4,398,666)        118,545      2,694,172
UBS Global Bond Fund                               4,534,872     (4,934,863)         63,735       (336,256)
UBS U.S. Allocation Fund                             751,068       (814,679)         48,527        (15,084)
UBS U.S. Equity Fund                               2,291,693     (1,521,384)        234,917      1,005,226
UBS U.S. Large Cap Growth Fund                        69,600       (124,614)             --        (55,014)
UBS U.S. Small Cap Growth Fund                     2,476,254     (2,220,091)             --        256,163
UBS U.S. Bond Fund                                 3,717,186     (2,510,367)        279,068      1,485,887
UBS High Yield Fund                               12,788,709     (9,404,453)        777,061      4,161,317
UBS International Equity Fund                     21,088,509    (20,833,828)        601,835        856,516
UBS U.S. Value Equity Fund                           309,081       (101,808)          5,752        213,025

                  THE UBS FUNDS -- PROXY POLICIES & PROCEDURES

PROXY VOTING POLICIES & PROCEDURES
You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Funds' web site www.ubs.com/ubsglobalam-proxy.

[UBS LOGO]                                                           Presorted
                                                                     Standard
                                                                    U.S. Postage
                                                                        PAID
                                                                   Smithtown, NY
                                                                     Permit 700

UBS GLOBAL ASSET MANAGEMENT
One North Wacker Drive
Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

   (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

   (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  March 9, 2004
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  March 9, 2004

By:    /s/ Paul H. Schubert
       --------------------
       Paul H. Schubert
       Treasurer & Principal Accounting Officer

Date:  March 9, 2004
       -------------